As filed with the Securities and Exchange Commission on July 29, 2025
Securities Act of 1933 Registration No. 33‑73404
Investment Company Act of 1940 Registration No. 811‑08236

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 194	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 196	☒
(Check appropriate box or boxes)

NORTHERN FUNDS
(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices)
800‑595‑9111
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Michael Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street Suite 2600 Philadelphia, Pennsylvania 19103	Jose J. Del Real Kevin P. O’Rourke The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 31, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS
GLOBAL TACTICAL ASSET ALLOCATION FUND
Shares Class (BBALX)
INCOME EQUITY FUND
Shares Class (NOIEX)
INTERNATIONAL EQUITY FUND
Shares Class (NOIGX)
LARGE CAP CORE FUND
Shares Class (NOLCX)
LARGE CAP VALUE FUND
Shares Class (NOLVX)
SMALL CAP VALUE FUND
Shares Class (NOSGX)
SMALL CAP CORE FUND
Class I (NSGRX)
Class K (NSCKX)
U.S. QUALITY ESG FUND
Class I (NUEIX)
Class K (NUESX)
EQUITY INDEX FUNDS
EMERGING MARKETS EQUITY INDEX FUND
Shares Class (NOEMX)
GLOBAL REAL ESTATE INDEX FUND
Shares Class (NGREX)
INTERNATIONAL EQUITY INDEX FUND
Shares Class (NOINX)
MID CAP INDEX FUND
Shares Class (NOMIX)
SMALL CAP INDEX FUND
Shares Class (NSIDX)
STOCK INDEX FUND
Shares Class (NOSIX)
WORLD SELECTION INDEX FUND (formerly known as Global Sustainability Index Fund)
Class I (NSRIX)
Class K (NSRKX)
FIXED INCOME FUNDS
BOND INDEX FUND
Shares Class (NOBOX)
CORE BOND FUND
Shares Class (NOCBX)
FIXED INCOME FUND
Shares Class (NOFIX)
HIGH YIELD FIXED INCOME FUND
Shares Class (NHFIX)
SHORT BOND FUND
Shares Class (BSBAX)
LIMITED TERM U.S. GOVERNMENT FUND
Shares Class (NSIUX)
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Shares Class (NTAUX)
ULTRA-SHORT FIXED INCOME FUND
Shares Class (NUSFX)
U.S. GOVERNMENT FUND
Shares Class (NOUGX)
TAX-EXEMPT FIXED INCOME FUNDS
ARIZONA TAX-EXEMPT FUND
Shares Class (NOAZX)
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Shares Class (NCITX)
CALIFORNIA TAX-EXEMPT FUND
Shares Class (NCATX)
INTERMEDIATE TAX-EXEMPT FUND
Shares Class (NOITX)
LIMITED TERM TAX-EXEMPT FUND
Shares Class (NSITX)
TAX-EXEMPT FUND
Shares Class (NOTEX)
ACTIVE M/MULTI-MANAGER FUNDS
ACTIVE M EMERGING MARKETS EQUITY FUND
Shares Class (NMMEX)
ACTIVE M INTERNATIONAL EQUITY FUND
Shares Class (NMIEX)
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Shares Class (NMFIX)
MULTI-MANAGER GLOBAL REAL ESTATE FUND
Shares Class (NMMGX)
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Shares Class (NMHYX)

Prospectus dated July 31, 2025

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1

3	FUND SUMMARIES

	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

	10	INCOME EQUITY FUND

	14	INTERNATIONAL EQUITY FUND

	19	LARGE CAP CORE FUND

	23	LARGE CAP VALUE FUND

	27	SMALL CAP VALUE FUND

	31	SMALL CAP CORE FUND

	36	U.S. QUALITY ESG FUND

	41	EMERGING MARKETS EQUITY INDEX FUND

	47	GLOBAL REAL ESTATE INDEX FUND

	52	INTERNATIONAL EQUITY INDEX FUND

	57	MID CAP INDEX FUND

	62	SMALL CAP INDEX FUND

	67	STOCK INDEX FUND

	71	WORLD SELECTION INDEX FUND

	77	BOND INDEX FUND

	83	CORE BOND FUND

	89	FIXED INCOME FUND

	96	HIGH YIELD FIXED INCOME FUND

	102	SHORT BOND FUND

	109	LIMITED TERM U.S. GOVERNMENT FUND

	114	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	120	ULTRA-SHORT FIXED INCOME FUND

	126	U.S. GOVERNMENT FUND

	131	ARIZONA TAX-EXEMPT FUND

	136	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	141	CALIFORNIA TAX-EXEMPT FUND

	146	INTERMEDIATE TAX-EXEMPT FUND

	151	LIMITED TERM TAX-EXEMPT FUND

	156	TAX-EXEMPT FUND

	161	ACTIVE M EMERGING MARKETS EQUITY FUND

	167	ACTIVE M INTERNATIONAL EQUITY FUND

	172	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	177	MULTI-MANAGER GLOBAL REAL ESTATE FUND

	182	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
188	INVESTMENT ADVISER

190	MANAGEMENT FEES

192	FUND MANAGEMENT

198	OTHER FUND SERVICES

199	PURCHASING AND SELLING SHARES

	199	PURCHASING SHARES

	199	OPENING AN ACCOUNT

	201	SELLING SHARES

203	CHOOSING A SHARE CLASS – SMALL CAP CORE FUND, U.S. QUALITY ESG FUND AND WORLD SELECTION INDEX FUND

205	ACCOUNT POLICIES AND OTHER INFORMATION

213	DIVIDENDS AND DISTRIBUTIONS

215	TAX CONSIDERATIONS

219	SECURITIES, TECHNIQUES AND RISKS

	219	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

258	FINANCIAL HIGHLIGHTS

300	FOR MORE INFORMATION

2	NORTHERN FUNDS PROSPECTUS

FUND SUMMARIES
GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.20%

Transfer Agency Fees	0.04%

Other Operating Expenses	0.16%

Acquired Fund Fees and Expenses(1)	0.22%

Total Annual Fund Operating Expenses(1)	0.65%

Expense Reimbursement(2)	(0.17)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.48%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.25%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$49	$191	$345	$794
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94.22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will generally seek exposure to a number of different asset classes based on an asset allocation framework developed by the Investment Policy Committee of The Northern Trust Company (“TNTC”) and NTI (TNTC and NTI are collectively referred to herein as “Northern Trust”). The asset classes in which the Fund seeks to obtain exposure include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; mortgage- and asset-backed securities; and fixed-income securities, including high yield securities and money market instruments. The Fund primarily obtains exposure to these asset classes by investing in shares of underlying mutual funds and exchange-traded funds (“ETFs”), including mutual funds and ETFs for which NTI, the Fund’s investment adviser, or an affiliate acts as investment adviser (collectively, “Underlying Funds”). The Fund also may obtain exposure to one or more asset classes by investing directly in equity or fixed-income securities or money market instruments. In addition, the Fund also may invest directly in derivatives, including but not limited to forward foreign currency exchange contracts, futures contracts and options on futures contracts, for hedging purposes.
The Fund may obtain exposure to securities of U.S. and foreign issuers, including those in emerging markets countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund expects its foreign exposure to be allocated among various regions or countries, including the United States (but in no less than three different countries).

NORTHERN FUNDS PROSPECTUS	3

GLOBAL TACTICAL ASSET ALLOCATION FUND

Northern Trust’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Fund using the asset allocation framework and incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. NTI monitors the Fund daily to ensure it is invested pursuant to the current asset allocation framework. NTI reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Fund may invest. The Fund is not required to maintain any minimum or maximum investment in any asset class.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the financials and information technology sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Because the Fund invests primarily in the Underlying Funds, the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
ASSET ALLOCATION RISK is the risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will not perform as expected. The Fund’s investment in any one Underlying Fund or asset class may exceed 15% of the Fund’s total assets, which may cause it to be subject to greater volatility and risk than a more diversified fund.
UNDERLYING FUND RISK is the risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund will be subject to the risks associated with investments in the Underlying Funds, such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose

4	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis by certain of the Underlying Funds can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
COMMODITY-RELATED SECURITIES RISK is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemics or epidemics), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

NORTHERN FUNDS PROSPECTUS	5

GLOBAL TACTICAL ASSET ALLOCATION FUND

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial

6	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK is the risk that such securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
REAL ESTATE SECURITIES RISK is the risk that investments in real estate investment trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, defaults by borrowers or tenants, increases in property taxes, fluctuations in interest rates and limited availability of mortgage financing. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of two broad-based securities market indices and a custom blended benchmark that reflects the investment instruments in which the Fund invests, in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Trust’s website at northerntrust.com/funds or by calling 800-595-9111.

NORTHERN FUNDS PROSPECTUS	7

GLOBAL TACTICAL ASSET ALLOCATION FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 7.11%. For the periods shown in the bar chart above, the highest quarterly return was 12.55% in the second quarter of 2020, and the lowest quarterly return was (16.81)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	8.01%	4.32%	5.01%
Returns after taxes on distributions	6.89%	2.76%	3.63%
Returns after taxes on distributions and sale of Fund shares	5.04%	2.92%	3.49%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)	17.49%	10.06%	9.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Blended Index (60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes))	10.78%	6.07%	6.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Tactical Asset Allocation Fund. Anwiti Bahuguna, PhD, Executive Vice President of NTI, Daniel Ballantine, Vice President of NTI, Colin Cheesman, Vice President of NTI, and Peter Wilke, Senior Vice President of NTI, have been managers of the Fund since December 2023, December 2023, January 2025, and January 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

8	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	9

INCOME EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.46%

Other Expenses	0.18%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.14%

Total Annual Fund Operating Expenses	0.64%

Expense Reimbursement(1)	(0.15)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.49%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.48%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$50	$190	$342	$784
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks. The Fund seeks to provide a high level of current income relative to its benchmark index.
In determining capital appreciation potential, NTI uses a proprietary quantitative ranking system that is designed to provide exposure to equity securities that exhibit quality characteristics. Beginning with a broad universe of highly liquid equity securities, NTI applies a proprietary quality score, which ranks each security based on its issuer’s profitability, management efficiency, and cash generation, to screen out the lowest quality securities based on their proprietary ranking. NTI then selects securities from the remaining universe that it believes will achieve the appropriate quality and yield exposures. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Final purchase decisions are made based on the desired level of diversification and dividend yield.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the information technology sector.

10	NORTHERN FUNDS PROSPECTUS

INCOME EQUITY FUND

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

PREFERRED SECURITIES RISK is the risk that preferred securities may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also are subject to issuer-specific and market risks applicable generally to equity securities.

NORTHERN FUNDS PROSPECTUS	11

INCOME EQUITY FUND

DIVIDEND RISK is the risk that as a group, securities that pay high dividends may fall out of favor with investors and underperform companies that do not pay high dividends. Also, changes in the dividend policies of such companies and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend-paying companies could reduce or eliminate the payment of dividends in the future or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks that meet the Fund’s investment criteria may not be widely available for purchase by the Fund, which may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 6.66%. For the periods shown in the bar chart above, the highest quarterly return was 19.18% in the second quarter of 2020, and the lowest quarterly return was (22.67)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	24.46%	12.92%	11.36%
Returns after taxes on distributions	22.48%	10.75%	9.25%
Returns after taxes on distributions and sale of Fund shares	15.47%	9.83%	8.68%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Income Equity Fund. Reed A. LeMar, CFA, and Jeffrey D. Sampson, CFA, each a Senior Vice President of NTI, have been managers of the Fund since July 2017, and Sridhar Kancharla, CFA, Senior Vice President of NTI, has been a manager of the Fund since July 2018. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

12	NORTHERN FUNDS PROSPECTUS

INCOME EQUITY FUND

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	13

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.47%

Other Expenses	0.18%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.14%

Total Annual Fund Operating Expenses	0.65%

Expense Reimbursement(1)	(0.14)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.51%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.49%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$52	$194	$348	$797
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. Under normal circumstances, the Fund will invest significantly (at least 40%) in the securities of companies that are located, headquartered, incorporated or otherwise organized outside of the United States. These companies generally have market capitalizations in excess of $1 billion. The Fund may invest up to 25% of its total assets in emerging market countries (i.e., those that are generally in the early stages of their industrial cycles).
The Fund’s investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the MSCI World ex USA Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the MSCI World ex USA Index. In managing the Fund, NTI attempts to achieve the Fund’s objective by overweighting those stocks that it believes will outperform the MSCI World ex USA Index and underweighting (or excluding entirely) those stocks that it believes will underperform the MSCI World ex USA Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multifactor quantitative stock selection model that generates stock specific forecasts that are used along with controls intended to manage risk to determine security weightings.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

14	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY FUND

From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors, countries and/or geographic regions. As of March 31, 2025, the Fund had focused investments in the financials and industrials sectors and in Japan and the European Union.
MSCI Inc. does not endorse any of the securities in the MSCI World ex USA Index. It is not a sponsor of the International Equity Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies,

NORTHERN FUNDS PROSPECTUS	15

INTERNATIONAL EQUITY FUND

restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
JAPAN INVESTMENT RISK is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.

∎
EUROPEAN INVESTMENT RISK is the risk that investments in certain countries in the European Union (the “EU”) are susceptible to high political, social, or economic risks due to restrictions on inflation rates, rising debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in local or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, budget deficits and recessions in an EU member country may have significant adverse effects on the economies of the other EU member countries. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU would likely place the EU’s currency and banking system in jeopardy and result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

16	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY FUND

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
On January 1, 2017, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 21.54%. For the periods shown in the bar chart above, the highest quarterly return was 17.64% in the fourth quarter of 2022, and the lowest quarterly return was (25.00)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	4.85%	5.18%	4.35%
Returns after taxes on distributions	3.73%	4.08%	3.62%
Returns after taxes on distributions and sale of Fund shares	3.59%	3.91%	3.42%
MSCI World ex USA Index (reflects no deduction or fees, expenses or taxes)	4.70%	5.10%	5.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Fund. Mark C. Sodergren, CFA, Reed A. LeMar, CFA, and Sridhar Kancharla, CFA, each a Senior Vice President of NTI, have been managers of the Fund since January 2017, July 2024, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	17

INTERNATIONAL EQUITY FUND

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.
You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary. If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	NORTHERN FUNDS PROSPECTUS

LARGE CAP CORE FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.44%

Other Expenses	0.11%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.07%

Total Annual Fund Operating Expenses	0.55%

Expense Reimbursement(1)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$166	$297	$680
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities of large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Index.
The Fund seeks to achieve its investment objective by employing a strategy that uses statistics and advanced econometric methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multifactor quantitative stock selection model, which generates stock specific forecasts that are used along with controls intended to manage risk to determine security weightings.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the information technology sector.
Frank Russell Company does not endorse any of the securities in the Russell 1000® Index. It is not a sponsor of the Large Cap Core Fund and is not affiliated with the Fund in any way.

NORTHERN FUNDS PROSPECTUS	19

LARGE CAP CORE FUND

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended;

20	NORTHERN FUNDS PROSPECTUS

LARGE CAP CORE FUND

the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 7.68%. For the periods shown in the bar chart above, the highest quarterly return was 20.05% in the second quarter of 2020, and the lowest quarterly return was (21.23)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	26.34%	14.57%	11.89%
Returns after taxes on distributions	23.69%	12.39%	10.44%
Returns after taxes on distributions and sale of Fund shares	17.27%	11.19%	9.45%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Core Fund. Mark C. Sodergren, CFA, Reed A. LeMar, CFA, and Sridhar Kancharla, CFA, each a Senior Vice President of NTI, have been managers of the Fund since July 2011, July 2024, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the

NORTHERN FUNDS PROSPECTUS	21

LARGE CAP CORE FUND

intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	NORTHERN FUNDS PROSPECTUS

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.53%

Other Expenses	0.24%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.20%

Total Annual Fund Operating Expenses	0.77%

Expense Reimbursement(1)	(0.20)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.57%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.55%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$58	$226	$408	$935
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.87% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index.
In buying stocks, NTI uses a quantitatively managed strategy designed to provide exposure to value and quality factors. Beginning with a broad universe of highly liquid equity securities, NTI seeks to identify those securities that are out-of-favor and undervalued by applying a proprietary value screen. Once the targeted universe of value securities has been identified, NTI applies a proprietary quality score to rank each security to eliminate the lowest quality securities based on their proprietary ranking. NTI then selects securities from the remaining universe that it believes will achieve the appropriate capitalization and diversification goals, while focusing on those value securities ranking in the top quintile based on their proprietary quality and value score. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector, region and portfolio levels through portfolio diversification. Final purchase decisions are made based on a fundamental review of the remaining companies and on the desired level of diversification.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

NORTHERN FUNDS PROSPECTUS	23

LARGE CAP VALUE FUND

From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the financials sector.
Frank Russell Company does not endorse any of the securities in the Russell 1000® Value Index. It is not a sponsor of the Large Cap Value Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
VALUE INVESTING RISK is the risk that because the Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation, the Fund is subject to greater risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

24	NORTHERN FUNDS PROSPECTUS

LARGE CAP VALUE FUND

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 5.15%. For the periods shown in the bar chart above, the highest quarterly return was 17.68% in the fourth quarter of 2020, and the lowest quarterly return was (29.04)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	13.57%	8.84%	8.10%
Returns after taxes on distributions	11.09%	6.95%	6.89%
Returns after taxes on distributions and sale of Fund shares	8.92%	6.45%	6.21%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

NORTHERN FUNDS PROSPECTUS	25

LARGE CAP VALUE FUND

MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Value Fund. Mark C. Sodergren, CFA, and Sridhar Kancharla, CFA, each a Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI, have been managers of the Fund since June 2014, July 2015, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	NORTHERN FUNDS PROSPECTUS

SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees(1)	0.45%

Other Expenses	0.20%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.16%

Acquired Fund Fees and Expenses(2)	0.01%

Total Annual Fund Operating Expenses(2)	0.66%

Expense Reimbursement(3)	(0.15)%

Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.51%

(1)	“Management Fees” have been restated to reflect current fees.

(2)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.50%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$52	$196	$353	$808
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.80% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.
Using a quantitative analysis to evaluate financial data, NTI buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team normally will sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team also may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the Fund employs a strategy that uses statistics and other methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative attractiveness across valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multi-factor quantitative stock selection model that seeks to generate excess returns relative to the Russell 2000® Value Index by over- and underweighting securities included in such index.
Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.

NORTHERN FUNDS PROSPECTUS	27

SMALL CAP VALUE FUND

From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the financials sector.
Frank Russell Company does not endorse any of the securities in the Russell 2000® Value Index. It is not a sponsor of the Small Cap Value Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
VALUE INVESTING RISK is the risk that because the Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation, the Fund is subject to greater risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

28	NORTHERN FUNDS PROSPECTUS

SMALL CAP VALUE FUND

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was (2.00)%. For the periods shown in the bar chart above, the highest quarterly return was 27.40% in the fourth quarter of 2020, and the lowest quarterly return was (34.43)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	5.34%	6.13%	6.31%
Returns after taxes on distributions	(3.84)%	2.79%	3.80%
Returns after taxes on distributions and sale of Fund shares	9.68%	4.65%	4.77%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	8.05%	7.29%	7.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

NORTHERN FUNDS PROSPECTUS	29

SMALL CAP VALUE FUND

MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Value Fund. Reed A. LeMar, CFA, Senior Vice President of NTI, Sridhar Kancharla, CFA, Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI, have been managers of the Fund since July 2024, July 2024, and July 2025 respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	NORTHERN FUNDS PROSPECTUS

SMALL CAP CORE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class K shares or Class I shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class K or Class I shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees(1)	0.38%	0.38%

Other Expenses	0.07%	0.17%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.10%

Other Operating Expenses	0.03%	0.03%

Acquired Fund Fees and Expenses(2)	0.02%	0.02%

Total Annual Fund Operating Expenses(2)	0.47%	0.57%

Expense Reimbursement(3)	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.42%	0.52%

(1)	“Management Fees” have been restated to reflect current fees.

(2)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of each Class (excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) do not exceed 0.40%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$43	$146	$258	$587
Class I	$53	$178	$313	$709
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.
Using a quantitative analysis to evaluate financial data, NTI buys securities of small capitalization companies that it believes have favorable characteristics such as earnings quality and returns on equity relative to their peers. The team may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a company has favorable characteristics, NTI uses an evaluation process that includes, but is not limited to:

∎	Quantitative review of fundamental factors such as earnings metrics and capital deployment; and

∎	Systematic evaluations of new securities with attractive attributes and re-evaluations of portfolio holdings.
NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Final purchase decisions are made based on a quantitative

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SMALL CAP CORE FUND

review of each company and on the desired level of diversification.
Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends. The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the financials, industrials, and health care sectors.
Frank Russell Company does not endorse any of the securities in the Russell 2000® Index. It is not a sponsor of the Small Cap Core Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

∎	HEALTH CARE SECTOR RISK is the risk that companies in the health care sector may be negatively affected by

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scientific or technological developments, research and development costs, increased competition within the health care sector impacting prices and demand for products or services, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The returns shown for periods ended prior to July 30, 2020 are those of the Shares Class shares of the Fund at net asset value. Effective July 30, 2020, Shares Class shares of the Fund were converted into new Class K shares and Class I shares of the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2025 was (1.90)%. For the periods shown in the bar chart above, the highest quarterly return was 28.37% in the fourth quarter of 2020, and the lowest quarterly return was (29.37)% in the first quarter of 2020.

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SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Class K Shares(1)
Returns before taxes	10.56%	8.42%	8.03%
Returns after taxes on distributions	6.40%	6.20%	6.52%
Returns after taxes on distributions and sale of Fund shares	8.97%	6.43%	6.30%
Class I Shares(1)	10.50%	8.32%	7.99%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	11.54%	7.40%	7.82%

(1)
The inception date of Class K and Class I shares of the Fund is July 30, 2020. Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). Performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class K shares. After-tax returns for other classes will vary.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Core Fund. Reed A. LeMar, CFA, Senior Vice President of NTI, Sridhar Kancharla, CFA, Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI, have been managers of the Fund since July 2024, July 2024, and July 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, securities lending agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.
You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

34	NORTHERN FUNDS PROSPECTUS

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∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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U.S. QUALITY ESG FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class I shares or Class K shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class I or Class K shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees	0.37%	0.37%

Other Expenses	0.07%	0.17%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.10%

Other Operating Expenses	0.03%	0.03%

Total Annual Fund Operating Expenses	0.44%	0.54%

Expense Reimbursement(1)	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.39%	0.49%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of each Class (excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) do not exceed 0.39%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$40	$136	$241	$550
Class I	$50	$168	$297	$672
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 36.27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large and mid-capitalization U.S. companies that NTI believes have favorable environmental, social and governance (“ESG”) characteristics under a third-party vendor’s rating methodology. For purposes of this definition, U.S. companies with a market capitalization within the range of the Russell 1000® Index will be considered large or mid-capitalization U.S. companies. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large or mid-capitalization companies.
Using a quantitative, factor based approach, the Fund intends to invest in companies that: (i) meet certain criteria for ESG factors using data provided by one or more third-party research vendors; (ii) exhibit strong business fundamentals, solid management and reliable cash flows; and (iii) are located, headquartered in, incorporated in or otherwise organized in the United States. The Fund’s ESG criteria is applied to all equity securities that are included in the Russell 1000® Index, except that the Fund may at times hold securities that are subject to, or may hold securities as a result of, certain corporate actions, which securities may not be evaluated for ESG criteria. The Fund expects its investments to be allocated among companies that are diversified in terms of industries and capitalization ranges.
The Fund is managed according to a quantitative model developed by NTI. To define an investable universe, NTI first excludes securities of companies included in the Russell 1000® Index that are involved in ESG controversies classified as “very severe” by a third-party research vendor under certain global conventions, such as the United Nations Global Compact

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Principles. NTI also removes companies that, based on its evaluation of ESG data, appear to do a poor job of managing their ESG risks and opportunities relative to their peers as well as those with specified levels of involvement in controversial business practices, e.g., tobacco, civilian firearms, thermal coal, and both controversial and conventional weapons. NTI may modify this list of excluded companies at any time, without shareholder approval or notice.
NTI engages a third-party research vendor to provide ESG data for U.S. companies. The third-party vendor identifies ESG areas of risk and opportunity, evaluates exposure and management, and ranks and rates companies against their industry peers.
After defining the investable universe, NTI evaluates the quality of the remaining securities and removes those securities that do not meet the proprietary quality methodology. NTI’s quality methodology rates and ranks securities based on three categories of financial signals (profitability, management efficiency, and cash generation). Those securities remaining from the investable universe are also rated and ranked based on NTI’s evaluation of their ESG characteristics.
The Fund is constructed based on an optimization methodology designed to take active exposure by overweighting and underweighting securities based on their ESG and relative financial quality rankings. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. NTI makes final purchase decisions based on the quantitative model described above and on the desired level of diversification. The Fund will normally sell a security that NTI believes is no longer attractive based upon the evaluation criteria described above. Further, in making purchase and sell decisions, NTI seeks to create a portfolio comprised of companies with a lower aggregate carbon footprint than the aggregate carbon footprint of the companies in the Russell 1000® Index, which includes consideration of a company’s emissions and carbon reserves as well as the extent to which a company is prepared for, and can mitigate risk associated with, a transition to a low carbon economy.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. ESG criteria are not applied to the Fund’s investments in derivatives.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the information technology and financials sectors.
Frank Russell Company does not endorse any of the securities in the Russell 1000® Index. It is not a sponsor of the Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
ESG INVESTING RISK is the risk stemming from the ESG factors that the Fund applies in selecting securities. The use of ESG factors in securities selection may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s performance results may be lower than the broader equity market or than other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The Fund’s use of ESG factors in selecting securities for the Fund’s portfolio depends in part on the ESG criteria considered and research methodologies employed by its third-party vendor. Information used by the Fund to evaluate ESG factors, including data provided by the Fund’s third-party vendor, may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to accurately determine companies’ ESG ratings, which in turn could negatively impact the Fund’s performance. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria which may make it difficult to compare the Fund’s principal investment strategies with the

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U.S. QUALITY ESG FUND

investment strategies of other funds that apply certain ESG criteria or that use a different third-party vendor for ESG data. The Fund’s or third-party vendor’s assessment of a company, based on the company’s level of involvement in a particular industry or ESG controversy or the company’s ESG ranking or rating, may differ from that of other funds, vendors, or an investor. Information used by the Fund to evaluate ESG factors may vary across providers and issuers as ESG is not a uniformly defined characteristic. ESG standards differ by region and industry, and a company’s ESG practices or data providers’ assessment of a company’s ESG practices may change over time. As a result, the companies in which the Fund invests may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of

38	NORTHERN FUNDS PROSPECTUS

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collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The returns shown for periods ended prior to July 30, 2020 for the Class K shares and August 24, 2020 for the Class I shares are those of the Shares Class shares of the Fund at net asset value. Effective July 30, 2020, the Shares Class shares of the Fund were converted into new Class K shares and Class I shares of the Fund. Class K shares commenced operations on July 30, 2020 and Class I shares commenced operations on August 24, 2020. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2025 was (4.56)%. For the periods shown in the bar chart above, the highest quarterly return was 22.19% in the second quarter of 2020, and the lowest quarterly return was (19.11)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	Since Inception (10/02/17)
Class K Shares(1)
Returns before taxes	20.72%	14.13%	13.87%
Returns after taxes on distributions	20.27%	13.28%	13.08%
Returns after taxes on distributions and sale of Fund shares	12.56%	11.14%	11.15%
Class I Shares(1)	20.56%	14.04%	13.81%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	14.03%

(1)
The inception date of Class K shares of the Fund is August 21, 2020 and the inception date of Class I shares of the Fund is August 24, 2020. Performance shown prior to the inception dates is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). The inception date of the Fund’s Shares Class is October 2, 2017. Performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class K shares. After-tax returns for other classes will vary.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Quality ESG Fund. Jeffrey D. Sampson, CFA, Senior Vice President of NTI, Peter M. Zymali, CFP®, Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI, have been managers of the Fund since October 2017, October 2017, and July 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.

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U.S. QUALITY ESG FUND

You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own Class I shares or Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares Class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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EMERGING MARKETS EQUITY INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.14%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.28%

Expense Reimbursement(2)	(0.13)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.15%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.15%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$16	$77	$145	$343
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.17% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities, in weightings that approximate the relative composition of the securities included in the Index, in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities, and in MSCI Emerging Markets Index futures approved by the Commodity Futures Trading Commission. The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Index captures large and mid-cap representation across 24 Emerging Markets countries, as determined by the index provider, and covers approximately 85% of the free float-adjusted market capitalization in each country as of May 30, 2025. As of May 30, 2025, the Index was comprised of 1,206 constituents with market capitalizations ranging from $113.36 million to $794.94 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.

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EMERGING MARKETS EQUITY INDEX FUND

The Fund generally invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors, countries and/or geographic regions. As of March 31, 2025, the Fund had focused investments in China, India and Taiwan, and in the financials and information technology sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the Emerging Markets Equity Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays

42	NORTHERN FUNDS PROSPECTUS

EMERGING MARKETS EQUITY INDEX FUND

in settlement procedures, unexpected market closures, and lack of timely information.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
CHINA INVESTMENT RISK is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; and considerable degrees of economic, political and social instability. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investors in Chinese markets generally experience difficulties in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Complex geopolitical tensions, internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Additionally, the Public Company Accounting Oversight Board (“PCAOB”) has historically had difficulties inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. These difficulties may impose significant additional risks associated with investments in China, including with respect to the reliability of the audits and of the information about the Chinese securities or the potential delisting of a U.S.-listed Chinese issuer due to an inability to inspect the issuer’s accounting firm. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.

∎
INDIA INVESTMENT RISK is the risk associated with investments in companies located or operating in India, such as political and legal uncertainty, religious factors impacting Indian businesses and greater government control over the economy, currency fluctuations or blockage, liquidity risk, the rate of inflation and the risk of nationalization or expropriation of assets, which may result in higher potential for losses. Specifically, India’s strained relations with neighboring countries like Pakistan and China could result in geopolitical risk that has an adverse impact on the Indian economy and stock market. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities,

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EMERGING MARKETS EQUITY INDEX FUND

which may limit the amount the Fund can invest in certain types of companies. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.

∎
TAIWAN INVESTMENT RISK is the risk of investing in securities of Taiwanese issuers, and includes Taiwanese legal, regulatory, political, currency, and economic risks. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese economy and its securities market. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.

DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and

44	NORTHERN FUNDS PROSPECTUS

EMERGING MARKETS EQUITY INDEX FUND

risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 15.62%. For the periods shown in the bar chart above, the highest quarterly return was 19.07% in the fourth quarter of 2020, and the lowest quarterly return was (24.06)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Years	10-Years
Shares Class
Returns before taxes	7.10%	1.11%	3.19%
Returns after taxes on distributions	6.24%	0.32%	2.50%
Returns after taxes on distributions and sale of Fund shares	4.61%	0.74%	2.41%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	7.50%	1.70%	3.64%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting

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EMERGING MARKETS EQUITY INDEX FUND

from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Emerging Markets Equity Index Fund. Robert D. Anstine, Senior Vice President of NTI, Brendan Sullivan, CFA, Senior Vice President of NTI, Yair Walny, CFA, Vice President of NTI, and Steven J. Santiccioli, Vice President of NTI, have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	NORTHERN FUNDS PROSPECTUS

GLOBAL REAL ESTATE INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI ACWI IMI Core Real Estate Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.40%

Other Expenses	0.08%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.04%

Total Annual Fund Operating Expenses	0.48%

Expense Reimbursement(1)	(0.01)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.47%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.47%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$48	$153	$268	$603
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.98% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities. The Index is a free float-adjusted, market capitalization index that consists of large, mid and small-cap stocks engaged in the ownership, development and management of specific core property type real estate. The Index excludes companies, such as real estate services and real estate financing companies that do not own properties. The Fund will concentrate its investments (i.e., invest at least 25% or more of its total assets) in issuers principally engaged in real estate activities.
The Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries engaged in the ownership, development and management of specific core property type real estate, as determined by the index provider. As of May 30, 2025, the Index was comprised of 486 constituents with market capitalizations ranging from $145.30 million to $100.58 billion. The Index is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions. The Fund generally invests in substantially all of the securities in the Index in approximately

NORTHERN FUNDS PROSPECTUS	47

GLOBAL REAL ESTATE INDEX FUND

the same proportions as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular countries and/or geographic regions.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the Global Real Estate Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. Because the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
REIT RISK is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risks. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act.

48	NORTHERN FUNDS PROSPECTUS

GLOBAL REAL ESTATE INDEX FUND

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

NORTHERN FUNDS PROSPECTUS	49

GLOBAL REAL ESTATE INDEX FUND

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
Effective July 31, 2018, the Fund changed its underlying index from the FTSE EPRA/NAREIT Global Index to the MSCI ACWI IMI Core Real Estate Index. Therefore, performance shown for periods prior to July 31, 2018 may have differed had the Fund sought to track its current Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 6.33%. For the periods shown in the bar chart above, the highest quarterly return was 15.89% in the third quarter of 2024, and the lowest quarterly return was (27.43)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Years	10-Years
Shares Class
Returns before taxes	2.68%	(0.79)%	2.68%
Returns after taxes on distributions	1.40%	(1.49)%	1.63%
Returns after taxes on distributions and sale of Fund shares	1.83%	(0.79)%	1.68%
MSCI® World Index (reflects no deduction for fees, expenses, or taxes)	18.67%	11.17%	9.95%
MSCI® ACWI IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)	2.22%	(1.19)%	2.50%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

50	NORTHERN FUNDS PROSPECTUS

GLOBAL REAL ESTATE INDEX FUND

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Real Estate Index Fund. Volter Bagriy, CFA, CAIA, Vice President of NTI, Brendan Sullivan, CFA, Senior Vice President of NTI, Alan Aung, Vice President of NTI, and Steven J. Santiccioli, Vice President of NTI, have been managers of the Fund since April 2024, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, section 199A dividends or a combination of the four, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	51

INTERNATIONAL EQUITY INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.09%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Total Annual Fund Operating Expenses	0.16%

Expense Reimbursement(1)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.10%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.10%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$11	$46	$85	$199
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.42% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities and Index futures approved by the Commodity Futures Trading Commission.
The Index captures large and mid-cap representation across 21 Developed Markets countries around the world, as determined by the index provider, excluding the US and Canada, and covers approximately 85% of the free float-adjusted market capitalization in each country as of May 30, 2025. As of May 30, 2025, the Index was comprised of 694 constituents with market capitalizations ranging from $2.28 billion to $315.21 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund generally invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.

52	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors, countries and/or geographic regions. As of March 31, 2025, the Fund had focused investments in the financials and industrials sectors and in Japan and the European Union.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the International Equity Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments.. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the

NORTHERN FUNDS PROSPECTUS	53

INTERNATIONAL EQUITY INDEX FUND

underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
JAPAN INVESTMENT RISK is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.

∎
EUROPEAN INVESTMENT RISK is the risk that investments in certain countries in the European Union (the “EU”) are susceptible to high political, social, or economic risks due to restrictions on inflation rates, rising debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in local or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, budget deficits and recessions in an EU member country may have significant adverse effects on the economies of the other EU member countries. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU would likely place the EU’s currency and banking system in jeopardy and result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly

54	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND

specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 20.56%. For the periods shown in the bar chart above, the highest quarterly return was 18.35% in the fourth quarter of 2022, and the lowest quarterly return was (22.62)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	3.71%	4.72%	5.21%
Returns after taxes on distributions	2.78%	4.09%	4.62%
Returns after taxes on distributions and sale of Fund shares	2.78%	3.73%	4.19%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	3.82%	4.73%	5.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

NORTHERN FUNDS PROSPECTUS	55

INTERNATIONAL EQUITY INDEX FUND

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Index Fund. Brendan Sullivan, CFA, Senior Vice President of NTI, Steven J. Santiccioli, Vice President of NTI, Robert Anstine, Senior Vice President of NTI, and Volter Bagriy, CFA, CAIA, Vice President of NTI, have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	NORTHERN FUNDS PROSPECTUS

MID CAP INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor’s MidCap 400® Composite Stock Price Index (“S&P MidCap 400® Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.09%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Total Annual Fund Operating Expenses	0.16%

Expense Reimbursement(1)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.10%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.10%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$11	$46	$85	$199
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.94% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the S&P MidCap 400® Index, in weightings that approximate the relative composition of securities contained in the Index, and in S&P MidCap 400® Index futures approved by the Commodity Futures Trading Commission.
The Index is a free float-adjusted market capitalization index consisting of 401 mid-capitalization stocks. As of May 30, 2025, the approximate market capitalization of the companies in the Index was between $1.27 billion and $22.83 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund generally invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

NORTHERN FUNDS PROSPECTUS	57

MID CAP INDEX FUND

In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the industrials, financials and consumer discretionary sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by S&P Dow Jones Indices (“S&P”), as the index provider. S&P determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. S&P does not endorse any of the securities in the Index. It is not a sponsor of the Mid Cap Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
CONSUMER DISCRETIONARY SECTOR RISK is the risk that companies engaged in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, supply chains, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, government regulation, commodity price volatility, changes in exchange rates, imposition of import or export controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

58	NORTHERN FUNDS PROSPECTUS

MID CAP INDEX FUND

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 0.14%. For the periods shown in the bar chart above, the highest quarterly return was 24.29% in the fourth quarter of 2020, and the lowest quarterly return was (29.69)% in the first quarter of 2020.

NORTHERN FUNDS PROSPECTUS	59

MID CAP INDEX FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	13.85%	10.22%	9.53%
Returns after taxes on distributions	11.15%	7.97%	7.52%
Returns after taxes on distributions and sale of Fund shares	9.60%	7.70%	7.22%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	13.93%	10.34%	9.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Mid Cap Index Fund. Lucy A. Johnston, Vice President of NTI, Shivani Shah, Vice President of NTI, Errol Mitchell, Vice President of NTI, and Chris J. Jaeger, Senior Vice President of NTI, have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

60	NORTHERN FUNDS PROSPECTUS

MID CAP INDEX FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	61

SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.09%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Total Annual Fund Operating Expenses	0.16%

Expense Reimbursement(1)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.10%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.10%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$11	$46	$85	$199
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of securities contained in the Index, and in Index futures approved by the Commodity Futures Trading Commission.
The Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000® Index, which is designed to represent approximately 98% of the investable US equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership, and represents approximately 5% of the total market capitalization of the Russell 3000® Index. As of May 31, 2025, the approximate median market capitalization of the companies in the Index was $840 million. The Index is rebalanced annually. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions. The Fund generally invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can

62	NORTHERN FUNDS PROSPECTUS

SMALL CAP INDEX FUND

invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the health care, industrials and financials sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Frank Russell Company (“Russell”), as the index provider. Russell determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Russell does not endorse any of the securities in the Index. It is not a sponsor of the Small Cap Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

∎
HEALTH CARE SECTOR RISK is the risk that companies in the health care sector may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector impacting prices and demand for products or services, rapid product obsolescence and patent expirations. The price of securities of health care

NORTHERN FUNDS PROSPECTUS	63

SMALL CAP INDEX FUND

companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was (1.80)%. For the periods shown in the bar chart above, the highest quarterly return was 31.33% in the fourth quarter of 2020, and the lowest quarterly return was (30.72)% in the first quarter of 2020.

64	NORTHERN FUNDS PROSPECTUS

SMALL CAP INDEX FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	11.48%	7.25%	7.66%
Returns after taxes on distributions	9.64%	5.67%	6.04%
Returns after taxes on distributions and sale of Fund shares	7.82%	5.48%	5.77%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	11.54%	7.40%	7.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Index Fund. Shivani Shah, Vice President of NTI, Chris J. Jaeger, Senior Vice President of NTI, Aaron Wang, Second Vice President of NTI, and Lucy A. Johnston, Vice President of NTI, have been managers of the Fund since December 2021, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

NORTHERN FUNDS PROSPECTUS	65

SMALL CAP INDEX FUND

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

66	NORTHERN FUNDS PROSPECTUS

STOCK INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.04%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.10%

Expense Reimbursement(1)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.05%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.05%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$6	$28	$52	$124
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.43% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures approved by the Commodity Futures Trading Commission.
The Index is a free float-adjusted market capitalization index consisting of 504 stocks and is a widely recognized measure of large-cap U.S. equities. As of May 30, 2025, the approximate market capitalization of the companies in the Index was between $153.68 million to $3.42 trillion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions. The Fund generally invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market

NORTHERN FUNDS PROSPECTUS	67

STOCK INDEX FUND

capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the information technology sector.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by S&P® Dow Jones Indices (“S&P”), as the index provider. S&P determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. S&P does not endorse any of the securities in the Index. It is not a sponsor of the Stock Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎	FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value

68	NORTHERN FUNDS PROSPECTUS

STOCK INDEX FUND

of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 6.16%. For the periods shown in the bar chart above, the highest quarterly return was 20.54% in the second quarter of 2020, and the lowest quarterly return was (19.64)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	24.93%	14.42%	13.00%
Returns after taxes on distributions	24.02%	13.32%	11.97%
Returns after taxes on distributions and sale of Fund shares	15.16%	11.33%	10.50%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Stock Index Fund. Chris J. Jaeger,

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STOCK INDEX FUND

Senior Vice President of NTI, Shivani Shah, Vice President of NTI, Keith Carroll, Vice President of NTI, and Lucy A. Johnston, Vice President of NTI, have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WORLD SELECTION INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI World Selection IndexTM (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class K or Class I shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees	0.18%	0.18%

Other Expenses	0.06%	0.11%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.05%

Other Operating Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	0.24%	0.29%

Expense Reimbursement(1)	0.00%	0.00%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.24%	0.29%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of each Class (excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) do not exceed 0.24%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$25	$77	$135	$306
Class I	$30	$93	$163	$368
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.38% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities.
The Index is a free float-adjusted market capitalization weighted index designed to represent the performance of companies selected from the MSCI World Index based on environmental, social and governance (ESG) criteria, as determined by the index provider. The Index is a member of the MSCI Selection Indexes and is constructed by aggregating the following regional indexes: MSCI Pacific Selection Index, MSCI Europe & Middle East Selection Index, MSCI Canada Selection Index and MSCI USA Selection Index. The Index’s parent index is the MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries, as determined by the index provider. As of May 30, 2025, the Index was comprised of 672 constituents with market capitalizations ranging from $2.71 billion to $3.30 trillion.
Constituent selection for the Index is based on data from MSCI ESG Research LLC. The Index is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Index targets sector weights consistent with those of its parent index. The Index methodology aims to include securities of companies with the highest ESG ratings representing 50% of the market capitalization in each sector of its parent index. For

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companies that are not existing constituents of the Index, companies identified by the index provider as having an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 3 or above are eligible for inclusion in the Index. MSCI ESG Ratings aim to measure a company’s management of environmental, social, and governance risks and opportunities relative to industry peers. MSCI ESG Controversies Scores assess controversies concerning the potential negative environmental, social, and/or governance impact of a company’s operations, products, and services. MSCI ESG Controversies Scores are on a scale from 0 to 10, with 0 being the most severe controversy rating. Current constituents of the Index must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 1 or above to remain eligible for inclusion in the Index. In addition, companies involved in certain business activities that meet business involvement criteria as prescribed per the index methodology are excluded from the Index, including (but not limited to) controversial weapons, nuclear weapons, civilian firearms, tobacco-related products, production of alcohol-related products, production of conventional weapons and components, ownership of operation of gambling-related business activities, ownership or operation of nuclear power plants, fossil fuel extraction, thermal coal mining and unconventional oil and gas extraction, thermal coal based power generation, production of palm oil, and artic oil and gas production. Such exclusions are based on percentage of revenue thresholds for certain categories (ranging from 5-15% or more of revenue from a specified activity) and categorical exclusions for others (e.g., controversial weapons). The selection universe for the MSCI Selection Indexes is the constituents of the MSCI Global Investable Market Indexes.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index and in response to subscriptions and redemptions. It, therefore, is possible that the Fund may continue to hold the securities of a company that is underperforming or, subsequent to its inclusion in the Index, has become involved in a controversial product or activity that would result in it no longer being eligible for inclusion in the Index, until such company is removed from the Index.
The Fund generally invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the information technology and financials sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the World Selection Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of

72	NORTHERN FUNDS PROSPECTUS

WORLD SELECTION INDEX FUND

liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
ESG INVESTING RISK is the risk that the ESG investment methodology of the Index may restrict the investments available to the Fund. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. This could cause the Fund to underperform or perform differently than the broader equity market or other funds that do or do not track an ESG index or use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The construction of the Index depends in large part on the ESG criteria considered and research methodologies employed by MSCI ESG Research. Information used by MSCI to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Index, which could negatively impact the Fund’s performance. Although the Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, and MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG Rating and ESG Controversies Score, may differ from that of other funds, other index providers, the investment adviser or an investor. As a result, the companies deemed eligible for inclusion in the Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or MSCI’s or data providers’ assessment of a company’s ESG practices may change over time.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of

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securities of all companies in a particular sector of the market to decrease.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The returns shown for periods ended prior to July 30, 2020 are those of the Shares Class shares of the Fund at net asset value. Effective July 30, 2020, Shares Class shares of the Fund were converted into new Class K shares and Class I shares of the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2025 was 8.59%. For the period shown in the bar chart above, the highest quarterly return was 18.63% in the second quarter of 2020, and the lowest quarterly return was (19.60)% in the first quarter of 2020.

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WORLD SELECTION INDEX FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Years	10-Years
Class K Shares(1)
Returns before taxes	17.29%	11.31%	10.09%
Returns after taxes on distributions	15.80%	10.48%	9.22%
Returns after taxes on distributions and sale of Fund shares	11.28%	8.92%	8.06%
Class I Shares(1)	17.23%	11.26%	10.07%
MSCI® World Index (reflects no deduction for fees, expenses, or taxes)	18.67%	11.17%	9.95%
MSCI World Selection Index (reflects no deduction for fees, expenses, or taxes)(2)	17.29%	11.21%	9.94%

(1)
The inception date of Class K and Class I shares of the Fund is July 30, 2020. Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). Performance reflects any applicable fee waivers and/or expense reimbursements.

(2)	Effective February 3, 2025, the MSCI World ESG Leaders Index changed its name to the MSCI World Selection Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class K shares. After-tax returns for other classes will vary.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the World Selection Index Fund. Steven J. Santiccioli, Vice President of NTI, Volter Bagriy, CFA, CAIA, Vice President of NTI, Michael Gleeman, CFA, Vice President of NTI, and Brendan Sullivan, CFA, Senior Vice President of NTI, have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.
You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares Class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is

NORTHERN FUNDS PROSPECTUS	75

WORLD SELECTION INDEX FUND

being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the Bloomberg U.S. Aggregate Bond Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.06%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.12%

Expense Reimbursement(1)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.07%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) do not exceed 0.07%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$8	$34	$63	$149
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which generally ranges between five to ten years.
The Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. As of May 30, 2025, the Index was comprised of 13,770 constituents. It is rebalanced monthly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund may seek to obtain exposure to mortgage-backed and mortgage-related securities (collectively, “MBS”) through to-be-announced (“TBA”) transactions. Most transactions in MBS occur through TBA transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to that of an index. The Fund may or may not hold all of the securities that are included in the Index. The Fund reserves the right to invest in all of the securities in the Index in approximately the same proportion (i.e., replication) if NTI determines that it is in the best interest of the Fund.

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BOND INDEX FUND

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assts) in one or more particular sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to more closely track duration, credit and interest rate risks consistent with the Index, and for cash management purposes.
The Index is created and sponsored by Bloomberg Index Services Limited (“Bloomberg”), as the index provider. Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Bloomberg does not endorse any of the securities in the Index. It is not a sponsor of the Bond Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
SAMPLING RISK is the risk that the Fund’s use of a representative sampling approach may result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will

78	NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND

tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.
Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held

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BOND INDEX FUND

by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

TBA TRANSACTIONS RISK is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counter-party will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

80	NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 4.00%. For the periods shown in the bar chart above, the highest quarterly return was 6.86% in the fourth quarter of 2023, and the lowest quarterly return was (5.94)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Bond Index Fund
Returns before taxes	1.13%	(0.41)%	1.23%
Returns after taxes on distributions	(0.40)%	(1.60)%	0.04%
Returns after taxes on distributions and sale of Fund shares	0.67%	(0.76)%	0.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Bond Index Fund. Kevin J. O’Shaughnessy, CFA, Vice President of NTI, Mousumi Chinara, Vice President of NTI, David Alongi, Senior Vice President of NTI, and Michael Chico, Senior Vice President of NTI, have been managers of the Fund since July 2019, July 2023, July 2024, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

NORTHERN FUNDS PROSPECTUS	81

BOND INDEX FUND

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

82	NORTHERN FUNDS PROSPECTUS

CORE BOND FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.15%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.11%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.54%

Expense Reimbursement(2)	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.42%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.40%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$43	$161	$290	$666
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds and debentures;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities; and

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations.
The Fund invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined by NTI to be of comparable quality. Credit ratings are determined at the time of purchase. The Fund also may invest up to 25% of its total assets in U.S. dollar denominated investment grade obligations of foreign issuers.
The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

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In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.
The Fund may seek to obtain exposure to mortgage-backed and mortgage-related securities (collectively, “MBS”) through to-be-announced (“TBA”) transactions. Most transactions in MBS occur through TBA transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the financials sector.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments,

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repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

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CORE BOND FUND

RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the

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risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

TBA TRANSACTIONS RISK is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counter-party will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 4.15%. For the periods shown in the bar chart above, the highest quarterly return was 6.95% in the fourth quarter of 2023, and the lowest quarterly return was (6.22)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.42%	(0.41)%	1.23%
Returns after taxes on distributions	(0.26)%	(1.68)%	(0.02)%
Returns after taxes on distributions and sale of Fund shares	0.84%	(0.83)%	0.41%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

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CORE BOND FUND

MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Core Bond Fund. Christian Roth, Executive Vice President of NTI, Bilal Memon, Senior Vice President of NTI, Chaitanya Mandavakuriti, Senior Vice President of NTI, Antulio Bomfim, Senior Vice President of NTI, and Dmitri Artemiev, CFA, CAIA, Vice President of NTI, have been managers of the Fund since July 2024, July 2023, July 2024, July 2023, and July 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FIXED INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.09%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.05%

Total Annual Fund Operating Expenses	0.52%

Expense Reimbursement(1)	(0.07)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI, and to reimburse a portion of the operating expenses of the Fund in an amount equal to the acquired fund fees and expenses arising from the Fund’s investments in other non-money market funds or exchange-traded funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$160	$284	$646
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, convertible securities and loan participations;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities; and

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations.
The Fund may also seek to obtain exposure to these securities through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). The Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, the Fund may invest up to 20% of its total assets in domestic and foreign debt obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

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FIXED INCOME FUND

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund may seek to obtain exposure to mortgage-backed and mortgage-related securities (collectively, “MBS”) through to-be-announced (“TBA”) transactions. Most transactions in MBS occur through TBA transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the financials and industrials sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative

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enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

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ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring

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inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

TBA TRANSACTIONS RISK is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counter-party will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

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SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 4.24%. For the periods shown in the bar chart above, the highest quarterly return was 7.11% in the fourth quarter of 2023, and the lowest quarterly return was (6.35)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.79%	0.04%	1.54%
Returns after taxes on distributions	0.04%	(1.29)%	0.20%
Returns after taxes on distributions and sale of Fund shares	1.05%	(0.52)%	0.60%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fixed Income Fund. Christian Roth, Executive Vice President of NTI, Bilal Memon, Senior Vice President of NTI, Chaitanya Mandavakuriti, Senior Vice President of NTI, Antulio Bomfim, Senior Vice President of NTI, and Dmitri Artemiev, CFA, CAIA, Vice President of NTI, have been managers of the Fund since July 2024, July 2023, July 2024, July 2023, and July 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of

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distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.58%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.66%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.61%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.60%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$62	$206	$363	$818
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.13% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”). These may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay-in-kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities and loan participations;

∎	Inflation-indexed securities;

∎	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities; and

∎	Repurchase agreements relating to the above instruments.

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Lower quality or below-investment grade securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by NTI. Credit ratings are determined at the time of purchase.
There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default.
The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. NTI also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.
The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time in instruments with short, medium or long maturities. From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the industrials and financials sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include

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higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
DEFAULTED SECURITIES RISK Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities.
Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

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REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate

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the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, dealer inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 4.35%. For the periods shown in the bar chart above, the highest quarterly return was 12.09% in the second quarter of 2020, and the lowest quarterly return was (16.22)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	8.04%	3.97%	4.62%
Returns after taxes on distributions	5.12%	1.40%	2.01%
Returns after taxes on distributions and sale of Fund shares	4.70%	1.88%	2.34%
Bloomberg Universal Index (reflects no deduction for fees, expenses, or taxes)	2.04%	0.06%	1.73%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	8.19%	4.20%	5.16%

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HIGH YIELD FIXED INCOME FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Fixed Income Fund. Benjamin McCubbin, CFA, and Sau Mui, CFA, Senior Vice President of NTI, have been managers of the Fund since July 2024 and March 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.08%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.04%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.47%

Expense Reimbursement(2)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.41%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.40%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI, and to reimburse a portion of the operating expenses of the Fund in an amount equal to the acquired fund fees and expenses arising from the Fund’s investments in other non-money market funds or exchange-traded funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$42	$145	$257	$586
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.80% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Debentures and convertible securities;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities;

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

∎	Repurchase agreements relating to the above instruments.
The Fund may also seek to obtain exposure to these securities through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
Although the Fund will generally invest primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable

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quality as determined by NTI), it may also invest up to 20% of its total assets in domestic and foreign debt obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and three years.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had focused investments in the financials and industrials sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments,

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repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the

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risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payment.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying

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Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 2.96%. For the periods shown in the bar chart above, the highest quarterly return was 2.95% in the second quarter of 2020, and the lowest quarterly return was (2.80)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	4.40%	1.62%	1.72%
Returns after taxes on distributions	2.77%	0.66%	0.84%
Returns after taxes on distributions and sale of Fund shares	2.58%	0.83%	0.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Bloomberg 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	4.36%	1.58%	1.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short Bond Fund. Bilal Memon, Senior Vice President of NTI, Chaitanya Mandavakuriti, Senior Vice President of NTI, Antulio Bomfim, Senior Vice President of NTI, and Dmitri Artemiev, CFA, CAIA, Vice President of NTI, have been managers of the Fund since July 2019, July 2024, July 2023, and July 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎	By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in

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cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.35%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.31%

Total Annual Fund Operating Expenses	0.73%

Expense Reimbursement(1)	(0.29)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.44%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.40%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI, and to reimburse a portion of the operating expenses of the Fund in an amount equal to the acquired fund fees and expenses arising from the Fund’s investments in other non-money market funds or exchange-traded funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$45	$204	$377	$879
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

∎	U.S. Treasury bills, notes and bonds;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎
Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, including U.S. agency mortgage-backed pass through securities (“MBS”) that may not be backed by the full faith and credit of the U.S. government;

∎	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of supranational organizations (such as the World Bank); and

∎	Inflation-indexed securities.
The Fund may also seek to obtain all or a portion of the Fund’s exposure to MBS by investing in shares of one or more affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed

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risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between two and five years.
The Fund may also invest in securities issued by U.S. government-sponsored enterprises. Obligations issued by U.S. government-sponsored enterprises are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

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DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund.

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Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 3.50%. For the periods shown in the bar chart above, the highest quarterly return was 3.38% in the first quarter of 2020, and the lowest quarterly return was (3.48)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	2.96%	0.61%	0.93%
Returns after taxes on distributions	1.74%	(0.04)%	0.32%
Returns after taxes on distributions and sale of Fund shares	1.74%	0.19%	0.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Bloomberg 1-5 Year U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	3.32%	1.01%	1.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Limited Term U.S. Government Fund. Michael R. Chico and David Alongi, CFA, each a Senior Vice President of NTI, have been managers of the Fund since July 2013 and July 2023, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent,

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custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income), adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.05%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.01%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.29%

Expense Reimbursement(2)	(0.03)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.26%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.25%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$27	$90	$160	$365
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.69% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Inflation-indexed securities;

∎	Mortgage and other asset-backed securities; and

∎	Repurchase agreements relating to the above instruments.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). Credit ratings are determined at the time of purchase. The Fund’s average portfolio quality is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may also invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.
The Fund seeks to provide investors in higher tax brackets with more after-tax yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its Net asset value (“NAV”) will fluctuate.

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The Fund seeks to maximize after-tax returns by pursuing what NTI believes to be the best net after-tax total return opportunities in both taxable and tax-exempt securities for an investor in the maximum federal tax bracket. For example, during certain market cycles a two-year corporate security may offer a significantly higher yield to maturity both gross of taxes and net of the highest federal tax rate versus a two-year tax-exempt municipal security. In this situation, the Fund may purchase the corporate security if a clear net of tax yield advantage can be determined over tax-exempt municipal alternatives. The Adviser will seek to capture such net of tax yield advantages on an opportunistic basis within the Fund’s maturity limitations described below.
The Fund currently anticipates that it will invest at least 50% of its total assets in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.
The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as private activity bonds), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. NTI may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on NTI’s interest rate outlook or adverse market conditions.
The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds, revenue obligation bonds, and other municipal securities, treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable net after-tax return in light of these risks.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax

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requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency

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reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and

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credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index, two style-specific indices (reflecting the market segments in which the Fund invests) and a custom blended benchmark that reflects the investment instruments in which the Fund invests, in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 1.83%. For the periods shown in the bar chart above, the highest quarterly return was 1.80% in the fourth quarter of 2023, and the lowest quarterly return was (1.46)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	3.80%	1.78%	1.48%
Returns after taxes on distributions	3.31%	1.51%	1.26%
Returns after taxes on distributions and sale of Fund shares	3.19%	1.51%	1.25%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
ICE BofA 6-12 Month Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.19%	1.63%	1.29%
ICE BofA 1-3 Year US Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	2.59%	1.25%	1.29%
75% ICE BofA 6-12 Month Municipal Securities Index and 25% ICE BofA 1-3 Year US Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.00%	1.52%	1.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Advantaged Ultra-Short Fixed Income Fund. Adam M. Shane, CFA, Timothy Blair, CFA, Bilal Memon, and Morten Olsen, each a Senior Vice President of NTI, have been managers of the Fund since July 2022, July 2023, July 2023, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions may be taxable as ordinary income or capital gains.
However, the Fund currently anticipates that a portion of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.30%

Expense Reimbursement(2)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.26%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.25%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$27	$92	$165	$377
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds and debentures;

∎	Inflation-indexed securities; and

∎	Mortgage and other asset-backed securities.
Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. Companies in the financial services industry include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). Credit ratings are determined at the time of purchase. The Fund’s average portfolio is expected to be “A”

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or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund seeks to provide investors with more yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its net asset value (“NAV”) will fluctuate.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. NTI may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on NTI’s interest rate outlook or adverse market conditions.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK is the risk that, because the Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Specifically, the Fund is vulnerable to conditions that impact companies in the financial services industry, such as increased competition impacting market shares and prices, company mergers increasing industry interconnectedness, and cybersecurity attacks exposing protected information. Changes in both domestic and foreign government regulation and interest rates and economic downturns, among other factors, can have a significant negative effect on issuers in the financial services industry, including the price of the issuer’s securities or ability to meet their payment obligations. Because the Fund concentrates its investments in the financial services industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements.

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MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher

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yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

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SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 2.56%. For the periods shown in the bar chart above, the highest quarterly return was 2.78% in the second quarter of 2020, and the lowest quarterly return was (1.42)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	5.94%	2.66%	2.20%
Returns after taxes on distributions	3.89%	1.62%	1.34%
Returns after taxes on distributions and sale of Fund shares	3.49%	1.59%	1.32%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	(1.70)%	(1.96)%	0.15%
ICE BofA 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)	4.75%	2.01%	1.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Ultra-Short Fixed Income Fund. Bilal Memon, Morten Olsen and Chaitanya Mandavakuriti, each a Senior Vice President of NTI, have been the managers of the Fund since October 2018, July 2016 and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class Shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE
The Fund seeks a high level of current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.41%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.37%

Total Annual Fund Operating Expenses	0.79%

Expense Reimbursement(1)	(0.34)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.40%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI, and to reimburse a portion of the operating expenses of the Fund in an amount equal to the acquired fund fees and expenses arising from the Fund’s investments in other non-money market funds or exchange-traded funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$218	$405	$946
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.41% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

∎	U.S. Treasury bills, notes and bonds;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎
Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, including U.S. agency mortgage-backed pass-through securities (“MBS”) that may not be backed by the full faith and credit of the U.S. government;

∎	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of supranational organizations (such as the World Bank); and

∎	Inflation-indexed securities.
The Fund may also seek to obtain all or a portion of the Fund’s exposure to MBS by investing in shares of one or more affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may seek to obtain exposure to MBS through to-be-announced (“TBA”) transactions. Most transactions in MBS occur through TBA transactions, which are standardized contracts for future delivery in which the exact mortgage pools

126	NORTHERN FUNDS PROSPECTUS

U.S. GOVERNMENT FUND

to be delivered are not specified until a few days prior to settlement.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and ten years.
The Fund may also make significant investments in securities issued by U.S. government-sponsored enterprises. Obligations issued by U.S. government-sponsored enterprises are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial

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U.S. GOVERNMENT FUND

obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower

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yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

TBA TRANSACTIONS RISK is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counter-party will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 3.75%. For the periods shown in the bar chart above, the highest quarterly return was 4.84% in the first quarter of 2020, and the lowest quarterly return was (4.08)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.17%	(0.05)%	0.80%
Returns after taxes on distributions	(0.10)%	(0.97)%	0.03%
Returns after taxes on distributions and sale of Fund shares	0.69%	(0.41)%	0.29%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Bloomberg Intermediate U.S. Government Bond Index (reflects no deduction for fees, expenses, or taxes)	2.44%	0.49%	1.24%

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U.S. GOVERNMENT FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Government Fund. Michael R. Chico and David Alongi, CFA, each a Senior Vice President of NTI, have been managers of the Fund since July 2013 and July 2023, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

130	NORTHERN FUNDS PROSPECTUS

ARIZONA TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and Arizona State personal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.27%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.23%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.71%

Expense Reimbursement(2)	(0.23)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.48%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$49	$204	$372	$861
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from Arizona State personal income tax (“Arizona municipal instruments”). These may include certain securities of issuers located outside the State of Arizona.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating

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ARIZONA TAX-EXEMPT FUND

categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
ARIZONA-SPECIFIC RISK is the risk that the Fund will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Principal economic sectors in Arizona include: aerospace and defense, construction, trade, government, education, health care, manufacturing, mining, renewable energy and tourism. Exposure to these industries, however, leaves Arizona vulnerable to an economic slowdown associated with business cycles, political events and public health emergencies. In light of adverse economic, political or public health outcomes, Arizona could experience budget shortfalls, including both difficulty in meeting operating obligations and debt obligations. Credit rating downgrades could result in a reduction in the market value of Arizona municipal securities held by the Fund. All of these factors increase the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and could negatively impact the Fund’s NAV, yield and/or the distributions paid by the Fund or cause them to experience greater volatility.
NON-DIVERSIFICATION RISK is the risk that because the Fund is non-diversified and may invest a larger percentage of its assets in the securities of fewer issuers than a diversified fund, the Fund’s performance will be more vulnerable to changes in the market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments,

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repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the

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performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was (1.01)%. For the periods shown in the bar chart above, the highest quarterly return was 6.85% in the fourth quarter of 2023, and the lowest quarterly return was (6.03) % in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.70%	0.37%	1.74%
Returns after taxes on distributions	1.61%	0.34%	1.65%
Returns after taxes on distributions and sale of Fund shares	2.28%	0.90%	1.94%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
Bloomberg Arizona Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.09%	0.84%	2.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local

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taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Arizona Tax-Exempt Fund. Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund since July 2022, July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from Arizona State personal income tax for shareholders resident in Arizona. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.09%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.05%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.53%

Expense Reimbursement(2)	(0.07)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.46%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$163	$289	$658
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.65% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

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The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system, public health and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector or in the California economy as a whole may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in technology, manufacturing, trade, entertainment, private education, health services, and financial services, and may be sensitive to economic problems affecting those industries. Future California political, public health and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development

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bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, dealer inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.

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DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund.
Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 0.87%. For the periods shown in the bar chart above, the highest quarterly return was 5.89% in the fourth quarter of 2023, and the lowest quarterly return was (6.39)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.87%	0.43%	1.63%
Returns after taxes on distributions	1.78%	0.38%	1.55%
Returns after taxes on distributions and sale of Fund shares	2.11%	0.84%	1.78%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
Bloomberg California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	0.20%	0.76%	1.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Intermediate Tax-Exempt Fund. Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund since October 2018, July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax for residents of California. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Total Annual Fund Operating Expenses	0.56%

Expense Reimbursement(1)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.46%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$169	$303	$692
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as

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determined by NTI), as determined at the time of purchase. However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.
NTI may engage in active trading, and will not consider portfolio trading a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the
U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system, public health and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector or in the California economy as a whole may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in technology, manufacturing, trade, entertainment and financial services, and may be sensitive to economic problems affecting those industries. Future California political, public health and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular

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state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.

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CALIFORNIA TAX-EXEMPT FUND

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund.
Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was (0.54)%. For the periods shown in the bar chart above, the highest quarterly return was 7.24% in the fourth quarter of 2023, and the lowest quarterly return was (7.08)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.64%	0.52%	1.99%
Returns after taxes on distributions	1.60%	0.44%	1.86%
Returns after taxes on distributions and sale of Fund shares	2.22%	0.97%	2.14%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
Bloomberg California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.02%	0.96%	2.23%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Tax-Exempt Fund. Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund since October 2018, July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax for residents of California. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Total Annual Fund Operating Expenses	0.50%

Expense Reimbursement(1)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$155	$275	$623
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.09% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

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Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax.
Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

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CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a

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futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 0.76%. For the periods shown in the bar chart above, the highest quarterly return was 5.74% in the fourth quarter of 2023, and the lowest quarterly return was (5.77)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.79%	0.65%	1.70%
Returns after taxes on distributions	1.72%	0.54%	1.54%
Returns after taxes on distributions and sale of Fund shares	2.21%	0.99%	1.75%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
Bloomberg Municipal 1 – 15 Year Index (reflects no deduction for fees, expenses, or taxes)	0.88%	1.08%	2.04%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Intermediate Tax-Exempt Fund. Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund

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since July 2022 and July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.08%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.04%

Total Annual Fund Operating Expenses	0.51%

Expense Reimbursement(1)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$158	$279	$635
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

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Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks. NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range from at least one year to less than six years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income

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security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are

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unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 1.79%. For the periods shown in the bar chart above, the highest quarterly return was 3.46% in the fourth quarter of 2023, and the lowest quarterly return was (3.36)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	2.19%	1.11%	1.29%
Returns after taxes on distributions	2.13%	0.92%	1.16%
Returns after taxes on distributions and sale of Fund shares	2.21%	1.14%	1.28%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
Bloomberg 1-5 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.86%	1.08%	1.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Limited Term Tax-Exempt Fund.
Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund

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since July 2022, July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.51%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.46%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.45%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$159	$280	$636
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund may invest in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). However, it may invest up to 15% of its

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net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price

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volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎	FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts,

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which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK is the risk that there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

∎
SWAP CONTRACTS RISK is the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was (0.54)%. For the periods shown in the bar chart above, the highest quarterly return was 6.85% in the fourth quarter of 2023, and the lowest quarterly return was (6.79)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.95%	0.40%	1.89%
Returns after taxes on distributions	1.87%	0.30%	1.81%
Returns after taxes on distributions and sale of Fund shares	2.51%	0.90%	2.09%
Bloomberg U.S. Municipal Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Exempt Fund. Adam M. Shane, CFA, Senior Vice President of NTI, Timothy Blair, CFA, Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI, have been managers of the Fund since July 2022, July 2023, and May 2025, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund

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PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging and frontier market equity securities. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	1.08%

Other Expenses	0.25%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.21%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	1.34%

Expense Reimbursement(2)	(0.22)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	1.12%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 1.10%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$114	$403	$713	$1,594
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121.70% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets Index and MSCI FM (Frontier Markets) Index. The Fund’s sub-advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in companies of any size located in a number of countries throughout the world. The principal types of equity securities in which the Fund invests include common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

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When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors and/or countries. As of March 31, 2025, the Fund had focused investments in the financials, consumer discretionary and information technology sectors, and in China.
The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index or MSCI FM (Frontier Markets) Index. It is not a sponsor of the Active M Emerging Markets Equity Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign

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currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
CHINA INVESTMENT RISK is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; and considerable degrees of economic, political and social instability. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investors in Chinese markets generally experience difficulties in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Complex geopolitical tensions, internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Additionally, the Public Company Accounting Oversight Board (“PCAOB”) has historically had difficulties inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. These difficulties may impose significant additional risks associated with investments in China, including with respect to the reliability of the audits and of the information about the Chinese securities or the potential delisting of a U.S.-listed Chinese issuer due to an inability to inspect the issuer’s accounting firm. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota

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limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
CONSUMER DISCRETIONARY SECTOR RISK is the risk that companies engaged in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, supply chains, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, government regulation, commodity price volatility, changes in exchange rates, imposition of import or export controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

∎
INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 14.58%. For the period shown in the bar chart above, the highest quarterly return was 20.58% in the fourth quarter of 2020, and the lowest quarterly return was (25.57)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	6.63%	1.74%	3.28%
Returns after taxes on distributions	6.65%	0.10%	2.13%
Returns after taxes on distributions and sale of Fund shares	4.29%	1.39%	2.60%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	7.50%	1.70%	3.64%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M
Emerging Markets Equity Fund. Kelly Finegan and Kaz Sikora, each a Senior Vice President of NTI, have been managers of the Fund since May 2023. Axiom Investors LLC, FIAM LLC, and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎	By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a

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fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non-U.S. equity securities. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.82%

Other Expenses	0.12%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.08%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.95%

Expense Reimbursement(2)	(0.09)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.86%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.84%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$88	$294	$517	$1,158
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily invests in companies domiciled in developed markets. The Fund may also invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest up to 40% of its net assets in issuers domiciled in emerging markets (i.e., those that are generally in the early stages of their industrial cycles).
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and

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volatility statistics). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors, countries and/or geographic regions. As of March 31, 2025, the Fund had focused investments in the financials and industrials sectors, and in the United Kingdom and European Union.
The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

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DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
EUROPEAN INVESTMENT RISK is the risk that investments in certain countries in the European Union (the “EU”) are susceptible to high political, social, or economic risks due to restrictions on inflation rates, rising debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in local or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, budget deficits and recessions in an EU member country may have significant adverse effects on the economies of the other EU member countries. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU would likely place the EU’s currency and banking system in jeopardy and result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

∎
UNITED KINGDOM INVESTMENT RISK is the risk that investments in issuers located in the United Kingdom (“UK”) may subject the Fund to regulatory, political, currency, security and economic risk specific to the UK. The UK has one of the largest economies in Europe and is heavily dependent on trade with the European Union (“EU”). As a result, the UK economy may be impacted by changes to the economic health of EU member countries. On January 31, 2020, the UK officially withdrew from the EU. The precise impact on the UK’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the UK’s loss of its membership in the EU single market.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would

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like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 24.34%. For the periods shown in the bar chart above, the highest quarterly return was 21.01% in the second quarter of 2020, and the lowest quarterly return was (26.59)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	4.84%	6.03%	5.57%
Returns after taxes on distributions	1.57%	4.50%	4.49%
Returns after taxes on distributions and sale of Fund shares	5.15%	4.73%	4.44%
MSCI World ex USA IMI Index (reflects no deduction for fees, expenses, or taxes)	4.44%	4.78%	5.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M International Equity Fund. Kelly Finegan and Kaz Sikora, each a Senior Vice President of NTI, have been managers of the Fund since May 2023. AllianceBernstein L.P., Causeway Capital Management LLC, Victory Capital Management Inc., WCM

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Investment Management, LLC and Wellington Management Company LLP each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks total return through both income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.90%

Other Expenses	0.11%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.07%

Acquired Fund Fees and Expenses(1)	0.02%

Total Annual Fund Operating Expenses(1)	1.03%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.98%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.96%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$100	$323	$564	$1,255
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non-U.S.) country, including emerging market countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund may invest in large, medium or small capitalization infrastructure companies. The Fund will invest at least 25% or more of its total assets in issuers principally engaged in the infrastructure business.
The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines “infrastructure” as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative and sustainable energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and

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maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications and digital infrastructure, including wireless, cable networks and data centers; (7) water treatment and distribution; (8) social infrastructure and other public services such as health care and education; and (9) businesses tied to future infrastructure spending and infrastructure project management including consultancy and engineering.
The Fund may enter into spot and forward foreign currency exchange contracts to facilitate settlement of securities transactions.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
INFRASTRUCTURE SECURITIES CONCENTRATION RISK Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts. Because the Fund concentrates its investments in the infrastructure industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For

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instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.

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The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 16.99%. For the period shown in the bar chart above, the highest quarterly return was 12.95% in the third quarter of 2024, and the lowest quarterly return was (20.39)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	1.74%	2.19%	4.31%
Returns after taxes on distributions	0.95%	1.21%	3.22%
Returns after taxes on distributions and sale of Fund shares	1.78%	1.74%	3.32%
MSCI® All Country World Index (reflects no deduction for fees, expenses, or taxes)	17.49%	10.06%	9.23%
S&P Global Infrastructure Index (net dividend return) (reflects no deduction for fees, expenses, or taxes)	14.05%	4.40%	5.00%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Listed Infrastructure Fund. Kelly Finegan, a Senior Vice President of NTI, and Jim Hardman, a Vice President of NTI, have been managers of the Fund since May 2023. Cohen & Steers Capital Management, Inc., Eagle Global Advisors, LLC, First Sentier Investors (Australia) IM Ltd, KBI Global Investors (North America), Ltd., and Lazard Asset Management LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎	By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to

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a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and current income through a diversified portfolio of primarily equity securities of U.S. and foreign real estate and real estate related companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.89%

Other Expenses	0.19%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.15%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	1.09%

Expense Reimbursement(2)	(0.15)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.94%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.91%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of our shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$96	$332	$586	$1,315
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.69% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation and current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of real estate companies and real estate related companies (collectively “real estate companies”). This means that the Fund will concentrate its investments (i.e., invest at least 25% or more of its total assets) in issuers principally engaged in real estate activities. The Fund considers companies to be engaged in real estate activities if they derive a significant portion of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or if they have a significant portion of their assets in these types of real estate-related areas. The Fund will invest in equity-related securities of U.S. and foreign real estate companies. The Fund does not invest directly in real estate.
The Fund’s investments in equity-related securities of real estate companies will generally be primarily in securities of companies known as real estate investment trusts (“REITs”) or U.S. or non-U.S. REIT-like companies that own and/or manage property. The Fund may invest without limit in the securities of REITs. The Fund may also invest in equity securities of other types of real estate companies including REITs that invest in real estate-related loans and real estate operating companies.

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The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
REIT RISK is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk

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of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be more volatile than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small and mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 3.95%. For the period shown in the bar chart above, the highest quarterly return was 14.64% in the fourth quarter of 2023, and the lowest quarterly return was (24.87)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	(0.84)%	(0.17)%	2.87%
Returns after taxes on distributions	(1.58)%	(0.86)%	0.72%
Returns after taxes on distributions and sale of Fund shares	(0.29)%	(0.31)%	1.56%
MSCI® All Country World Index (reflects no deduction for fees, expenses, or taxes)	17.49%	10.06%	9.23%
FTSE EPRA Nareit Developed Index (reflects no deduction for fees, expenses, or taxes)	0.94%	(1.00)%	2.23%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

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tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Kelly Finegan, a Senior Vice President of NTI, and Jim Hardman, a Vice President of NTI, have been managers of the Fund since May 2023. Janus Henderson Investors US LLC and Massachusetts Financial Services Company each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, section 199A dividends, or a combination of the four, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may

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create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks total return consisting of a combination of income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees(1)	0.65%

Other Expenses	0.12%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.08%

Acquired Fund Fees and Expenses(2)	0.01%

Total Annual Fund Operating Expenses(2)	0.78%

Expense Reimbursement(3)	(0.09)%

Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.69%

(1)	“Management Fees” have been restated to reflect current fees.

(2)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.67%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$70	$240	$424	$958
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). These may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay-in-kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities; and

∎	Loans and loan participations.
The sub-advisers may shift the Fund’s assets among various types of securities based upon changing market conditions, yield differences and the credit-worthiness of issuers among other things.
Lower quality securities or below-investment grade securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by one or more of the Fund’s sub-advisers. Credit ratings are determined at the time of purchase. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.

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Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in debt obligations of foreign issuers. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.
The Fund may invest up to 15% of its net assets in “illiquid investments,” i.e. those that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including duration, credit quality, average maturity, industry and geographic region). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Fund had a focused investment in the industrials sector.
The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
LIQUIDITY RISK is the risk that certain securities may be less liquid than others or may be deemed illiquid in certain instances where a sub-adviser to the Fund may receive material

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non-public information of a company because one of the sub-adviser’s employees, such as a portfolio manager to the Fund, sits on the company’s board of directors, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
LOAN RISK is the risk that loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates, although the floating rate loans in which the Fund generally invests are substantially less exposed to this risk than fixed-rate debt instruments. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation

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including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 4.32%. For the period shown in the bar chart above, the highest quarterly return was 9.60% in the second quarter of 2020, and the lowest quarterly return was (14.45)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	7.14%	4.24%	4.67%
Returns after taxes on distributions	3.98%	1.53%	1.98%
Returns after taxes on distributions and sale of Fund shares	4.17%	2.04%	2.35%
Bloomberg Universal Index (reflects no deduction for fees, expenses, or taxes)	2.04%	0.06%	1.73%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	8.20%	4.03%	5.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager High Yield Opportunity Fund. Luis Diez, a Senior Vice President of NTI, and Neal Barrett, a Vice President of NTI, have been managers of the Fund since May 2023. BlackRock Investment Management, LLC, Nomura Corporate Research and Asset Management Inc. and Polen Capital Credit, LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of

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distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT ADVISER

This Prospectus describes thirty five funds (each a “Fund” and collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).
The Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Value Fund, Small Cap Core Fund, Global Tactical Asset Allocation Fund and U.S. Quality ESG Fund are collectively referred to as the “Equity Funds.” The Emerging Markets Equity Index Fund, Global Real Estate Index Fund, World Selection Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund are collectively referred to as the “Equity Index Funds.”
The Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Limited Term U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Government Fund are collectively referred to as the “Fixed Income Funds.” The Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund and Tax-Exempt Fund are collectively referred to as the “Tax-Exempt Fixed Income Funds.”
The Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund are collectively referred to as the “Active M/Multi-Manager Funds.”
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds and is responsible for their overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”
As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under custody of $14.24 trillion, and assets under investment management of $1.69 trillion.
Under a Management Agreement with the Trust, on behalf of each Fund other than the Active M/Multi-Manager Funds, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees (the “Board”), is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.
INVESTMENT SUB-ADVISERS
The Active M/Multi-Manager Funds are managed by the Investment Adviser and one or more investment sub-advisers unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Adviser has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Investment Adviser is responsible for managing the Active M/Multi-Manager Funds during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired or where assets are reallocated among existing Sub-Advisers. During these transition periods, the Investment Adviser may use the services of a transition manager to facilitate the purchase or sale of an Active M/Multi-Manager Fund’s portfolio holdings. Under a Management Agreement with the Trust, on behalf of each of the Active M/Multi-Manager Funds, the Investment Adviser, subject to the general supervision of the Board, is responsible for: (1) selecting the overall investment strategies of the Active M/Multi-Manager Funds; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where an Active M/Multi-Manager Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; (5) implementing procedures to ensure that the Sub-Advisers comply with each Active M/Multi-Manager Fund’s investment objectives, policies and restrictions; and (6) providing administration services to the Active M/Multi-Manager Funds.
The Trust and the Investment Adviser have received an exemptive order from the SEC, on which the Active M/Multi-Manager Funds currently rely, that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Trust’s Board, without obtaining shareholder approval. In accordance with a separate exemptive order that the Trust and the Investment Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.

188	NORTHERN FUNDS PROSPECTUS

The Sub-Advisers provide investment advisory services to the Funds, except for cash management services, which are provided by the Investment Adviser. The Investment Adviser selects Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser has discretion to select portfolio securities for its portion of an Active M/Multi-Manager Fund, but must select those securities according to the Fund’s investment objectives, strategies and restrictions. The current Sub-Advisers for the Active M/Multi-Manager Funds are set forth under the section entitled “Fund Management.”

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MANAGEMENT FEES

As compensation for advisory services (asset allocation services for the Global Tactical Asset Allocation Fund) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates. The tables below reflect the aggregate management fees paid by each of the Funds for the fiscal year ended March 31, 2025 after waivers and/or reimbursements (expressed as a percentage of each Fund’s respective average daily net assets).
NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) of each Fund (other than Emerging Markets Equity Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and Bond Index Fund) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each such Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for a Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2026. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.
NTI has contractually agreed to reimburse a portion of the operating expenses of the Emerging Markets Equity Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and Bond Index Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed 0.1549%, 0.1049%, 0.1049%, 0.1049%, 0.0549% and 0.0749%, respectively.
NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). With respect to Limited Term U.S. Government Fund, U.S. Government Fund, Short Bond Fund and Fixed Income Fund, NTI also has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class in an amount equal to the acquired fund fees and expenses arising from the Fund’s investment in other non-money market mutual funds or exchange-traded funds managed by NTI.
Service providers to a Fund, including the Fund’s adviser and/or its affiliates, may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time without notice.
A discussion regarding the Board of Trustees’ basis for its approval of the Funds’ Management Agreements and Sub-Advisory Agreements, as applicable, is available in the Funds’ filing on Form N-CSR for the six-month period ended September 30, 2024.

Fund	Aggregate Management Fees Paid for Fiscal Year Ended 3/31/25 after waivers and/or reimbursements, if any
GLOBAL TACTICAL ASSET ALLOCATION	0.06%
INTERNATIONAL EQUITY	0.33%
LARGE CAP CORE	0.34%
LARGE CAP VALUE	0.33%
SMALL CAP VALUE(1)	0.69%
EMERGING MARKETS EQUITY INDEX	0.02%
GLOBAL REAL ESTATE INDEX	0.39%
INTERNATIONAL EQUITY INDEX	0.03%
MID CAP INDEX	0.03%
SMALL CAP INDEX	0.03%
STOCK INDEX	0.00%	(2)

190	NORTHERN FUNDS PROSPECTUS

Fund	Aggregate Management Fees Paid for Fiscal Year Ended 3/31/25 after waivers and/or reimbursements, if any
SMALL CAP CORE(3)	0.39%
U.S. QUALITY ESG	0.32%
WORLD SELECTION INDEX	0.18%
BOND INDEX	0.01%
INCOME EQUITY	0.30%
ACTIVE M EMERGING MARKETS EQUITY	0.84%
ACTIVE M INTERNATIONAL EQUITY	0.73%
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	0.85%
MULTI-MANAGER GLOBAL REAL ESTATE	0.74%
CORE BOND	0.26%
FIXED INCOME	0.37%
HIGH YIELD FIXED INCOME	0.53%
SHORT BOND	0.32%
LIMITED TERM U.S. GOVERNMENT	0.09%
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.20%
ULTRA-SHORT FIXED INCOME	0.19%
U.S. GOVERNMENT	0.04%
ARIZONA TAX-EXEMPT	0.20%
CALIFORNIA INTERMEDIATE TAX-EXEMPT	0.36%
CALIFORNIA TAX-EXEMPT	0.33%
INTERMEDIATE TAX-EXEMPT	0.38%
LIMITED TERM TAX-EXEMPT	0.37%
TAX-EXEMPT	0.38%
MULTI-MANAGER HIGH YIELD OPPORTUNITY	0.55%

(1)
Effective January 1, 2025, the Fund’s annual management fee is calculated at the rate of 0.45% of the Fund’s average daily net assets. Prior to January 1, 2025, the Fund’s annual management fee was calculated at the rate of 0.95% of the Fund’s average daily net assets.

(2)	Amount is less than 0.005%.

(3)
Effective January 1, 2025, the Fund’s annual management fee is calculated at the rate of 0.38% of the Fund’s average daily net assets. Prior to January 1, 2025, the Fund’s annual management fee was calculated at the rate of 0.47% of the Fund’s average daily net assets.

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FUND MANAGEMENT

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.
EQUITY AND EQUITY INDEX FUNDS
The managers for the Global Tactical Asset Allocation Fund are Anwiti Bahuguna, PhD, Executive Vice President of NTI, Daniel Ballantine, Vice President of NTI, Colin Cheesman, Vice President of NTI, and Peter Wilke, Senior Vice President of NTI. Ms. Bahuguna and Mr. Ballantine have been managers of the Fund since December 2023. Mr. Cheesman and Mr. Wilke have been managers of the Fund since January 2025. Ms. Bahuguna is Chief Investment Officer of Global Asset Allocation at NTI. Prior to joining NTI in September 2023, Ms. Bahuguna was head of multi-asset strategy for the Global Asset Allocation Team at Columbia Threadneedle Investments and was the lead portfolio manager for the Columbia Threadneedle Investments asset allocation funds and separately managed accounts. Mr. Ballantine joined NTI in 2015, where he is a portfolio manager on the Global Asset Allocation Team. Mr. Cheesman joined NTI in 2018, where he is a portfolio manager on the Global Asset Allocation Team. Mr. Wilke joined NTI in November 2024, where he is Head of Tactical Asset Allocation. Prior to joining NTI, Mr. Wilke was the team leader of multi-asset income investments at Wellington Management, where he was responsible for developing and managing multi asset portfolios since 2015.
The managers for the Income Equity Fund are Sridhar Kancharla, CFA, Reed A. LeMar, CFA, and Jeffrey D. Sampson, CFA, each a Senior Vice President of NTI. Messrs. LeMar and Sampson have been managers of the Fund since July 2017. Mr. Kancharla has been a manager of the Fund since July 2018. Mr. Kancharla joined NTI in 2007 and is a senior portfolio manager and researcher in the quantitative active equity team. He is responsible for research and implementation of several quantitative equity strategies. Mr. Kancharla is also a portfolio manager of the International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund. Mr. LeMar joined NTI in 2007 and serves as a portfolio manager on the global equity team. Mr. LeMar is also a portfolio manager of the International Equity Fund, Large Cap Core Fund, Small Cap Core Fund, and Small Cap Value Fund. Mr. Sampson joined NTI in 2006 and serves as a portfolio manager on the global equity team. Mr. Sampson is a CFA charterholder. Mr. Sampson is also a portfolio manager of the U.S. Quality ESG Fund.
The managers for the International Equity Fund and Large Cap Core Fund are Mark C. Sodergren, CFA, Sridhar Kancharla, CFA, and Reed A. LeMar, CFA, each a Senior Vice President of NTI. Messrs. Sodergren, Kancharla, and LeMar have been managers of the International Equity Fund since January 2017, July 2024, and July 2024, respectively. Messrs. Sodergren, Kancharla, and LeMar have also been managers of the Large Cap Core Fund since July 2011, July 2024, and July 2024, respectively. Mr. Sodergren joined NTI in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. Mr. Sodergren is also a portfolio manager of the Large Cap Value Fund. More information about Messrs. Kancharla and LeMar is provided above.
The managers for the Large Cap Value Fund are Mark C. Sodergren, CFA, Senior Vice President of NTI, Sridhar Kancharla, CFA, Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI. Messrs. Sodergren and Kancharla and Ms. Xu have been managers of the Fund since June 2014, July 2015, and July 2024, respectively. Ms. Xu joined NTI in 2016, where she is a Portfolio Manager on Northern’s quantitative active equity team. More information about Messrs. Sodergren and Kancharla is provided above.
The managers for the Small Cap Value Fund and Small Cap Core Fund are Sridhar Kancharla, CFA, Senior Vice President of NTI, Reed A. LeMar, CFA, Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI. Messrs. Kancharla and LeMar and Ms. Xu have been managers of the Small Cap Value Fund and Small Cap Core Fund since July 2024, July 2024, and July 2025 respectively. More information about Messrs. Kancharla and LeMar and Ms. Xu is provided above.
The managers for the U.S. Quality ESG Fund are Jeffrey D. Sampson, CFA and Peter M. Zymali, CFP®, each a Senior Vice President of NTI, and Jiemin Xu, CFA, Vice President of NTI. Messrs. Sampson and Zymali have been managers of the Fund since its inception, and Ms. Xu since July 2025. Mr. Zymali is a Senior Vice President on NTI’s Global Equity team and has been on the Global Equity team since 2007. Mr. Zymali holds the Certified Financial Planner designation and the CFA Institute Sustainable Investing Certificate. More information about Mr. Sampson and Ms. Xu is provided above.
The managers for the Emerging Markets Equity Index Fund are Robert D. Anstine, Senior Vice President of NTI, Brendan Sullivan, CFA, Senior Vice President of NTI, Yair Walny, CFA, Vice President of NTI, and Steven J. Santiccioli, Vice President of NTI. Messrs. Anstine, Sullivan, Walny, and Santiccioli have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. Mr. Anstine joined NTI in January 2007 and is a Portfolio Manager with the Global Index Team. Mr. Sullivan joined NTI in 2012 and is a Senior Portfolio Manager with the Global Index Management Group, where he manages international equity index portfolios. Mr. Walny joined NTI in 2009 and is a portfolio manager with the global index team. Mr. Santiccioli joined NTI in 2003.

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The managers for the Global Real Estate Index Fund, are Volter Bagriy, CFA, CAIA, Vice President of NTI, Brendan Sullivan, CFA, Senior Vice President of NTI, Alan Aung, CFA, Vice President of NTI, and Steven J. Santiccioli, Vice President of NTI. Messrs. Bagriy, Sullivan, Aung, and Santiccioli have been managers of the Fund since April 2024, September 2024, July 2025, and September 2024, respectively. Mr. Bagriy joined NTI in 2014 and serves as a portfolio manager on the Global Index team. Mr. Aung joined NTI in 2017 and is a senior portfolio manager in the Global Index Equity Group. More information about Messrs. Sullivan and Santiccioli is provided above.
The managers for the International Equity Index Fund are Volter Bagriy, CFA, CAIA, Vice President of NTI, Brendan Sullivan, CFA, Senior Vice President of NTI, Robert D. Anstine, Senior Vice President of NTI, and Steven J. Santiccioli, Vice President of NTI. Messrs. Bagriy, Sullivan, Anstine, and Santiccioli have been managers of the Fund since September 2024, July 2019, July 2025, and September 2024, respectively. More information about Messrs. Bagriy, Sullivan, Anstine, and Santiccioli is provided above.
The managers for the World Selection Index Fund are Steven J. Santiccioli, Vice President of NTI, Volter Bagriy, CFA, CAIA, Vice President of NTI, Michael Gleeman, CFA, Vice President of NTI, and Brendan Sullivan, CFA, Senior Vice President of NTI. Messrs. Santiccioli, Bagriy, Gleeman, and Sullivan have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. Mr. Gleeman joined NTI in 2003 and is a Senior Portfolio Manager. More information about Messrs. Santiccioli, Bagriy, and Sullivan is provided above.
The managers for the Mid Cap Index Fund are Lucy A. Johnston, Vice President of NTI, Shivani Shah, Vice President of NTI, Errol Mitchell, Vice President of NTI, and Chris J. Jaeger, Senior Vice President of NTI. Mses. Johnston and Shah and Messrs. Mitchell and Jaeger have been managers of the Fund since July 2019, September 2024, July 2025, and September 2024, respectively. Ms. Johnston joined NTI in 1997 and has managed passive and index products for large, medium and small capitalization mandates. Ms. Shah joined NTI in 2021, where she is responsible for managing a variety of equity index portfolios. Prior to joining Northern Trust, Ms. Shah was a Portfolio Manager and Trader at The Vanguard Group managing ETFs and equity index investments. Ms. Shah began her career in 2010 and has held various investment management global roles at Davis Selected Advisors, The Vanguard Group, and most recently as an independent consultant. Mr. Mitchell was a Senior Analyst on NTI’s Front Office Support team from 2012-2018, and returned to NTI in 2022 where he is now an Associate Quantitative Equity Portfolio Manager responsible for managing various equity index portfolios. Mr. Jaeger joined NTI in 2000 and has managed equity index portfolios.
The managers for the Small Cap Index Fund are Shivani Shah, Vice President of NTI, Chris J. Jaeger, Senior Vice President of NTI, Aaron Wang, Second Vice President of NTI, and Lucy A. Johnston, Vice President of NTI. Mses. Shah and Johnston and Messrs. Jaeger and Wang have been managers of the Fund since December 2021, September 2024, September 2024, and July 2025, respectively. Mr. Wang joined NTI in 2025 and is a Quantitative Equity Portfolio Manager with the Index Equity Team. Prior to this role, Mr. Wang managed liability-driven investment bond portfolios for institutional pension plans at NISA Investment Advisors from 2018 to 2022 and LGIMA from 2023 to 2024. More information about Mses. Shah and Johnson and Mr. Jaeger is provided above.
The managers for the Stock Index Fund are Chris J. Jaeger, Senior Vice President of NTI, Shivani Shah, Vice President of NTI, Keith Carroll, Vice President of NTI, and Lucy A. Johnston, Vice President of NTI. Messrs. Jaeger and Carroll and Mses. Shah and Johnston and have been managers of the Fund since July 2019, July 2025, September 2024, and September 2024, respectively. Mr. Carroll joined NTI in 2007 and is a senior quantitative portfolio manager with the Global Index Equity team. More information about Mr. Jaeger and Mses. Shah and Johnston are provided above.
FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS
The managers for the Bond Index Fund are Kevin J. O’Shaughnessy, CFA, Vice President of NTI, Mousumi Chinara, Vice President of NTI, David Alongi, Senior Vice President of NTI, and Michael Chico, Senior Vice President of NTI. Mr. O’Shaughnessy and Ms. Chinara have been managers of the Fund since July 2019 and July 2023, respectively. Messrs. Alongi and Chico have been managers of the Fund since July 2024. Mr. O’Shaughnessy joined NTI in 1997 and is a Senior Fixed Income Portfolio Manager responsible for quantitative fixed income portfolios. Mr. O’Shaughnessy has been an investment manager since 1990. Ms. Chinara joined NTI in 2019 and is a senior portfolio manager in the Fixed Income group, where she manages various index portfolios, including mutual funds, common and collective funds, ETFs and separately-managed accounts. Mr. Chico joined NTI in 2005 and is a member of the Active Long Duration Strategy Team and is responsible for quantitatively managing and trading fixed income accounts. Mr. Chico is also a manager of the Limited Term U.S. Government Fund and U.S. Government Fund. Mr. Alongi joined NTI in 2000 and is Director of Fixed Income Index Management. Mr. Alongi is also a manager of the Limited Term U.S. Government Fund and U.S. Government Fund.
The managers for the Core Bond Fund are Christian Roth, Executive Vice President of NTI, Bilal Memon, Senior Vice President of NTI, Chaitanya Mandavakuriti, Senior Vice President of NTI, Antulio Bomfim, Senior Vice President of

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NTI, and Dmitri Artemiev, CFA, CAIA, Vice President of NTI. Messrs. Roth and Mandavakuriti have been managers of the Core Bond Fund since July 2024. Messrs. Memon and Bomfim have been managers of the Core Bond Fund since July 2023. Mr. Artemiev has been a portfolio manager of the Fund since July 2025. Mr. Roth joined NTI in April 2024 and serves as Chief Investment Officer of Global Fixed Income. Prior to joining NTI, Mr. Roth most recently was the Chairman of Broad Markets Fixed Income at Morgan Stanley, where he held a variety of global fixed income leadership roles since 1999. Mr. Memon joined NTI in 2007 and is a portfolio manager in the Short Duration Fixed Income Group. Mr. Memon also is a portfolio manager for the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Short Bond Fund. Mr. Mandavakuriti joined NTI in 2013 and is a Fixed Income Portfolio Manager responsible for the management of international fixed income index portfolios with a focus on credit. Mr. Mandavakuriti is also a portfolio manager for the Fixed Income Fund, Short Bond Fund and Ultra-Short Fixed Income Fund. Mr. Bomfim joined NTI in 2022 and is head of global macro for NTI’s global fixed income team. Prior to joining Northern Trust, Mr. Bomfim served as Special Adviser to the Federal Reserve Board since 2016. Mr. Bomfim is also a portfolio manager for the Fixed Income Fund and Short Bond Fund. Mr. Artemiev, CFA, CAIA, joined NTI in June 2024 and is a Senior Portfolio Manager and Head of Securitized Products at NTI. Prior to joining to NTI, Mr. Artemiev held several senior portfolio management, trading, and research leadership roles at Insight Investment from 2021 to 2024, and Bank of America from 2013 to 2024. Mr. Artemiev is also a portfolio manager for the Fixed Income Fund and Short Bond Fund.
The managers for the Fixed Income Fund are Christian Roth, Executive Vice President of NTI, Bilal Memon, Senior Vice President of NTI, Chaitanya Mandavakuriti, Senior Vice President of NTI, Antulio Bomfim, Senior Vice President of NTI, and Dmitri Artemiev, Vice President of NTI. Messrs. Roth and Mandavakuriti have been managers of the Fund since July 2024. Messrs. Memon and Bomfim have been managers of the Fund since July 2023. Mr. Artemiev has been a portfolio manager of the Fund since July 2025. More information about Messrs. Roth, Memon, Mandavakuriti, Bomfim, and Artemiev is provided above.
The managers for the High Yield Fixed Income Fund are Benjamin McCubbin, CFA, and Sau Mui, CFA, Senior Vice President of NTI. Mr. McCubbin has been the manager of the Fund since July 2024. Mr. McCubbin joined NTI in 2018 and is a Senior High Yield Portfolio on NTI’s global fixed income team. Ms. Mui has been a manager of the Fund since March 2025. Ms. Mui joined NTI in 2024 and is Senior High Yield Portfolio Manager on NTI’s global fixed income team. Prior to joining NTI, Ms. Mui was a senior high yield portfolio manager at Aviva Investors from October 2021 to August 2024 and a fixed income analyst and portfolio manager for PPM America from October 2017 to October 2021. Ms. Mui is a CFA charterholder and an active member of the CFA Society of Chicago.
The managers for the Short Bond Fund are Bilal Memon, Chaitanya Mandavakuriti and Antulio Bomfim, each a Senior Vice President of NTI, and Dmitri Artemiev, Vice President of NTI. Mr. Memon has been a manager of the Fund since July 2019. Mr. Bomfim has been a manager of the Fund since July 2023. Mr. Mandavakuriti has been a manager of the Fund since July 2024. Mr. Artemiev has been a portfolio manager of the Fund since July 2025. More information about Messrs. Memon, Mandavakuriti, Bomfim, and Artemiev is provided above.
The managers for the Limited Term U.S. Government Fund and U.S. Government Fund are Michael R. Chico and David Alongi, CFA, each a Senior Vice President of NTI. Messrs. Chico and Alongi have been managers of the Funds since July 2013 and July 2023, respectively. More information about Messrs. Chico and Alongi is provided above.
The managers for the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund, and Tax-Exempt Fund are Adam M. Shane, CFA, and Timothy Blair, CFA, each a Senior Vice President of NTI, and Brian Sipich, CFA, Vice President of NTI. Mr. Shane has been a manager of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund since October 2018; and the Arizona Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund and Tax-Exempt Fund since July 2022. Mr. Blair has been a portfolio manager of the Funds since July 2023. Mr. Sipich has been a portfolio manager of the Funds since May 2025. Mr. Shane joined NTI in 2010 and is the director of the High Yield Municipal Fixed Income Group. Mr. Blair joined NTI in 1992 and joined the municipal bond team in 1996. He has managed registered mutual funds and separate accounts for institutional and wealth management clients. Mr. Shane and Mr. Blair are also portfolio managers for the Tax-Advantaged Ultra-Short Fixed Income Fund. Mr. Sipich joined NTI in 2024 and is a Municipal Bond Senior Portfolio Manager on the Global Fixed Income team. Prior to joining NTI, Mr. Sipich was a senior fixed income portfolio manager at the Bank of Montreal from 2015-2023.
The managers for the Tax-Advantaged Ultra-Short Fixed Income Fund are Adam M. Shane, CFA, Timothy Blair, CFA, Bilal Memon, and Morten Olsen, each a Senior Vice President of NTI. Mr. Shane has been a manager of the Fund since July 2022. Messrs. Blair and Memon have been managers of the Fund since July 2023. Mr. Olsen has been a manager of the Fund since July 2024. Mr. Olsen joined NTI in 2009 and is a Director of Multi-Sector Portfolio Management. Mr. Olsen is also a manager of the Ultra-Short Fixed Income Fund. More information about Messrs. Shane, Blair and Memon is provided above.

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The managers for the Ultra-Short Fixed Income Fund are Bilal Memon, Morten Olsen, and Chaitanya Mandavakuriti, each a Senior Vice President of NTI. Messrs. Memon, Olsen and Mandavakuriti have been managers of the Fund since October 2018, July 2016 and July 2024, respectively. More information about Messrs. Memon, Olsen and Mandavakuriti is provided above.
ACTIVE M/ MULTI-MANAGER FUNDS
The managers for the Active M Emerging Markets Equity Fund and Active M International Equity Fund are Kelly Finegan and Kaz Sikora, each a Senior Vice President of NTI. Ms. Finegan and Mr. Sikora have been managers of the Funds since May 2023. Ms. Finegan joined NTI in 2008 and is the Head of Multi-Manager Solutions. She is also a portfolio manager of the Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund. Mr. Sikora joined NTI in 2005 and is a team leader on NTI’s Multi-Manager Investments team.
The managers for the Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund are Kelly Finegan, a Senior Vice President of NTI, and Jim Hardman, a Vice President of NTI. Ms. Finegan and Mr. Hardman have been managers of the Funds since May 2023. Mr. Hardman joined NTI in 2019 and is a member of NTI’s Multi-Manager Solutions team. More information about Ms. Finegan is provided above.
The managers for the Multi-Manager High Yield Opportunity Fund are Luis Diez, a Senior Vice President of NTI, and Neal Barrett, a Vice President of NTI. Messrs. Diez and Barrett have been managers of the Fund since May 2023. Mr. Diez joined NTI in 2006 and is a member of NTI’s Multi-Manager Solutions team. Mr. Barrett joined NTI in 2016 and is a member of NTI’s Multi-Manager Solutions team.
Additional information about the managers’ compensation, other accounts managed by the managers and the managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).
THE SUB-ADVISERS TO THE ACTIVE M/MULTI-MANAGER FUNDS
Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Adviser and the Board of Trustees.
ACTIVE M EMERGING MARKETS EQUITY FUND
AXIOM INVESTORS LLC (“AXIOM”). Axiom has managed a portion of the Fund since November 2008. Axiom is a Delaware Limited Liability Company located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 and was founded in 1998. As of June 30, 2025, Axiom had approximately $26.3 billion in assets under management.
FIAM LLC (“FIAM”). FIAM has managed a portion of the Fund since September 2024. FIAM was created in 2005 and its principal offices are located at 900 Salem Street, Smithfield, RI 02917. As of June 30, 2025, FIAM managed approximately $541.3 billion in assets under management.

WESTWOOD GLOBAL INVESTMENTS, LLC (“WESTWOOD”). Westwood has managed a portion of the Fund since November 2008. Westwood is a Massachusetts Limited Liability Company located at One Financial Center, Suite 1620, Boston, Massachusetts 02111 and was founded in 2003. As of June 30, 2025, Westwood had approximately $8.56 billion in assets under management.
ACTIVE M INTERNATIONAL EQUITY FUND
ALLIANCEBERNSTEIN L.P. (“AB”) AB has managed a portion of the Fund since April 2025. AB is Delaware limited partnership with its principal offices located at 501 Commerce Street, Nashville, TN 37203. As of June 30, 2025, AB managed approximately $829 billion in assets under management.
CAUSEWAY CAPITAL MANAGEMENT LLC (“CAUSEWAY”). Causeway has managed a portion of the Fund since June 2016. Causeway’s principal office is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway began operations as an investment adviser in June 2001. As of June 30, 2025, Causeway had approximately $61.3 billion in assets under management.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”). Victory Capital has managed a portion of the Fund since June 2016. Victory Capital is located at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is a diversified global asset manager and manages a portion of the Fund through its investment franchise, Trivalent Investments (“Trivalent”). As of June 30, 2025, Victory Capital had approximately $301.6 billion in assets under management and advisement.
WCM INVESTMENT MANAGEMENT, LLC (“WCM”). WCM has managed a portion of the Fund since September 2015. WCM is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent money management firm founded in 1976. As of June 30, 2025, WCM had approximately $114.2 billion in assets under management.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON”). Wellington has managed a portion of the Fund since October 2017. Wellington is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2025, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.29 trillion in assets.

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MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
COHEN & STEERS CAPITAL MANAGEMENT, INC. (“COHEN & STEERS”). Cohen & Steers has managed a portion of the Fund since March 2025. Cohen & Steers was founded in 1986 and its principal offices are located at 1166 6th Ave 30th Floor, New York, NY 10036. As of June 30, 2025, Cohen & Steers managed approximately $88.9 billion in assets under management.
EAGLE GLOBAL ADVISORS, LLC (“EAGLE”). Eagle has managed a portion of the Fund since March 2025. Eagle was founded in 1996 and its principal offices are located at 1330 Post Oak Blvd., Suite 3000, Houston, Texas 77056. As of June 30, 2025, Eagle managed approximately $2.87 billion in assets under management.
FIRST SENTIER INVESTORS (AUSTRALIA) IM LTD (“FIRST SENTIER”). First Sentier has managed a portion of the Fund since January 2020. First Sentier is a global investment management firm located at Level 5 Tower 3, International Towers, 300 Barangaroo Avenue, Sydney NSW 2000, Australia. First Sentier is wholly-owned by Mitsubishi UFJ Trust and Banking Corporation. As of June 30, 2025, First Sentier had approximately $140.5 billion in assets under management.
KBI GLOBAL INVESTORS (NORTH AMERICA), LTD. (“KBIGINA”). KBIGINA has managed a portion of the Fund since December 2021. KBIGINA is an Irish domiciled and incorporated institutional asset manager located at 2 Harbourmaster Pl, International Financial Services Centre, Dublin 1, D01 X5P3, Ireland. As of June 30, 2025, KBIGINA and KBI Global Investors Ltd. had approximately $9.5 billion in assets under management.
LAZARD ASSET MANAGEMENT LLC (“LAZARD”). Lazard has managed a portion of the Fund since March 2013. Lazard is a Delaware limited liability company located at 30 Rockefeller Plaza, New York, New York 10112. As of June 30, 2025, Lazard had approximately $201.8 billion in assets under management.
MULTI-MANAGER GLOBAL REAL ESTATE FUND
JANUS HENDERSON INVESTORS US LLC (“JHIUS”). JHIUS has managed a portion of the Fund since September 2020. JHIUS is a wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”). JHIUS is located at 151 Detroit Street, Denver, Colorado 80206. As of March 31, 2025, Janus Henderson Group had approximately $373.2 billion in assets under management.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”). MFS has managed a portion of the Fund since January 2018. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2025, MFS had approximately $635.4 billion of net assets under management.
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BIM”). BIM has managed a portion of the Fund since February 2023. BIM is a wholly owned subsidiary of BlackRock, Inc. which was founded in 1988. BIM’s principal office is located at 1 University Square Drive, Princeton, NJ 08540. As of June 30, 2025, BIM had approximately $12.53 billion in assets under management.
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. (“NOMURA”). Nomura has managed a portion of the Fund since June 2016. Nomura’s principal office is located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316. Nomura was founded in March 1991 as a subsidiary of Nomura Holding America Inc. and is a registered investment adviser. As of June 30, 2025, Nomura had approximately $36.3 billion in assets under management.
POLEN CAPITAL CREDIT, LLC (“POLEN CREDIT”). Polen Credit has managed a portion of the Fund since September 2012. Polen Credit, a Massachusetts limited liability company and wholly owned-subsidiary of Polen Capital Management, LLC, was founded in 1996 and is located at 1075 Main Street, Suite 320, Waltham, Massachusetts 02451. As of June 30, 2025, Polen Credit had approximately $6.94 billion in assets under management.
LEGAL PROCEEDINGS
On or about December 17, 2024, the Multi-Manager High Yield Opportunity Fund (the “Fund”) was added as a defendant in a civil action pending in the Supreme Court of the State of New York, County of New York, Commercial Division (the “Court”), captioned CPPIB Credit Investments II Inc., et al. v. Lions Gate Entertainment Corporation, et al., Index No. 654398/2024 (the “Action”). The Action arises from certain notes (the “Original Notes”) issued by Lions Gate Capital Holdings, LLC (“Lions Gate Holdings”) of which the Fund was a holder. In May 2024, a group of holders of the Original Notes (the “Participating Holders”), including the Fund, entered into a transaction (the “Exchange Transaction”) pursuant to which the Participating Holders consented to certain amendments to the indenture for the Original Notes and exchanged their Original Notes for new notes issued by Lions Gate Holdings (the “New Notes”). In the Action, Plaintiff Thebes Offshore Master Fund, LP (“Thebes”), a holder of the Original Notes who was not invited to participate in the Exchange Transaction and did not receive the New Notes, challenges the enforceability of the Exchange Transaction and asserts, among

196	NORTHERN FUNDS PROSPECTUS

other claims, claims against the Participating Noteholders seeking declaratory judgment and injunctive relief, or alternatively, monetary damages. A group of Participating Noteholders, including the Fund, have moved to dismiss Thebes’s claims on several grounds. The Participating Noteholders’ motions to dismiss are fully briefed, and oral argument on the motions was scheduled for May 15, 2025, but was adjourned following restructuring actions by Lions Gate Holdings. On May 23, 2025, the Plaintiffs filed an amended complaint. The Court has set a briefing schedule for revised motions to dismiss, but has not set a date for oral arguments at this time. At this stage of the proceedings, it is not possible to predict the outcome of the Action. The Fund intends to vigorously defend against Thebes’s claims.

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OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund, and Securities Lending Agent for each Fund other than the Global Tactical Asset Allocation Fund and the Tax-Exempt Fixed Income Funds. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees, which do not represent additional expenses to the Funds.
TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.0385% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Trust’s Board of Trustees.
Pursuant to an exemptive order issued by the SEC, TNTC serves as Securities Lending Agent for the Funds (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds). For rendering securities lending services, TNTC receives a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.
Each Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. The uninvested cash of each of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual fund operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio are at an annual rate of 0.25% of the average daily NAV of those assets. However, to the extent of any duplicative advisory fees, NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI.
TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.
Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

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PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.
The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers money market funds, which are described in a separate prospectus.
Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries”.)
SHARE CLASSES – SMALL CAP CORE, U.S. QUALITY ESG AND WORLD SELECTION INDEX FUNDS ONLY
The Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund are authorized to offer two classes of shares: Class I shares and Class K shares. The below information pertains only to the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund. All other Funds in this prospectus offer a single class of shares (the “Shares” class), except the Ultra-Short Fixed Income Fund. The Ultra-Short Fixed Income Fund is authorized to offer two classes of shares: Shares Class and Siebert Williams Shank Shares. Siebert Williams Shank Shares are offered in a separate prospectus.

∎	Class I shares are available to investors purchasing only through an authorized intermediary that has entered into a service agreement and receives a service fee from a Fund.

∎
Class K shares are available to investors purchasing directly with the Trust and through an account at Northern Trust (or an affiliate) or an authorized intermediary that does not receive (1) a service fee from a Fund, or (2) a revenue share fee, a distribution fee or other service fee from NTI.

Shares of each class bear their pro rata portion of all operating expenses paid by a Fund, except for service fee amounts payable under the Service Plan that has been adopted for the Funds’ Class I shares.
Under the Service Plan for Class I shares of the Funds, NTI and the Trust are authorized to enter into written agreements on behalf of the Funds with financial intermediaries (including banks, trust companies, brokers, investment advisers, securities dealers, financial institutions and other industry professionals) that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of the Funds (collectively, “Service Organizations”). Pursuant to such agreements, Service Organizations provide support services to their clients who beneficially own Class I shares of the Funds.
The Service Plan provides for payments at an annual rate of up to 0.15% of the average daily NAV of Class I shares of the Funds beneficially owned by such clients.
NTI has contractually agreed to limit the payments pursuant to the Service Plan to the following annual rates (expressed as a ratio of the average daily NAV of the Class I shares of the Fund):

Fund	Class I Service Fee Limit
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
World Selection Index Fund	0.05%
PURCHASING SHARES
You may purchase Shares Class of a Fund and Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain authorized intermediaries. Class I shares of a Fund may only be purchased through certain authorized intermediaries. With certain limited exceptions, each class of the Funds is generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.
OPENING AN ACCOUNT
THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding purchases of Fund shares through authorized intermediaries. If you purchase shares through an authorized intermediary, that intermediary may impose different investment minimums than those set forth by the Funds as described in this Prospectus. The Funds are not responsible for any investment minimums imposed by

NORTHERN FUNDS PROSPECTUS	199

authorized intermediaries or for notifying shareholders of any changes to them.
DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase Shares Class of a Fund and Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment for Shares and Class K shares is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.
For your convenience, there are a number of ways to invest directly in the Funds:
BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program.”

∎	For overnight delivery use the following address:
Northern Funds
c/o The Northern Trust Company
333 South Wabash Avenue
Chicago, Illinois 60604

∎	FOR SUBSEQUENT INVESTMENTS:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.
All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler’s checks, money orders and third party checks are not acceptable.
BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER
TO OPEN A NEW ACCOUNT:

∎
For information and/or instructions regarding the purchase of Shares Class or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund, call the Northern Funds Center at 800-595-9111.

∎	Complete a New Account Application and send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)
BY DIRECT DEPOSIT
TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:
ABA Routing No. 0710-00152
(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.
BY AUTOMATIC INVESTMENT
TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The minimum initial investment in each of the Funds is $250; $50 for monthly minimum additions.

200	NORTHERN FUNDS PROSPECTUS

TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

∎	The minimum for automatic investment additions is $50.
If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.
BY DIRECTED REINVESTMENT
You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).
BY EXCHANGE
All Funds except the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund:
You may open a new account or add to an existing account by exchanging Shares Class shares of one fund of the Trust for: (1) Shares Class shares of any other fund offered by the Trust, or where available through your Northern Funds account or certain financial intermediaries, or (2) Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund. See “Selling Shares—By Exchange.”
Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund Only:
With respect to the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund , you may open a new account or add to an existing account by exchanging Class K shares or Class I shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund or World Selection Index Fund or for the Shares class of another fund offered by the Trust. See “Selling Shares—By Exchange.”
BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport.

For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you have an account with Northern Trust, you may purchase Shares Class and Class K shares through Northern Trust. You also may purchase shares of any class through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account, which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.
SELLING SHARES
THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.
REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS
If you purchased Shares Class or Class K shares directly from the Funds or, if you purchased your Shares Class or Class K shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
BY MAIL
SEND A WRITTEN REQUEST TO:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

NORTHERN FUNDS PROSPECTUS	201

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.
BY WIRE
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800-595-9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.
BY SYSTEMATIC WITHDRAWAL
If you own Shares Class or Class K shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800-595-9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.
BY EXCHANGE
The Trust offers you the ability to exchange Shares Class or Class K shares of one fund in the Trust for the Shares Class or Class K shares of another fund in the Trust. If you hold your shares through certain financial intermediaries, you may have limited exchangeability among the Funds and into other funds of the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800-595-9111 for more information.
BY TELEPHONE
If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800-595-9111 to use the telephone privilege.

∎
During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport.
For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎
Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, World Selection Index Fund, High Yield Fixed Income Fund, and each of the Active M/Multi-Manager Funds held for 30 days or less after purchase), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

202	NORTHERN FUNDS PROSPECTUS

FUNDS CONTACT INFORMATION
Additional information about the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund, including class features and policies, can be obtained, free of charge, at northernfunds.com, by calling toll-free at 800-595-9111, or by writing to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.
SUMMARY OF SHARE CLASS FEATURES
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of a Fund. The share class of a Fund you select through your intermediary may have higher fees than other share classes of the same Fund available through other financial intermediaries. An investor transacting in a class of a Fund’s shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes a Fund offers, which share classes are available to you and which share class(es) is/are appropriate to you. In all instances, it is your responsibility to notify your financial intermediary or the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things, the fees (e.g., service fees) and expenses for each share class.
SHARE CLASS FEATURES
Not all series of the Trust offer every class of shares. The Funds offer the classes of shares set forth on the cover of this prospectus. The following summarizes the primary features of Class K shares and Class I shares.

CHOOSING A SHARE CLASS - SMALL CAP CORE FUND, U.S. QUALITY ESG FUND AND WORLD SELECTION INDEX FUND

Share Class	Eligible Investors; Minimum Initial Investments	Maximum Service Fees(a)
Class K
Eligibility: Investors who purchase directly with Northern Funds, through an account at Northern Trust (or an affiliate) or an authorized intermediary that does not receive (1) a service fee from a Fund, and/or (2) a revenue share fee, a distribution fee for distribution and or other service fees from NTI.

Minimum Initial Investment: The minimum initial investment is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates).(b)
None
Class I
Eligibility: Investors purchasing shares through certain external intermediaries who have entered into a service agreement and receive a service fee from a Fund.

Minimum Initial Investment: There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Funds.(b)
Up to 0.15% service fee. Contractually limited to 0.10% for the U.S. Quality ESG Fund and Small Cap Core Fund. Contractually limited to 0.05% for the World Selection Index Fund.

(a)
The 0.15% service fee is the maximum applicable fee under the Fund’s Amended and Restated Service Plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on service fees, see Choosing a Share Class – Service Fees.

(b)
An authorized intermediary may impose different investment minimums than those set forth above. The Funds are not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

The Board has approved, and the Northern Funds have adopted, an amended and restated service plan that sets the service fees that are periodically deducted from the Funds’ Class I shares. These fees are calculated daily and are intended to compensate eligible financial intermediaries for directly or indirectly providing services to shareholders. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

NORTHERN FUNDS PROSPECTUS	203

The table below shows the maximum annual service fees (as an annual percentage of average daily net assets) and the total amount of such fees applicable to Class I shares and Class K shares of each Fund:

Fund	Maximum Service Fee	Contractual Fee Limitation
Small Cap Core Fund
Class K	None	None
Class I	0.15%	0.10%
U.S. Quality ESG Fund
Class K	None	None
Class I	0.15%	0.10%
World Selection Index Fund
Class K	None	None
Class I	0.15%	0.05%

204	NORTHERN FUNDS PROSPECTUS

ACCOUNT POLICIES AND OTHER INFORMATION
CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each class of shares of a Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of the class. For each class of shares, the NAV is calculated on each Business Day (see “Business Day”) as of 3:00 p.m. Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order. See “Good Order.”
Equity securities listed on a recognized U.S. securities exchange or quoted on the NASDAQ National Market System, including shares of exchange-traded funds, are priced at the last quoted sale price, or the official closing price on the primary exchange or market on which they are traded on the valuation date. Securities with no reported sale on the valuation date are priced at the most recent quoted bid price.
The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments, subject to oversight by the Board. Accordingly, any securities for which market quotations are not readily available, or for which the available price has been determined to not represent a reliable, current market value, are valued at fair value as determined in good faith by the Investment Adviser in accordance with valuation procedures approved by the Board (the “Valuation Procedures”). Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. The Investment Adviser, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Valuation Procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Investment Adviser may use adjustment factors obtained from an independent fair value pricing service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Investment Adviser to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.
A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.
If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.
TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at the NAV next calculated after receipt of your purchase order in good order for the applicable Fund(s), provided that one of the following occurs:

∎	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

∎
The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent in accordance with the terms of the Trust’s or its agent’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on any Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.
MISCELLANEOUS PURCHASE INFORMATION.

∎
For shares purchased through a financial intermediary, the financial intermediary is responsible for transmitting purchase orders and delivering required funds on a timely basis. Your financial intermediary may have earlier trading deadlines than those described in this prospectus. Please contact your financial intermediary for more information.

∎
You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎	Exchanges into a Fund from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

∎	You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern

NORTHERN FUNDS PROSPECTUS	205

Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎
The Trust and its agents each reserve the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase or exchange order, in whole or in part. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings”.

∎
If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements. The state may sell escheated shares of a Fund and, if an investor subsequently seeks to reclaim the proceeds of liquidation from the state, the investor may only be able to recover the amount received when the shares of such Fund were sold. To avoid these outcomes and protect their property, shareholders that invest in a Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone (800-637-1380), or by logging into their account. A Fund, its Board of Trustees, and the Transfer Agent will not be liable to investors or their representatives for good faith compliance with state unclaimed property laws. Investors are responsible for checking their state’s unclaimed or abandoned property website for specific information.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at the NAV next calculated after receipt of your redemption order in good order for the applicable Fund(s) (less any applicable redemption fee).
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).
PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with a Fund, it is expected that under normal circumstances the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request.
If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and a Fund. For redemption proceeds that are paid either directly to you from a Fund or to your intermediary for transmittal to you, it is expected that under normal circumstances payments will typically be made by wire, by ACH or by issuing a check by the next Business Day following receipt of a redemption request in good order from the intermediary by a Fund. Intermediaries are responsible for timely transmittal of redemption requests by their customers to the Fund’s transfer agent. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”
It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing from banks, including through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing,”). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.
REDEMPTION FEES. The International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, World Selection Index Fund, High Yield Fixed Income Fund, and each of the Active M/Multi-Manager Funds charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.
The Funds are authorized to waive the redemption fee for the following transactions:

∎	Redemptions from omnibus accounts and fee-based programs maintained by financial intermediaries that inform

206	NORTHERN FUNDS PROSPECTUS

the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

∎	Redemptions from employer-sponsored retirement plan accounts;

∎
Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

∎
Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

∎	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

∎	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

∎	Redemptions to satisfy minimum required distributions from retirement accounts;

∎	Redemptions representing the return of excess contributions in retirement accounts;

∎	Redemptions initiated by the Fund; and

∎	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.
In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to add, modify or eliminate the redemption fee or any material changes, such as through a supplement to the prospectus filed with the SEC, unless otherwise provided by law.
Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.
MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎
The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

∎
For shares redeemed through a financial intermediary, the financial intermediary is responsible for transmitting redemption orders and crediting your account with redemption proceeds on a timely basis. Your financial intermediary may have earlier trading deadlines than those described in this prospectus. Please contact your financial intermediary for more information.

∎
If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎
Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎
Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an account at the Fund’s then current NAV of the applicable share class, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of

NORTHERN FUNDS PROSPECTUS	207

an investor, or other circumstances determined to be in the best interest of the Trust and its shareholders.

∎
The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s or authorized agent’s death until Northern Trust receives required documentation in correct form; or (iii) if there is a reason to believe a fraudulent transaction may occur or has occurred.

∎
You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

∎
The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the Exchange is closed (other than on holidays or weekends), or during which trading on the Exchange is restricted; (ii) when, in accordance with SEC rules and regulations, an emergency exists that makes the disposal of securities owned by a Fund or the determination of the fair value of a Fund’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Fund shareholders. Redemption payments may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks.

∎
The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings”.
EXCHANGE PRIVILEGES. You may exchange Shares Class shares of one fund in the Trust for Shares Class shares of another fund in the Trust or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund only if the registration of both accounts is identical. You may also exchange Class I shares or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund or World Selection Index Fund or for the Shares Class shares of another fund in the Trust, only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.
The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.
POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended to serve as long-term investment vehicles and are not designed for investors that engage in short-term trading in violation of the policies and procedures described below (i.e., a purchase of a Fund’s shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest in issuers located in emerging and frontier markets, as securities of emerging and frontier market issuers tend to be less liquid than securities of issuers located in developed markets. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy or the practices established to detect and deter market timing and other excessive trading activity are

208	NORTHERN FUNDS PROSPECTUS

permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.
To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a 90-day period. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a 90-day period if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

∎	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	systematic withdrawal plans and automatic exchange plans;

∎	reinvestment of dividends, distributions or other payments;

∎	a death or post-purchase disability of the beneficial owner of the account;

∎	minimum required distributions from retirement accounts;

∎	the return of excess contributions in retirement accounts; and

∎	redemptions initiated by a Fund.
In addition, the International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, World Selection Index Fund, High Yield Fixed Income Fund, and the Active M/Multi-Manager Funds each impose a redemption fee on redemptions made 30 calendar days or less after purchase subject to certain exceptions. For further information, please see “Redemption Fees”. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.
Pursuant to the policies and procedures adopted by the Board of Trustees, the Trust has developed criteria to identify trading activity that may be excessive. The Transfer Agent reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a 90-day period, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund.
The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will use reasonable efforts to apply the criteria in a manner that, in the Trust’s judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.
IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

NORTHERN FUNDS PROSPECTUS	209

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures described in Purchasing and Selling Shares for initiating transactions by the Internet.
The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record. The Trust reserves the right to refuse a telephone redemption subject to applicable law.
MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.
SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.
BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fixed Income Funds, Tax-Exempt Fixed Income Funds and the Multi-Manager High Yield Opportunity Fund may be priced on days when the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day or on the days when the Federal Reserve Bank of New York is open.
GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and Fund name;

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable; and

∎
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.
CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or bond markets close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. Each Fixed Income Fund, each Tax-Exempt Fixed Income Fund and the Multi-Manager High Yield Opportunity Fund reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the bond

210	NORTHERN FUNDS PROSPECTUS

markets close early. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fixed Income Fund, each Tax-Exempt Fixed Income Fund and the Multi-Manager High Yield Opportunity Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day.
In addition, the Board of Trustees of the Trust also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.
EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northerntrust.com/funds.
FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s NAV next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Funds;

∎	providing information to customers showing their positions in the Funds; and

∎	providing subaccounting services with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting services.
For their services, Service Organizations may receive fees from Class I shares or Shares of a Fund at annual rates of up to 0.15% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.
NTI has contractually agreed to limit the payments pursuant to the Service Plan of the Class I shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund to the following annual rates (expressed as a ratio of the average daily NAV of the Class I shares of the Funds):

Fund	Class I Service Fee Limit
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
World Selection Index Fund	0.05%
The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.
Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

NORTHERN FUNDS PROSPECTUS	211

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.
State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.
PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
A complete schedule of each Fund’s holdings, current as of calendar quarter-end, except for the Global Tactical Asset Allocation Fund, each Equity Index Fund, the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, which will be current as of calendar month-end, will be available on the Trust’s website at northerntrust.com/funds no earlier than ten (10) calendar days after the end of the respective period. The Funds will also publish their top ten holdings on their website, current as of month-end, no earlier than ten (10) calendar days after the end of the month. For the Global Tactical Asset Allocation Fund, the information posted to the website is the percentage of the Fund’s holdings in the Underlying Funds. This information will remain available on the website at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy.
A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.
SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual and an annual shareholder report as of September 30 and March 31, respectively. The reports will be made available on the Funds’ website at northerntrust.com/united-states/what-we-do/investment-management/northern-funds/literature. Paper copies of these reports will be mailed to each shareholder of record that has not elected to receive the reports electronically. You may elect to receive future reports electronically at any time by contacting your financial intermediary or, if you invest directly with the Trust, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to northernfunds@ntrs.com. Your election to receive reports electronically will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with the Trust.
If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements and other notices to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund. If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice. The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

212	NORTHERN FUNDS PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.
Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.
The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
GLOBAL TACTICAL ASSET ALLOCATION	Quarterly	Annually
INCOME EQUITY	Monthly	Annually
INTERNATIONAL EQUITY	Annually	Annually
LARGE CAP CORE	Quarterly	Annually
LARGE CAP VALUE	Annually	Annually
SMALL CAP VALUE	Annually	Annually
EMERGING MARKETS EQUITY INDEX	Annually	Annually
GLOBAL REAL ESTATE INDEX	Quarterly	Annually
INTERNATIONAL EQUITY INDEX	Annually	Annually
MID CAP INDEX	Annually	Annually
SMALL CAP INDEX	Annually	Annually
STOCK INDEX	Quarterly	Annually
SMALL CAP CORE	Annually	Annually
U.S. QUALITY ESG	Quarterly	Annually
WORLD SELECTION INDEX	Annually	Annually
BOND INDEX	Declared daily, paid monthly	Annually
CORE BOND	Declared daily, paid monthly	Annually
FIXED INCOME	Declared daily, paid monthly	Annually
HIGH YIELD FIXED INCOME	Declared daily, paid monthly	Annually
SHORT BOND	Declared daily, paid monthly	Annually
LIMITED TERM U.S. GOVERNMENT	Declared daily, paid monthly	Annually
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
U.S. GOVERNMENT	Declared daily, paid monthly	Annually
ARIZONA TAX-EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA INTERMEDIATE TAX-EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA TAX-EXEMPT	Declared daily, paid monthly	Annually
INTERMEDIATE TAX-EXEMPT	Declared daily, paid monthly	Annually
LIMITED TERM TAX-EXEMPT	Declared daily, paid monthly	Annually
TAX-EXEMPT	Declared daily, paid monthly	Annually
ACTIVE M EMERGING MARKETS EQUITY	Annually	Annually
ACTIVE M INTERNATIONAL EQUITY	Annually	Annually

NORTHERN FUNDS PROSPECTUS	213

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	Quarterly	Annually
MULTI-MANAGER GLOBAL REAL ESTATE	Quarterly	Annually
MULTI-MANAGER HIGH YIELD OPPORTUNITY	Monthly	Annually

*	Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

214	NORTHERN FUNDS PROSPECTUS

TAX CONSIDERATIONS
The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
DISTRIBUTIONS. Each Fund has elected and intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income generally are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs and Master Limited Partnerships (“MLPs”) that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%.
The Tax-Exempt Fixed Income Funds and the Tax-Advantaged Ultra-Short Fixed Income Fund intend to pay “exempt-interest dividends” that generally are exempt from federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount” and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by an applicable Fund may be an item of tax preference for purposes of determining federal alternative minimum tax liability. Shareholders who are recipients of Social Security Act or Railroad Retirement benefits should note that exempt interest dividends will be taken into account in determining the taxability of their benefit payments.
The Tax-Exempt Fixed Income Funds may invest in tax credit bonds, such as qualified tax credit bonds, build America bonds, or clean renewable energy bonds. These bonds provide tax credits to the holder in lieu of some or all of the interest. Under the Code, a Tax-Exempt Fixed Income Fund may elect to pass through the tax credits to the shareholders. If a Tax-Exempt Fixed Income Fund makes such an election, each shareholder will be required to include in gross income an amount equal to his or her proportionate share of the tax credits and will be allowed his or her proportionate share of those credits against his or her income tax liability. Such Tax-Exempt Fixed Income Fund will notify shareholders of their proportionate share of tax credits, if any, and their income in respect of these tax credits within sixty days after the close of its taxable year. The 2017 Tax Cuts and Jobs Act repealed the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.
The California Intermediate Tax-Exempt Fund, the California Tax-Exempt Fund (together, the “California Funds”) and the Arizona Tax-Exempt Fund expect to pay dividends that generally are exempt from personal income tax for residents of those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain federal obligations. The State of Arizona is not authorized to issue general obligation bonds. However, political subdivisions of the State of Arizona are authorized to issue general obligation bonds if certain conditions are met. In addition, dividends paid by the California Funds to corporate shareholders will be subject to California corporate franchise tax, but generally exempt from California income tax.
If you receive an exempt-interest dividend with respect to any share of a Tax-Exempt Fixed Income Fund and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fixed Income Funds generally will not be deductible for federal income tax purposes.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these

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requirements, the Funds may have to limit their investment activity in some types of instruments.
Distributions of “qualifying dividends” by a Fund will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s or an Underlying Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.
To the extent that a Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in a Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income. Passive foreign investment companies are not qualified foreign corporations for this purpose.
Certain Funds may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that a Fund pays to its shareholders and reports as a section 199A dividend in written statements furnished to its shareholders. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. At this time it is not possible to determine the amount of dividends a Fund will pay that will be eligible for the reduced individual income tax rate currently applicable to qualified dividend income or that would be treated as section 199A dividends.
The Fixed Income Funds, Tax-Exempt Fixed Income Funds, and Multi-Manager High Yield Opportunity Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, these Funds do not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income or treated as section 199A dividends.
A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s or an Underlying Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fixed Income Funds, Tax-Exempt Fixed Income Funds, and Active M/Multi-Manager Funds will generally not qualify for this deduction.
To the extent that a Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Additionally, a Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.

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The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
REIT or MLP investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains, but as noted above, a Fund may classify such distributions as section 199A dividends.
You should also note that if you purchase shares of a Fund just before it makes a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
FOREIGN TAXES. Certain Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, or if the Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, Active M Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, and Active M International Equity Fund may be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
The Underlying Funds of the Global Tactical Asset Allocation Fund may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Fund, but will not be passed through to you as to be taken as a deduction or tax credit.
SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The Funds are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

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IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were purchased with borrowed funds.
Shareholders who are recipients of Social Security Act or Railroad Retirement benefits should note that exempt interest dividends will be taken into account in determining the taxability of their benefit payments.
BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 24% of the dividends, capital gain distributions, and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that they are not subject to backup withholding or that they are an “exempt recipient.”
U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors will generally be exempt from U.S. federal income tax on distributions attributable to net capital gains. The exemption may not apply, however, if an investment in a Fund is effectively connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a taxable year and certain other conditions are met.
Fund distributions attributable to other categories of Fund income, such as interest or dividends from companies whose securities are held by a Fund or an Underlying Fund of Global Tactical Asset Allocation Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits.
Dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is effectively connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a taxable year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax.
Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs or MLPs will be subject to U.S. withholding tax at rates up to 21%.
If a foreign shareholder holds more than 5% of a Fund at any time during the 5-year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gross proceeds at a 15% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.
In addition, the Funds are required to withhold 30% tax on certain payments to certain foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in a Fund.
STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
The following provides additional information regarding each Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summaries—Principal Investment Strategies section for each Fund, as well as information about additional investment strategies and techniques that a Fund may employ in pursuing its investment objective. The Funds also may make other types of investments to the extent permitted by applicable law. Additional information about the Funds, their investment strategies and risks can also be found in the Funds’ SAI. Future legislative, regulatory, or tax developments may affect the investments or investment strategies available to NTI in connection with managing the Funds, which may also adversely affect the Funds’ return potential and ability of the Funds to achieve their investment objective.
All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.
Because certain Funds invest in Underlying Funds, the risks described below for a Fund are also in reference to the Underlying Funds in which it invests. Accordingly, references to “Fund” include any Underlying Funds in which the Fund invests, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.
INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective.
ALTERNATIVE MINIMUM TAX RISK. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
ASSET ALLOCATION RISK is the risk that the selection by the Global Tactical Asset Allocation Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by Northern Trust’s Investment Policy Committee will not perform as expected. The Fund’s investment in any one Underlying Fund or asset class may exceed 15% of the Fund’s total assets, which may cause it to be subject to greater volatility and risk than a more diversified fund.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities.
A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, each Fund may purchase asset-backed securities that are issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Except for the U.S. Government Fund and Limited Term U.S. Government Fund, the Funds, to the extent consistent with their investment objectives and strategies, may also purchase other types of asset-backed securities. Except for the Bond Index Fund, U.S. Government Fund, Limited Term U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Tax-Exempt Fixed Income Funds, the Funds, to the extent consistent with their investment objectives and strategies, may also invest in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Fund.
SPECIAL RISKS. Asset-backed and mortgage-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risks. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored enterprises, mortgage-backed securities issued by private issuers do not have a government or government-sponsored enterprise guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

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Credit supports, if any, generally apply only to a fraction of a security’s value and may be inadequate to protect investors in the event of a default. When interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. A future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by a Fund will also suffer greater levels of default than were historically experienced. Investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
COMMODITY-LINKED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors.
SPECIAL RISKS. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, commodity-linked investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on commodity-linked investments are expected to exhibit low or negative correlation with stocks and bonds.
COMMODITY-RELATED SECURITIES RISK is the risk that exposure to the commodities markets may subject a Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in commodity-related securities.
SPECIAL RISKS. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of a Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.
CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

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INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds, except for the Limited Term Tax-Exempt Fund, may acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities that are held by a Fund. Convertible securities will be rated “investment grade” at the time of purchase.
The Multi-Manager High Yield Opportunity Fund may invest without limitation in convertible securities that are rated non-investment grade. Each of the other Active M/Multi-Manager Funds may invest up to 15% of its total assets in convertible securities that are rated non-investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub-Advisers determine that such securities are desirable in light of the Funds’ investment objectives.
SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other market and issuer-specific risks that apply to the underlying common stock. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.
CREDIT (OR DEFAULT) RISK. Credit risk, also called default risk, is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. There is always the risk that the Investment Adviser’s or Sub-Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. Concerns over an issuer’s ability to make principal or interest payments in a timely manner may cause the value of a fixed income security to decline. The credit quality of a debt security or of the issuer of a debt security held by a Fund could deteriorate rapidly, which may impair a Fund’s liquidity or cause a deterioration in the market value of a Fund’s securities. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, the Funds may incur expenses in an effort to protect a Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
DEBT EXTENSION RISK is the risk that when interest rates rise, an issuer will exercise its right to pay principal on certain debt securities held by the Funds later than expected. This will cause the value of the security, and the Fund’s NAV to decrease and the Fund may lose opportunities to invest in higher yielding securities.
DEPOSITARY RECEIPTS RISK. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risk of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts. Some institutions issuing depositary receipts may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt.
DERIVATIVES. To the extent consistent with their investment objectives and strategies, a Fund may utilize certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, swaps, and forward foreign currency exchange contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time, with both the purchaser and the seller equally obligated to complete the transaction at that future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying asset. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.

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An option is an agreement between two parties that gives the purchaser of the option the right to buy or sell a particular asset (commonly a stock, shares of an ETF, a bond, a currency, a futures contract or even the value represented by an index) at a later date at an agreed upon price referred to as the “strike” price. A call option gives the purchaser of the option the right (but not the obligation) to buy the underlying asset at the strike price, while a put option gives the purchaser the right (but not the obligation) to sell the underlying asset at the strike price. In either case, the writer (seller) of the option incurs the corresponding obligation to fulfill the transaction if the option is exercised. The price of an option derives from the difference between the strike price and the value of the underlying asset, the expected volatility of that underlying asset and the time remaining until the expiration of the option.
By selling put and call options, a Fund receives a premium from the option buyer, which increases the Fund’s return if the option is closed at a gain or expires out-of-the-money. An option is “out-of-the-money” if the strike price of the option is below (for a put) or above (for a call) the value of the relevant underlying asset. If, however, the strike price of the option is above (for a put) or below (for a call) the value of the relevant underlying asset and/or the option’s price increases above the price at which it was sold, the Fund may (1) if the buyer has not exercised the option, close the option contract at a loss or (2) if the buyer has exercised the option, (i) pay the buyer the difference between the strike price and the value of underlying asset, or (ii) deliver (if a call) or purchase (if a put) the underlying asset, depending on whether the option is cash settled or deliverable.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to the price, value or level of a specified underlying asset, which can be a security, index, reference rate, commodity, currency or other asset, or a basket of any of the foregoing. The notional amount of a swap is based on the nominal or face amount of the reference asset that is used to calculate payments made under that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the price, value or level of the underlying asset to calculate payments between them through the life of the swap.
A forward foreign currency exchange contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate.
INVESTMENT STRATEGY. Under normal market conditions, a Fund may utilize derivative instruments if consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. A Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, to gain exposure to certain countries or currencies or for liquidity management purposes. The Funds may also invest in derivatives for liquidity purposes.
SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between a Fund and a counterparty. When a Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, a Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, a Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in a Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make a Fund’s returns more volatile and increase the risk of loss. In certain market conditions, losses on derivative instruments can grow larger while the value of a Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and a Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which a Fund may be most in need of liquidating its derivative positions. To the extent that a Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives

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holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired. Another consequence of illiquidity is that a Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Fund’s investment adviser would otherwise have attempted to avoid.
Derivatives strategies may not always be successful. For example, hedges are sometimes subject to imperfect correlation between the derivative and the underlying asset, and there can be no assurance that a Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences. Engaging in derivative transactions also involves other risks, including (a) market risk that a Fund’s derivatives position will lose value; (b) pricing risk that the value of a derivative instrument will be difficult to determine; and (d) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment advisers or Sub-Advisers is accurate.
Entering into derivatives contracts may cause a Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities, and may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
DIVIDEND RISK. As a group, securities that pay high dividends may fall out of favor with investors and underperform companies that do not pay high dividends. Also, changes in the dividend policies of such companies and the capital resources available for such companies’ dividend payments may affect a Fund. There is the possibility that dividend-paying companies could reduce or eliminate the payment of dividends in the future or an anticipated acceleration of dividends may not occur. High-dividend stocks may not experience high earnings growth or capital appreciation. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Depending upon market conditions, dividend-paying stocks that meet a Fund’s investment criteria may not be widely available, or may be highly concentrated in only a few market sectors. This may increase the volatility of a Fund’s returns and may limit the ability of the Fund to produce current income while remaining fully diversified. In addition, the value of dividend-paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors. Because the potential for interest rates to rise becomes greater during a low interest rate environment, this risk may be greater in a period of low interest rates.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) CONSIDERATIONS. For all Funds other than U.S. Quality ESG Fund, Bond Index Fund and the Equity Index Funds, alongside traditional financial and economic analysis (e.g., expected return on investment), the Investment Adviser or the Sub-Advisers may include additional factors and investment characteristics, such as the potential impacts of ESG or other factors on a particular investment, in their assessment of portfolio investments.
INVESTMENT STRATEGY. For all Funds other than U.S. Quality ESG Fund, Bond Index Fund and the Equity Index Funds, ESG factors are just one of many investment considerations the Investment Adviser or a Sub-Adviser may examine when evaluating potential investments for a Fund’s portfolio. Such factors are not solely determinative in any investment decision made by the Investment Adviser or a Sub-Adviser and therefore a Fund may still invest in securities of issuers that may be viewed as having a high ESG risk profile. Any ESG analysis utilized by the Investment Adviser or Sub-Adviser as part of its investment process may involve the use of third-party research as well as proprietary research. ESG considerations that may be assessed as part of a Fund’s investment process may change over time and may vary across types of eligible investments. The Investment Adviser and Sub-Advisers do not assess every investment or issuer for ESG factors and, when they do, not every ESG factor may be identified or evaluated.
SPECIAL RISKS. A Fund may underperform funds that do not incorporate ESG factors when making investment decisions or funds that use a different methodology to identify and/or incorporate ESG factors. ESG is not a uniformly defined characteristic and ESG standards differ by region and industry. A company’s ESG practices or third-party service providers’ (e.g., data and/or ratings providers) assessment of a company’s ESG practices may change over time. Any assessment by the Investment Adviser or Sub-Adviser of an issuer’s ESG factors is subjective and will likely differ from that of investors, third-party service providers and other funds. As a result, securities selected by the Investment Adviser and Sub-Advisers that exhibit ESG factors may not reflect the beliefs and values of any particular investor. The Investment Adviser and Sub-Advisers also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party service providers, the timeliness, completeness and accuracy of which is out of the Investment Adviser’s and Sub-Advisers’ control. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
ESG MODEL FOR U.S. QUALITY ESG FUND. The U.S. Quality ESG Fund intends to invest in large and mid-capitalization U.S. companies that the Investment Adviser believes meet certain criteria for ESG factors using data provided by third-party research vendors, and that exhibit strong business fundamentals, solid management and reliable cash flows and are located,

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headquartered in, incorporated in or otherwise organized in the United States. As of the date of this prospectus, the Investment Adviser receives such inputs provided by MSCI ESG Research LLC (“MSCI ESG Research”) and ISS ESG Solutions (“ISS ESG”). The third-party vendors used by the Investment Adviser, as well as the number of vendors used, are subject to change over time. The U.S. Quality ESG Fund expects its investments to be allocated among companies that are large and mid-capitalization and are diversified in terms of industries.
INVESTMENT STRATEGY. The Investment Adviser manages the U.S. Quality ESG Fund according to the Investment Adviser’s quantitative model. To define an investable universe, NTI begins with the securities of companies included in the Russell 1000® Index, then excludes securities of companies involved in ESG controversies classified as “very severe” by MSCI ESG Research under certain global conventions, such as the United Nations Global Compact Principles, in the areas of environment, social (human rights and community, labor rights and supply chain, and customers) and governance. NTI also removes companies that, based on its evaluation of ESG data, appear to do a poor job of managing their financially relevant ESG risks and opportunities relative to their industry peers. The ESG data seeks to consider the company’s exposure to potentially material ESG risks, the quality of management systems and governance structures to mitigate potential ESG risks, and where applicable, positioning to meet market demand for the provision of products and services that have a positive environmental or social contribution. Companies are evaluated on environmental, social and governance “key issues” as determined by MSCI ESG Research. The companies assessed by MSCI ESG Research are evaluated on all governance key issues, regardless of the company’s industry, while the environmental and social key issues vary among industries and are selected by MSCI ESG Research for an industry based on the extent to which the business activities of the companies in each industry generate large environmental- or social-related externalities.
NTI also removes companies with specified levels of involvement in controversial business practices, such as tobacco, civilian firearms, thermal coal, unconventional oil and gas and arctic oil, for profit prisons, and both controversial and conventional weapons, as further described below. Pursuant to its quantitative methodology, NTI excludes, at a minimum, the following companies: (1) those that have any tie to controversial weapons, as defined by MSCI ESG Research; (2) those that are manufacturers or producers of nuclear weapons (or critical components or delivery systems for nuclear weapons) or tobacco products, including those that grow or process raw tobacco leaves; (3) with respect to civilian firearms, conventional weapons and tobacco, those that derive 5% or more of their total annual revenues from certain activities, such as the manufacture, retail or distribution, of such products; and (4) those that derive 5% or more of their total annual revenues from the supply of products essential to the tobacco industry. NTI also removes the following companies pursuant to its methodology: (i) those that derive 5% or more of their total annual revenues from the mining and sale of thermal coal to external parties, subject to certain exclusions as determined by MSCI ESG Research; (ii) those that derive 30% or more of their total annual revenues (either reported or estimated) from thermal coal-based power generation; (iii) those that derive 5% or more of their total annual revenues (either reported or estimated) from thermal coal-based power generation, if the company also is deemed to have poor low carbon transition risk management (as determined by MSCI ESG Research); (iv) those that derive 5% or more of their total annual revenues (either reported or estimated) from unconventional oil and gas; (v) those that derive 1% or more of their total annual revenues (either reported or estimated) from arctic oil, if the company also is deemed to have poor low carbon transition risk management (as determined by MSCI ESG Research); and (vi) those that derive 5% or more of their total annual revenues from activities related to for profit prisons. NTI may modify this list of excluded companies at any time, without shareholder approval or notice. The U.S. Quality ESG Fund’s ESG criteria is applied to all equity securities that are included in the Russell 1000® Index, except that the Fund may at times hold securities that are subject to, or may hold securities as a result of, certain corporate actions, which securities may not be evaluated for ESG criteria. ESG criteria are not applied to the Fund’s investments in derivatives, which include futures contracts. The methodology utilized by NTI to evaluate ESG criteria in companies is also subject to change at any time, without shareholder approval or notice. The data for the ESG criteria and exclusionary screens discussed above is provided by MSCI ESG Research. Current information on MSCI ESG Research’s methodology for evaluating ESG criteria is available on MSCI ESG Research’s website.
After defining the investable universe, NTI evaluates the quality of the remaining securities and removes those securities that do not meet the proprietary quality methodology. NTI’s quality methodology rates and ranks securities based on three categories of financial signals (profitability, management efficiency, and cash generation). Those securities remaining from the investable universe are also rated and ranked based on NTI’s evaluation of their ESG characteristics.
The Fund is then constructed based on an optimization methodology designed to take active exposure by overweighting and underweighting securities based on their ESG and relative financial quality rankings. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposure at the security, sector and portfolio levels through portfolio diversification. NTI makes final purchase decisions based on the quantitative model described above and

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on the desired level of diversification. The U.S. Quality ESG Fund will normally sell a security that NTI believes is no longer attractive based upon the evaluation criteria described above.
Further, in making purchase and sell decisions, NTI seeks to create a portfolio comprised of companies with a lower aggregate carbon footprint than the aggregate carbon footprint of the companies in the Russell 1000® Index, which includes consideration of a company’s emissions and carbon reserves as well as its carbon risk rating, which measures the extent to which a company is prepared for, and can mitigate risk associated with, a transition to a low carbon economy. Low carbon transition refers to the necessary transition of the global economy from carbon-intensive operations and energy sources to zero- or low-carbon operations and energy sources.
As of the date of this prospectus, NTI uses data provided MSCI ESG Research and ISS ESG to analyze a company’s emissions, carbon reserves and carbon risk rating. NTI uses ISS ESG’s carbon risk rating in its analysis of how well a company is prepared for the low carbon economy of the future, based on the company’s baseline carbon risk exposure and the extent to which the company is managing this risk. A company’s carbon risk rating is based on two elements: carbon risk classification and carbon performance score. A company’s carbon risk classification assesses a company’s exposure to carbon-related transition risks and includes an assessment of its Scope 1, Scope 2, and Scope 3 emissions. The carbon risk classification takes into account the company’s industry and business activities, as well as whether the company’s products or services contribute to or obstruct climate change mitigation. A company’s carbon performance score is based on a combination of quantitative and qualitative measures to evaluate the current carbon-related performance of the company, as well as its risk management and measures to reduce its carbon intensity in the future. The carbon risk classification and carbon performance score are then calculated to produce a company’s carbon risk rating. NTI uses a company’s carbon risk rating, among other data points, including the company’s carbon emissions and carbon reserves data, in seeking to tilt the Fund’s portfolio towards companies believed to present lower carbon transition risk.
The U.S. Quality ESG Fund is not sponsored, endorsed, issued, sold or promoted by MSCI ESG Research LLC or ISS ESG. Neither MSCI ESG Research nor ISS ESG makes any representation regarding the advisability of investing in the U.S. Quality ESG Fund or any other Fund. NTI licenses the use of MSCI ESG Research and ISS ESG data and is not affiliated with MSCI ESG Research or ISS ESG.
SPECIAL RISKS. The U.S. Quality ESG Fund’s ESG screening process may limit the investment opportunities available to the Fund. Therefore, the Fund may underperform or perform differently than other funds that do or do not have an ESG investment focus, do not use ESG factors, scores, or screens in their securities selection process, or that use a different ESG methodology. The Fund’s ESG investment focus may also result in the Fund investing in securities, industries or sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards. The Fund’s use of ESG factors in selecting securities for the Fund’s portfolio depends in part on the ESG criteria considered and research methodologies employed by its third-party vendor. Information used by the Fund to evaluate ESG factors, including data provided by the Fund’s third-party vendor, may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to accurately determine companies’ ESG ratings, which in turn could negatively impact the Fund’s performance. The Fund’s or third-party vendor’s assessment of a company, based on the company’s level of involvement in a particular industry or ESG controversy or the company’s ESG ranking or rating, may differ from that of other funds, vendors, or an investor. As a result, the companies in which the Fund invests may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that apply certain ESG criteria or that use a different third-party vendor for ESG data. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
WORLD SELECTION INDEX INVESTING FOR WORLD SELECTION FUND. The World Selection Index Fund seeks to track the performance of the MSCI World Selection Index™ (for purposes of this section, the “World Selection Index”).
INVESTMENT STRATEGY. The Investment Adviser uses a “passive” or indexing approach to try to achieve the World Selection Index Fund’s investment objective. The Fund generally invests in substantially all of the securities in the World Selection Index in approximately the same proportions as the World Selection Index.
The World Selection Index is a free float-adjusted market capitalization-weighted index designed to represent the performance of companies selected from the MSCI World Index based on ESG criteria. These criteria exclude companies based on a company’s involvement in specific businesses activities, as well as a company’s ESG rating, as determined by MSCI, and its exposure to ESG controversies, as defined by MSCI. The World Selection Index consists of large- and mid-cap companies in 23 developed market countries, as classified by MSCI.

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SPECIAL RISKS. The ESG investment methodology of the World Selection Index may restrict the investments available to the World Selection Index Fund. This may affect the Fund’s exposure to certain companies or industries, and could also cause the Fund to forego certain investment opportunities and underperform or perform differently than the broader equity market or other funds that do or do not track an ESG index or use ESG investment criteria. The construction of the Index depends in large part on the ESG criteria considered and research methodologies employed by MSCI ESG Research. Information used by MSCI to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the World Selection Index, which could negatively impact the Fund’s performance. Neither the Fund nor NTI can offer assurances that the World Selection Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the World Selection Index. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, and MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG Rating and ESG Controversies Score, may differ from that of other funds, other index providers, the Investment Adviser or an investor. As a result, the companies deemed eligible for inclusion in the World Selection Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or MSCI’s or data providers’ assessment of a company’s ESG practices may change over time.
EQUITY SECURITIES. Equity securities include common stocks, preferred stocks, investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.
INVESTMENT STRATEGY. Each Fund may invest in equity securities to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response. Price changes may be temporary or may last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
Over the past several years, stock markets have experienced substantial price volatility.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK. The financial services industry includes the group of industries within the financial services sector. Asset-backed securities with underlying assets related to the financial services industry are grouped by the Investment Adviser within the financial services industry. Companies in the financial services group of industries include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
INVESTMENT STRATEGY. The Ultra-Short Fixed Income Fund will concentrate its investments in the financial services industry. Therefore, under normal market conditions, the Ultra-Short Fixed Income Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. The Ultra-Short Fixed Income Fund may, however, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in securities issued by companies in the financial services industry appears to be in the best interest of shareholders.
SPECIAL RISKS. Because the Ultra-Short Fixed Income Fund will under normal market conditions invest at least 25% of its total assets in securities issued by companies in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Specifically, the Fund is vulnerable to conditions that impact companies in the financial services industry, such as increased competition impacting market shares and prices, company mergers increasing industry interconnectedness and cybersecurity attacks exposing protected information. Changes in government regulation, interest rates and economic downturns can have a significant negative effect on issuers in the financial services industry,

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including the price of the issuer’s securities or ability to meet their payment obligations. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.
In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during periods of rising interest rates.
FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and U.S. dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign securities, including ADRs, EDRs and GDRs. In determining if a security is economically tied to a foreign (non-U.S.) country, the Funds generally look to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Funds may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above.
The Global Tactical Asset Allocation Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund expect their foreign investments to be allocated among companies that are diversified among various regions or countries including the United States (but no less than three different countries other than the United States).
Although they invest primarily in the securities of U.S. issuers, the Income Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. The Funds also may invest in foreign time deposits and other short-term instruments. The Limited Term Tax-Exempt Fund, Limited Term U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations. The Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in foreign fixed-income securities that are U.S. dollar-denominated, including ADRs, foreign time deposits and other short-term instruments. The Core Bond Fund’s investments in foreign securities are limited to U.S. dollar denominated investment grade obligations of foreign issuers.
The Multi-Manager High Yield Opportunity Fund may invest up to 25% of its total assets in foreign fixed-income securities, including those of issuers located in emerging market countries.
SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the investment adviser or Sub-advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted

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by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Moreover, clearance and settlement procedures may differ from those in the U.S. and in certain markets such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The Investment Adviser or Sub-Advisers may determine not to invest in, or may limit a Fund’s overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.
While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Funds may expose them to risks independent of their securities positions.
EMERGING MARKETS INVESTMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign countries that are considered emerging markets.
SPECIAL RISKS–EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging economies or securities markets. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability, and impose more governmental limitations on foreign investments, than more developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as stringent regulatory, disclosures, accounting, auditing, recordkeeping financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. Certain emerging markets may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the

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PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Any difficulties of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in emerging markets with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in emerging markets. As a result of these limitations, the risks presented by investments in these countries are heightened.
These countries also experience issues with securities registration and property rights because securities laws in many emerging market countries, are relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market countries, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.
Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. As such, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.
Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism, which may cause damage to the company’s reputation. As an investor in such companies, a Fund will be indirectly subject to those risks.
There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and wars in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. In addition, the taxation systems at the federal, regional and local levels in

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emerging and frontier market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The creditworthiness of firms used by a Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in more developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.
A Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.
Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
CHINA INVESTMENT RISK. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has in the past undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, the Chinese government may own or control many private companies, and may restrict foreign ownership of Chinese corporations and/or repatriate assets by foreign investors. The Chinese government has also implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. It is unclear whether policies attempting to increase growth and stabilize the housing market will be successful. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Complex geopolitical tensions, internal social unrest, or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. A reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs or other trade barriers, trade or political disputes with China’s major trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
In addition, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. These or similar outbreaks could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
In addition, trade relations between the U.S. and China have recently been strained. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the U.S. continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Worsening trade relations between the two countries also could adversely impact the Funds to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or

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otherwise restricting their operations in the U.S., may negatively impact the value and liquidity of such securities held by the Fund.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”), which uses contractual arrangements to provide exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law. The CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures, generally or with respect to specific industries, would likely cause the VIE-structured holding (s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
INDIA INVESTMENT RISK. Investments in companies located or operating in India are subject to risks such as political and legal uncertainty, religious factors impacting Indian businesses and greater government control over the economy, currency fluctuations or blockage, liquidity risk, the rate of inflation, and the risk of nationalization or expropriation of assets, which may result in higher potential for losses. Specifically, India’s strained relations with neighboring countries like Pakistan and China could result in geopolitical risk that has an adverse impact on the Indian economy and stock market. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may limit the amount the Fund can invest in certain types of companies. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation. Additionally, securities laws in India are relatively new and unsettled and, consequently, there is a risk of a rapid and unpredictable change in laws.
EUROPEAN UNION INVESTMENT RISK. The Funds may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic, social and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which a Fund has invested.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU.
These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
To the extent countries seek to withdraw from the EU and/or abandon the euro (the common currency of the EU), this could exacerbate market and currency volatility in the EU and negatively impact the Funds’ investments in securities issued by companies located in EU countries. Notwithstanding the adoption of the EU-UK Trade and Cooperation Agreement (“TCA”) following the United Kingdom’s withdrawal from the EU, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The outcome of European elections could further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with

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significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.
Other economic challenges facing Europe include high levels of public debt, unemployment, credit rating downgrades, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.
As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU, and other multi-national organizations such as NATO, to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.
JAPAN INVESTMENT RISK. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, lagging that of its Asian neighbors and other major developed economies, and it may remain low in the future. Japan is an island with limited natural resources, and the Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. In addition, Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, and is economically sensitive to environmental events. Any such event may negatively affect the securities of Japanese companies held by a Fund.
TAIWAN INVESTMENT RISK. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies. In addition, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is also intricately linked with the economies of other Asian countries. As a result, political and social unrest in these other Asian countries could cause further economic and market uncertainty in Taiwan. Further, Taiwan is a small island state with few raw material resources and limited land area; therefore, it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy.
UNITED KINGDOM INVESTMENT RISK. Investments in issuers located in the United Kingdom (“UK”) may subject a Fund to regulatory, political, currency, security and economic risk specific to the UK. The UK has one of the largest economies in Europe and is heavily dependent on trade with the EU, and to a lesser extent the United States and China. As a result, the UK economy may be impacted by changes to the economic health of EU member countries, the United States and China. On January 31, 2020, the UK officially withdrew from the EU (“Brexit”). As of May 1, 2021, the TCA governs certain aspects of the European Union’s and the UK’s relationship and principally relates to the trading of goods rather than services, including financial services. Many aspects of the EU-UK trade relationship remain subject to further negotiation, resulting in uncertainties relating to the UK’s future economic trading and legal relationship. The precise impact on the UK’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the UK’s loss of its membership in the EU single market. Certain sectors within the UK’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the UK could be significant and could adversely affect the value and liquidity of investments in the UK.
GEOGRAPHIC RISK is the risk that if a Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an economic, business or political development affecting that country or region may affect the value

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of a Fund’s investments more than if the Fund’s investments were not so concentrated in such country or region.
HEDGING RISK. Hedging risk is the risk that the derivative instruments and other investments that a Fund makes to hedge its risks will not be precisely correlated with the risks attendant in the Fund’s investments being hedged. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
HIGH-YIELD SECURITIES. High yield, or below-investment grade fixed-income securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, DBRS Morningstar Ratings Limited (“DBRS”) or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser to the Funds.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, each Fund may invest in non-investment grade securities.
SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities.
In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.
Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.
OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund or Underlying Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, to earn additional income, gain exposure to certain countries or currencies, in anticipation of the purchase of securities and for liquidity management purposes. The Active M/Multi-Manager Funds may not engage in options transactions for speculative purposes or to seek to enhance total return.
Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies or the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written.
SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser or Sub-Adviser to the Funds is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.
Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser or Sub-Advisers to the Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members that fail to perform them in connection with the purchase or sale of options. Therefore, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.

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ILLIQUID OR RESTRICTED INVESTMENTS. An illiquid investment is defined in Rule 22e-4 under the 1940 Act (“Rule 22e-4”) as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable rate demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter derivative instruments, and securities and other financial instruments that, using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations, are determined to be illiquid. Restricted securities are those that are subject to resale restrictions such as those contained in Rule 144A promulgated under the 1933 Act, as further discussed below.
INVESTMENT STRATEGY. Pursuant to Rule 22e-4, a Fund may invest up to 15% of its net assets in illiquid investments. An Underlying Fund that is a money market fund may invest up to 5% of its net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933, as amended (the “1933 Act”) will not be considered illiquid if the Investment Adviser or Sub-Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Funds and the investment advisers or Sub-Advisers determine that, under guidelines approved by their respective Board of Trustees, the Fund reasonably expects such securities can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
SPECIAL RISKS. Because illiquid and restricted investments may be difficult to sell at a desirable price, they may be subject to greater volatility and may result in a loss to a Fund. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value because market quotations may not be readily available and the securities may have significant volatility. Also, the Fund may receive only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions and/or investor perception. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to greater liquidity risk.
INFRASTRUCTURE COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in infrastructure companies. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Funds define infrastructure as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.
SPECIAL RISKS. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, high leverage, uncertainties concerning the availability of fuel at reasonable prices, depletion of resources, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could

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render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
INTEREST RATE RISK. A Fund’s yield will vary with changes in interest rates. During periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In a period of rising interest rates, a Fund’s yield may not increase proportionately or rise as quickly as the yields of certain other short-term investments. Investments held by a Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities. During periods when inflation rates are high or rising, or during periods of low interest rates, the Funds may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Funds’ investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment may cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in low or negative yield and a decline in the Fund’s NAV.
INVESTMENT COMPANIES (UNDERLYING FUNDS). Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region) and ETFs. Affiliated investment companies are those for which the Investment Adviser or any of its affiliates serve as investment adviser.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule or no-action relief. The Funds may rely on an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Funds may invest their cash balances in money market funds to the extent permitted by its investment policies and in accordance with rules and exemptions granted under the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund. To gain exposure to MBS, the Limited Term U.S. Government Fund and the U.S. Government Fund may invest in shares of one or more affiliated or unaffiliated Underlying Funds, and the amount may at times exceed 25% of each Fund’s assets.
The Global Tactical Asset Allocation Fund primarily obtains exposure to a number of different asset classes by investing in shares of Underlying Funds. The Global Tactical Asset Allocation Fund may invest in various Underlying Funds that seek to track certain equity and fixed-income indices; as well as Underlying Funds that invest in foreign issuers, including issuers located in emerging market countries in Asia, Latin America, Eastern Europe and Africa; large-, mid- and small-capitalization stocks; fixed-income securities; mortgage- and asset-backed securities and structured investment securities, real estate securities, commodity-related securities and money market investments.
SPECIAL RISKS. Investments in other investment companies are subject to the risks of investing in the underlying securities or other instruments that such investment companies own. The value of the investments of an investment company in which a Fund invests, and the NAVs or market price of the shares of both the Fund and the underlying investment companies, will fluctuate in response to various market and economic factors related to the markets, as well as the financial condition and prospects of issuers in which the underlying investment companies invest. There can be no assurance that the underlying investment companies will achieve their investment objectives, and their performance may be lower than their represented asset classes.
A Fund will bear a proportionate share of any fees and expenses paid by the investment companies in which the Fund invests. Because other investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors, such as a Fund, there may be duplication of investment management and other fees.
Certain investment companies are not actively managed and their investment advisers may not attempt to take defensive positions in any market conditions, including declining markets. This could cause a Fund’s performance to be lower than if the Fund employed active management with respect to that portion of the Fund’s portfolio. These investment companies are also subject to “tracking error” risk, which is the risk that the performance of the investment company using an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in securities holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

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Certain investment companies in which the Funds may invest may have a large percentage of their shares owned by fewer shareholders. Large redemption activity could result in the investment company incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Periods of market illiquidity may exacerbate this risk for fixed income funds. Should the investment adviser or another financial intermediary change investment strategies or investment allocations such that fewer assets are invested in an investment company or an investment company is no longer used as an investment, the investment company could experience large redemptions of its shares, which may adversely affect the investment company’s performance. Large redemptions may also increase expenses for remaining investors, such as a Fund, as the investment company seeks to manage the outflows of cash by selling portfolio securities. See “Large Shareholder Risk.” below.
NTI may be subject to potential conflicts of interest with respect to Fund investments in affiliated funds, particularly when an Underlying Fund is an ETF that is thinly traded, an Underlying Fund has low assets, or in determining the allocation of the Funds’ assets among investment companies. This conflict of interest arises because NTI may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by NTI or its affiliates rather than investing in funds managed or sponsored by others, including that fees paid to NTI by some affiliated underlying investment companies may be higher than unaffiliated investment companies or may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. NTI is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds. Should the Funds own substantial portions of shares of the affiliated funds, both the Funds and the affiliated funds will be subject to risks related to managing the effects of cash flows and risks described in “Large Shareholder Risk” below. Should NTI seek to minimize the impact of affiliated fund investment transactions where possible, for example, by structuring them over a reasonable period of time, the Funds may pay more or less (for purchase activity) or receive more or less (for redemption activity) for shares of the Underlying Funds.

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ETF RISK. A Fund’s investment in an ETF involves additional considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV. Additional risks of an investment in ETFs include, but are not limited to the below:

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Authorized Participant Concentration Risk is the risk that only an Authorized Participant may engage in creation or redemption transactions directly with an ETF. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to an ETF and no other Authorized Participant is able to or is willing to step forward to create or redeem creation units, the ETF’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for an ETF if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

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Calculation Methodology Risk. An indexed ETF’s underlying index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither an ETF, the index provider nor its investment adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in respect of the quality, accuracy and completeness of the data used to compile an underlying index may occur from time to time and may not be identified and corrected by an index provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of its index provider or its agents will generally be borne by the ETF and its shareholders. An index provider or its agents may carry out additional ad hoc rebalances to an underlying index in order, for example, to correct an error in the selection of index constituents. A security included in an underlying index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the ETF’s holdings may not exhibit returns consistent with that characteristic or exposure.

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Market Trading Risk is the risk that an ETF faces because its shares are listed on a securities exchange, including the potential lack of an active market for the ETF’s shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the ETF. Any of these factors may lead to the ETF’s shares trading at a premium or discount to NAV. Trading in an ETF’s shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of an ETF’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, fund shares, and changes in the liquidity, or the perceived liquidity, of the ETF’s holdings. The market for certain securities in which an ETF invests may become illiquid under adverse market conditions or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, the ETF’s market price may begin to reflect illiquidity or pricing uncertainty of the ETF’s portfolio securities, which could lead to the ETF’s shares trading at a price that is higher or lower than the ETF’s NAV. At times such differences may be significant.

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Tracking Risk. An indexed ETF may not be able to replicate exactly the performance of the underlying index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an indexed ETF may incur expenses not incurred by its underlying index. Certain securities comprising the underlying index may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its index or match its performance.

-	Passive Investment Risk. An indexed ETF may invest in securities included in, or representative of, its underlying index regardless of their investment merit or market conditions.

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ADDITIONAL RISK CONSIDERATIONS FOR GLOBAL TACTICAL ASSET ALLOCATION FUND. Because the Global Tactical Asset Allocation Fund’s investments are primarily concentrated in Underlying Funds, the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Global Tactical Asset Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds.

The Global Tactical Asset Allocation Fund is subject to the risks of investing in the underlying securities or other instruments that the Underlying Funds own, including market risk, foreign securities risk, emerging markets risk, emerging markets risk, investment style risk, management risk, commodity-related securities risk, credit (or default) risk, debt extension risk, derivatives risk, geographic risk, sector risk, high-yield risk, interest rate risk, small and mid-cap stock risk, prepayment (or call) risk, real estate securities risk, and U.S. government securities risk. The risks of the Underlying Funds’ investments, and of the Fund to the extent the Fund invests in those investments directly, are discussed in more detail in this Prospectus.
INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

∎	BBB or higher by S&P;

∎	Baa3 or higher by Moody’s;

∎	BBB or higher by Fitch; or

∎	BBB or higher by DBRS.
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser or Sub-Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in investment grade fixed-income securities. The Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund invest principally in fixed-income securities that are rated at the time of purchase as investment grade. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds, except for the Multi-Manager High Yield Opportunity Fund, generally will be investment grade.
SPECIAL RISKS. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund and may be in default. The Investment Adviser and Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.

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INVESTMENT STYLE RISK. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics.

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VALUE INVESTMENT STYLE RISK. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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QUANTITATIVE INVESTING RISK. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns.

When the quantitative models, information and data used in managing a Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the models and data may not produce the desired results and a Fund may realize losses. In addition, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, the success of quantitative models is dependent largely on the accuracy and reliability of the supplied historical data. All models are susceptible to input errors, which may cause the resulting information to be incorrect.
LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, certain assets that a Fund wants to buy may be difficult or impossible to purchase. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for certain fixed income securities. The potential for liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.
LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Each Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller’s share of the loan.
SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where a Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower. A Fund’s investments in loan participations and assignments are also subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable as a co-lender.
LOAN RISK. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to a Fund upon sale of the loan. As a result, a Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates, although the floating rate

238	NORTHERN FUNDS PROSPECTUS

loans in which a Fund generally invests are substantially less exposed to this risk than fixed-rate debt instruments. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by a Fund may not be considered “securities” under the U.S. federal securities laws and therefore a Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws. A Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle.
MANAGEMENT RISK is the risk that actively managed Funds could experience losses if the investment adviser’s or sub-advisers’ judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Funds’ portfolios prove to be incorrect. There can be no guarantee that the investment adviser’s or sub-advisers’ investment decisions and investment techniques will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Funds and, therefore, the ability of the Funds to achieve their respective investment objectives.
MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
With respect to equity investments, stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in a Fund may increase or decrease.
The United States and international markets have periodically experienced extraordinary volatility including, substantial price volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has historically taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful or that the U.S. Government will continue to support distressed institutions. Continuing market problems and government intervention in the economy may adversely affect the Funds.
MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets throughout the world during the past several years. These conditions may recur.
The U.S. government and the Federal Reserve have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and through interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governmental or central bank actions, including interest rate increases, measures to address budget deficits, or contrary actions by different governments, as well as downgrades of sovereign debt, fluctuations in oil and commodity prices, dramatic changes in currency exchange rates and geopolitical events (including war and terror attacks) could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.
Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets.
Political turmoil within the U.S. and abroad may also impact the Funds. Certain changes in the U.S. economy, in particular, such as when the U.S. economy weakens or its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Funds have exposure. Although the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect

NORTHERN FUNDS PROSPECTUS	239

the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers, and could adversely affect financial markets generally. Global economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trade disputes and changes in trade regulation, tariff arrangements, terrorism, natural disasters, public health emergencies (including pandemics and epidemics) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.
Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. You should also review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.
MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
INVESTMENT STRATEGY. With respect to the Global Tactical Asset Allocation Fund, certain of the Underlying Funds may invest in MLPs. The Multi-Manager Global Listed Infrastructure Fund may invest up to 25% of its net assets in energy-related companies organized as MLPs and their affiliates. The other Funds may also invest in MLPs to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership and the potential for a conflict of interest exists between common unit holders and an MLP’s limited partners. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, may not provide attractive returns.
A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.
To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.

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If a Fund has investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.
MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary and may, at times, be contrary, or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of a Fund. For example, it is possible that a sub-adviser may purchase a security for a Fund at the same time that another sub-adviser sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several sub-advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Similarly, under certain market conditions, a sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity markets is appropriate for its allocated portion of a Fund. Sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for a Fund.
MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.
Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Certain municipal obligations are issued with interest rates that adjust periodically. Such municipal floating-rate debt obligations are generally indexed to the Securities Industry and Financial Market Association index, the Consumer Price Index or other indices. Municipal floating-rate debt obligations include, but are not limited to, municipal floating rate notes, floating-rate notes issued by tender option bond trusts, auction rate preferred securities, synthetic floating-rate securities (e.g., a fixed-rate instrument that is subject to a swap agreement converting a fixed rate to a floating rate) and other municipal instruments with floating interest rates (such as variable rate demand preferred shares and variable rate term preferred shares).
Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
A Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.
INVESTMENT STRATEGY. The Fixed Income Funds may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Fixed Income Funds on such investments will be taxable to shareholders.
The Tax-Exempt Fixed Income Funds invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

NORTHERN FUNDS PROSPECTUS	241

The California Funds expect to make significant investments in California municipal instruments and the Arizona Tax-Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Tax-Exempt Fixed Income Funds also may invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.
SPECIAL RISKS. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments on principal and/or interest or otherwise affect the value of such securities. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.
Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value. Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.
In addition, when a substantial portion of a Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry or similar projects (such as those relating to education, health care, housing, transportation, and utilities), whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer’s credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately.
Municipal issuers defaulting on obligations, being downgraded, or commencing insolvency proceedings, could have a significant impact on the prices of some or all of the municipal instruments held by the Funds.
NON-DIVERSIFICATION RISK is the risk that Funds that are classified as non-diversified, or that can become non-diversified in seeking to track an underlying index, can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
PORTFOLIO TURNOVER RISK. The Investment Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher

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short-term capital gains that are taxable to shareholders when distributed. Distributions may be derived primarily from short-term capital gains that are taxable as ordinary income. Short-term capital gains and losses realized by the Fund are not eligible to offset a shareholder’s short-term capital losses or gains, respectively, earned from other investments.
Additionally, the portfolio turnover rates for the Active M/Multi-Manager Funds are likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for a Fund may be selling a security when another Sub-Adviser for the Fund, or a Sub-Adviser for another Fund, is purchasing that same security. Additionally, when a Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.
PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in preferred stocks.
SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stock is sensitive to changes in an issuer’s creditworthiness and changes to interest rates, and may decline in value as interest rates rise.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment, will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.
INVESTMENT STRATEGY. The Funds may invest in REITs to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to a Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to shareholders as ordinary income.
In addition, under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. To the extent a Fund designates dividends it pays to shareholders as “section 199A dividends,” shareholders may be eligible for the 20% deduction with respect to such dividends. The amount of section 199A dividends that a Fund may pay and report to shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that such Fund receives from REITs for a taxable year over such Fund’s expenses allocable to such dividends.
REAL ESTATE SECURITIES. Investment in real estate securities present special risk considerations.
INVESTMENT STRATEGY. The Funds may invest in real estate securities to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. The performance of real estate securities may be significantly impacted by the performance of real estate markets.
Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. The yields available from investments in real estate companies depend on the amount of income and capital appreciation generated by the underlying properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Negative economic impacts caused by COVID-19 and sustained higher interest rates have resulted in increased occurrences of commercial and residential real estate default. In addition, demand for some categories of leased commercial and retail space has weakened in light of the prevalence of remote work arrangements. The performance of the economy in the countries and regions in which a real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after a Fund acquires the securities.
SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

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bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments”). Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the credit worthiness of a foreign financial institution. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.
RISKS RELATED TO CERTAIN BUSINESS RELATIONSHIPS. In certain instances, employees of Polen Credit, including portfolio managers of the Multi-Manager High Yield Opportunity Fund, may sit on the board of a portfolio company held by one or more Polen Credit clients, including the Multi-Manager High Yield Opportunity Fund. Such service may give rise to actual or potential conflicts of interest (or perceived conflicts of interest). For example, Polen Credit may receive material non-public information of a company because one of its employees sits on its board of directors. In such circumstances, the issuer of such security will be placed on Polen Credit’s “Restricted List,” and Polen Credit will not trade securities issued by such issuer in secondary transactions until the material, non-public information becomes public and/or no longer material, or trading is otherwise permitted in accordance with applicable law. The length of time that Polen Credit may be subject to such restrictions on trading with respect to its client portfolios may cause such investments to be classified as illiquid and may be significant. This may prevent the Fund from acquiring or disposing of securities at a favorable time and may cause the Fund to forego certain investment opportunities. Polen Credit has adopted written guidelines designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s service on the board of a portfolio company held by one or more Polen Credit clients. Specifically, these guidelines, among other items (i) establish reporting guidelines for any actual or potential conflicts of interest; (ii) depending on the facts and circumstances, require the employee to recuse him or herself from also participating in any investment decision with respect to Polen Credit’s clients (with another Polen Credit investment professional, such as a co-portfolio manager, thereby assuming the responsibility to take any appropriate investment management activities on behalf of the Fund in accordance with Polen Credit’s fiduciary responsibilities); and (iii) where recusal does not mitigate the conflict or as otherwise required, provide for disclosure to affected Polen Credit clients of the material facts and circumstances of the conflict.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.

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CONSUMER DISCRETIONARY SECTOR RISK. Companies operating in the consumer discretionary sector may be affected by fluctuations in supply and demand, supply chains, and changes in consumer demographics and preferences, including that such companies’ consumer products or services may become obsolete. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, government regulation, commodity price volatility, changes in interest and exchange rates, imposition of import or export controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer confidence and spending and may be strongly affected by social trends, changing consumer taste and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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FINANCIALS SECTOR RISK. Companies operating in the U.S. and non-U.S. financials sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which limits their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation.

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The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate changes and sovereign debt default. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. In addition, certain financial companies are subject to intense competitive pressures, including market share and price competition. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Additionally, financial services companies may also have concentrated portfolios, which makes them vulnerable to unstable economic conditions.

Companies in the financials sector are exposed directly to the credit risk of their borrowers who at times may be unable to meet their obligations to the financial services companies. Further, companies in the financials sectors may have significant exposure to the same borrowers and counterparties. This interconnectedness causes risk, including cross-default risk, which may result in significant negative impacts to the financial condition of companies having direct exposure to the defaulting counterparty. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government. In addition, cyberattacks and technology malfunctions have become increasingly frequent in the financials sector, causing significant losses to companies operating in this sector.

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HEALTH CARE SECTOR RISK. Companies operating in the health care sector may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, impacting prices and demand for products or services, rapid product obsolescence and patent expirations. In addition, the profitability of companies in the health care sector may be adversely affected by restrictions on reimbursements for medical expenses, increased costs of medical products and services, shortages of skilled personnel and an emphasis on outpatient services. Health care companies are also subject to extensive litigation based on product liability. The activities of healthcare companies are largely monitored and regulated by state and local governments, and a significant portion of health care services are funded or subsidized by the government. As such, the price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals. In recent years, governments have come under pressure to reduce healthcare costs, which could adversely affect government funding available for healthcare products, services and facilities.

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INDUSTRIALS SECTOR RISK. Changes in government regulation, particularly with respect to the environment, world events and economic conditions may adversely affect the companies operating in the industrials sector. These companies are at risk for environmental damage claims and product liability claims. Industrial companies also may be adversely affected by events that cause commodity price volatility, changes in exchange rates, imposition of import or export controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Companies in the industrials sector tend to significantly rely on government demand for their products and services and may be adversely affected by decreases in government spending.

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INFORMATION TECHNOLOGY SECTOR RISK. Companies operating in the information technology sector may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by increased government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject the Funds to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, changing consumer needs or investor

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perception of a company or its products, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology sector can experience sudden and rapid appreciation and depreciation. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals.

In addition, companies that develop or sell computer hardware or software and peripheral products, including computer components, present additional risks. These companies are often dependent on the existence and health of their related industries or other products with or for which they are designed to be used, and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes, which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.
SMALL AND MID CAP INVESTMENTS. Investments in small and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance may be more volatile and they can face a greater risk of business failure, which could increase the volatility of a Fund’s investments.
Securities of small and mid-capitalization companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.
INVESTMENT STRATEGY. As stated above, the Arizona Tax-Exempt Fund will invest in Arizona municipal instruments and the California Funds will invest in California municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona and California municipal instruments, respectively, and may be riskier than comparable funds that do not emphasize these issuers to this degree.
SPECIAL RISKS. The information set forth below and the related information contained in the SAI are derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California or Arizona. It should be noted that the creditworthiness of obligations issued by local California issuers or local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of California

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or the State of Arizona, respectively, and that there is no obligation on the part of either State to make payment on such respective local obligations in the event of default.
CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests a greater portion of its assets in California municipal instruments will be more exposed to risks associated with the unique aspects of California’s economy, political system and government financing structures than a fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of California’s tax-exempt obligations are subject. Information is derived from State of California Department of Finance publications and other publicly available materials. Information contained in such documents has not been independently verified.
California’s period of economic expansion following the global financial crisis was cut short when the COVID-19 pandemic reached U.S. shores in early 2020, resulting in a sudden and wide-ranging decline in economic activity and rise in unemployment across many sectors of the California economy. Californians quickly adjusted to the realities of the pandemic, and boosted by federal actions to support the economy, experienced a rapid rebound in economic activity over the summer of 2020. However, after two years of unprecedented revenue growth, California has reported a downturn in revenue driven by a declining stock market and persistently high inflation in 2022, rising interest rates, and job losses. As of April 2025, California’s unemployment rate was slightly higher than the national average.
The effect of the declining market and rising inflation is ongoing, and the ultimate outcome and effect on California’s municipal instruments remains unclear. The 2025-26 California budget reflects total reserve balances of $15.7 billion at the end of the 2025-26 fiscal year and seeks to solve a $11.8 billion deficit for the 2025-26 fiscal year through a range of solutions, including reduced funding for a significant number of ongoing programs, fund shifts and internal borrowing.
As of the date of this Prospectus, the State’s general obligations are assigned ratings of “AA” by Fitch, “Aa2” by Moody’s, and “AA-” by S&P. Although these ratings indicate low credit risk, they are among the bottom 50% assigned to state general obligation bonds in the country. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. California’s historical debt burden and uncertain future developments in light of the residual effects of the COVID-19 pandemic heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There remains a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the California Funds, which could adversely affect the Funds’ NAV or the distributions paid by the Funds. The foregoing discussion is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social, public health (including pandemics) and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The impact of these factors on the NAV or distributions paid by the California Funds is also unpredictable. In addition, if the California Funds have difficulty finding high quality California municipal securities to purchase, the amount of the Funds’ income that is subject to California taxes could increase.
A more detailed description of special factors affecting investments in California municipal instruments is provided in the SAI.
ARIZONA-SPECIFIC RISK is the risk that the Arizona Tax-Exempt Fund will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of Arizona’s tax-exempt obligations are subject. Information is derived from State of Arizona Comprehensive Annual Financial Reports for the relevant fiscal years and other publicly available documents. Information contained in such documents has not been independently verified. As of July 1, 2024, Arizona has an estimated population of 7.58 million

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people. The State has a large number of retirees who contribute to a lower than average per capita personal income. Principal economic sectors in Arizona include: aerospace and defense, construction, trade, government, education, health care, manufacturing, mining, renewable energy, and tourism. Exposure to these industries, however, leaves Arizona vulnerable to an economic slowdown associated with business cycles, political events and public health crises, including a decline in tourism revenue resulting from a decline in the value of other currencies relative to the U.S. dollar. Additionally, because aerospace and defense represent a large share of Arizona’s manufacturing sector, the State’s economy is vulnerable to federal budget cuts to military expenditures.
Arizona’s economy has historically been dependent on population growth. Arizona is the fourteenth largest state by population and has the tenth fastest growing population in the nation.
From the end of the previous recession in late 2010 through the onset of the most recent recession in February 2020, Arizona’s economy experienced slow growth, with gains in job creation, population and income well below the average growth rates for the 30-year period prior to the recession. As of May 2025, the unemployment rate was 4.1%, which is slightly lower than the national average rate as of the same period.
Under Article 9, Section 5 of the Arizona Constitution, the State cannot issue general obligation debt surpassing $350,000, but may pledge either dedicated revenue streams or constructed buildings or equipment acquired as security for the repayment of long-term debt. Arizona does not issue general obligation bonds, and its state and local debt levels have remained moderate.
As of the date of this Prospectus, Moody’s rates the State Aa1 with a stable outlook, and S&P rates it AA with a stable outlook. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Because there are many buyers of Arizona municipal instruments, if existing instruments decline in quality to below investment grade or if Arizona’s ability to market further debt obligations were jeopardized, the supply of Arizona investment grade municipal instruments could become inadequate at certain times. The national and local economy, legislative, legal and regulatory, social, public health and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of Arizona and its various political subdivisions and agencies. It is also possible that amendments to the Arizona constitution, voter initiatives, legislation, regulations, or executive action would impose additional spending requirements, limit the ability of the State or local governments to impose taxes, cause budget shortfalls or result in other conditions that could adversely affect the values of existing obligations, including obligations that may be held by the Fund.
A more detailed description of special factors affecting investments in Arizona municipal instruments is provided in the SAI.
SOVEREIGN DEBT RISK. The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, and political considerations. They are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.
The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may purchase

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stripped securities, including securities registered in the STRIPS program.
SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.
STRUCTURED SECURITIES. The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index. Structured securities may also include credit linked notes, which are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Structured securities also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments.
Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in structured securities.
SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases, it is possible that a Fund may suffer a total loss on its investment in a structured security. Structured securities are also subject to counterparty risk.
TRACKING RISK. The Equity Index Funds, Bond Index Fund and certain Underlying Funds seek to track the performance of their respective underlying indices and are therefore subject to the risk of tracking variance. Tracking risk is the risk that a Fund’s performance may vary from the performance of the index as a result of imperfect correlation between a Fund’s securities and those of the index. Tracking variance may result from share purchases and redemptions, transaction costs, expenses, cash holdings, changes in the composition of the index, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Fund but not to the index) and timing variances, among other factors. This risk may be heightened during times of increased market volatility or other unusual market conditions. Due to limitations on investments in illiquid investments and/or purchasing and selling such investments, a Fund may be unable to achieve a high degree of correlation with the Fund’s index. Tracking variance may

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prevent a Fund from achieving its investment objective. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the index and, in turn, a Fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Fund is designed to maintain a high level of exposure to the respective index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
UNDERLYING FUND RISK. The Global Tactical Asset Allocation Fund’s investments are primarily concentrated in Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Global Tactical Asset Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Global Tactical Asset Allocation Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.
The Global Tactical Asset Allocation Fund’s expense structure may result in lower investment returns. By investing in the Underlying Funds indirectly through the Global Tactical Asset Allocation Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operational costs and investment management fees), but also expenses of the Fund.
U.S. GOVERNMENT SECURITIES. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. treasury obligations also include floating rate public obligations of the U.S. Treasury.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may invest in a variety of U.S. Treasury obligations and also may invest in other obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (including zero coupon securities).
SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”) have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact a Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the FRNs, which only occur periodically (see “Variable and Floating Rate Instruments” below). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities held by a Fund may vary.
VALUATION RISK. The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of certain Funds may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, a Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.
WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may invest in warrants and similar rights. The Multi-Manager High Yield Opportunity Fund may invest in warrants that are acquired in connection with its investments in debt or convertible securities as part of its principal investment strategy. A Fund also may purchase bonds that are issued in tandem with warrants.
SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.
ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in zero coupon, pay-in-kind and capital appreciation bonds. The Multi-Manager High Yield Opportunity Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds as part of its principal investment strategy.
SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s or Underlying Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund or Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.
OTHER SECURITIES AND RISKS. Additionally, to the extent consistent with their investment objectives and strategies, the Funds or Underlying Funds may purchase other types of securities or instruments similar to those described in these sections. You should carefully consider the risks discussed in these sections before investing in a Fund.
Each Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions.
INVESTMENT STRATEGY. Each Fund may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser or a Sub-Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
CREDIT FACILITY AND BORROWING. The Funds, the other funds of the Trust, and affiliated funds of Northern Institutional Funds (for purposes of this discussion, the “Borrowing Funds”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Borrowing Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Borrowing

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Funds may borrow up to an aggregate commitment amount of $185 million (the “Commitment Limit”) at any time, subject to asset coverage and other legal, regulatory or contractual limitations as specified in the Credit Facility and under the 1940 Act. Borrowing results in interest expense and other fees and expenses for the Borrowing Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Borrowing Fund’s yield. If a Borrowing Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Borrowing Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Borrowing Funds’ borrowings under the Credit Facility. As such, a Borrowing Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. U.S. Treasury securities are sold under such names as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). Like other stripped obligations, custodial receipts entitle the holder to future interest payments or principal payments or both on securities held by the custodian.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts.
SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purpose of securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.
INVESTMENT STRATEGY. The Equity Funds, Equity Index Funds, Bond Index Fund, Active M/Multi-Manager Funds and certain Underlying Funds may invest in exchange rate-related securities.
SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price. intervention.
INITIAL PUBLIC OFFERINGS (“IPO”). An IPO is a company’s first offering of stock to the public.
INVESTMENT STRATEGY. At times, and to the extent consistent with their investment objectives and strategies the Funds may invest in IPOs.
SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.
These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

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INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser to the Funds. The Multi-Manager Global Listed Infrastructure Fund and Multi-Manager High Yield Opportunity Fund will not invest in IFAs.
SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price or that these investments may be considered illiquid.
LENDING OF SECURITIES. In order to generate additional income, the Funds (other than the Global Tactical Asset Allocation Fund and the Tax-Exempt Fixed Income Funds) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. This collateral is marked-to-market on a daily basis.
INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds managed by NTI. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund’s investments in particular types of securities.
SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Upon return of the loaned securities, the Fund would be required to return the related cash collateral to the borrower and may be required to liquidate portfolio securities in order to do so. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. A Fund also will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
TBA TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Funds may seek to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA transactions. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. Pending settlement of such contracts, the Fund may invest its assets in liquid, short-term instruments or cash equivalents, or designate other liquid securities, which will be marked to market daily. Additionally, pending settlement of such contracts, the Fund may also invest in shares of money market funds advised by NTI or its affiliates, which will result in the Fund assuming its pro rata share of the fees and expenses of the money market funds in addition to the Fund’s own fees and expenses.
SPECIAL RISKS. Although the mortgage securities that are delivered in TBA transactions must meet certain standards (such as yield, duration, and credit quality), there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Entering into a TBA transaction may also be viewed as a form of leverage and will result in associated risks for the Fund.

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MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale of securities for delivery in the future (generally within 30 days). A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in mortgage dollar rolls in an effort to enhance performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.
SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon an investment adviser’s or sub-adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser or sub-adviser is incorrect in its prediction, certain Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Equity Funds, Equity Index Funds, certain Underlying Funds, High Yield Fixed Income Fund, and Active M/Multi-Manager Funds may make short sales against-the-box.
SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.
TEMPORARY INVESTMENTS. To the extent consistent with their investment objectives and strategies, the Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.
INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests, or with respect to the Active M/Multi-Manager Funds, to manage a reallocation of assets to a Sub-Adviser. A Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser or Sub-Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser or Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse market conditions.
SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. In low interest rate environments, cash and cash equivalent assets may not generate income in excess of Fund expenses and therefore would impact the Fund’s performance. A Fund also may miss investment opportunities and have a lower total return than if it remained fully invested during these periods.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in variable or floating rate instruments.

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SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk and default risk, which could impede their value. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a variable or floating instrument, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally will purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser or Sub-Adviser deems it appropriate to do so.
SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The following provides additional risk information regarding investing in the Funds.
CYBERSECURITY RISK. The Funds and their investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cybersecurity incidents affecting Service Providers, and such Service Providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds do not directly control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operation may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.
INFLATION-INDEXED SECURITIES RISK is the risk that certain Funds may be required to liquidate certain investments when it is not advantageous to do so in order to make distributions to shareholders. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until

256	NORTHERN FUNDS PROSPECTUS

maturity. As a result, a Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. In periods of deflation, a Fund may not receive any income from an inflation-indexed security, which may cause amounts previously distributed to be characterized in some circumstances as a return of capital.
LARGE SHAREHOLDER RISK. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser, an affiliate of the Investment Adviser or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, the Fund is subject to the risk that those shareholders or groups of shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser, an affiliate of the Investment Adviser or a third-party intermediary and may adversely affect a Fund’s performance. Such redemptions may force the Investment Adviser to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions by a large shareholder or groups of shareholders may also affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the increase of taxable income and/or gains. In addition, a large shareholder redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in each such Fund’s expense ratio. Large shareholder purchases or having a more concentrated shareholder base may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash or otherwise maintain a larger cash position than they ordinarily would. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of a Fund would be maintained.
MATURITY RISK. Certain Funds that invest in fixed income securities will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within any specified limits.
OPERATIONAL RISK. The Investment Adviser and Sub-Advisers, where applicable, to the Funds and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

NORTHERN FUNDS PROSPECTUS	257

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS OR, IF SHORTER, THE APPLICABLE PERIOD OF OPERATIONS FOR THE FUND OR ITS SHARE CLASS.
Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).
This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual financial report, which is available on the Funds’ website and on the Funds’ Form N-CSR filed with the SEC, or upon request and without charge by calling 800‑595‑9111.

258	NORTHERN FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

ARIZONA TAX-EXEMPT FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$9.67		$9.74		$10.13	$10.86	$10.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.32		0.30	0.23	0.25
Net realized and unrealized gains (losses)	(0.21)		(0.07)		(0.39)	(0.73)	0.09
Total from Investment Operations	0.11		0.25		(0.09)	(0.50)	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.32)		(0.30)	(0.23)	(0.25)
Total Distributions Paid	(0.32)		(0.32)		(0.30)	(0.23)	(0.25)
Net Asset Value, End of Year	$9.46		$9.67		$9.74	$10.13	$10.86
Total Return(1)	1.19%		2.62%		(0.82)%	(4.74)%	3.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$52,040		$63,291		$77,678	$142,101	$168,504
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.47	%(3)	0.47	%(3)	0.46%	0.46%	0.46%
Expenses, before reimbursements and credits	0.70%		0.66%		0.62%	0.60%	0.58%
Net investment income, net of reimbursements and credits(2)	3.38	%(3)	3.29	%(3)	3.03%	2.09%	2.29%
Net investment income, before reimbursements and credits	3.15%		3.10%		2.87%	1.95%	2.17%
Portfolio Turnover Rate	38.27%		5.51%		16.84%	32.67%	17.20%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $3,000, $5,000, $500 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	259

FINANCIAL HIGHLIGHTS

BOND INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$9.14		$9.31		$10.04		$10.75		$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.31		0.24		0.19		0.22
Net realized and unrealized gains (losses)	0.09		(0.17)		(0.72)		(0.63)		(0.17)
Total from Investment Operations	0.43		0.14		(0.48)		(0.44)		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.31)		(0.25)		(0.22)		(0.25)
From net realized gains	—		—		—		(0.05)		(0.10)
Total Distributions Paid	(0.35)		(0.31)		(0.25)		(0.27)		(0.35)
Net Asset Value, End of Year	$9.22		$9.14		$9.31		$10.04		$10.75
Total Return(1)	4.78%		1.60%		(4.77)%		(4.22)%		0.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,144,016		$2,357,166		$2,181,197		$2,677,710		$3,252,218
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.07	%(2)	0.07	%(2)	0.11	%(3)	0.15	%(3)	0.15	%(3)
Expenses, before reimbursements and credits	0.12%		0.12%		0.15%		0.19%		0.19%
Net investment income, net of reimbursements and credits	3.79	%(2)	3.37	%(2)	2.53	%(3)	1.77	%(3)	1.91	%(3)
Net investment income, before reimbursements and credits	3.74%		3.32%		2.49%		1.73%		1.87%
Portfolio Turnover Rate	43.36%		47.00%		45.33%		48.74%		75.38%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000, $1,000 and $92,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

260	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$9.85		$9.89		$10.17	$10.94	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.26		0.23	0.21	0.24
Net realized and unrealized gains (losses)	(0.07)		(0.04)		(0.28)	(0.77)	0.22
Total from Investment Operations	0.19		0.22		(0.05)	(0.56)	0.46
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.26)		(0.23)	(0.21)	(0.24)
From net realized gains	—		—		—	—	(0.02)
Total Distributions Paid	(0.26)		(0.26)		(0.23)	(0.21)	(0.26)
Net Asset Value, End of Year	$9.78		$9.85		$9.89	$10.17	$10.94
Total Return(1)	1.98%		2.29%		(0.39)%	(5.20)%	4.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$221,469		$249,373		$273,437	$483,410	$533,617
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45	%(3)	0.45	%(3)	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.52%		0.52%		0.51%	0.51%	0.50%
Net investment income, net of reimbursements and credits(2)	2.67	%(3)	2.66	%(3)	2.37%	1.95%	2.18%
Net investment income, before reimbursements and credits	2.60%		2.59%		2.31%	1.89%	2.13%
Portfolio Turnover Rate	37.65%		14.35%		4.49%	19.44%	16.87%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, $19,000, $17,000, less than $1,000 and approximately $19,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	261

FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-EXEMPT FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$10.53		$10.52		$10.91	$11.80	$11.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.32		0.27	0.24	0.29
Net realized and unrealized gains (losses)	(0.17)		0.01		(0.39)	(0.85)	0.21
Total from Investment Operations	0.16		0.33		(0.12)	(0.61)	0.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)		(0.32)		(0.27)	(0.24)	(0.29)
From net realized gains	—		—		—	(0.04)	(0.06)
Total Distributions Paid	(0.33)		(0.32)		(0.27)	(0.28)	(0.35)
Net Asset Value, End of Year	$10.36		$10.53		$10.52	$10.91	$11.80
Total Return(1)	1.53%		3.25%		(1.02)%	(5.35)%	4.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$143,387		$150,553		$162,392	$199,909	$218,042
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46	%(3)	0.46	%(3)	0.45%	0.46%	0.45%
Expenses, before reimbursements and credits	0.56%		0.55%		0.55%	0.55%	0.55%
Net investment income, net of reimbursements and credits(2)	3.14	%(3)	3.09	%(3)	2.60%	2.00%	2.46%
Net investment income, before reimbursements and credits	3.04%		3.00%		2.50%	1.91%	2.36%
Portfolio Turnover Rate	38.88%		20.78%		23.45%	30.33%	28.48%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $14,000, $13,000, less than $1,000 and approximately $9,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

262	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

CORE BOND FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$8.87		$9.06		$9.82	$10.43	$10.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.33		0.25	0.13	0.15
Net realized and unrealized gains (losses)	0.06		(0.18)		(0.74)	(0.56)	0.18
Total from Investment Operations	0.43		0.15		(0.49)	(0.43)	0.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.34)		(0.27)	(0.18)	(0.19)
From net realized gains	—		—		—	—	(0.18)
Total Distributions Paid	(0.37)		(0.34)		(0.27)	(0.18)	(0.37)
Net Asset Value, End of Year	$8.93		$8.87		$9.06	$9.82	$10.43
Total Return(1)	4.95%		1.77%		(4.92)%	(4.18)%	3.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$96,385		$91,706		$112,206	$189,112	$253,092
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.41	%(3)	0.41	%(3)	0.41%	0.41%	0.40%
Expenses, before reimbursements and credits	0.53%		0.51%		0.49%	0.47%	0.47%
Net investment income, net of reimbursements and credits(2)	4.17	%(3)	3.78	%(3)	2.84%	1.32%	1.26%
Net investment income, before reimbursements and credits	4.05%		3.68%		2.76%	1.26%	1.19%
Portfolio Turnover Rate	134.11%		78.68%		247.32%	319.16%	326.11%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $6,000, $6,000, $1,000 and $10,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	263

FINANCIAL HIGHLIGHTS

FIXED INCOME FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$8.86		$9.02		$9.84	$10.45	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.34		0.28	0.20 (1)	0.19
Net realized and unrealized gains (losses)	0.06		(0.15)		(0.80)	(0.56)	0.38
Total from Investment Operations	0.44		0.19		(0.52)	(0.36)	0.57
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.38)		(0.35)		(0.30)	(0.25)	(0.24)
From net realized gains	—		—		—	—	(0.06)
Total Distributions Paid	(0.38)		(0.35)		(0.30)	(0.25)	(0.30)
Net Asset Value, End of Year	$8.92		$8.86		$9.02	$9.84	$10.45
Total Return(3)	5.14%		2.20%		(5.23)%	(3.58)%	5.63	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$328,357		$347,529		$481,875	$696,741	$822,261
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.45	%(6)	0.45	%(6)	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.52%		0.51%		0.50%	0.49%	0.49%
Net investment income, net of reimbursements and credits(5)	4.36	%(6)	3.82	%(6)	3.17%	1.95%	1.83%
Net investment income, before reimbursements and credits	4.29%		3.76%		3.12%	1.91%	1.79%
Portfolio Turnover Rate	119.29%		81.39%		188.84%	248.30%	261.29%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share. Without theses reimbursements, the total return would have been ‑3.59%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $13,000, $18,000, less than $1,000 and approximately $25,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

264	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$5.98		$5.75		$6.39	$6.78	$5.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41		0.39		0.35	0.35 (1)	0.36
Net realized and unrealized gains (losses)	0.01		0.24		(0.62)	(0.38)	1.21
Total from Investment Operations	0.42		0.63		(0.27)	(0.03)	1.57
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.41)		(0.40)		(0.37)	(0.36)	(0.36)
Total Distributions Paid	(0.41)		(0.40)		(0.37)	(0.36)	(0.36)
Net Asset Value, End of Year	$5.99		$5.98		$5.75	$6.39	$6.78
Total Return(3)	7.21%		11.28%		(4.08)%	(0.61)%	28.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,633,055		$2,670,169		$2,846,355	$3,879,135	$3,330,270
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.60	%(5)	0.60	%(5)	0.68%	0.78%	0.78%
Expenses, before reimbursements and credits	0.65%		0.64%		0.72%	0.83%	0.83%
Net investment income, net of reimbursements and credits(4)	6.82	%(5)	6.70	%(5)	6.15%	5.17%	5.62%
Net investment income, before reimbursements and credits	6.77%		6.66%		6.11%	5.12%	5.57%
Portfolio Turnover Rate	45.13%		33.79%		20.68%	30.32%	54.82%

(1)	The Northern Trust Company reimbursed the Fund approximately $8,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $148,000, $126,000, $186,000, $9,000 and $70,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	265

FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-EXEMPT FUND					SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$9.79		$9.85		$10.14		$10.83	$10.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.28		0.25		0.19	0.21
Net realized and unrealized gains (losses)	(0.09)		(0.06)		(0.29)		(0.65)	0.22
Total from Investment Operations	0.21		0.22		(0.04)		(0.46)	0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)		(0.28)		(0.25)		(0.19)	(0.21)
From net realized gains	—		—		—		(0.04)	(0.07)
Total Distributions Paid	(0.30)		(0.28)		(0.25)		(0.23)	(0.28)
Net Asset Value, End of Year	$9.70		$9.79		$9.85		$10.14	$10.83
Total Return(1)	2.14%		2.29%		(0.29)%		(4.35)%	4.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,056,990		$1,261,591		$1,535,752		$2,685,118	$3,073,366
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)
Expenses, before reimbursements and credits	0.50%		0.50%		0.49%		0.48%	0.48%
Net investment income, net of reimbursements and credits	3.04	%(2)(3)	2.88	%(2)(3)	2.55	%(3)	1.73%	1.90	%(3)
Net investment income, before reimbursements and credits	2.99%		2.83%		2.51%		1.70%	1.87%
Portfolio Turnover Rate	37.09%		18.08%		16.89%		79.63%	82.72%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $33,000, $64,000, $46,000 and $104,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

266	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM TAX-EXEMPT FUND					SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$9.88		$9.92		$9.93		$10.43	$10.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.21		0.16		0.09	0.12
Net realized and unrealized gains (losses)	0.05		(0.04)		(0.01)		(0.41)	0.24
Total from Investment Operations	0.29		0.17		0.15		(0.32)	0.36
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.21)		(0.16)		(0.09)	(0.12)
From net realized gains	—		—		—		(0.09)	(0.16)
Total Distributions Paid	(0.24)		(0.21)		(0.16)		(0.18)	(0.28)
Net Asset Value, End of Year	$9.93		$9.88		$9.92		$9.93	$10.43
Total Return(1)	2.98%		1.74%		1.59%		(3.08)%	3.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$351,101		$429,362		$556,226		$726,540	$917,624
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)
Expenses, before reimbursements and credits	0.51%		0.50%		0.50%		0.50%	0.50%
Net investment income, net of reimbursements and credits	2.43	%(2)(3)	2.11	%(2)(3)	1.66	%(3)	0.87%	1.11	%(3)
Net investment income, before reimbursements and credits	2.37%		2.06%		1.61%		0.82%	1.06%
Portfolio Turnover Rate	32.24%		16.10%		49.86%		94.18%	98.82%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $21,000, $30,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	267

FINANCIAL HIGHLIGHTS

LIMITED TERM U.S. GOVERNMENT FUND					SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$9.22		$9.29		$9.55		$10.02	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.26		0.20		0.01	0.01
Net realized and unrealized gains (losses)	0.19		(0.07)		(0.26)		(0.46)	(0.03)
Total from Investment Operations	0.47		0.19		(0.06)		(0.45)	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.26)		(0.20)		(0.02)	(0.02)
Total Distributions Paid	(0.28)		(0.26)		(0.20)		(0.02)	(0.02)
Net Asset Value, End of Year	$9.41		$9.22		$9.29		$9.55	$10.02
Total Return(1)	5.21%		2.11%		(0.58)%		(4.43)%	(0.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$23,491		$29,455		$54,473		$47,975	$63,809
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.44	%(2)(3)	0.42	%(2)(3)	0.42	%(3)	0.42%	0.41	%(3)
Expenses, before reimbursements and credits	0.73%		0.64%		0.58%		0.58%	0.54%
Net investment income, net of reimbursements and credits	3.03	%(2)(3)	2.83	%(2)(3)	2.20	%(3)	0.17%	0.02	%(3)
Net investment income (loss), before reimbursements and credits	2.74%		2.61%		2.04%		0.01%	(0.11)%
Portfolio Turnover Rate	55.53%		46.49%		335.99%		411.02%	445.85%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, $1,000, and approximately $4,000 and $4,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

268	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$8.43		$8.21		$9.05	$9.41	$7.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60		0.64		0.48	0.44 (1)	0.58
Net realized and unrealized gains (losses)	(0.08)		0.23		(0.84)	(0.33)	1.46
Total from Investment Operations	0.52		0.87		(0.36)	0.11	2.04
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.59)		(0.65)		(0.48)	(0.47)	(0.60)
Total Distributions Paid	(0.59)		(0.65)		(0.48)	(0.47)	(0.60)
Net Asset Value, End of Year	$8.36		$8.43		$8.21	$9.05	$9.41
Total Return(3)	6.36%		11.11%		(3.80)%	1.06%	26.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$179,207		$189,611		$214,736	$180,833	$174,617
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.68	%(5)	0.74	%(5)	0.85%	0.86%	0.85%
Expenses, before reimbursements and credits	0.77%		0.83%		0.94%	0.95%	0.95%
Net investment income, net of reimbursements and credits(4)	7.01	%(5)	7.76	%(5)	5.80%	4.68%	6.27%
Net investment income, before reimbursements and credits	6.92%		7.67%		5.71%	4.59%	6.17%
Portfolio Turnover Rate	51.68%		44.77%		67.37%	64.94%	91.41%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $14,000, $16,000, less than $1,000 and approximately $7,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	269

FINANCIAL HIGHLIGHTS

SHORT BOND FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$18.06		$17.98		$18.30	$19.06	$18.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72		0.57		0.33	0.20	0.32
Net realized and unrealized gains (losses)	0.24		0.10		(0.31)	(0.74)	0.49
Total from Investment Operations	0.96		0.67		0.02	(0.54)	0.81
LESS DISTRIBUTIONS PAID:
From net investment income	(0.73)		(0.59)		(0.34)	(0.22)	(0.34)
Total Distributions Paid	(0.73)		(0.59)		(0.34)	(0.22)	(0.34)
Net Asset Value, End of Year	$18.29		$18.06		$17.98	$18.30	$19.06
Total Return(1)	5.43%		3.78%		0.20%	(2.88)%	4.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$292,953		$271,751		$339,725	$425,415	$437,099
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40	%(3)	0.40	%(3)	0.40%	0.40%	0.40%
Expenses, before reimbursements and credits	0.46%		0.45%		0.45%	0.45%	0.45%
Net investment income, net of reimbursements and credits(2)	4.00	%(3)	3.18	%(3)	1.86%	1.05%	1.64%
Net investment income, before reimbursements and credits	3.94%		3.13%		1.81%	1.00%	1.59%
Portfolio Turnover Rate	134.80%		78.89%		76.98%	45.52%	57.85%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $8,000, $16,000, $10,000 and $6,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

270	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND					SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$10.13		$10.01		$10.01		$10.21	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.30		0.15		0.05	0.08
Net realized and unrealized gains (losses)	0.05		0.12		—		(0.19)	0.08
Total from Investment Operations	0.40		0.42		0.15		(0.14)	0.16
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.30)		(0.15)		(0.05)	(0.08)
From net realized gains	—		—		—		(0.01)	(0.01)
Total Distributions Paid	(0.35)		(0.30)		(0.15)		(0.06)	(0.09)
Net Asset Value, End of Year	$10.18		$10.13		$10.01		$10.01	$10.21
Total Return(1)	4.02%		4.23%		1.58%		(1.41)%	1.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,753,285		$2,505,779		$2,379,867		$3,993,867	$4,861,104
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(2)(3)	0.25	%(2)(3)	0.25	%(3)	0.25%	0.25	%(3)
Expenses, before reimbursements and credits	0.28%		0.28%		0.28%		0.27%	0.27%
Net investment income, net of reimbursements and credits	3.46	%(2)(3)	2.96	%(2)(3)	1.48	%(3)	0.48%	0.74	%(3)
Net investment income, before reimbursements and credits	3.43%		2.93%		1.45%		0.46%	0.72%
Portfolio Turnover Rate	52.69%		43.74%		43.43%		84.82%	79.08%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $225,000, $215,000, $66,000 and $139,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2025 and 2024 and less than 0.01 percent of average net assets for the fiscal years ended 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	271

FINANCIAL HIGHLIGHTS

TAX-EXEMPT FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$9.58		$9.66		$10.19		$10.96	$10.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.34		0.31		0.21	0.24
Net realized and unrealized gains (losses)	(0.17)		(0.08)		(0.53)		(0.72)	0.24
Total from Investment Operations	0.16		0.26		(0.22)		(0.51)	0.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)		(0.34)		(0.31)		(0.21)	(0.24)
From net realized gains	—		—		—		(0.05)	(0.04)
Total Distributions Paid	(0.33)		(0.34)		(0.31)		(0.26)	(0.28)
Net Asset Value, End of Year	$9.41		$9.58		$9.66		$10.19	$10.96
Total Return(1)	1.71%		2.73%		(2.10)%		(4.76)%	4.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$770,691		$756,094		$788,997		$1,661,137	$2,020,291
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)
Expenses, before reimbursements and credits	0.50%		0.50%		0.50%		0.49%	0.49%
Net investment income, net of reimbursements and credits	3.49	%(2)(3)	3.52	%(2)(3)	3.15	%(3)	1.93%	2.13	%(3)
Net investment income, before reimbursements and credits	3.44%		3.47%		3.10%		1.89%	2.09%
Portfolio Turnover Rate	39.45%		31.74%		19.52%		86.00%	91.58%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $40,000, $40,000, $26,000 and $118,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 0.02 percent of average net assets for the fiscal year ended 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

272	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

ULTRA-SHORT FIXED INCOME FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$10.25		$10.03		$10.08	$10.31	$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49		0.42		0.21	0.06	0.11
Net realized and unrealized gains (losses)	0.08		0.23		(0.04)	(0.21)	0.23
Total from Investment Operations	0.57		0.65		0.17	(0.15)	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.50)		(0.43)		(0.22)	(0.06)	(0.11)
From net realized gains	—		—		—	(0.02)	(0.02)
Total Distributions Paid	(0.50)		(0.43)		(0.22)	(0.08)	(0.13)
Net Asset Value, End of Year	$10.32		$10.25		$10.03	$10.08	$10.31
Total Return(1)	5.67%		6.59%		1.77%	(1.44)%	3.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,632,225		$1,593,840		$2,372,561	$3,179,581	$3,690,747
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.25	%(3)	0.25	%(3)	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.29%		0.29%		0.28%	0.28%	0.28%
Net investment income, net of reimbursements and credits(2)	4.82	%(3)	4.14	%(3)	2.14%	0.55%	0.94%
Net investment income, before reimbursements and credits	4.78%		4.10%		2.11%	0.52%	0.91%
Portfolio Turnover Rate	64.34%		21.16%		25.09%	76.61%	73.99%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $88,000, $133,000, $118,000, $7,000 and $142,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024 ,2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	273

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$8.75		$8.87		$9.23		$9.71	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.25		0.19		0.04	0.01
Net realized and unrealized gains (losses)	0.08		(0.11)		(0.35)		(0.47)	(0.16)
Total from Investment Operations	0.36		0.14		(0.16)		(0.43)	(0.15)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.26)		(0.20)		(0.04)	(0.03)
From net realized gains	—		—		—		(0.01)	(0.28)
Total Distributions Paid	(0.28)		(0.26)		(0.20)		(0.05)	(0.31)
Net Asset Value, End of Year	$8.83		$8.75		$8.87		$9.23	$9.71
Total Return(1)	4.26%		1.60%		(1.72)%		(4.48)%	(1.58)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$27,350		$24,680		$48,751		$44,292	$53,343
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.43	%(2)(3)	0.42	%(3)	0.43%	0.42	%(3)
Expenses, before reimbursements and credits	0.79%		0.63%		0.60%		0.61%	0.57%
Net investment income, net of reimbursements and credits	3.27	%(2)(3)	2.75	%(2)(3)	2.25	%(3)	0.36%	0.11	%(3)
Net investment income (loss), before reimbursements and credits	2.93%		2.55%		2.07%		0.18%	(0.04)%
Portfolio Turnover Rate	60.41%		59.75%		344.21%		492.24%	517.52%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $1,000, $5,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

274	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M EMERGING MARKETS EQUITY FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$14.57		$13.40		$15.38		$22.17	$14.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.20		0.22		0.24 (1)	0.15 (2)
Net realized and unrealized gains (losses)	0.45		1.22		(2.09)		(2.11)	8.93 (3)
Total from Investment Operations	0.64		1.42		(1.87)		(1.87)	9.08
LESS DISTRIBUTIONS PAID:
From net investment income(4)	(0.12)		(0.25)		(0.11)		(0.36)	(0.20)
From net realized gains	—		—		—		(4.56)	(1.32)
Total Distributions Paid	(0.12)		(0.25)		(0.11)		(4.92)	(1.52)
Net Asset Value, End of Year	$15.09		$14.57		$13.40		$15.38	$22.17
Total Return(5)	4.40%		10.74%		(12.09	)%(6)	(9.64)%	62.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$153,282		$158,940		$173,307		$313,365	$438,809
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	1.11	%(8)	1.11	%(8)	1.10%		1.10%	1.10%
Expenses, before reimbursements and credits	1.33%		1.41%		1.30%		1.26%	1.25%
Net investment income, net of reimbursements and credits(7)	1.23	%(8)	1.45	%(8)	1.45%		1.01%	0.72%
Net investment income, before reimbursements and credits	1.01%		1.15%		1.25%		0.85%	0.57%
Portfolio Turnover Rate	121.70%		97.82%		115.02%		99.51%	134.29%

(1)	The Northern Trust Company reimbursed the Fund approximately $14,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(7)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $10,000, $10,000, less than $1,000 and approximately $10,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	275

FINANCIAL HIGHLIGHTS

ACTIVE M INTERNATIONAL EQUITY FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$12.41		$11.34		$11.45	$12.81	$8.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.24		0.21	0.16 (1)	0.13 (2)
Net realized and unrealized gains (losses)	0.38		1.63		(0.16)	(0.21)	4.69 (3)
Total from Investment Operations	0.63		1.87		0.05	(0.05)	4.82
LESS DISTRIBUTIONS PAID:
From net investment income(4)	(0.29)		(0.37)		(0.16)	(0.20)	(0.10)
From net realized gains	(1.29)		(0.43)		—	(1.11)	—
Total Distributions Paid	(1.58)		(0.80)		(0.16)	(1.31)	(0.10)
Net Asset Value, End of Year	$11.46		$12.41		$11.34	$11.45	$12.81
Total Return(5)	6.13%		17.10%		0.55%	(1.04)%	59.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$468,536		$486,663		$479,178	$584,015	$683,128
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.85	%(7)	0.85	%(7)	0.85%	0.84%	0.85%
Expenses, before reimbursements and credits	0.94%		0.93%		0.93%	0.90%	0.92%
Net investment income, net of reimbursements and credits(6)	1.94	%(7)	1.81	%(7)	1.66%	1.10%	0.93%
Net investment income, before reimbursements and credits	1.85%		1.73%		1.58%	1.04%	0.86%
Portfolio Turnover Rate	39.23%		37.54%		51.69%	41.19%	51.34%

(1)	The Northern Trust Company reimbursed the Fund approximately $20,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $39,000, $34,000, $23,000, less than $1,000 and approximately $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

276	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

EMERGING MARKETS EQUITY INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$10.97		$10.64		$12.15		$14.32		$9.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.30		0.34		0.29	(1)	0.20	(2)
Net realized and unrealized gains (losses)	0.61		0.44		(1.60)		(2.08)		5.20
Total from Investment Operations	0.91		0.74		(1.26)		(1.79)		5.40
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.33)		(0.41)		(0.25)		(0.38)		(0.33)
Total Distributions Paid	(0.33)		(0.41)		(0.25)		(0.38)		(0.33)
Net Asset Value, End of Year	$11.55		$10.97		$10.64		$12.15		$14.32
Total Return(4)	8.41%		7.17%		(10.30	)%(5)	(12.69)%		58.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,847,827		$1,618,793		$1,515,201		$1,949,107		$2,412,779
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(6)	0.14	%(6)	0.22	%(7)	0.30	%(7)	0.30	%(7)
Expenses, before reimbursements and credits	0.27%		0.29%		0.33%		0.34%		0.34%
Net investment income, net of reimbursements and credits	2.54	%(6)	2.67	%(6)	3.10	%(7)	2.18	%(7)	1.76	%(7)
Net investment income, before reimbursements and credits	2.42%		2.52%		2.99%		2.14%		1.72%
Portfolio Turnover Rate	12.17%		44.18%		57.68%		20.35%		74.68%

(1)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $10,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(7)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $1,000 and $21,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	277

FINANCIAL HIGHLIGHTS

GLOBAL REAL ESTATE INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$9.51		$8.97		$11.62		$10.67	$8.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.28		0.26		0.24 (1)	0.04
Net realized and unrealized gains (losses)	0.12		0.50		(2.67)		1.03	2.64
Total from Investment Operations	0.41		0.78		(2.41)		1.27	2.68
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.28)		(0.24)		(0.15)		(0.32)	(0.23)
Return of capital	—		—		(0.09)		—	—
Total Distributions Paid	(0.28)		(0.24)		(0.24)		(0.32)	(0.23)
Net Asset Value, End of Year	$9.64		$9.51		$8.97		$11.62	$10.67
Total Return(3)	4.37%		8.85%		(20.74	)%(4)	11.84%	33.25	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,116,774		$988,349		$998,910		$1,492,882	$1,432,173
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.47	%(7)	0.47	%(7)	0.47%		0.48%	0.48%
Expenses, before reimbursements and credits	0.48%		0.48%		0.49%		0.48%	0.48%
Net investment income, net of reimbursements and credits(6)	2.89	%(7)	3.18	%(7)	2.96%		2.23%	2.55%
Net investment income, before reimbursements and credits	2.88%		3.17%		2.94%		2.23%	2.55%
Portfolio Turnover Rate	8.98%		5.96%		7.48%		5.75%	7.27%

(1)	The Northern Trust Company reimbursed the Fund approximately $7,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The Northern Trust Company reimbursed the Fund approximately $10,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(5)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(6)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $30,000, $18,000, $1,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

278	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$12.64		$11.92		$13.68		$13.74	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42		0.44		0.38		0.33 (1)	0.31
Net realized and unrealized gains (losses)	0.34		0.72		(1.26)		0.22	3.18
Total from Investment Operations	0.76		1.16		(0.88)		0.55	3.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)		(0.44)		(0.37)		(0.31)	(0.32)
From net realized gains	—		—		(0.51)		(0.30)	(0.54)
Total Distributions Paid	(0.42)		(0.44)		(0.88)		(0.61)	(0.86)
Net Asset Value, End of Year	$12.98		$12.64		$11.92		$13.68	$13.74
Total Return(2)	6.04%		9.95%		(6.27)%		3.92%	31.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$77,208		$91,432		$101,835		$128,119	$120,727
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.26	%(4)(5)	0.27	%(4)(5)	0.26	%(5)	0.26%	0.26	%(5)
Expenses, before reimbursements and credits(3)	0.43%		0.40%		0.39%		0.39%	0.40%
Net investment income, net of reimbursements and credits	3.16	%(4)(5)	3.58	%(4)(5)	3.01	%(5)	2.45%	2.32	%(5)
Net investment income, before reimbursements and credits	2.99%		3.45%		2.88%		2.32%	2.18%
Portfolio Turnover Rate	94.22%		38.30%		34.86%		60.88%	50.89%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $1,000, less than $1,000 and approximately $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	279

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$15.67		$13.26		$15.07	$14.81	$10.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.30		0.28	0.19	0.20
Net realized and unrealized gains (losses)	1.26		3.10		(1.33)	2.24	5.28
Total from Investment Operations	1.55		3.40		(1.05)	2.43	5.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)		(0.31)		(0.28)	(0.18)	(0.25)
From net realized gains	(0.71)		(0.68)		(0.48)	(1.99)	(0.84)
Total Distributions Paid	(1.00)		(0.99)		(0.76)	(2.17)	(1.09)
Net Asset Value, End of Year	$16.22		$15.67		$13.26	$15.07	$14.81
Total Return(1)	9.82%		26.54%		(6.78)%	16.31%	53.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$226,382		$169,820		$138,543	$164,466	$149,908
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.49	%(3)	0.49	%(3)	0.66%	1.01%	1.01%
Expenses, before reimbursements and credits	0.64%		0.63%		0.80%	1.16%	1.18%
Net investment income, net of reimbursements and credits(2)	1.78	%(3)	2.14	%(3)	2.10%	1.18%	1.51%
Net investment income, before reimbursements and credits	1.63%		2.00%		1.96%	1.03%	1.34%
Portfolio Turnover Rate	21.52%		25.40%		34.87%	30.55%	27.94%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $3,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

280	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$10.24		$9.42		$9.70		$9.68	$7.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.29		0.29		0.25 (1)	0.45
Net realized and unrealized gains (losses)	0.54		1.10		(0.31)		0.10	2.63
Total from Investment Operations	0.84		1.39		(0.02)		0.35	3.08
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.44)		(0.57)		(0.26)		(0.33)	(0.54)
Total Distributions Paid	(0.44)		(0.57)		(0.26)		(0.33)	(0.54)
Net Asset Value, End of Year	$10.64		$10.24		$9.42		$9.70	$9.68
Total Return(3)	8.62%		15.07%		(0.02)%		3.49%	43.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$138,111		$139,669		$124,062		$124,543	$106,032
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.51	%(4)(5)	0.51	%(4)(5)	0.51	%(5)	0.51%	0.52	%(5)
Expenses, before reimbursements and credits	0.65%		0.65%		0.65%		0.65%	0.75%
Net investment income, net of reimbursements and credits	2.85	%(4)(5)	3.01	%(4)(5)	3.28	%(5)	2.91%	2.73	%(5)
Net investment income, before reimbursements and credits	2.71%		2.87%		3.14%		2.77%	2.50%
Portfolio Turnover Rate	49.68%		47.19%		46.55%		41.96%	63.81%

(1)	The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 3.48%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	281

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$14.65		$13.13		$13.50		$13.92	$9.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42		0.43		0.40		0.37 (1)	0.28
Net realized and unrealized gains (losses)	0.35		1.56		(0.44)		(0.33)	4.08
Total from Investment Operations	0.77		1.99		(0.04)		0.04	4.36
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.51)		(0.47)		(0.33)		(0.46)	(0.28)
Total Distributions Paid	(0.51)		(0.47)		(0.33)		(0.46)	(0.28)
Net Asset Value, End of Year	$14.91		$14.65		$13.13		$13.50	$13.92
Total Return(3)	5.55%		15.38%		(0.11)%		0.13%	44.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,007,172		$4,894,332		$4,479,806		$4,851,381	$5,379,675
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.10	%(4)	0.10	%(4)	0.17	%(5)	0.24%	0.24	%(5)
Expenses, before reimbursements and credits	0.16%		0.16%		0.20%		0.24%	0.24%
Net investment income, net of reimbursements and credits	2.85	%(4)	3.06	%(4)	3.20	%(5)	2.61%	2.26	%(5)
Net investment income, before reimbursements and credits	2.79%		3.00%		3.17%		2.61%	2.26%
Portfolio Turnover Rate	19.42%		21.42%		20.88%		20.76%	21.26%

(1)	The Northern Trust Company reimbursed the Fund approximately $6,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000 and $12,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

282	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP CORE FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$27.48		$22.78		$25.71	$25.24	$16.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.32		0.31	0.30	0.31
Net realized and unrealized gains (losses)	2.03		6.56		(2.16)	4.09	8.79
Total from Investment Operations	2.33		6.88		(1.85)	4.39	9.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)		(0.31)		(0.31)	(0.30)	(0.32)
From net realized gains	(2.25)		(1.87)		(0.77)	(3.62)	—
Total Distributions Paid	(2.56)		(2.18)		(1.08)	(3.92)	(0.32)
Net Asset Value, End of Year	$27.25		$27.48		$22.78	$25.71	$25.24
Total Return(1)	8.21%		31.46%		(7.00)%	17.18%	55.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$281,331		$285,930		$242,606	$289,337	$270,545
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45	%(3)	0.45	%(3)	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.55%		0.55%		0.56%	0.55%	0.57%
Net investment income, net of reimbursements and credits(2)	1.04	%(3)	1.27	%(3)	1.35%	1.10%	1.47%
Net investment income, before reimbursements and credits	0.94%		1.17%		1.24%	1.00%	1.35%
Portfolio Turnover Rate	35.20%		44.46%		38.46%	44.93%	38.54%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $3,000, $3,000, less than $1,000 and approximately $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	283

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND					SHARES
Selected per share data	2025		2024		2023		2022	2021
Net Asset Value, Beginning of Year	$21.33		$18.61		$21.27		$20.39	$12.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.42		0.39		0.35	0.38
Net realized and unrealized gains (losses)	0.59		3.38		(1.49)		2.28	7.42
Total from Investment Operations	0.97		3.80		(1.10)		2.63	7.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.39)		(0.65)		(0.24)		(0.43)	(0.26)
From net realized gains	(1.20)		(0.43)		(1.32)		(1.32)	—
Total Distributions Paid	(1.59)		(1.08)		(1.56)		(1.75)	(0.26)
Net Asset Value, End of Year	$20.71		$21.33		$18.61		$21.27	$20.39
Total Return(1)	4.75%		21.04%		(5.18)%		13.00%	61.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$62,580		$65,127		$59,007		$67,714	$63,821
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.57	%(2)(3)	0.57	%(2)(3)	0.56	%(3)	0.57%	0.57	%(3)
Expenses, before reimbursements and credits	0.77%		0.76%		0.75%		0.80%	0.89%
Net investment income, net of reimbursements and credits	1.71	%(2)(3)	1.99	%(2)(3)	1.99	%(3)	1.55%	2.05	%(3)
Net investment income, before reimbursements and credits	1.51%		1.80%		1.80%		1.32%	1.73%
Portfolio Turnover Rate	60.87%		38.42%		78.33%		75.05%	74.86%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000, less than $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

284	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

MID CAP INDEX FUND					SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$21.94		$19.23		$22.41		$23.76		$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.33		0.32		0.28		0.26
Net realized and unrealized gains (losses)	(0.80)		3.98		(1.57)		0.80		10.91
Total from Investment Operations	(0.49)		4.31		(1.25)		1.08		11.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.34)		(0.30)		(0.25)		(0.26)
From net realized gains	(1.69)		(1.26)		(1.63)		(2.18)		(0.74)
Total Distributions Paid	(2.01)		(1.60)		(1.93)		(2.43)		(1.00)
Net Asset Value, End of Year	$19.44		$21.94		$19.23		$22.41		$23.76
Total Return(1)	(2.78)%		23.25%		(5.28)%		4.44%		83.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,918,728		$2,140,097		$1,999,551		$2,439,401		$2,523,727
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.10	%(2)	0.10	%(2)	0.12	%(3)	0.15	%(3)	0.15	%(3)
Expenses, before reimbursements and credits	0.16%		0.16%		0.18%		0.19%		0.19%
Net investment income, net of reimbursements and credits	1.40	%(2)	1.54	%(2)	1.48	%(3)	1.13	%(3)	1.25	%(3)
Net investment income, before reimbursements and credits	1.34%		1.48%		1.42%		1.09%		1.21%
Portfolio Turnover Rate	16.94%		21.60%		13.39%		15.17%		18.73%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $2,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	285

FINANCIAL HIGHLIGHTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND					SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$11.87		$11.96		$13.02	$12.92	$10.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39		0.32		0.26	0.32 (1)	0.21
Net realized and unrealized gains (losses)	0.71		(0.07)		(0.85)	1.10	2.47 (2)
Total from Investment Operations	1.10		0.25		(0.59)	1.42	2.68
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.33)		(0.34)		(0.33)	(0.28)	(0.20)
From net realized gains	(0.10)		—		(0.14)	(1.04)	(0.04)
Total Distributions Paid	(0.43)		(0.34)		(0.47)	(1.32)	(0.24)
Net Asset Value, End of Year	$12.54		$11.87		$11.96	$13.02	$12.92
Total Return(4)	9.47%		2.17%		(4.43)%	11.46%	25.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$854,743		$968,716		$987,476	$1,103,323	$1,167,594
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.96	%(6)	0.96	%(6)	0.96%	0.97%	0.96%
Expenses, before reimbursements and credits	1.01%		1.01%		0.99%	0.97%	0.96%
Net investment income, net of reimbursements and credits(5)	2.72	%(6)	2.72	%(6)	2.27%	2.38%	1.78%
Net investment income, before reimbursements and credits	2.67%		2.67%		2.24%	2.38%	1.78%
Portfolio Turnover Rate	70.72%		48.35%		57.83%	62.31%	60.11%

(1)	The Northern Trust Company reimbursed the Fund approximately $13,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $65,000, $72,000, $57,000, $1,000 and $41,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

286	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND					SHARES
Selected per share data	2025		2024		2023	2022		2021
Net Asset Value, Beginning of Year	$10.55		$10.02		$12.72	$11.37		$8.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.22		0.24	0.15	(1)	0.21
Net realized and unrealized gains (losses)	(0.32)		0.52		(2.74)	1.56		2.68	(2)
Total from Investment Operations	(0.09)		0.74		(2.50)	1.71		2.89
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.25)		(0.21)		(0.20)	(0.20)		(0.19)
From net realized gains	—		—		—	(0.16)		—
Total Distributions Paid	(0.25)		(0.21)		(0.20)	(0.36)		(0.19)
Net Asset Value, End of Year	$10.21		$10.55		$10.02	$12.72		$11.37
Total Return(4)	(0.94)%		7.47%		(19.64)%	15.03	%(5)	33.59	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$95,034		$126,353		$121,173	$204,893		$181,192
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.93	%(8)	0.92	%(8)	0.92%	0.91%		0.92%
Expenses, before reimbursements and credits	1.08%		1.08%		1.06%	1.00%		1.04%
Net investment income, net of reimbursements and credits(7)	2.03	%(8)	2.17	%(8)	2.06%	1.20%		1.73%
Net investment income, before reimbursements and credits	1.88%		2.01%		1.92%	1.11%		1.61%
Portfolio Turnover Rate	57.69%		56.04%		59.41%	42.01%		81.36%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 14.55%.

(6)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(7)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $9,000, $7,000, less than $1,000 and approximately $6,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	287

FINANCIAL HIGHLIGHTS

SMALL CAP CORE FUND	CLASS K
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)
Net Asset Value, Beginning of Period	$28.67		$25.40		$27.82	$32.58	$23.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.31		0.28	0.24	0.13
Net realized and unrealized gains (losses)	(1.00)		4.84		(2.53)	(0.33)	10.42
Total from Investment Operations	(0.80)		5.15		(2.25)	(0.09)	10.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.56)		(0.09)	(0.17)	(0.21)
From net realized gains	(4.19)		(1.32)		(0.08)	(4.50)	(1.22)
Total Distributions Paid	(4.56)		(1.88)		(0.17)	(4.67)	(1.43)
Net Asset Value, End of Period	$23.31		$28.67		$25.40	$27.82	$32.58
Total Return(2)	(4.00)%		20.74%		(8.08)%	(0.54)%	45.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$159,816		$264,729		$240,538	$279,376	$287,618
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.47	%(5)	0.49	%(5)	0.49%	0.49%	0.49%
Expenses, before reimbursements and credits	0.53%		0.54%		0.54%	0.54%	0.57%
Net investment income, net of reimbursements and credits(4)	0.99	%(5)	1.12	%(5)	1.13%	0.70%	0.67	%(6)
Net investment income, before reimbursements and credits	0.93%		1.07%		1.08%	0.65%	0.59	%(6)
Portfolio Turnover Rate	17.68%		15.33%		13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $12,000, $12,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

288	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND	CLASS I
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)
Net Asset Value, Beginning of Period	$28.62		$25.37		$27.77	$32.56	$23.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.29		0.30	0.17	0.12
Net realized and unrealized gains (losses)	(1.07)		4.83		(2.56)	(0.30)	10.41
Total from Investment Operations	(0.84)		5.12		(2.26)	(0.13)	10.53
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)		(0.55)		(0.06)	(0.16)	(0.21)
From net realized gains	(4.19)		(1.32)		(0.08)	(4.50)	(1.22)
Total Distributions Paid	(4.49)		(1.87)		(0.14)	(4.66)	(1.43)
Net Asset Value, End of Period	$23.29		$28.62		$25.37	$27.77	$32.56
Total Return(2)	(4.12)%		20.62%		(8.18)%	(0.63)%	45.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$193,968		$219,869		$193,854	$226,545	$254,387
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.57	%(5)	0.59	%(5)	0.59%	0.59%	0.59%
Expenses, before reimbursements and credits	0.63%		0.64%		0.64%	0.64%	0.67%
Net investment income, net of reimbursements and credits(4)	0.91	%(5)	1.02	%(5)	1.03%	0.59%	0.57	%(6)
Net investment income, before reimbursements and credits	0.85%		0.97%		0.98%	0.54%	0.49	%(6)
Portfolio Turnover Rate	17.68%		15.33%		13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $10,000, $10,000, $1,000 and $1,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	289

FINANCIAL HIGHLIGHTS

SMALL CAP INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$14.02		$11.96		$14.40		$17.24		$9.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.18		0.18		0.15		0.12
Net realized and unrealized gains (losses)	(0.65)		2.15		(1.88)		(1.10)		8.48
Total from Investment Operations	(0.48)		2.33		(1.70)		(0.95)		8.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.21)		(0.14)		(0.13)		(0.15)
From net realized gains	(0.72)		(0.06)		(0.60)		(1.76)		(0.39)
Total Distributions Paid	(0.94)		(0.27)		(0.74)		(1.89)		(0.54)
Net Asset Value, End of Year	$12.60		$14.02		$11.96		$14.40		$17.24
Total Return(1)	(4.06)%		19.59%		(11.68)%		(5.88)%		94.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,126,830		$1,183,459		$1,163,077		$1,535,414		$1,606,895
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.10	%(2)	0.10	%(2)	0.12	%(3)	0.15	%(3)	0.15	%(3)
Expenses, before reimbursements and credits	0.16%		0.16%		0.18%		0.19%		0.19%
Net investment income, net of reimbursements and credits	1.21	%(2)	1.34	%(2)	1.38	%(3)	0.88	%(3)	0.93	%(3)
Net investment income, before reimbursements and credits	1.15%		1.28%		1.32%		0.84%		0.89%
Portfolio Turnover Rate	20.51%		11.87%		13.66%		25.57%		20.62%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $1,000 and $14,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

290	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$20.09		$18.10		$20.71	$23.46	$13.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.22		0.22	0.18	0.20
Net realized and unrealized gains (losses)	(0.59)		3.13		(1.78)	0.56	10.15
Total from Investment Operations	(0.37)		3.35		(1.56)	0.74	10.35
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.30)		(0.16)	(0.19)	(0.22)
From net realized gains	(7.31)		(1.06)		(0.89)	(3.30)	(0.16)
Total Distributions Paid	(7.49)		(1.36)		(1.05)	(3.49)	(0.38)
Net Asset Value, End of Year	$12.23		$20.09		$18.10	$20.71	$23.46
Total Return(1)	(3.98)%		18.78%		(7.50)%	3.29%	77.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$782,738		$1,105,022		$1,617,670	$2,293,215	$2,974,261
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.90	%(3)	1.00	%(3)	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.04%		1.15%		1.13%	1.15%	1.13%
Net investment income, net of reimbursements and credits(2)	1.12	%(3)	1.14	%(3)	1.08%	0.69%	1.05%
Net investment income, before reimbursements and credits	0.98%		0.99%		0.95%	0.54%	0.92%
Portfolio Turnover Rate	26.80%		18.61%		13.25%	20.41%	27.79%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $58,000, $85,000, $63,000, $3,000 and $59,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	291

FINANCIAL HIGHLIGHTS

STOCK INDEX FUND	SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$53.98		$43.69		$49.65		$44.44		$29.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77		0.75		0.71		0.62		0.61
Net realized and unrealized gains (losses)	3.68		11.99		(4.72)		6.29		15.87
Total from Investment Operations	4.45		12.74		(4.01)		6.91		16.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.77)		(0.75)		(0.71)		(0.62)		(0.61)
From net realized gains	(0.79)		(1.70)		(1.24)		(1.08)		(1.04)
Total Distributions Paid	(1.56)		(2.45)		(1.95)		(1.70)		(1.65)
Net Asset Value, End of Year	$56.87		$53.98		$43.69		$49.65		$44.44
Total Return(1)	8.16%		29.82%		(7.82)%		15.51	%(2)	56.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$14,536,266		$13,290,697		$10,729,781		$12,467,719		$11,225,431
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.05	%(3)	0.05	%(3)	0.07	%(4)	0.10	%(4)	0.10	%(4)
Expenses, before reimbursements and credits	0.10%		0.09%		0.11%		0.13%		0.13%
Net investment income, net of reimbursements and credits	1.33	%(3)	1.55	%(3)	1.62	%(4)	1.26	%(4)	1.54	%(4)
Net investment income, before reimbursements and credits	1.28%		1.51%		1.58%		1.23%		1.51%
Portfolio Turnover Rate	3.43%		2.74%		2.96%		3.11%		4.66%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The Northern Trust Company reimbursed the Fund approximately $2,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $39,000, $7,000 and $85,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

292	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS K
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)
Net Asset Value, Beginning of Period	$19.35		$15.30		$17.26	$16.12	$13.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.22		0.22	0.16	0.10
Net realized and unrealized gains (losses)	0.79		4.05		(1.58)	2.09	3.21
Total from Investment Operations	1.00		4.27		(1.36)	2.25	3.31
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.22)		(0.22)	(0.16)	(0.11)
From net realized gains	(0.11)		—		(0.38)	(0.95)	(0.08)
Total Distributions Paid	(0.33)		(0.22)		(0.60)	(1.11)	(0.19)
Net Asset Value, End of Period	$20.02		$19.35		$15.30	$17.26	$16.12
Total Return(2)	5.07%		28.06%		(7.70)%	13.71%	25.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$441,622		$427,431		$375,837	$482,259	$298,204
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.39	%(5)	0.39	%(5)	0.39%	0.39%	0.39%
Expenses, before reimbursements and credits	0.44%		0.44%		0.44%	0.44%	0.51%
Net investment income, net of reimbursements and credits(4)	1.02	%(5)	1.27	%(5)	1.37%	0.95%	1.06	%(6)
Net investment income, before reimbursements and credits	0.97%		1.22%		1.32%	0.90%	0.94	%(6)
Portfolio Turnover Rate	36.27%		36.53%		45.72%	29.11%	28.66%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $6,000, $7,000, $3,000 and $3,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	293

FINANCIAL HIGHLIGHTS

U.S. QUALITY ESG FUND	CLASS I
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023		YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)
Net Asset Value, Beginning of Period	$19.33		$15.28		$17.25		$16.12	$13.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.21		0.18		0.15	0.08
Net realized and unrealized gains (losses)	0.75		4.04		(1.56)		2.09	2.56
Total from Investment Operations	0.96		4.25		(1.38)		2.24	2.64
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.20)		(0.21)		(0.16)	(0.10)
From net realized gains	(0.11)		—		(0.38)		(0.95)	(0.08)
Total Distributions Paid	(0.31)		(0.20)		(0.59)		(1.11)	(0.18)
Net Asset Value, End of Period	$19.98		$19.33		$15.28		$17.25	$16.12
Total Return(2)	4.91%		28.01%		(7.79)%		13.62%	19.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$50,714		$28,241		$18,181		$2,186	$83
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.49	%(4)(5)	0.49	%(4)(5)	0.49	%(5)	0.49%	0.49%
Expenses, before reimbursements and credits	0.54%		0.54%		0.55%		0.53%	0.61%
Net investment income, net of reimbursements and credits	0.91	%(4)(5)	1.17	%(4)(5)	1.27	%(5)	1.02%	0.91	%(6)
Net investment income, before reimbursements and credits	0.86%		1.12%		1.21%		0.98%	0.79	%(6)
Portfolio Turnover Rate	36.27%		36.53%		45.72%		29.11%	28.66%

(1)	For the period from August 21, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, less than $1,000 and $1,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024 and 2023, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	As the Fund commenced operation of Class I shares on August 21, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

294	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

WORLD SELECTION INDEX FUND(1)	CLASS K
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(2)
Net Asset Value, Beginning of Period	$22.43		$17.92		$19.57	$18.67	$15.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.31		0.31	0.30 (3)	0.19
Net realized and unrealized gains (losses)	0.36		4.53		(1.64)	1.70	3.27
Total from Investment Operations	0.71		4.84		(1.33)	2.00	3.46
LESS DISTRIBUTIONS PAID:
From net investment income(4)	(0.39)		(0.33)		(0.26)	(0.28)	(0.29)
From net realized gains	(0.89)		—		(0.06)	(0.82)	(—	)(5)
Total Distributions Paid	(1.28)		(0.33)		(0.32)	(1.10)	(0.29)
Net Asset Value, End of Period	$21.86		$22.43		$17.92	$19.57	$18.67
Total Return(6)	2.92%		27.20%		(6.67)%	10.48%	22.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$973,823		$857,489		$736,028	$740,470	$513,860
Ratio to average net assets of:(7)
Expenses, net of reimbursements and credits(8)	0.24	%(9)	0.24	%(9)	0.24%	0.24%	0.25%
Expenses, before reimbursements and credits	0.24%		0.24%		0.24%	0.24%	0.27%
Net investment income, net of reimbursements and credits(8)	1.46	%(9)	1.67	%(9)	1.86%	1.49%	1.62	%(10)
Net investment income, before reimbursements and credits	1.46%		1.67%		1.86%	1.49%	1.60	%(10)
Portfolio Turnover Rate	13.38%		15.57%		19.49%	8.31%	29.04%

(1)	Formerly known as the Global Sustainability Index Fund.

(2)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(3)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)	Per share amounts were less than $0.01 per share.

(6)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(7)	Annualized for periods less than one year.

(8)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, $28,000, $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(9)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(10)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	295

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

WORLD SELECTION INDEX FUND(1)	CLASS I
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(2)
Net Asset Value, Beginning of Period	$22.41		$17.91		$19.56	$18.66	$15.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.44		0.24		0.29	0.23 (3)	0.19
Net realized and unrealized gains (losses)	0.26		4.58		(1.62)	1.77	3.26
Total from Investment Operations	0.70		4.82		(1.33)	2.00	3.45
LESS DISTRIBUTIONS PAID:
From net investment income(4)	(0.37)		(0.32)		(0.26)	(0.28)	(0.29)
From net realized gains	(0.89)		—		(0.06)	(0.82)	(—	)(5)
Total Distributions Paid	(1.26)		(0.32)		(0.32)	(1.10)	(0.29)
Net Asset Value, End of Period	$21.85		$22.41		$17.91	$19.56	$18.66
Total Return(6)	2.91%		27.11%		(6.72)%	10.47%	22.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$892,666		$1,289,065		$793,201	$732,245	$474,771
Ratio to average net assets of:(7)
Expenses, net of reimbursements and credits(8)	0.29	%(9)	0.29	%(9)	0.29%	0.29%	0.30%
Expenses, before reimbursements and credits	0.29%		0.29%		0.29%	0.29%	0.31%
Net investment income, net of reimbursements and credits(8)	1.43	%(9)	1.62	%(9)	1.83%	1.48%	1.57	%(10)
Net investment income, before reimbursements and credits	1.43%		1.62%		1.83%	1.48%	1.56	%(10)
Portfolio Turnover Rate	13.38%		15.57%		19.49%	8.31%	29.04%

(1)	Formerly known as the Global Sustainability Index Fund.

(2)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(3)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)	Per share amounts were less than $0.01 per share.

(6)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(7)	Annualized for periods less than one year.

(8)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, $34,000, $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(9)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(10)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

296	NORTHERN FUNDS PROSPECTUS

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NORTHERN FUNDS PROSPECTUS	297

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298	NORTHERN FUNDS PROSPECTUS

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NORTHERN FUNDS PROSPECTUS	299

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND FORM N-CSR AND STATEMENT OF ADDITIONAL INFORMATION
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual shareholder reports and Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Funds’ annual and semiannual shareholder reports, the SAI, and other information such as Fund financial statements are available free upon request by calling the Northern Funds Center at 800-595-9111, by sending an email request to: northern-funds@ntrs.com, or on Northern Funds’ website at northerntrust.com/funds. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
BY TELEPHONE
Call 800-595-9111
BY MAIL
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
ON THE INTERNET
The Funds’ documents are available online and may be downloaded from:

∎	The EDGAR database on the SEC’s website at www.sec.gov (text-only).

∎	Northern Funds’ website at northerntrust.com/funds.
Reports and other information about Northern Funds’ are available on the EDGAR database on the SEC’s internet site at http://www.sec.gov. You also may obtain copies of Northern Funds’ documents, after paying a duplicating fee, by electronic request to: publicinfo@sec.gov.

811-08236

NF PRO COMBO (7/25)	NORTHERN FUNDS PROSPECTUS	300

MONEY MARKET FUNDS

NORTHERN FUNDS PROSPECTUS
U.S. GOVERNMENT MONEY MARKET FUND
SHARES CLASS (NOGXX)
U.S. GOVERNMENT SELECT MONEY MARKET FUND
SHARES CLASS (NOSXX)
Prospectus dated July 31, 2025

You could lose money by investing in the Funds.
Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.
An investment in a Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor is not required to reimburse the Funds for losses, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

3	FUND SUMMARIES

	3	U.S. GOVERNMENT MONEY MARKET FUND

	8	U.S. GOVERNMENT SELECT MONEY MARKET FUND

13	INVESTMENT ADVISER

14	MANAGEMENT FEES

15	OTHER FUND SERVICES

16	PURCHASING AND SELLING SHARES

	16	PURCHASING SHARES

	16	OPENING AN ACCOUNT

	18	SELLING SHARES

20	ACCOUNT POLICIES AND OTHER INFORMATION

26	DIVIDENDS AND DISTRIBUTIONS

27	TAX CONSIDERATIONS

29	SECURITIES, TECHNIQUES AND RISKS

	29	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

36	FINANCIAL HIGHLIGHTS

40	FOR MORE INFORMATION

MONEY MARKET FUNDS	2	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FUND SUMMARIES
U.S. GOVERNMENT MONEY MARKET FUND
INVESTMENT OBJECTIVE
The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.33%

Other Expenses	0.03%

Transfer Agent Fees	0.02%

Other Operating Expenses	0.01%

Total Annual Fund Operating Expenses	0.36%

Expense Reimbursement(1)	(0.01)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.35%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.35%. This contractual limitation may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$36	$115	$201	$455
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash; securities issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, or sponsored enterprises; and repurchase agreements that are fully collateralized by cash or government securities. The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. government securities and repurchase agreements collateralized solely by U.S. government securities. Repurchase agreements are agreements in which the Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
The Fund operates as a “government money market fund” under Rule 2a‑7 of the Investment Company Act of 1940, as amended. As a “government money market fund” under Rule 2a‑7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00 share price, and (2) is not required to impose a liquidity fee on fund redemptions that might apply to other types of money market funds. The Fund may invest in shares of other government money market funds.
The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund invests in U.S. dollar-denominated securities with a remaining maturity of no more than 397 days (with certain exceptions permitted by applicable regulations). The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a‑7 of no more than 120 calendar days. The Fund will limit its investments to “eligible securities” as defined by applicable regulations, at the time of acquisition (e.g., government securities, shares of other money market funds, and securities that present minimal credit risks as determined

NORTHERN FUNDS PROSPECTUS	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND
by NTI, pursuant to guidelines approved by the Fund’s Board of Trustees). The Fund may invest in variable and floating rate instruments.
The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund. The Fund will generally hold a portion of its assets in cash to accommodate anticipated redemptions.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
STABLE NAV RISK is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure) the Fund could be subject to increased redemption activity, which could adversely affect its NAV.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security to decrease and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VARIABLE OR FLOATING RATE INSTRUMENTS RISK is the risk that securities with variable or floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the variable or floating rate securities, which only occur periodically. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to greater liquidity risk, which could impede their value.
INCOME RISK is the risk that the Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. Falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and

MONEY MARKET FUNDS	4	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND
credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies (“Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly hears its proportionate share of any expenses paid by the Underlying Funds in which it invests. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During the periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
CASH POSITIONS RISK is the risk that maintaining cash positions may negatively affect the Fund’s performance and potentially limit investment opportunities as a result of the Fund’s uninvested assets. Maintaining cash positions may also subject the Fund to increased credit risk exposure to the custodian bank.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
LARGE SHAREHOLDER RISK is the risk that a large proportion of the interests of the Fund may be held by a small number of investors (or a single investor) and the Fund may experience adverse effects when certain large shareholders, including funds or accounts over which the Fund’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or NAV. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Fund’s expense ratio due to expenses being allocated over a smaller asset base. Large purchases of the Fund’s shares or having a more concentrated shareholder base may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

NORTHERN FUNDS PROSPECTUS	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN(1)

(1) Year to date total return for the six months ended June 30, 2025 was 2.02%. For the periods shown in the bar chart above, the highest quarterly return was 1.28% in the fourth quarter of 2023, and the lowest quarterly return was 0.00% in the second quarter of 2021.
(2) Total returns for the period includes antitrust settlement proceeds. Absent these proceeds, total return would have been lower.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Shares Class	4.98%	2.25%	1.53%
For the current 7‑day yield call 800‑595‑9111 or visit northerntrust.com/funds.
MANAGEMENT
INVESTMENT ADVISER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

MONEY MARKET FUNDS	6	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT OBJECTIVE
The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.33%

Other Expenses	0.03%

Transfer Agent Fees	0.02%

Other Operating Expenses	0.01%

Total Annual Fund Operating Expenses	0.36%

Expense Reimbursement(1)	(0.01)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.35%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.35%. This contractual limitation may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$36	$115	$201	$455
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, or sponsored enterprises, and repurchase agreements that are fully collateralized by cash or government securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Fund will seek to invest at least 50% of its net assets in the following securities that pay interest that generally is exempt from state income taxation:

∎	U.S. Treasury bills;

∎	U.S. Treasury notes;

∎	U.S. Treasury STRIPS;

∎	securities issued by the Federal Home Loan Bank (FHLB);

∎	securities issued by the Federal Farm Credit Bank (FFCB); and

∎	securities issued by the Tennessee Valley Authority.
The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. government securities and repurchase agreements collateralized solely by U.S. government securities. Repurchase agreements are agreements in which the Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
The Fund operates as a “government money market fund” under Rule 2a‑7 of the Investment Company Act of 1940, as amended. As a “government money market fund” under Rule 2a‑7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00 share price, and (2) is not required to impose a liquidity fee on fund redemptions that might apply to other types of money market funds. The Fund may invest in shares of other government money market funds.
The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments.
Accordingly, the Fund invests in U.S. dollar-denominated securities with a remaining maturity of no more than 397 days (with certain exceptions permitted by applicable regulations).

MONEY MARKET FUNDS	8	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND
The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a‑7 of no more than 120 calendar days. The Fund will limit its investments to “eligible securities” as defined by applicable regulations at the time of acquisition (e.g., government securities, shares of other money market funds, and securities that present minimal credit risks as determined by NTI, pursuant to guidelines approved by the Fund’s Board of Trustees). The Fund may invest in variable and floating rate instruments. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund. The Fund will generally hold a portion of its assets in cash to accommodate anticipated redemptions.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
STABLE NAV RISK is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure) the Fund could be subject to increased redemption activity, which could adversely affect its NAV.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security to decrease and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VARIABLE OR FLOATING RATE INSTRUMENTS RISK is the risk that securities with variable or floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the variable or floating rate securities, which only occur periodically. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to greater liquidity risk, which could impede their value.
INCOME RISK is the risk that the Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. Falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

NORTHERN FUNDS PROSPECTUS	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies (“Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly hears its proportionate share of any expenses paid by the Underlying Funds in which it invests. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
CASH POSITIONS RISK is the risk that maintaining cash positions may negatively affect the Fund’s performance and potentially limit investment opportunities as a result of the Fund’s uninvested assets. Maintaining cash positions may also subject the Fund to increased credit risk exposure to the custodian bank.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
LARGE SHAREHOLDER RISK is the risk that a large proportion of the interests of the Fund may be held by a small number of investors (or a single investor) and the Fund may experience adverse effects when certain large shareholders, including funds or accounts over which the Fund’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or NAV. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Fund’s expense ratio due to expenses being allocated over a smaller asset base. Large purchases of the Fund’s shares or having a more concentrated shareholder base may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor is not required to reimburse to the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

MONEY MARKET FUNDS	10	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN(1)

(1) Year to date total return for the six months ended June 30, 2025 was 2.02%. For the periods shown in the bar chart above, the highest quarterly return was 1.31% in the fourth quarter of 2023, and the lowest quarterly return was 0.00% in the fourth quarter of 2021.
(2) Total returns for the period include antitrust settlement proceeds. Absent these proceeds, total return would have been lower.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Shares Class	4.98%	2.31%	1.56%
For the current 7‑day yield call 800‑595‑9111 or visit northerntrust.com/funds.
MANAGEMENT
INVESTMENT ADVISER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

NORTHERN FUNDS PROSPECTUS	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	12	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTMENT ADVISER
This Prospectus describes two money market funds (each a “Fund” and collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds and is responsible for their overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”
As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under custody of $14.24 trillion, and assets under investment management of $1.69 trillion.
Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

NORTHERN FUNDS PROSPECTUS	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MANAGEMENT FEES
As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates. The table below reflects the aggregate management fees paid by each of the Funds for the fiscal year ended March 31, 2025 after waivers and/or reimbursements (expressed as a percentage of each Fund’s respective average daily net assets).
NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for a Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2026. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one‑year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.
NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI.
Service providers to a Fund, including the Fund’s adviser and/or its affiliates may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses, including to avoid a negative yield. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time without notice. There is no guarantee that a Fund will be able to avoid a negative yield or maintain a specified minimum yield.
A discussion regarding the Board of Trustees’ basis for its approval of the Funds’ Management Agreement is available in the Funds’ filing on Form N‑CSR for the six‑month period ended September 30, 2024.

Fund	Aggregate Management Fees Paid for Fiscal Year Ended 3/31/25 after waivers and/or reimbursements, if any
U.S. GOVERNMENT MONEY MARKET	0.32%
U.S. GOVERNMENT SELECT MONEY MARKET	0.32%

MONEY MARKET FUNDS	14	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

OTHER FUND SERVICES
TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub‑administration agreement with NTI. NTI pays TNTC for its sub‑administration services out of its management fees, which do not represent additional expenses to the Funds.
TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.019% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre‑determined schedule of charges approved by the Trust’s Board of Trustees.
TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no‑action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.
Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	15	MONEY MARKET FUNDS

MONEY MARKET FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO‑LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including equity, fixed-income and multi-manager funds, which are described in a separate prospectus.
Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries.”)
PURCHASING SHARES
You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. With certain limited exceptions, the Funds are generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary.
If you have any questions or need assistance in opening an investment account or purchasing shares, call 800‑595‑9111.
OPENING AN ACCOUNT
THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding purchases of Fund shares through authorized intermediaries. If you purchase shares through an authorized intermediary, that intermediary may impose different investment minimums than those set forth by the Funds as described in this Prospectus. The Funds are not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.
For your convenience, there are a number of ways to invest directly in the Funds:
BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program.”

∎	For overnight delivery use the following address:
Northern Funds
c/o The Northern Trust Company
333 South Wabash Ave
Chicago, Illinois 60604

∎	For subsequent investments:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.
All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

MONEY MARKET FUNDS	16	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER TO OPEN A NEW ACCOUNT:

∎	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800‑595‑9111.

∎	Complete a New Account Application and send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)
BY DIRECT DEPOSIT
TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces
(e.g., ##########))
(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.
BY AUTOMATIC INVESTMENT
TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The minimum initial investment in each of the Funds is $250; $50 for monthly minimum additions.
TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800‑595‑9111 to obtain an Automatic Investment Plan Form.
∎	The minimum for automatic investment additions is $50.
If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.
BY DIRECTED REINVESTMENT
You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).
BY EXCHANGE
You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”
BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800‑595‑9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

NORTHERN FUNDS PROSPECTUS	17	MONEY MARKET FUNDS

MONEY MARKET FUNDS

SELLING SHARES
THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.
REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS
If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
BY MAIL
SEND A WRITTEN REQUEST TO:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.
BY WIRE
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800‑595‑9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.

BY CHECK – U.S. GOVERNMENT MONEY MARKET FUND AND U.S. GOVERNMENT SELECT MONEY MARKET FUND
If you authorize the check writing privilege on your New Account Application, you may redeem shares of the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund by check in amounts of $250 or more. If your account is already open:

∎	Call 800‑595‑9111 for the appropriate form.

∎	The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.

∎	Dividends are earned until the check clears the Transfer Agent.

∎	Checks you write will not be returned to you, although copies are available upon request.

∎	A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of the redemption by check.

∎	To place a stop payment request, call 800‑595‑9111. A $20 fee will be charged to the account.

∎	You may not use checks to close an account or redeem shares purchased within the past fifteen days.

∎
In accordance with the requirements of Rule 2a‑7 under the 1940 Act, the Funds’ Transfer Agent must have the capability to redeem and sell shares of the Funds at a price based on the current NAV per share, including the capability to redeem and sell at prices that do not correspond to the stable $1.00 NAV or price per share. In the event that a Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the check writing privilege for that Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

BY SYSTEMATIC WITHDRAWAL
If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800‑595‑9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.

MONEY MARKET FUNDS	18	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

BY EXCHANGE
The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800‑595‑9111 for more information.
BY TELEPHONE

∎	If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800‑595‑9111 to use the telephone privilege.
During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”
BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎
Although the Trust imposes no charges when you redeem shares of a Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	19	MONEY MARKET FUNDS

MONEY MARKET FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION
AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non‑automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day (see “Business Day”) that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting your account on the day the calculation is made. You should contact Northern Trust for more information about its automatic investment arrangements.
CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 4:00 p.m. Central time for each Fund. See “Business Day” below. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order. See “Good Order.”
Each Fund seeks to maintain a stable NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate fair value.
TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 4:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at the NAV next calculated after receipt of your purchase order in good order, provided that one of the following occurs:

∎	The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 4:00 p.m. Central time; or

∎
The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement or other agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent in accordance with the terms of the Trust’s or its agent’s agreement with the intermediary:

∎	Payment in federal or other immediately available funds is received by the close of the same Business Day in an account maintained with Northern Trust or an affiliate; or

∎
The purchase requests are placed through TNTC’s electronic fund trading platform and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time).

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.
IN‑KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in‑kind” of securities (instead of cash) from a Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.
MISCELLANEOUS PURCHASE INFORMATION.

∎
For shares purchased through a financial intermediary, the financial intermediary is responsible for transmitting purchase orders and delivering required funds on a timely basis. Your financial intermediary may have earlier trading deadlines than those described in this prospectus. Please contact your financial intermediary for more information.

∎
You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎	Exchanges into the Funds from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

∎
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

MONEY MARKET FUNDS	20	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

∎
Shares of a Fund are entitled to the dividends declared by the Fund beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

∎
The Trust and its agents, each reserve the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase or exchange order, in whole or in part. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings.”

∎
If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements. The state may sell escheated shares of a Fund and, if an investor subsequently seeks to reclaim the proceeds of liquidation from the state, the investor may only be able to recover the amount received when the shares of such Fund were sold. To avoid these outcomes and protect their property, shareholders that invest in a Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone (800‑637‑1380), or by logging into their account. The Funds, their Board of Trustees, and the Transfer Agent will not be liable to investors or their representatives for good faith compliance with state unclaimed property laws. Investors are responsible for checking their state’s unclaimed or abandoned property website for specific information.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 4:00 p.m. Central time will be executed on the same day at the NAV next calculated after receipt of your redemption order in good order.
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after 4:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Fund(s).
PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with a Fund, it is expected that under normal circumstances the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request in good order.
If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and a Fund. For redemption proceeds that are paid either directly to you from a Fund or to your intermediary for transmittal to you, it is expected that under normal circumstances payments will typically be made by wire, by ACH or by issuing a check by the next Business Day following receipt of a redemption request in good order from the intermediary by a Fund. Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Funds’ transfer agent. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order.
However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”
It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing from banks, including through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing,”). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in‑kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in‑kind). Redemption in‑kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.
Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request for up to seven days to provide NTI with time to determine if the Fund can redeem the request‑in‑kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.
The Funds do not intend to avail themselves of the ability to impose liquidity fees. However, the Board of Trustees reserves

NORTHERN FUNDS PROSPECTUS	21	MONEY MARKET FUNDS

MONEY MARKET FUNDS

the right, with notice to shareholders, to change this policy with respect to a Fund, thereby permitting that Fund to impose discretionary liquidity fees in the future.
MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎
The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the New York Stock Exchange (the “Exchange”) is closed (other than on holidays or weekends), or during which trading on the Exchange is restricted; (ii) when, in accordance with SEC rules and regulations, an emergency exists that makes the disposal of securities owned by a Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; (iii) as permitted by order of the SEC for the protection of Fund shareholders; or (iv) a Fund as part of a liquidation of the Fund, has suspended redemption of shares in accordance with SEC Rules and Regulations. Redemption payments may also be delayed in the event of a non‑routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks.

∎
If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎
For shares redeemed through a financial intermediary, the financial intermediary is responsible for transmitting redemption orders and crediting your account with redemption proceeds on a timely basis. Your financial intermediary may have earlier trading deadlines than those described in this prospectus. Please contact your financial intermediary for more information.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎	Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

∎
The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

∎
Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎
Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity or of an investor, or other circumstances determined by the Trust and Northern Trust to be in the best interest of the Trust and its shareholders.

∎
The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s or authorized agent’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎
You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

∎
The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings.”
EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares

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redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges. The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.
EXCESSIVE TRADING IN FUND SHARES. The Board of Trustees of the Trust has not adopted, on behalf of the Funds, policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Funds’ investments. Each Fund reserves the right to refuse a purchase order if management of the Funds determines that the purchase may not be in the best interests of the Funds.
TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures for initiating transactions by the Internet.
The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.
The Trust reserves the right to refuse a telephone redemption subject to applicable law.
MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.
SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.
BUSINESS DAY. A “Business Day” is each day the Exchange is open for business, except when the following federal holidays are observed: Columbus Day and Veterans Day. Fund shares will generally not be priced on days that the Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and Fund name;

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable;

∎
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800‑595‑9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.
CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be

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accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond markets close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day. In addition, the Board of Trustees of the Trust also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.
EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800‑595‑9111 or visit northerntrust.com/funds.
FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s NAV next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Funds;

∎	providing information to customers showing their positions in the Funds; and

∎	providing subaccounting services with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting services.
For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.15% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on‑going basis, they will increase the cost of your investment in the Funds.
The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.
Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one‑time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s

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requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.
Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.
State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.
PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
The Trust publishes on its website, northerntrust.com/funds, no later than the fifth business day of each month and for a period of not less than six months, a complete schedule of a Funds’ holdings and certain other information regarding portfolio holdings of each Fund as of the last business day of the prior month or subsequent calendar day of the preceding month. A Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy. Certain portfolio information concerning the Funds will be provided in monthly holdings reports to the SEC on Form N‑MFP. Form N‑MFP will be made available to the public on the SEC’s EDGAR database immediately upon filing after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N‑MFP will be provided on the Trust’s website.
A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.
SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual and an annual shareholder report as of September 30 and March 31, respectively. The reports will be made available on the Funds’ website at https://www.northerntrust.com/united‑states/what‑we‑do/investment‑management/ northern-funds/literature. Paper copies of these reports will be mailed to each shareholder of record that has not elected to receive the reports electronically. You may elect to receive future reports electronically at any time by contacting your financial intermediary or, if you invest directly with the Trust, by calling the Northern Funds Center at 800‑595‑9111 or by sending an e‑mail request to northernfunds@ntrs.com. Your election to receive reports electronically will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with the Trust.
If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements and other notices to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund. If you do not want your mailings combined with those of other members of your household, you may opt‑out at any time by contacting the Northern Funds Center by telephone at 800‑595‑9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e‑mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt‑out notice. The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800‑595‑9111 or by sending an e‑mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.
Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.
Each Fund’s net investment income is declared as a dividend on each Business Day and paid monthly. Net investment income includes interest accrued on the Fund’s assets less the Fund’s estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust’s fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. In that event, dividends will be paid promptly along with the redemption proceeds.
Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated under “Timing of Purchase Requests.” Otherwise, shares begin earning dividends on the day payment in federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.

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TAX CONSIDERATIONS
The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Capital losses in any year are deductible only to the extent of capital gains, plus, in the case of a non‑corporate taxpayer, generally $3,000 of income. Certain other special tax rules may apply to your capital gains or losses on Fund shares.
DISTRIBUTIONS. Each Fund has elected and intends to qualify as a regulated investment company for federal income tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income generally are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. Based on each Fund’s investment objectives and strategies, distributions generally will be taxed as ordinary income. The Funds also may make capital gain distributions. Because the Funds generally will be invested in debt instruments and not in shares of stock on which dividend income will be received, the Funds do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends for individuals or that will qualify for the dividends-received deduction for corporations.
Except as otherwise noted below, you generally will be subject to federal income tax at ordinary income tax rates on the Funds’ distributions to you regardless of whether they are paid in cash or reinvested in Fund shares. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non‑exempt interest, dividends and capital gains at a rate of 3.8%. You will be notified annually of the tax status of distributions to you.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation.
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns if distributions to you are at least $10 in the taxable year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.
IRAS AND OTHER TAX‑QUALIFIED PLANS. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax‑advantaged plan) will not be currently taxable unless shares are acquired with borrowed funds.
REDEMPTIONS. Redemptions are treated as sales for tax purposes and generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. As long as the Funds maintain a constant NAV of $1.00 per share, generally no gain or loss should be recognized upon the sale of shares of the Funds.
BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 24% of the dividends, capital gain distributions, and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that they are not subject to backup withholding or that they are an “exempt recipient.”
U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Fund distributions attributable to Fund income such as interest will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and in some cases eliminated) under an applicable tax

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treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Funds with a properly completed Form W‑8BEN or W‑8BEN‑E, as applicable, to establish entitlement for these treaty benefits. Dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax. The exemption may not apply, however, if the recipient’s investment in a Fund is effectively connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a taxable year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax. In addition, the Funds are required to withhold 30% tax on certain payments to certain foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax professionals regarding the tax consequences in their country of residence of an investment in a Fund.
STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information relating to the Funds is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
The following provides additional information regarding each Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summaries—Principal Investment Strategies section for each Fund, as well as information about additional investment strategies and techniques that a Fund may employ in pursuing its investment objective. The Funds also may make other types of investments to the extent permitted by applicable law. Additional information about the Funds, their investment strategies and risks can also be found in the Funds’ SAI. Future legislative, regulatory, or tax developments may affect the investments or investment strategies available to NTI in connection with managing the Funds, which may also adversely affect the Funds’ return potential and ability of the Funds to achieve their investment objective.
All investments carry some degree of risk that will affect the value of a Fund, its yield and investment performance and the price of its shares. An investment in each of the Funds is not a bank account and is not insured or guaranteed by the FDIC, any other government agency or Northern Trust, its affiliates, subsidiaries or any other bank.
The Funds seek to maintain a stable NAV of $1.00 per share. Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
The securities purchased by the Funds are subject to the maturity, quality, liquidity, diversification, and other requirements of Rule 2a‑7. Consistent with Rule 2a‑7, each of the Funds:

∎	Limits its dollar-weighted average portfolio maturity to 60 days or less;

∎
Limits its dollar-weighted average portfolio maturity without regard to maturity shortening provisions regarding interest rate readjustments under Rule 2a‑7 (also known as dollar-weighted average portfolio life) to 120 days or less;

∎	Buys securities with remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under Rule 2a‑7; and

∎	Invests only in U.S. dollar-denominated securities.
In addition, each Fund limits its investments to “Eligible Securities,” as defined by the SEC, at the time of acquisition. Securities in which such Funds may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.
An “Eligible Security” means a security (i) that has been determined by NTI, subject to guidelines approved by the Fund’s Board of Trustees, to present minimal credit risks to the fund; (ii) that is issued by other investment companies that are money market funds; or (iii) that is a U.S. government security.
In making minimal credit risk determinations, NTI includes an analysis of the capacity of each security’s issuer or guarantor to meet its financial obligations.
INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes.
During extraordinary market conditions and interest rate environments, all or any portion of the assets of the Funds may be uninvested (i.e., a portion of the Funds’ assets may be held in cash). The Funds may not achieve their investment objectives during this time.
Under unusual circumstances, the U.S. Government Select Money Market Fund may invest less than 50% of its net assets in U.S. government securities that pay interest exempt from state income taxation.
CREDIT (OR DEFAULT) RISK. Credit (or default) risk is the risk that an issuer of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. Concerns over an issuer’s ability to make principal or interest payments in a timely manner may cause the value of a fixed income security to decline. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a rapid deterioration in the market value of the Fund’s securities. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, the Funds may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
INCOME RISK is the risk that a Fund’s ability to distribute income to shareholders depends on the yield available from the

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Fund’s investments. Falling interest rates will cause a Fund’s income to decline. In addition, changes in the dividend policies of companies held by a Fund could make it difficult for the Fund to provide a predictable level of income. Income risk is generally higher for short-term debt securities.
INTEREST RATE RISK. A Fund’s yield will vary with changes in interest rates. During periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In a period of rising interest rates, a Fund’s yield may not increase proportionately or rise as quickly as the yields of certain other short-term investments. Investments held by a Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.
During periods when inflation rates are high or rising, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Funds’ investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and may impair a Fund’s ability to maintain a stable NAV per share. Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities held by a Fund may vary.
LARGE SHAREHOLDER RISK. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance. Such redemptions may force the Investment Adviser to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions by a large shareholder may also affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, a large shareholder redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in each such Fund’s expense ratio. Large shareholder purchases of a Fund’s shares or having a more concentrated shareholder base may adversely affect the Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained.
MARKET EVENTS RISK. Market events risk relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets throughout the world during the past several years. These conditions may recur.
The U.S. government and the Federal Reserve have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and through interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governmental or central bank actions, including interest rate increases, measures to address budget deficits, or contrary actions by different governments, as well as downgrades of sovereign debt, fluctuations in oil and commodity prices, dramatic changes in currency exchange rates and geopolitical events (including war and terror attacks) could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.
Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets.
Political turmoil within the U.S. and abroad may also impact the Funds. Certain changes in the U.S. economy, in particular, such as when the U.S. economy weakens or its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Funds have exposure. Although the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’

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investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non‑U.S. issuers, and could adversely affect financial markets generally. Global economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trade disputes and changes in trade regulation, tariff arrangements, terrorism, natural disasters, public health emergencies (including pandemics and epidemics) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.
You should also review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in‑kind.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on certain debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
INVESTMENT STRATEGY. To the extent consistent with its respective investment objective and principal investment strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to present minimal credit risk by the Investment Adviser. The Funds consider repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of the Fund’s investment policies. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after a Fund acquires the securities.
SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the credit worthiness of a foreign financial institution. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
The Funds intend to enter into transactions with counterparties that present minimal credit risks at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
STABLE NAV RISK is the risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times. If a Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Funds could be subject to increased redemption activity, which could adversely affect their NAV. A significant enough market disruption or drop in market prices of securities held by a Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.
STRIPPED SECURITIES (principal strategy for the U.S. Government Select Fund). These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise). They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation.

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The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may purchase stripped securities, including securities registered in the STRIP program.
SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Fund and adversely affect the Fund’s investment performance.
U.S. GOVERNMENT SECURITIES. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. Treasury obligations also include floating rate public obligations of the U.S. Treasury.
INVESTMENT STRATEGY. To the extent consistent with their investment objective and strategies, the Funds may invest in a variety of U.S. Treasury obligations and in other obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (including zero coupon securities).
SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g. U.S. Treasury bonds).
Floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”) have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the FRNs, which only occur periodically (see “Variable and Floating Rate Instruments” below). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, and short- and long-term variable and

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floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.
INVESTMENT STRATEGY. Each of the Funds may invest in variable or floating rate instruments to the extent consistent with its investment objective and strategies.
SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments which could impede their value. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a variable or floating instrument, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner.
CASH POSITIONS. As government money market funds, a portion of the Funds’ assets will likely be held in cash , primarily to meet redemptions.
SPECIAL RISKS. Maintaining cash positions may negatively affect the Funds’ performance and potentially limit investment opportunities as a result of the Portfolio’s uninvested assets. Maintaining cash positions may also subject the Portfolio to increased credit risk exposure to the custodian bank.
OTHER SECURITIES AND RISKS. Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund. Each Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
BORROWINGS. The Funds may borrow money from banks.
Each Fund may borrow money from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed).
Borrowings involve leveraging.
CREDIT FACILITY AND BORROWING. The Funds, the other funds of the Trust, and affiliated funds of Northern Institutional Funds for purposes of this discussion, (the “Borrowing Funds”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Borrowing Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Borrowing Funds may borrow up to an aggregate commitment amount of $185 million (the “Commitment Limit”) at any time, subject to asset coverage and other legal, regulatory or contractual limitations as specified in the Credit Facility and under the 1940 Act. Borrowing results in interest expense and other fees and expenses for the Borrowing Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Borrowing Fund’s yield. If a Borrowing Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Borrowing Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Borrowing Funds’ borrowings under the Credit Facility. As such, a Borrowing Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
INVESTMENT COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments in other government money market funds are included in a Fund’s 99.5% policy.
INVESTMENT STRATEGY. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act except as permitted by applicable SEC exemptive orders or rules, or no‑action relief. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open‑end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.
SPECIAL RISKS. Investments in other investment companies are subject to the risks of investing in the underlying securities or other instruments that such investment companies own. The value of the investments of an investment company in which a Fund invests will fluctuate in response to various market and economic factors related to the markets, as well as the financial condition and prospects of issuers in which the underlying investment companies invest. There can be no assurance that the underlying investment companies will achieve their investment objectives, and their performance may be lower than their represented asset classes.

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A Fund will bear a proportionate share of any fees and expenses paid by the investment companies in which the Fund invests. Because other investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors, such as a Fund, there may be duplication of investment management and other fees.
TEMPORARY INVESTMENTS. For capital preservation and liquidity, each Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of a Fund’s yield. Although the Investment Adviser has the ability to take temporary positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
The Funds may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are Eligible Securities for purchase by money market funds as described in the Funds’ SAI, in anticipation of or in response to adverse market, economic, political or other conditions. If the Funds’ portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The following provides additional risk information regarding investing in the Fund.
CYBERSECURITY RISK. The Funds and their investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial‑of‑service attacks, or (iv) otherwise disrupt normal business operations.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cybersecurity incidents affecting Service Providers, and such Service Providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds do not directly control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result. Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
OPERATIONAL RISK. The Investment Adviser to the Funds and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect a Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A

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delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally will purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

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MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS
THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.
Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual financial report, which is available on the Funds’ website and on the Funds’ Form N‑CSR filed with the SEC, or upon request and without charge by calling 800‑595‑9111.

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FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND					SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.05		0.02		—	(1)	—	(1)
Net realized and unrealized gains (losses)(2)	—		—		—		—		—
Total from Investment Operations	0.05		0.05		0.02		—		—
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.05)		(0.02)		(—	)(3)	(—	)(3)
Total Distributions Paid	(0.05)		(0.05)		(0.02)		—		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(4)	4.72	%(5)	5.07	%(6)	2.26	%(7)	0.01	%(8)(9)	0.03	%(10)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$22,209,987		$20,434,524		$18,584,575		$20,213,443		$17,518,409
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.35%		0.35%		0.34	%(11)	0.09	%(11)	0.22	%(11)
Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.36%		0.36%
Net investment income, net of reimbursements and credits	4.61%		4.95%		2.21	%(11)	0.01	%(11)	0.03	%(11)
Net investment income (loss), before reimbursements and credits	4.60%		4.94%		2.19%		(0.26)%		(0.11)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
During the fiscal year ended March 31, 2025, the Fund received monies related to certain nonrecurring litigation proceeds. The nonrecurring litigation proceeds had no effect on the Fund’s total return, net investment income ratio and gross investment income ratio.

(6)
During the fiscal year ended March 31, 2024, the Fund received monies related to certain nonrecurring litigation proceeds. The nonrecurring litigation proceeds had no effect on the Fund’s total return, net investment income ratio and gross investment income ratio.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $1,833,000. Total return excluding the voluntary reimbursement would have been 2.25%.

(8)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $47,814,000. Total return excluding the voluntary reimbursement would have been -0.25%.

(9)
During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(10)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $22,397,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(11)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

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MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND					SHARES
Selected per share data	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.05		0.02		—	(1)	—	(1)
Net realized and unrealized gains (losses)(2)	—		—		—		—		—
Total from Investment Operations	0.05		0.05		0.02		—		—
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.05)		(0.02)		—	(3)	—	(3)
Total Distributions Paid	(0.05)		(0.05)		(0.02)		—		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(4)	4.72	%(5)	5.10	%(6)	2.29	%(7)	0.25	%(8)(9)	0.03	%(10)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,357,994		$4,463,018		$3,509,978		$3,727,339		$3,911,252
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.35%		0.35%		0.34	%(11)	0.09	%(11)	0.23	%(11)
Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.36%		0.36%
Net investment income, net of reimbursements and credits	4.63%		4.98%		2.24	%(11)	0.23	%(11)	0.02	%(11)
Net investment income (loss), before reimbursements and credits	4.62%		4.97%		2.22%		(0.04)%		(0.11)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
During the fiscal year ended March 31, 2025, the Fund received monies related to certain nonrecurring litigation proceeds. The nonrecurring litigation proceeds had no effect on the Fund’s total return, net investment income ratio and gross investment income ratio.

(6)
During the fiscal year ended March 31, 2024, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.07% and the net investment income ratio and gross investment income ratio would have been 4.95% and 4.94%, respectively.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $338,000. Total return excluding the voluntary reimbursement would have been 2.28%.

(8)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $9,653,000. Total return excluding the voluntary reimbursement would have been -0.01%.

(9)
During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(10)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $4,729,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(11)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

MONEY MARKET FUNDS	38	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

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NORTHERN FUNDS PROSPECTUS	39	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION
ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS AND FORM N-CSR AND STATEMENT OF ADDITIONAL INFORMATION
Additional information about the Funds’ investments is available in the Fund’s annual and semi-annual shareholder reports and Form N‑CSR. In Form N‑CSR, you will find the Fund’s annual and semi-annual financial statements. Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Funds’ annual and semiannual shareholder reports, the SAI, and other information such as Fund financial statements are available free upon request by calling the Northern Funds Center at 800‑595‑9111, by sending an email request to: northern-funds@ntrs.com, or on Northern Funds’ website at northerntrust.com/funds. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
BY TELEPHONE
Call 800‑595‑9111
BY MAIL
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
ON THE INTERNET
The Funds’ documents are available online and may be downloaded from:

∎	The EDGAR database on the SEC’s website at www.sec.gov (text-only).

∎	Northern Funds’ website at northerntrust.com/funds.
Reports and other information about Northern Funds are available on the EDGAR database on the SEC’s internet site at http://www.sec.gov. You also may obtain copies of Northern Funds’ documents, after paying a duplicating fee, by electronic request to: publicinfo@sec.gov.

811-08236

MONEY MARKET FUNDS	40	NORTHERN FUNDS PROSPECTUS	NF PRO MMF (7/25)

PROSPECTUS DATED JULY 31, 2025
NORTHERN FUNDS
ULTRA-SHORT FIXED INCOME FUND
Siebert Williams Shank Shares
(SWSFX)

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, Siebert Williams Shank & Co., LLC or its affiliates, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

3	FUND SUMMARY

	3	ULTRA-SHORT FIXED INCOME FUND

9	INVESTMENT ADVISER

10	MANAGEMENT FEES

11	FUND MANAGEMENT

12	OTHER FUND SERVICES

13	PURCHASING AND SELLING SHARES

	13	PURCHASING SHARES

	13	OPENING AN ACCOUNT

	15	SELLING SHARES

17	ACCOUNT POLICIES AND OTHER INFORMATION

24	DIVIDENDS AND DISTRIBUTIONS

25	TAX CONSIDERATIONS

28	SECURITIES, TECHNIQUES AND RISKS

	28	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

41	FINANCIAL HIGHLIGHTS

47	FOR MORE INFORMATION

ULTRA‑SHORT FIXED INCOME FUND	2	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FUND SUMMARY

ULTRA-SHORT FIXED INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Siebert Williams Shank Shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Siebert Williams Shank Shares

Management Fees	0.23%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.30%

Expense Reimbursement(2)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.26%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.25%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Siebert Williams Shank Shares	$27	$92	$165	$377
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds and debentures;

∎	Inflation-indexed securities; and

∎	Mortgage and other asset-backed securities.
Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. Companies in the financial services industry include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or

NORTHERN FUNDS PROSPECTUS	3	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). Credit ratings are determined at the time of purchase. The Fund’s average portfolio is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund seeks to provide investors with more yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its share price will fluctuate.
In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. NTI may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on NTI’s interest rate outlook or adverse market conditions.
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK is the risk that, because the Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Specifically, the Fund is vulnerable to conditions that impact companies in the financial services industry, such as increased competition impacting market shares and prices, company mergers increasing industry interconnectedness, and cybersecurity attacks exposing protected information. Changes in both domestic and foreign government regulation and interest rates and economic downturns, among other factors, can have a significant negative effect on issuers in the financial services industry, including the price of the issuer’s securities or ability to meet their payment obligations. Because the Fund concentrates its investments in the financial services industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial,

ULTRA‑SHORT FIXED INCOME FUND	4	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

NORTHERN FUNDS PROSPECTUS	5	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND

ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of the individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities, and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly

ULTRA‑SHORT FIXED INCOME FUND	6	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Siebert Williams Shank & Co., LLC or its affiliates, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one that reflects the market segments in which the Fund invests), in that order.
The returns shown for periods ended prior to September 13, 2022 are those of the Shares Class shares of the Fund at net asset value. Siebert Williams Shank shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 2.56%. For the periods shown in the bar chart above, the highest quarterly return was 2.78% in the second quarter of 2020, and the lowest quarterly return was (1.42)% in the first quarter of 2022.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31,2024)

	1-Year	5-Year	10-Year
Siebert Williams Shank Shares(1)
Returns before taxes	5.94%	2.66%	2.20%
Returns after taxes on distributions	3.89%	1.62%	1.34%
Returns after taxes on distributions and sale of Fund shares	3.49%	1.59%	1.32%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	(1.70)%	(1.96)%	0.15%
ICE BofA 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)	4.75%	2.01%	1.63%

(1)
The inception date of Siebert Williams Shank Shares is September 13, 2022. Performance shown prior to the inception date is that of the Fund’s Shares Class shares at NAV. Performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the

NORTHERN FUNDS PROSPECTUS	7	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
investment adviser of the Ultra-Short Fixed Income Fund. Bilal Memon, Morten Olsen and Chaitanya Mandavakuriti, each a Senior Vice President of NTI, have been the managers of the Fund since October 2018, July 2016 and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Siebert Williams Shank shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Siebert Williams Shank shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Siebert Williams Shank shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange Siebert Williams Shank shares of the Fund through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase Siebert Williams Shank shares of the Fund directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.
∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595- 9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595- 9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ULTRA‑SHORT FIXED INCOME FUND	8	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

INVESTMENT ADVISER
This Prospectus describes one fund (the “Fund”), which is currently offered by Northern Funds (the “Trust”).
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund and is responsible for its overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”
As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under custody of approximately $14.24 trillion, and assets under investment management of $1.69 trillion.
Under the Management Agreement with the Trust, on behalf of the Fund, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees (the “Board”), is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Fund.

NORTHERN FUNDS PROSPECTUS	9	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

MANAGEMENT FEES
As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates. The table reflects the aggregate management fees paid by the Fund for the fiscal year ended March 31, 2025 after waivers and/or reimbursements, if any (expressed as a percentage of the Fund’s average daily net assets).
NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2026. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time if it determines that it is in the best interests of the Fund and its shareholders.
NTI has contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in a money market mutual fund managed by NTI that complies with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).
Service providers to the Fund, including the Fund’s adviser and/or its affiliates may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time, without notice.
A discussion regarding the Board’s basis for its approval of the Fund’s Management Agreement is available in the Fund’s filing on Form N-CSR for the six-month period ended September 30, 2024.

Fund	Aggregate Management Fees Paid for Fiscal Year Ended 3/31/2025 after waivers and/or reimbursements, if any
ULTRA-SHORT FIXED INCOME	0.19%

ULTRA‑SHORT FIXED INCOME FUND	10	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FUND MANAGEMENT
The managers for the Fund are Bilal Memon, Morten Olsen and Chaitanya Mandavakuriti, each a Senior Vice President of NTI. Messrs. Memon, Olsen and Mandavakuriti have been managers of the Fund since October 2018, July 2016 and July 2024, respectively. Mr. Memon joined NTI in 2007 and is a portfolio manager in the Short Duration Fixed Income Group. Mr. Olsen joined NTI in 2009 and is the Director of Multi-Sector Portfolio Management. Mr. Mandavakuriti joined NTI in 2013 and is a Fixed Income Portfolio Manager responsible for the management of international fixed income index portfolios with a focus on credit. Each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

NORTHERN FUNDS PROSPECTUS	11	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

OTHER FUND SERVICES
TNTC serves as Transfer Agent, Custodian, and Securities Lending Agent for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Fund pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees, which do not represent additional expenses to the Fund.
TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.0385% of the average daily net assets of the Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board.
Pursuant to an exemptive order issued by the SEC, TNTC serves as Securities Lending Agent for the Fund. For rendering securities lending services, TNTC receives a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.
The Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. The uninvested cash of the Fund is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual fund operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio are at an annual rate of 0.25% of the average daily net asset value (“NAV”) of those assets. However, to the extent of any duplicative advisory fees, NTI has contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI.
TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.
Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

ULTRA‑SHORT FIXED INCOME FUND	12	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and the Fund should not be relied upon as a complete investment program. The Trust also offers additional funds, which are described in separate prospectuses.
Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary does not reflect any charges that may be imposed by TNTC, its affiliates, Siebert Williams Shank & Co., LLC (“SWS”) or other financial intermediaries on their customers. SWS is an independent, non-banking financial services firm. SWS is not affiliated with Northern Trust. (For more information, please see “Account Policies and Other Information—Financial Intermediaries”.)
SIEBERT WILLIAMS SHANK SHARES
The Fund is authorized to offer two classes of shares: Shares
Class shares and Siebert Williams Shank shares. Shares Class shares are described in a separate prospectus. Siebert Williams Shank shares bear their pro rata portion of all operating expenses paid by the Fund, except for service fee amounts payable under the Service Plan that has been adopted for the Fund’s Siebert Williams Shank shares and transfer agent fees.
Under the Service Plan for Siebert Williams Shank Shares, NTI and the Trust are authorized to enter into written agreements on behalf of the Fund with financial intermediaries (including banks, trust companies, brokers, investment advisers, securities dealers, financial institutions and other industry professionals) that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of the Fund (collectively, “Service Organizations”). Pursuant to such agreements, Service Organizations provide support services to their clients who beneficially own Siebert Williams Shank shares of the Fund.
The Service Plan provides for payments at an annual rate of up to 0.15% of the average daily NAV of Siebert Williams Shank shares of the Fund beneficially owned by such clients.
PURCHASING SHARES
You may purchase Siebert Williams Shank shares of the Fund directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain authorized intermediaries. With certain limited exceptions, Siebert Williams Shank shares of the Fund are generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.
OPENING AN ACCOUNT
THROUGH AN AUTHORIZED INTERMEDIARY. The Trust has authorized SWS and certain other institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding purchases of Siebert Williams Shank shares of the Fund through authorized intermediaries. If you purchase Siebert Williams Shank shares of the Fund through an authorized intermediary, that intermediary may impose different investment minimums than those set forth by the Fund as described in this Prospectus. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
DIRECTLY FROM THE FUND. You may open a shareholder account and purchase Siebert Williams Shank shares of the directly from the Fund with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment for Siebert Williams Shank shares is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.
For your convenience, there are a number of ways to invest directly in the Fund:
BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

NORTHERN FUNDS PROSPECTUS	13	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program.”

∎	For overnight delivery use the following address:
Northern Funds
c/o The Northern Trust Company
333 South Wabash Avenue
Chicago, Illinois 60604

∎	FOR SUBSEQUENT INVESTMENTS:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.
All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler’s checks, money orders and third party checks are not acceptable.
BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER
TO OPEN A NEW ACCOUNT:

∎	For information and/or instructions regarding the purchase of Siebert Williams Shank shares of the Fund, call the Northern Funds Center at 800-595-9111.

∎	Complete a New Account Application and send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)

BY DIRECT DEPOSIT
TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:
ABA Routing No. 0710-00152
(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.
BY AUTOMATIC INVESTMENT
TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The minimum initial investment in the Fund is $250; $50 for monthly minimum additions.
TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

∎	The minimum for automatic investment additions is $50.
If you discontinue participation in the plan, the Fund reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.
BY DIRECTED REINVESTMENT
You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

ULTRA‑SHORT FIXED INCOME FUND	14	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

BY EXCHANGE
You may open a new account or add to an existing account by exchanging Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical, or where available through your Northern Funds account or certain financial intermediaries.
THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you have an account with Northern Trust, you may purchase Siebert Williams Shank shares of the Fund through Northern Trust. You also may purchase shares of any class through other financial institutions that have entered into agreements with the Trust, including SWS. To determine whether you may purchase shares through your institution, contact your institution directly or call 800- 595-9111. Northern Trust and other financial institutions may impose charges against your account, which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.
SELLING SHARES
THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.
REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND
If you purchased Siebert Williams Shank shares of the Fund directly from the Fund or, if you purchased your Siebert Williams Shank shares of the Fund through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
BY MAIL
SEND A WRITTEN REQUEST TO:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.
BY WIRE
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800-595-9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.
BY SYSTEMATIC WITHDRAWAL
If you own Siebert Williams Shank shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800-595-9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.

NORTHERN FUNDS PROSPECTUS	15	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

BY EXCHANGE
The Trust offers you the ability to exchange Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. If you hold your shares through certain financial intermediaries, you may have limited exchangeability among the Funds and into other funds of the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800-595-9111 for more information.
BY TELEPHONE
If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800-595-9111 to use the telephone privilege.

∎
During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

REDEEMING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you purchased your shares of the Fund through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎
Although the Trust imposes no charges when you redeem Siebert Williams Shank shares of the Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

ULTRA‑SHORT FIXED INCOME FUND	16	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ACCOUNT POLICIES AND OTHER INFORMATION
CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each class of shares of the Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of the class. For each class of shares, the NAV is calculated on each Business Day as of 3:00 p.m. Central time. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order. See “Good Order.”
Equity securities listed on a recognized U.S. securities exchange or quoted on the NASDAQ National Market System, including shares of exchange-traded funds, are priced at the last quoted sale price, or the official closing price on the primary exchange or market on which they are traded on the valuation date. Securities with no reported sale on the valuation date are priced at the most recent quoted bid price.
The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments, subject to oversight by the Board. Accordingly, any securities for which market quotations are not readily available, or for which the available price has been determined to not represent a reliable, current market value, are valued at fair value as determined in good faith by the Investment Adviser in accordance with valuation procedures approved by the Board (the “Valuation Procedures”). Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. The Investment Adviser, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Valuation Procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Investment Adviser may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Investment Adviser to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.
The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.
If the Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.
TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at the NAV next calculated after receipt of your purchase order in good order, provided that one of the following occurs:

∎	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

∎
The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent in accordance with the terms of the Trust’s or its agent’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on any Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.
MISCELLANEOUS PURCHASE INFORMATION.

∎
You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎	Exchanges into the Fund from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

∎
The Trust and its agents each reserve the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase or exchange order, in whole or in part. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings”.

NORTHERN FUNDS PROSPECTUS	17	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

∎
If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements. The state may sell escheated shares of the Fund and, if an investor subsequently seeks to reclaim the proceeds of liquidation from the state, the investor may only be able to recover the amount received when the shares of the Fund were sold. To avoid these outcomes and protect their property, shareholders that invest in the Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone (800-637-1380), or by logging into their account. The Fund, its Board of Trustees, and the Transfer Agent will not be liable to investors or their representatives for good faith compliance with state unclaimed property laws. Investors are responsible for checking their state’s unclaimed or abandoned property website for specific information.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at the NAV next calculated after receipt of your redemption order in good order.
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the Fund (less any applicable redemption fee).
PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with the Fund, it is expected that under normal circumstances the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request.
If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and the Fund. For redemption proceeds that are paid either directly to you from the Fund or to your intermediary for transmittal to you, it is expected that under normal circumstances payments will typically be made by wire, by ACH or by issuing a check by the next Business Day following receipt of a redemption request in good order from the intermediary by the Fund. Intermediaries are responsible for timely transmittal of redemption requests by their customers to the Fund’s transfer agent. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”
It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing from banks, including through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing”). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. The Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by the Fund.
MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎
The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

∎
If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎
Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎	Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an

ULTRA‑SHORT FIXED INCOME FUND	18	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

account at the Fund’s then current NAV of the applicable share class, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or other circumstances determined to be in the best interest of the Trust and its shareholders.

∎
The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s or authorized agent’s death until Northern Trust receives required documentation in correct form; or (iii) if there is a reason to believe a fraudulent transaction may occur or has occurred.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

∎
The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the Exchange is closed (other than on holidays or weekends), or during which trading on the Exchange is restricted; (ii) when, in accordance with SEC rules and regulations, an emergency exists that makes the disposal of securities owned by the Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Fund shareholders. Redemption payments may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks.

∎
The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings.”
EXCHANGE PRIVILEGES. You may exchange Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.
The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.
POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended to serve as long-term investment vehicles and is not designed for investors that engage in short-term trading in violation of the policies and procedures described below (i.e., a purchase of the Fund’s shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. To the extent the Fund invests primarily in foreign securities, the Fund may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy or the practices established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.
To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a 90-day period. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same

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Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a 90-day period if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

∎	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	systematic withdrawal plans and automatic exchange plans;

∎	reinvestment of dividends, distributions or other payments;

∎	a death or post-purchase disability of the beneficial owner of the account;

∎	minimum required distributions from retirement accounts;

∎	the return of excess contributions in retirement accounts; and

∎	redemptions initiated by the Fund.
Pursuant to the policies and procedures adopted by the Board of Trustees, the Trust has developed criteria to identify trading activity that may be excessive. The Transfer Agent reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a 90-day period, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund.
The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will use reasonable efforts to apply the criteria in a manner that, in the Trust’s judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.
IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.
TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.
The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record. The Trust reserves the right to refuse a telephone redemption subject to applicable law.
MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You

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may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.
SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided.
Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.
BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund Shares may be priced on days when the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day or on the days when the Federal Reserve Bank of New York is open.
GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and the Fund name;

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable; and

∎
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.
CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or bond markets close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day.
In addition, the Board of Trustees of the Trust also may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.
EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northerntrust.com/funds.
FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks,

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trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.
The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Fund;

∎	providing information to customers showing their positions in the Fund; and

∎	providing subaccounting services with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting services.
For their services, Service Organizations may receive fees from Siebert Williams Shank shares of the Fund at annual rates of up to 0.15% of the average daily NAV of the Siebert Williams Shank Shares of the Fund covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund.
The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.
NTI has entered into an agreement with SWS whereby NTI pays SWS a fee for distribution and other services provided by SWS. The additional compensation and payments will be paid to SWS by NTI or its affiliates and will not represent an additional expense to the Fund or its shareholders. Such payments may provide an incentive for SWS to recommend shares of the Fund when it might not have done so absent such payments.
Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.
Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.
State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.
PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
A complete schedule of the Fund’s holdings, current as of calendar month-end, will be available on the Trust’s website at northerntrust.com/funds no earlier than ten (10) calendar days after the end of the respective period. The Fund will also publish its top ten holdings on its website, current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the website at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that

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includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. The Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy.
A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.
SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual and an annual shareholder report as of September 30 and March 31, respectively. The reports will be made available on the Trust’s website at https://www.northerntrust.com/united-states/what-we- do/investment-management/northern-funds/literature. Paper copies of these reports will be mailed to each shareholder of record that has not elected to receive the reports electronically. You may elect to receive future reports electronically at any time by contacting your financial intermediary or, if you invest directly with the Trust, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to northernfunds@ntrs.com. Your election to receive reports electronically will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with the Trust.
If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements and other notices to all shareholders who share the same mailing address, even if more than one person in a household holds shares of the Fund. If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your opt-out notice. The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SIEBERT WILLIAMS SHANK SHARES OF THE FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in the Fund in the Trust in which you maintain an account.
Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.
The following table summarizes the general distribution policies for each of the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually

*	Siebert Williams Shank Shares of Fund are entitled to the dividends declared, if any, by the Fund beginning on the next Business Day after the purchase order is executed.

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TAX CONSIDERATIONS
The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
DISTRIBUTIONS. The Fund has elected and intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income generally are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs and Master Limited Partnerships (“MLPs”) that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%.
There are certain tax requirements that the Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.
Distributions of “qualifying dividends” by the Fund will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.
To the extent that the Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income. Passive foreign investment companies are not qualified foreign corporations for this purpose.
The Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Fund does not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income or treated as section 199A dividends.
A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fund will generally not qualify for this deduction.
To the extent that the Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate.

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Additionally, the Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.
Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
REIT or MLP investments of the Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains. The Fund may classify such distributions as section 199A dividends.
You should also note that if you purchase shares of the Fund just before it makes a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of the Fund for shares of another fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The Fund is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.
IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were purchased with borrowed funds.
BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 24% of the dividends, capital gain distributions, and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable

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interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that they are not subject to backup withholding or that they are an “exempt recipient.”
U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors will generally be exempt from U.S. federal income tax on distributions attributable to net capital gains. The exemption may not apply, however, if an investment in the Fund is effectively connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a taxable year and certain other conditions are met.
Fund distributions attributable to other categories of Fund income, such as interest or dividends from companies whose securities are held by the Fund or an Underlying Fund of Global Tactical Asset Allocation Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits.
Dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is effectively connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a taxable year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax. Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs or MLPs will be subject to U.S. withholding tax at rates up to 21%.
If a foreign shareholder holds more than 5% of the Fund at any time during the 5-year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gross proceeds at a 15% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.
In addition, the Fund is required to withhold 30% tax on certain payments to certain foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in the Fund.
STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
The following provides additional information regarding the Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summary—Principal Investment Strategies section, as well as information about additional investment strategies and techniques that the Fund may employ in pursuing its investment objective. The Fund also may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies and risks can also be found in the Fund’s SAI. Future legislative, regulatory, or tax developments may affect the investments or investment strategies available to NTI in connection with managing the Fund, which may also adversely affect the Fund’s return potential and ability of the Fund to achieve its investment objective.
All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.
INVESTMENT OBJECTIVE. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to the Fund’s investment objective.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities.
A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may purchase asset-backed securities. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by the Fund.
SPECIAL RISKS. Asset-backed and mortgage-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risks. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored enterprises, mortgage-backed securities issued by private issuers do not have a government or government-sponsored enterprise guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Credit supports, if any, generally apply only to a fraction of a security’s value and may be inadequate to protect investors in the event of a default. When interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. A future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. Investments in mortgage-backed securities comprised of subprime mortgages

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and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities that are held by the Fund. Convertible securities will be rated “investment grade” at the time of purchase.
SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other market and issuer-specific risks that apply to the underlying common stock. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.
CREDIT (OR DEFAULT) RISK. Credit risk, also called default risk, is the risk that an issuer of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. Concerns over an issuer’s ability to make principal or interest payments in a timely manner may cause the value of a fixed income security to decline. The credit quality of a debt security or of the issuer of a debt security held by a Fund could deteriorate rapidly, which may impair a Fund’s liquidity or cause a deterioration in the market value of a Fund’s securities. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
DEBT EXTENSION RISK is the risk that when interest rates rise, an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s share price to decrease and the Fund may lose opportunities to invest in higher yielding securities.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK. The financial services industry includes the group of industries within the financial services sector. Asset-backed securities with underlying assets related to the financial services industry are grouped by the Investment Adviser within the financial services industry. Companies in the financial services group of industries include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
INVESTMENT STRATEGY. The Fund will concentrate its investments in the financial services industry. Therefore, under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. The Fund may, however, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in securities issued by companies in the financial services industry appears to be in the best interest of shareholders.
SPECIAL RISKS. Because the Fund will under normal market conditions invest at least 25% of its total assets in securities issued by companies in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Specifically, the Fund is vulnerable to conditions that impact companies in the financial services industry, such as increased competition impacting market shares and prices, company mergers increasing industry interconnectedness, and cybersecurity attacks exposing protected information. Changes in both domestic and foreign government regulation, interest rates and economic downturns can have a significant negative effect on issuers in the financial services industry, including the

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price of the issuer’s securities or ability to meet their payment obligations. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.
In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during periods of rising interest rates.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) CONSIDERATIONS. Alongside traditional financial and economic analysis (e.g., expected return on investment), the Investment Adviser may include additional factors and investment characteristics, such as the potential impacts of ESG or other factors on a particular investment, in its assessment of portfolio investments.
INVESTMENT STRATEGY. ESG factors are just one of many investment considerations the Investment Adviser may examine when evaluating potential investments for the Fund’s portfolio. Such factors are not solely determinative in any investment decision made by the Investment Adviser and therefore the Fund may still invest in securities of issuers that may be viewed as having a high ESG risk profile. Any ESG analysis utilized by the Investment Adviser as part of its investments process may involve the use of third-party research as well as proprietary research. ESG considerations that may be assessed as part of the Fund’s investment process may change over time and may vary across types of eligible investments. The Investment Adviser does not assess every investment or issuer for ESG factors and, when it does, not every ESG factor may be identified or evaluated.
SPECIAL RISKS. The Fund may underperform funds that do not incorporate ESG factors when making investment decisions or funds that use a different methodology to identify and/or incorporate ESG factors. ESG is not a uniformly defined characteristic and ESG standards differ by region and industry. A company’s ESG practices or third-party service providers’ (e.g., data and/or ratings providers) assessment of a company’s ESG practices may change over time. Any assessment by the Investment Adviser of an issuer’s ESG factors is subjective and will likely differ from that of investors, third-party service providers and other funds. As a result, securities selected by the Investment Adviser that exhibit ESG factors may not reflect the beliefs and values of any particular investor. The Investment Adviser also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party service providers, the timeliness, completeness and accuracy of which is out of the Investment Adviser’s control. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
FOREIGN INVESTMENTS. Foreign securities include direct investments in U.S. dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”). ADRs are U.S. dollar- denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign securities. In determining if a security is economically tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain

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money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above.
The Fund also may invest in foreign time deposits and other short-term instruments. The Fund may invest in foreign fixed-income securities that are U.S. dollar-denominated, including ADRs, foreign time deposits and other short-term instruments.
SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and the Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations.
Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Moreover, clearance and settlement procedures may differ from those in the U.S. and in certain markets such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The Investment Adviser may determine not to invest in, or may limit the Fund’s overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.
INTEREST RATE RISK. The Fund’s yield will vary with changes in interest rates. During periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In a period of rising interest rates, the Fund’s yield may not increase proportionately or rise as quickly as the yields of certain other short-term investments. Investments held by the Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.
During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment may cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in low or negative yield and a decline in the Fund’s NAV.
INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

∎	BBB or higher by S&P;

∎	Baa3 or higher by Moody’s;

∎	BBB or higher by Fitch; or

∎	BBB or higher by DBRS Morningstar Ratings Limited (“DBRS”).

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A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in investment grade fixed-income securities. The Fund invests principally in fixed-income securities that are rated at the time of purchase as investment grade. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Fund generally will be investment grade.
SPECIAL RISKS. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.
MANAGEMENT RISK is the risk that the Fund could experience losses if the investment adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolios prove to be incorrect. There can be no guarantee that the investment adviser’s investment decisions and investment techniques will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
MARKET RISK is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.
The United States and international markets have periodically experienced extraordinary volatility including, substantial price volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has historically taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful or that the U.S. Government will continue to support distressed institutions. Continuing market problems and government intervention in the economy may adversely affect the Fund.
MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets throughout the world during the past several years. These conditions may recur.
The U.S. government and the Federal Reserve have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and through interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governmental or central bank actions, including interest rate increases, measures to address budget deficits, or contrary actions by different governments, as well as downgrades of sovereign debt, fluctuations in oil and commodity prices, dramatic changes in currency exchange rates and geopolitical events (including war and terror attacks) could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets.
Political turmoil within the U.S. and abroad may also impact the Fund. Certain changes in the U.S. economy, in particular, such as when the U.S. economy weakens or its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Although the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s

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investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers, and could adversely affect financial markets generally. Global economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trade disputes and changes in trade regulation, tariff arrangements, terrorism, natural disasters, public health emergencies (including pandemics and epidemics) and other circumstances in one country or region could have profound impacts on global economies or markets.
As a result, whether or not the Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and wars in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund. You should also review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in-kind.
MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds. Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Certain municipal obligations are issued with interest rates that adjust periodically. Such municipal floating-rate debt obligations are generally indexed to the SIFMA Municipal Swaps Index, the Consumer Price Index or other indices. Municipal floating-rate debt obligations include, but are not limited to, municipal floating rate notes, floating-rate notes issued by tender option bond trusts, auction rate preferred securities, synthetic floating-rate securities (e.g., a fixed-rate instrument that is subject to a swap agreement converting a fixed rate to a floating rate) and other municipal instruments with floating interest rates (such as variable rate demand preferred shares and variable rate term preferred shares).
Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
The Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

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INVESTMENT STRATEGY. The Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Fund on such investments will be taxable to shareholders.
SPECIAL RISKS. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments on principal and/or interest or otherwise affect the value of such securities. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value. Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.
In addition, when a substantial portion of the Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry, or similar projects (such as those relating to education, health care, housing, transportation, and utilities) whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer’s credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Municipal issuers defaulting on obligations, being downgraded, or commencing insolvency proceedings, could have a significant impact on the prices of some or all of the municipal instruments held by the Fund.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected.
The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment, will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.

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REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to present minimal credit risk by the Investment Adviser. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after the Fund acquires the securities.
SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments”). Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the credit worthiness of a foreign financial institution. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.
RESTRICTED SECURITIES RISK. The Fund may invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933. Limitations on the resale of restricted securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value because market quotations may not be readily available and the securities may have significant volatility. Also, the Fund may receive only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss.
SOVEREIGN DEBT RISK. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, and political considerations. They are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. GOVERNMENT SECURITIES. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit

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issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. treasury obligations also include floating rate public obligations of the U.S. Treasury.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in a variety of U.S. Treasury obligations and, except for the U.S. Treasury Index Fund, also may invest in other obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (including zero coupon securities).
SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”) have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the FRNs, which only occur periodically (see “Variable and Floating Rate Instruments” below). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities held by the Fund may vary.
WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in warrants and similar rights. The Fund also may purchase bonds that are issued in tandem with warrants.
SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.
ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in zero coupon, pay- in-kind and capital appreciation bonds.
SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.
OTHER SECURITIES AND RISKS. Additionally, to the extent consistent with its investment objectives and strategies, the

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Fund may purchase other types of securities or instruments similar to those described in these sections. You should carefully consider the risks discussed in these sections before investing in the Fund.
The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions.
INVESTMENT STRATEGY. The Fund may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
CREDIT FACILITY AND BORROWING. The Fund, the other funds of the Trust, and affiliated funds of Northern Institutional Funds (for purposes of this discussion, the “Borrowing Funds”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Borrowing Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Borrowing Funds may borrow up to an aggregate commitment amount of $185 million (the “Commitment Limit”) at any time, subject to asset coverage and other legal, regulatory or contractual limitations as specified in the Credit Facility and under the 1940 Act. Borrowing results in interest expense and other fees and expenses for the Borrowing Funds that may impact the Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Borrowing Fund’s yield. If a Borrowing Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Borrowing Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Borrowing Fund’s borrowings under the Credit Facility. As such, a Borrowing Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. U.S. Treasury securities are sold under such names as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). Like other stripped obligations, custodial receipts entitle the holder to future interest payments or principal payments or both on securities held by the custodian.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest a portion of its assets in custodial receipts. Investments by the Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Fund’s net assets.
SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purpose of securities laws. If for tax purposes the Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser to the Fund.
SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-

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governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price or that these investments may be considered illiquid.
LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. This collateral is marked-to-market on a daily basis.
INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds managed by NTI. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities.
SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. Upon return of the loaned securities, the Fund would be required to return the related cash collateral to the borrower and may be required to liquidate portfolio securities in order to do so. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. The Fund also will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
TEMPORARY INVESTMENTS. To the extent consistent with its investment objectives and strategies, the Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.
INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse market conditions.
SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. In low interest rate environments, cash and cash equivalent assets may not generate income in excess of Fund expenses and therefore would impact the Fund’s performance. The Fund also may miss investment opportunities and have a lower total return during these periods.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in variable or floating rate instruments.
SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk and default risk, which could impede their value. Because there is no active secondary market for

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certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a variable or floating instrument, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund generally will purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The following provides additional risk information regarding investing in the Fund.
CYBERSECURITY RISK. The Fund and its investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations.
Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund have limited ability to prevent or mitigate cybersecurity incidents affecting Service Providers, and such Service Providers may have limited indemnification obligations to the Fund or its investment adviser, and the Fund cannot control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operation may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.
INFLATION-INDEXED SECURITIES RISK is the risk that the Fund may be required to liquidate certain investments when it is not advantageous to do so in order to make distributions to shareholders. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual

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distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. In periods of deflation, the Fund may not receive any income from an inflation-indexed security, which may cause amounts previously distributed to be characterized in some circumstances as a return of capital.
LARGE SHAREHOLDER RISK. To the extent a significant percentage of the shares of the Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect the Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the increase of taxable income and/or gains. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in each such Fund’s expense ratio. Large share purchases may adversely affect the Fund’s performance to the extent that the Fund are delayed in investing new cash or otherwise maintain a larger cash position than they ordinarily would.
MATURITY RISK. The Fund will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Fund cannot guarantee that these estimates will, in fact, be accurate or that its average maturities will remain within any specified limits.
OPERATIONAL RISK. The Investment Adviser and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect the Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
The Fund may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

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FINANCIAL HIGHLIGHTS
THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.
Certain information reflects the financial results for a single Siebert Williams Shank Shares Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).
This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual financial report, which is available on the Fund’s website and on the Fund’s Form N‑CSR filed with the SEC, or upon request and without charge by calling 800‑595‑9111.

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FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

ULTRA-SHORT FIXED INCOME FUND	SIEBERT WILLIAMS SHANK
Selected per share data	YEAR ENDED MARCH 31, 2025		YEAR ENDED MARCH 31, 2024		PERIOD ENDED MARCH 31, 2023(1)
Net Asset Value, Beginning of Period	$10.25		$10.03		$9.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.49		0.43		0.15
Net realized and unrealized gains	0.08		0.22		0.06
Total from Investment Operations	0.57		0.65		0.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.50)		(0.43)		(0.16)
Total Distributions Paid	(0.50)		(0.43)		(0.16)
Net Asset Value, End of Period	$10.32		$10.25		$10.03
Total Return(2)	5.67%		6.59%		2.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$38,095		$32,628		$30,610
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.25	%(5)	0.25	%(5)	0.25%
Expenses, before reimbursements and credits	0.29%		0.28%		0.28%
Net investment income, net of reimbursements and credits(4)	4.82	%(5)	4.19	%(5)	2.94	%(6)
Net investment income, before reimbursements and credits	4.78%		4.16%		2.91	%(6)
Portfolio Turnover Rate	64.34%		21.16%		25.09%

(1)	For the period from September 13, 2022 (commencement of class operations) through March 31, 2023.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $2,000 and less than $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024 and for the period from September 13, 2022 (commencement of operations) through March 31, 2023, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)
As the Fund commenced operations of Siebert Williams Shank shares on September 13, 2022, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

ULTRA‑SHORT FIXED INCOME FUND	42	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

ULTRA-SHORT FIXED INCOME FUND	SHARES
Selected per share data	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$10.25		$10.03		$10.08	$10.31	$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49		0.42		0.21	0.06	0.11
Net realized and unrealized gains (losses)	0.08		0.23		(0.04)	(0.21)	0.23
Total from Investment Operations	0.57		0.65		0.17	(0.15)	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.50)		(0.43)		(0.22)	(0.06)	(0.11)
From net realized gains	—		—		—	(0.02)	(0.02)
Total Distributions Paid	(0.50)		(0.43)		(0.22)	(0.08)	(0.13)
Net Asset Value, End of Year	$10.32		$10.25		$10.03	$10.08	$10.31
Total Return(1)	5.67%		6.59%		1.77%	(1.44)%	3.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,632,225		$1,593,840		$2,372,561	$3,179,581	$3,690,747
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.25	%(3)	0.25	%(3)	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.29%		0.29%		0.28%	0.28%	0.28%
Net investment income, net of reimbursements and credits(2)	4.82	%(3)	4.14	%(3)	2.14%	0.55%	0.94%
Net investment income, before reimbursements and credits	4.78%		4.10%		2.11%	0.52%	0.91%
Portfolio Turnover Rate	64.34%		21.16%		25.09%	76.61%	73.99%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $88,000, $133,000, $118,000, $7,000 and $142,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2025, 2024 ,2023, 2022 and 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increasedbya corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

NORTHERN FUNDS PROSPECTUS	43	ULTRA‑SHORT FIXED INCOME FUND

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NORTHERN FUNDS

(THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2025

EQUITY FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Shares Class (BBALX)

INCOME EQUITY FUND

Shares Class (NOIEX)

INTERNATIONAL EQUITY FUND

Shares Class (NOIGX)

LARGE CAP CORE FUND

Shares Class (NOLCX)

LARGE CAP VALUE FUND

Shares Class (NOLVX)

SMALL CAP VALUE FUND

Shares Class (NOSGX)

SMALL CAP CORE FUND

Class I (NSGRX)

Class K (NSCKX)

U.S. QUALITY ESG FUND

Class I (NUEIX)

Class K (NUESX)

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

Shares Class (NOEMX)

GLOBAL REAL ESTATE INDEX FUND

Shares Class (NGREX)

INTERNATIONAL EQUITY INDEX FUND

Shares Class (NOINX)

MID CAP INDEX FUND

Shares Class (NOMIX)

SMALL CAP INDEX FUND

Shares Class (NSIDX)

STOCK INDEX FUND

Shares Class (NOSIX)

WORLD SELECTION INDEX FUND (formerly known as the Global Sustainability Index Fund)

Class I (NSRIX)

Class K (NSRKX)

FIXED INCOME FUNDS

BOND INDEX FUND

Shares Class (NOBOX)

CORE BOND FUND

Shares Class (NOCBX)

FIXED INCOME FUND

Shares Class (NOFIX)

HIGH YIELD FIXED INCOME FUND

Shares Class (NHFIX)

SHORT BOND FUND

Shares Class (BSBAX)

LIMITED TERM U.S. GOVERNMENT FUND

Shares Class (NSIUX)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

Shares Class (NTAUX)

ULTRA-SHORT FIXED INCOME FUND

Shares Class (NUSFX)

U.S. GOVERNMENT FUND

Shares Class (NOUGX)

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

Shares Class (NOAZX)

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

Shares Class (NCITX)

CALIFORNIA TAX-EXEMPT FUND

Shares Class (NCATX)

INTERMEDIATE TAX-EXEMPT FUND

Shares Class (NOITX)

LIMITED TERM TAX-EXEMPT FUND

Shares Class (NSITX)

TAX-EXEMPT FUND

Shares Class (NOTEX)

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND

Shares Class (NMMEX)

ACTIVE M INTERNATIONAL EQUITY FUND

Shares Class (NMIEX)

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

Shares Class (NMFIX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND

Shares Class (NMMGX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

Shares Class (NMHYX)

This Statement of Additional Information dated July 31, 2025 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2025, as amended or supplemented from time to time (the “Prospectus”), for the series of the Trust referenced above (each a “Fund” and collectively, the “Funds”). Copies of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Funds’ Form N-CSR for the fiscal year ended March 31, 2025, are incorporated herein by reference. No other parts of Funds’ Form N-CSR are incorporated by reference herein. Copies of the annual and semi-annual reports and the Funds’ financial statements may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

The Trust is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Arizona Tax-Exempt Fund, which is classified as non-diversified under the 1940 Act.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust, as amended from time to time (the “Trust Agreement”). The Trust also offers money market funds, which are not described in this SAI.

As of July 30, 2020, the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund offer two classes of shares: Class K Shares and Class I Shares. As of December 5, 2021, the Ultra-Short Fixed Income Fund offers two classes of shares: Shares and Siebert Williams Shank Shares. The Ultra-Short Fixed Income Fund Siebert Williams Shank Shares are described in a separate SAI. Each other Fund offers one share class (Shares).

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Because certain Funds invest in underlying mutual funds and exchange-traded funds (“ETFs”), including mutual funds and ETFs for which NTI or an affiliate acts as investment adviser (collectively, “Underlying Funds”), the strategies and risks described below for a Fund are also in reference to the Underlying Funds in which it invests.

EQUITY FUNDS—Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and U.S. Quality ESG Fund are hereinafter referred to, collectively, as the “Equity Funds” and each an “Equity Fund.”

EQUITY INDEX FUNDS—Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and World Selection Index Fund are hereinafter referred to, collectively, as the “Equity Index Funds” and each an “Equity Index Fund.”

FIXED INCOME FUNDS—Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Limited Term U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund are hereinafter referred to, collectively, as the “Fixed Income Funds” and each a “Fixed Income Fund.”

TAX-EXEMPT FIXED INCOME FUNDS—Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund and Tax-Exempt Fund are hereinafter referred to, collectively, as the “Tax-Exempt Fixed Income Funds” and each a “Tax-Exempt Fixed Income Fund.”

ACTIVE M/MULTI-MANAGER FUNDS AND MULTI-MANAGER STRUCTURE—Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed

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Infrastructure Fund, Multi-Manager Global Real Estate Fund, and Multi-Manager High Yield Opportunity Fund are hereinafter referred to, collectively, as the “Active M/Multi-Manager Funds” and each an “Active M/Multi-Manager Fund.”

The Active M/Multi-Manager Funds are managed by the Investment Adviser and one or more asset managers who are unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Board, the Investment Adviser provides investment advisory services to the Trust and is also responsible for, among other things, managing the business and affairs of each Fund. Among other things, the Investment Adviser is responsible for selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for compensating, monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

NAMES RULE POLICIES. Each Fund (other than Global Tactical Asset Allocation Fund) has adopted a policy as stated in its respective prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund with such a policy (other than the Tax-Exempt Fixed Income Funds) will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in such policy. With respect to the Tax-Exempt Fixed Income Funds, each Fund’s policy to invest at least 80% of its net assets in tax-exempt investments as described in its prospectus is a fundamental policy that may not be changed without shareholder approval. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages

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or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. While the Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility, unaffiliated Underlying Funds held by the Global Tactical Asset Allocation Fund may purchase “residual” CMO interests.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States (“U.S.”), which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department (the “U.S. Treasury”) to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S., except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the U.S., such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

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Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The long term effects of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

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Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the U.S. may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BANK LOANS. To the extent consistent with their investment objectives and strategies, the Funds may invest in loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which a Fund invests may be made to finance highly leveraged borrowers, which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy

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laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Funds may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations (see “Asset-Backed (including Mortgage-Backed) Securities”). The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet a Fund’s redemption obligations. A Fund may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity. In addition, loans held by a Fund might not be considered securities for purposes of the Securities Act of 1933 as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, a risk exists that purchasers, such as a Fund, may not be entitled to rely on the anti-fraud provisions of the 1933 Act or the Exchange Act.

Over time, the customary terms of loans have evolved such that they are no longer accompanied by the various restrictive covenants that historically accompanied most loans and that were in favor of the investor. Newly originated loans (including reissuances and restructured loans) in which a Fund may invest have varied terms and conditions, but generally contain few or no financial maintenance covenants. Financial maintenance covenants are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing the borrowing costs to the borrower, or to take other actions which would improve the position of the lender. Accordingly, the Fund may experience difficulty or delays in enforcing its rights on its holdings of loans, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although loans may contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Investment Adviser or Sub-Adviser will seek to take appropriate action without the help of covenants in the loans.

BORROWINGS. The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds’ overall investment exposure. In addition, if a Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Funds’ shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Funds will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Funds may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Funds’ strategy and result in lower returns. The Funds would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Funds. In the event of a default by

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the lender, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BRADY BONDS. To the extent consistent with their investment objectives and strategies, the Funds may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which a Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, a Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal

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payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

To the extent consistent with their investment objectives and strategies, a Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, a Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.

The portfolio turnover rate for each of the Core Bond Fund and Short Bond Fund was significantly higher for the fiscal year ended March 31, 2025 than for the prior year. The increase in the portfolio turnover rate for each Fund was primarily due to changes in allocations to securitized bonds.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ Prospectuses for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2025. The portfolio turnover rate for the Active M/Multi-Manager Funds is likely to be higher than those of funds with a single investment manager.

CHANGING INTEREST RATES. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero and a Fund may be unable to pay dividends to shareholders Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In a low or negative interest rate environment, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding

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instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund (and with respect to the Core Bond Fund, to the extent such obligations are U.S. dollar-denominated) may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the U.S.; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the U.S.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Since certain Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks associated with foreign investments, as further described under “Foreign Investments—General.”

COMMODITY-LINKED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to

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provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements, commodity index volatility, and other economic and non-economic factors affecting the value of particular industries or commodities, such as droughts, floods, weather, disease (including pandemics and epidemics), livestock disease, tariffs, embargoes, acts of war or terrorism, or international economic, political and regulatory developments.

Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject a Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in commodity-related securities. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of a Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.

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CONVERTIBLE SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser, and for the Active M/Multi-Manager Funds, Sub-Advisers, may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on a Fund’s ability to achieve its investment objective.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

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Corporate debt securities are taxable debt obligations issued by corporations and may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as the price of some commodity. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CURRENCY SWAPS. To the extent consistent with their investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes and/or to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for purposes of the securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

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DEMAND FEATURES AND GUARANTEES. To the extent consistent with their investment objectives and strategies, the Funds may invest in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;
•	enhance the security’s credit quality; and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

DEPOSITARY RECEIPTS. Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). To the extent consistent with their investment objectives and strategies, the Funds may invest in ADRs, EDRs, GDRs and/or NVDRs.

ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. To the extent consistent with their investment objectives and strategies, the Funds, except for the U.S. Quality ESG Fund, may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange

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Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles a Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide a Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in equity securities. “Equity securities” include common stocks, preferred stocks, investment companies including ETFs, interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of a Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to risks described elsewhere in its prospectus and this SAI will likely increase.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These events and the possible resulting market volatility from the residual effects of the COVID-19 pandemic may have an adverse effect on the Funds.

EQUITY SWAPS. To the extent consistent with their investment objectives and strategies, the Funds, except the Multi-Manager High Yield Opportunity Fund, may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is

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restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Funds to the extent consistent with their investment objectives and strategies for hedging purposes, to seek to increase total return, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

EXCHANGE RATE-RELATED SECURITIES. To the extent consistent with their investment objective and strategies, the Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

EXCHANGE-TRADED NOTES. To the extent consistent with their investment objectives and strategies, the Funds may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the

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market, similar to stocks or exchange-traded funds. But unlike index-based exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including default risk, credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or a Sub-Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency exchange contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with their investment objectives and strategies, the Funds may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. Additionally, to the extent consistent with their investment objectives and strategies, the Funds may also purchase or sell forward foreign currency exchange contracts to gain exposure to certain currencies.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objectives and strategies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund must be U.S. dollar-denominated. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for equity securities of the same or a different issuer.

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To the extent consistent with their investment objectives and strategies, the Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, market trading risk and currency risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of a Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including

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Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. On May 1, 2021 the UK and EU entered into the EU-UK Trade and Cooperation Agreement, which governs certain aspects of their relationship.

The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from Funds that hold impacted securities or cause the value of a Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Fund’s investments.

Ukraine has experienced an ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur throughout Europe. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments, in both developed and emerging markets. Several risks

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exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although each Fund (other than the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes.”

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of a Fund may expose the Fund to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the Funds that invest primarily in foreign securities can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign securities are generally held outside the U.S. in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the U.S. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market

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entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. To the extent consistent with their investment objectives and strategies, the Funds may invest in issuers based in or economically tied to emerging and frontier markets countries. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the U.S. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control

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large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

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Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates, which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the U.S., Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund.

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The Public Company Accounting Oversight Board (“PCAOB”) also has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.

Political tension between the U.S. and China has escalated due to a series of trade, international treaty, tax, and sanctions actions between the two countries, including the imposition of tariffs and sanctions, detention of certain products, enhancement of extensive export controls on the semiconductor industry, and countersanctions or countermeasures from the Chinese government that have been triggered or are expected to be triggered. The current political climate and recent worsening trade relations between the U.S. and China have intensified concerns about a potential trade war between the two countries, as each country has recently imposed heavy tariffs on the other country’s products. These actions, an even further increase in tariffs and other potential restrictions on trade between the two countries, and further worsening trade relations more generally, may trigger market volatility, a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

As of the date of this SAI, China, including Hong Kong, is designated as a “foreign adversary” of the United States under U.S. regulations, a designation that subjects certain transactions involving information and communications technology to heightened scrutiny and the potential that such transactions may be prohibited.

In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the United States, may negatively impact the value and liquidity of such securities held by a Fund. Further, from time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Stock Connect Program) are securities trading and clearing programs through which the Funds can trade eligible listed China A-shares. The Stock Connect Program is subject to quota limitations, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities. Foreign investors, individually and in the aggregate, are subject to ownership limitations from Shanghai- or Shenzhen-listed companies, including those purchased through the Stock Connect Program. Once the daily quota is reached orders to purchase additional China A-shares through the Stock Connect Program will be rejected. Only certain China A-shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Program. The Stock Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, and the Shenzhen Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Stock Connect Program in the future and no assurance that further regulations will not adversely affect the availability of securities under the Stock Connect Program or other operational arrangements. Beginning December 31, 2024 through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since

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lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future. In addition, the Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Stock Connect Program in respect of eligible China A-shares must be settled in Renminbi (“RMB”), the Chinese currency, the Funds investing through the Stock Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-shares markets may also result in significant fluctuations in the prices of the securities traded on such markets.

China A-shares purchased through the Stock Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate incorporate actions affecting China A-shares held through the Stock Connect Program due to time constraints or for other operational reasons. Trades on the Stock Connect Program are subject to certain requirements prior to trading. Additionally, there are foreign ownership limitations that may result in limitation on investment or the return of profits if a Fund purchases and sells shares of an issuer in which it owns above a certain threshold determined by China’s securities rules. As a result, a Fund may not be able to execute trading freely in accordance with its investment strategy and the profits that the Fund derives from such investments may be limited.

Certain Funds may invest in China onshore bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect Program (“Bond Connect”). In China, the Central Moneymarkets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Funds) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to various risks, including the risks of settlement delays and counterparty default of the China custodian and Hong Kong custody agent. In addition, the Fund may have a limited ability to enforce rights as a bondholder because enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time. If Bond Connect securities lose their eligibility for trading through Bond Connect, they may be sold but can no longer be purchased through Bond Connect. Because Bond Connect trades are settled in RMB, the Funds investing through Bond Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in prices of such bonds fluctuating significantly, exposing a Fund to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and may suffer losses when selling such investments. Bonds traded on the CIBM may be difficult or impossible to sell, which may impact a Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. Trading through Bond Connect is performed through newly developed trading platforms and operational systems, and in the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. There can be no assurance as to Bond Connect’s continued existence or whether future developments regarding Bond Connect (including further interpretation and guidance provided by regulators in Hong Kong and China) may restrict or adversely affect the

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Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

A Fund’s investments in China may also include investments in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of or investment in companies operating in certain sectors in China. Investments in VIEs may pose additional risks because the investment is made through an intermediary listed shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company without formal legal ownership. However, the contractual arrangements between the listed company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid or violate Chinese law.

Even though the listed company does not own any equity in the Chinese operating company, the listed company expects to exercise power over and obtain economic rights from the Chinese operating company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the Chinese operating company. Other risks associated with such investments include the risk that the contractual agreements between the listed company and the Chinese operating company (or its officers, directors, or Chinese equity owners), and any breach thereof, will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights, and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the Chinese operating company and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

The contractual arrangements permit the listed company to include the financial results of the Chinese operating company as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the U.S. or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the U.S. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Funds to transact in such securities and may increase the cost of the Funds if required to seek other markets in which to transact in such securities.

Although VIEs are a longstanding industry practice and are well known to Chinese officials and regulatory, historically, they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely case impacted VIE-structured holding(s) to suffer significant, detrimental and possibly permanent losses, and in turn, adversely affect a Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.

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Funds that track an Index (“Index Funds”) may experience challenges liquidating positions in Russian securities that have been removed from their Underlying Index and/or sampling the Underlying Index to continue to seek the Fund’s investment goal. Such circumstances may lead to increased tracking error between a Fund’s performance and the performance of its Underlying Index.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. A Fund that invests a significant percentage of its assets in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-capitalization securities, generally, and foreign small- and mid-capitalization securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for Funds that invest in small- and mid-capitalization companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently implemented rule amendments of the Financial Industry Regulatory Authority included mandatory margin requirements that require a Fund to post collateral in connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with their investment objectives and strategies, the Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs; or to gain exposure to certain countries and currencies.

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The Investment Adviser, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.

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Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions). Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4”), each of the Funds may invest up to 15% of its net assets in illiquid investments (an Underlying Fund that is a money market fund may invest up to 5% of its net assets in illiquid securities, as defined in Rule 2a-7 under the 1940 Act). An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and investments that are not registered under the 1933 Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”) and securities of U.S. and non-U.S. issuers offered through private offerings pursuant to Regulation S of the 1933 Act (“Regulation S securities”). The Investment Adviser or the Sub-Advisers will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be

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relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than that originally paid by a Fund. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

A Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because Rule 22e-4 places a limit of 15% of net assets that can be invested in illiquid investments, a Fund may be forced to forego investments in securities that are deemed illiquid.

INFLATION-INDEXED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases inflation indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

The taxation of inflation-indexed U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be

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treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. This means that it may be difficult to sell an IFA at an appropriate price or that these investments may be considered illiquid.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with their investment objectives and strategies, the Funds may enter into swap transactions, including interest rate, total rate of return, credit and currency swap transactions, and transactions involving interest rate floors, caps and collars for hedging purposes and/or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of a referenced debt obligation or underlying securities comprising a referenced index. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the

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net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index in the event of a default by the issuer of the debt obligation or the underlying security comprising the referenced index. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on a debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation or an underlying security comprising a referenced index. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation or an underlying security comprising a referenced index (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Except for the High Yield Fixed Income Fund (which is not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or a Sub-Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a

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swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser and Sub-Advisers, under the supervision of the Board are responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

INVESTMENT COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in the securities of other affiliated and unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Pursuant to an exemptive order, those limits will not apply to the investment of securities lending collateral by the Funds, other than the Global Tactical Asset Allocation Fund, in certain investment portfolios advised by NTI. In addition, those limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Certain investment companies in which the Funds may invest may be new funds. There can be no assurance that a new investment company will grow to an economically viable size, in which case the investment company may cease operations. In such an event, a Fund may be required to liquidate or transfer its investment at an inopportune time.

The Funds may invest uninvested cash in the U.S. Government Portfolio (the “Sweep Portfolio”) of Northern Institutional Funds (“NIF”), an investment company that is advised by NTI.

The Sweep Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The

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Sweep Portfolio and the respective Funds treat investments in the Sweep Portfolio as the purchase and redemption of the Sweep Portfolio’s Shares. Any Fund investing in the Sweep Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Sweep Portfolio, and will have all rights and obligations of a shareholder, as provided in the NIF Trust Agreement, including voting rights. In addition to the management, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in the Sweep Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Sweep Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Sweep Portfolio is 0.25%. As further discussed herein and consistent with the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in the Sweep Portfolio for the net management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Sweep Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined herein) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. If required by the 1940 Act or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any investment company in which it invests, including affiliated funds. By investing in another investment company, a Fund will be exposed to the investment risks of the investment company in direct proportion to such investment. The investment company may not achieve its investment objective.

LENDING OF SECURITIES. In order to generate additional income, a Fund (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. This collateral is marked-to-market on a daily basis. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds that comply with

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Rule 2a-7 under the 1940 Act. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of borrowed collateral. Securities lending also subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to a Fund that loans non-U.S. securities. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund in accordance with policies and procedures approved by the Board and NTI. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Securities lending agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” for additional information).

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, renders securities lending services to the Funds. For such services, TNTC receives a percentage of securities lending revenue generated for a Fund. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

LIQUIDITY RISK. Liquidity risk is the risk that the Funds will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing a Fund’s ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For the same reason, less liquid securities that a Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease a Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or

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securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

LOAN PARTICIPATIONS. To the extent consistent with their investment objectives and strategies, the Funds may invest in loan participations. Such loans must be to issuers in whose obligations a Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower, which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by a Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent.

In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the borrower and the financial intermediary issuing the participation interest. Loans may not be considered securities and the Fund may therefore not have the protections afforded by U.S. federal securities laws with respect to such investments.

A Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, a Fund may have difficulty disposing of its investments in loans. The secondary market, if any, for these loan participations is limited and any loan participations purchased by a Fund normally will be regarded as illiquid. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular participations or assignments when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing a Fund’s investments and calculating its NAV.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

MASTER LIMITED PARTNERSHIPS. The Funds may invest in master limited partnerships (“MLPs”) to the extent consistent with their investment objectives and strategies. An MLP generally has two classes of

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partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs, taxed as partnerships, typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is

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generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Funds may invest calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. These money market funds may impose a “liquidity fee” upon the redemption of their shares and generally must impose a fee when net sales of the fund’s shares exceed certain levels. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes.

Funds may also invest in money market funds that operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not subject to requirements related to liquidity fees. However, government money market funds typically offer lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.

A Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement

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date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or the Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s or the Sub-Advisers’ ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Tax-Exempt Fixed Income Funds invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as

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custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be subject to annual budget appropriations. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Funds’ ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with their investment objectives and strategies, the Fixed Income Funds, Tax-Exempt Fixed Income Funds and the Underlying Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. These Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. This demand feature enhances a security’s liquidity by shortening its maturity. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified school construction bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued

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before January 1, 2011) or certain other specified bonds. The Tax Cuts and Jobs Act (“TCJA”) repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds.

The municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund’s dividends which may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Fixed Income Funds and the Underlying Funds, and the Funds’ liquidity and value. In such an event, the Board would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Funds may invest more than 25% of their total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit

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quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

NON-DIVERSIFICATION. The Arizona Tax-Exempt Fund is classified as a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets. The test does not apply to U.S. government obligations and regulated investment companies.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase obligations of supranational entities and invest in obligations of supranational banks. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Many supranational entities are supranational banks, or international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations. The governmental members, or “stockholders,” of supranational entities usually make initial capital contributions to the entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that member countries will continue to make necessary capital contributions to support the supranational entities. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. See also “Foreign Investments—General.”

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund may buy and write put and call options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

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Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser or Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

A Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, a Fund may purchase call options on currency to seek to increase total return.

A Fund’s obligation to sell or purchase a security or currency underlying an option contract written by it may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security or currency. The cost of such a liquidation purchase plus the associated transaction costs may be greater than the premium received from writing the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a call option) or liquidate the segregated assets (in the case of a put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a

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Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund, as a call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

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QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

REAL ESTATE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in real estate securities. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Funds is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement among the Fund, FICC and the seller as a sponsoring member of FICC. In such case, FICC would become a Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. A Fund would become subject to FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

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The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities as collateral that the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, a Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the U.S. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” for additional discussion of the risks of investments with foreign institutions).

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

The Treasury repo transactions of a Fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. A Fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

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In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” for additional information).

RISKS RELATED TO SMALL AND MID-CAPITALIZATION COMPANY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in small and mid-capitalization company securities. While the Investment Adviser or a Sub-Adviser may believe that smaller and mid-capitalization companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-capitalization companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

The values of small and mid-capitalization company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-capitalization company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund that invests in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small and mid-capitalization company stocks include brokerage costs, market impact costs (that is, the increase in market prices which that may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-capitalization company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds, except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. The Bond Index Fund invests in securities included in the Bloomberg U.S. Aggregate Bond Index, which is composed of investment grade bonds. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. In the event that the rating of a security included in the Bloomberg U.S. Aggregate Bond Index is downgraded below Baa3 or BBB-, the Bond Index Fund may continue to hold the security. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

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There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted investments held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

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The ratings of S&P, DBRS Morningstar® Ratings Limited (“DBRS”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser or with respect to the Active M/Multi-Manager Funds, the Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser or Sub-Advisers monitor the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with their investment objectives and policies, the Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. To the extent consistent with their investment objectives and strategies, the Funds may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment and are primarily used to invest in income-producing real estate or real estate related loans or

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interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. The Tax-Exempt Fixed Income Funds, Multi-Manager High Yield Opportunity Fund, as well as certain of the Underlying Funds, may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Funds at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s and the Sub-Advisers’ opinions present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Funds pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Funds and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase stripped securities. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

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STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Funds may purchase structured securities, including for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TEMPORARY INVESTMENTS. The Funds, except for the Equity Index Funds and Bond Index Fund, temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Funds temporarily may hold cash or invest all or any portion of their assets in short-term obligations pending investment or to meet anticipated redemption requests. The Funds also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser or Underlying Fund’s investment adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Funds may not achieve their investment objectives when they hold cash or invest their assets in short-term obligations or otherwise make temporary investments. The Funds also may miss investment opportunities and have a lower total return during these periods. Maintaining cash positions may also subject a Fund to increased credit risk exposure to the Fund’s custodian bank.

TRACKING VARIANCE. As discussed in their Prospectus, the Bond Index Fund and each of the Equity Index Funds, as well as certain Underlying Funds (for purposes of this section, each an “Index Fund” and collectively, the “Index Funds”) are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Index Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Index Funds’ holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the particular Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does

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not produce the intended goals of the Index Funds. In addition, tracking risk tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the fund’s assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. Due to limitations on investments in illiquid investments and/or purchasing and selling such investments, an Index Fund may be unable to achieve a high degree of correlation with the Fund’s index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of an Index Fund is not comparable to the performance of its designated index, the Board will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in an Index Fund’s performance were to continue for extended periods, it is expected that the Board would consider recommending to shareholders possible changes to the Index Fund’s investment objective.

Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on an Index Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule, and an Index Fund’s exposure to the risks described elsewhere in the Prospectus and this SAI will likely increase. During any such delay, it is possible that the index and, in turn, the Index Fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Index Fund is designed to maintain a high level of exposure to the index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

UNFUNDED LOAN COMMITMENTS. The Multi-Manager High Yield Opportunity Fund may enter into unfunded loan commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Funds also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal or interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest

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is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, Moody’s downgraded the U.S.’s credit issuer rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

All variable or floating rate instruments will meet the applicable rating standards of the Funds. A Fund’s Investment Adviser, or Sub-Adviser, as applicable, may determine that a variable or floating rate obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Funds.

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Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. To the extent consistent with their investment objectives and strategies, the Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Multi-Manager High Yield Opportunity Fund will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser or a Sub-Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment

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date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS

Some of the risk factors relating to investments by the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and Arizona Tax-Exempt Fund in California and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this SAI and, with respect to the Arizona Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Arizona municipal instruments released prior to the date of this SAI. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 39.2 million as of July 2024. California has a diverse economy, with major employment in the agriculture, manufacturing, technology, services, trade, entertainment and construction sectors.

Current Financial Condition and Recent State Budgets

The COVID-19 pandemic that began to affect the U.S. in early 2020 had a dramatic effect on the California economy. The rapidity of the COVID-19 pandemic contrasts to the significant economic downturn that took place in 2008 and led to high unemployment, steep contraction in housing construction and home values, and a drop in statewide assessed valuation of property. The onset of the COVID-19 pandemic and ensuing governmental response resulted in significant turbulence for the State’s economy, with nearly 2.3 million jobs lost in the State between January and April of 2020, and an April 2020 unemployment rate of 16.4%. Californians began to adjust to the realities of the pandemic, and accompanying major federal actions to support the economy, came a rapid rebound in economic activity beginning over the summer of 2020. As of April 2025, California’s unemployment rate was 5.3%, which was higher than the national average of 4.2%. California’s total nonfarm jobs in April 2025 increased by 0.4% from April 2024.

The 2020-2021 and 2021-2022 budgets reflected the COVID-19 pandemic’s impact on the State’s hospitals, health systems, schools, and the overall economy. California’s economic recovery from the impacts of the COVID-19 pandemic continued during the 2021-22 fiscal year as the State ended the year with a $120.2 billion cash balance, an increase of $56.3 billion compared to the prior fiscal year end. The 2022-23 budget reflected the State’s continued ability to protect public health by adding over $1.1 billion in funding to implement the

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Administration’s SMARTER Plan, which outlined the State’s COVID-19 response and modernized public health data systems. However, after two years of unprecedented general revenue growth, the State reported a downturn in revenues driven by a declining stock market and persistently high inflation in 2022, rising interest rates, and job losses in high-wage sectors, all of which have led to slower revenue growth than previously projected. By paying down the State’s debts and using one-time surplus funds on one time-commitments, the 2023-24 budget sought to address the shortfalls with balanced solutions while protecting core state programs and services. Additionally, the unprecedented Internal Revenue Service tax filing and payment postponement in 2023—affecting 99 percent of California taxpayers—significantly clouded the state’s revenue forecast. The 2024-25 Enacted Budget sought to address a $46.8 billion deficit and provide positive balances in the State’s operating reserve, the Special Fund for Economic Uncertainties (SFEU), not only in the 2024-25 fiscal year, but also for the fiscal year that follows, 2025-26.

State Budget for Fiscal Year 2025-26

In June 2025, the Governor of California signed the 2025 Budget Bill and various pieces of related legislation that were passed by the Legislature to implement the budget for the 2025-26 fiscal year (the “2025-26 Enacted Budget”). The 2025-26 Enacted Budget projects General Fund revenues and transfers of approximately $215.7 billion and General Fund expenditures of approximately $228.4 billion.

Overall, the 2025-26 Enacted Budget looks to solve an $11.8 billion deficit for the 2025-26 fiscal year through a range of solutions, including reduced funding for a significant number of ongoing programs, fund shifts and internal borrowing. The Budget continues the scheduled $7.1 billion Budget Stabilization Account (“BSA”) withdrawal in 2025-26 while at the same time maintaining a combined reserve balance of $15.7 billion in the 2025-26 fiscal year, including $11.2 billion in the BSA and an additional $4.5 billion in the Special Fund for Economic Uncertainties. The 2025-26 Enacted Budget includes total funding of $137.6 billion for TK-12 education programs and $45.1 billion in total funding for California’s higher education entities. The 2025-26 Enacted Budget allocates $84.4 billion in General Fund expenditures for health and human services expenditures and $13.6 billion for the California Department of Corrections and Rehabilitation (“CDCR”). Further, the 2025-26 Enacted Budget continues California’s commitment to deliver quality health care services to incarcerated individuals, with $4.1 billion in General Fund expenditures for CDCR health care programs, which provide incarcerated individuals access to medical, mental health, and dental care services. The 2025-26 Enacted Budget continues to pay down California’s long-term retirement liabilities, with $584 million in payments required by Proposition 2 in 2025-26 plus $2.1 billion in additional payments over 2026-27 to 2028-29.

Because the Budget was approved in late June, it does not reflect the impact of the substantial cuts in federal spending included in the federal omnibus tax and spending bill signed in early July. The State continues to evaluate the impacts of this measure and will work with the Legislature if any changes to the 2025-26 Enacted Budget are necessary.

LAO Budget Review

On January 13, 2025, the Legislative Analyst’s Office (“LAO”), a nonpartisan fiscal and policy advisor to the State, released its overview (“LAO Report”) of the 2025-26 Proposed Budget. In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues and expenditures at the time. The LAO Report noted that the Proposed Budget was roughly balanced and they were not describing the budget as having a surplus or a deficit at this time. Unique budgetary conditions occurring this year—including atypical legislative action taken last year to both address the deficit and withdraw more in reserves this year—make interpretation of the budget position more complex. That said, both the LAO and the administration anticipate the budget faces deficits in future years. Since 2023-24, the Legislature has addressed a cumulative total of $82 billion in budget problems, but even including the withdrawal for 2025-26, has only used about half of the Budget Stabilization Account (“BSA”) and the LAO report concluded that using some reserves this year is therefore warranted and gives the Legislature capacity to focus on addressing the

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budget’s out-year condition. In June of 2024, the Legislature not only addressed the budget problem for 2024-25, but also made proactive decisions to address the anticipated budget problem for 2025-26. This is one of the key reasons that the budget remains balanced now. The LAO reported that the Governor’s budget revenue upgrade, while somewhat higher than theirs, is reasonable in light of the recent collection trends. That being said, the LAO continues to be concerned that recent gains are on shaky ground. These gains are not tied to improvements in the State’s broader economy, which has been lackluster, with elevated unemployment, a stagnant job market outside of government and healthcare, and sluggish consumer spending. Instead, the gains appeared largely tied to a booming stock market, a situation which can change rapidly and without warning.

Under the Governor’s Proposed Budget, general purpose reserves would total $15.4 billion by the end of 2025-26. (In addition, the State would have $1.5 billion in the Proposition 98 Reserve, available only for school and community college programs.) This includes a balance in the Special Fund for Economic Uncertainties (technically, it is also the ending General Fund balance) of $4.5 billion (somewhat above recently enacted levels), and $11 billion in the State’s main constitutional reserve, the BSA. These balances would be available to mitigate a future budget problem. The Governor’s budget maintains a roughly $7 billion withdrawal from the BSA planned as part of last year’s budget. Although the State does not currently have a deficit, this withdrawal would still be allowable under the constitution’s budget emergency rules.

Propositions and the State’s Budget Planning

Six propositions were approved by the voters in the November 6, 2018 election, three of which could directly affect the Governor’s and State Legislature’s budget plans. Proposition 1 authorizes the issuance and sale of $4 billion in bonds to fund various veterans’ home loans and affordable housing programs; Proposition 2 allows the revenue generated by 2004’s Proposition 63, the 1% tax on incomes above $1 million, to be used for $2 billion in bonds for homelessness prevention housing; and Proposition 4 authorizes $1.5 billion in bonds to fund construction at various hospitals providing children’s health care. Twelve propositions qualified for inclusion in the November 3, 2020 ballot, five of which were approved. Two of the propositions approved in November 2020 could directly affect the Governor’s and State Legislature’s budget plans. Proposition 14 authorizes the issuance of $5.5 billion in bonds for state stem cell research and Proposition 19 changes tax assessment transfers and inheritance rules. Ten propositions qualified for inclusion in the November 5, 2024 ballot, six of which were approved. Three of the propositions approved in November 2024 could directly affect the Governor’s and State Legislature’s budget plans. Proposition 2 authorized the issuance of $10 billion in bonds to fund school construction; Proposition 4 authorizes $10 billion in bonds to fund various water infrastructure, energy and environmental protection projects; and Proposition 35 makes permanent an existing tax on managed health care insurance plans that was set to expire in 2026.

State Cash Position

Through the Pooled Money Investment Account (PMIA), the State Treasurer invests taxpayers’ money to manage the State’s cash flow and strengthen the financial security of local governmental entities. PMIA policy sets as primary investment objectives safety, liquidity and yield. The Investment Division of the State Treasurer’s Office (the “Investment Division”) manages the PMIA under statutory authority granted by California Government Code Sections 16430 and 16480.4. The Pooled Money Investment Board governs the PMIA. The State Treasurer chairs the Board, which also includes the State Controller and the State Director of Finance. The PMIA has three primary sources of funds: the State general fund; special funds held by State agencies; and moneys deposited by cities, counties and other entities into the Local Agency Investment Fund (LAIF). At the end of May 2025, the PMIA portfolio totaled approximately $166.7 billion. The workday investment activity in May 2025 averaged $2.290 billion.

Through the PMIA, the Investment Division manages two programs of particular note: the LAIF and time deposits.

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The LAIF allows cities, counties and special districts to place money in a major portfolio and, at no additional costs to taxpayers, use the expertise of Investment Division staff. Participating agencies can withdraw their funds from the LAIF at any time. At the end of May 2025, the LAIF had 2,334 participating agencies and a balance of $24.2 billion.

Under the time deposit program, the PMIA provides money to community banks at competitive rates. Eligible institutions are commercial banks, savings banks and credit unions that are federally insured and licensed to accept deposits in the State of California. Banks which receive time deposit funds can use the money to expand economic opportunity and create jobs in the communities they serve. At the end of May 2025, the PMIA had 146 time deposits totaling $5.3 billion in 54 institutions.

Future Budgets

The 2024-25 Enacted Budget includes a significant number of reductions to ongoing programs to provide greater fiscal stability in future years. Reductions in Medi-Cal program coverage and services and other health care related programs total $2.8 billion 2025-2026–growing to $11.9 billion by 2028-29. The 2024-25 Enacted Budget makes two future commitments (subject to appropriation) totaling $456.1 million in 2027-28 to the: (i) California Food Assistance Program ($117.2 million in 2027-28, growing to $163.2 million in 2028-29); and (ii) Foster Care Tiered Rate Structure ($338.9 million in 2027-28, growing to $522.1 million in 2028-29), to implement a new tiered rate payment structure that better addresses the needs of individual children. The 2025-26 Enacted Budget also provides that the State will continue to reduce long-term retirement liabilities and has various multi-year proposals to pay down its long-term debt obligations. The 2025-26 Enacted Budget allocates $181 million to various local conservancy groups and CAL Fire which is drawn from the $10 billion Climate Bond. This allocation was approved by voters in November 2024. The State will continue to work on a comprehensive Climate Bond legislative package that is anticipated to include significant investments in safe drinking water, drought, flood, and water resilience, wildfire and forest resilience, coastal resilience, clean air and energy, extreme heat mitigation, and other strategic climate priorities. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor with respect to future budgetary matters. The 2024-25 budget totaled $297.9 billion, a number that increased to $321.1 billion for 2025-26. The State budget will continue to be affected by national and State economic conditions and other factors, including future public health issues, legislative and climate changes.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. An example of a provision that makes it more difficult to raise taxes is Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other matters, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds supermajority vote in each house of the State Legislature. Examples of provisions restricting the State Legislature’s and the Governor’s discretion in enacting budgets include: Proposition 39, approved by the voters in 2012, increased taxation on out-of-state businesses by changing the method by which such businesses calculate their tax liability and required that $550 million annually for five years from such increased revenues be used to fund projects that create energy efficiency and clean energy jobs in California; Proposition 22, passed in 2010, which limited the State’s ability to take certain local government funds; Proposition 26, also passed in 2010, which required a two-thirds supermajority vote in the State Legislature to pass certain State fees and a two-thirds majority of voters to pass certain local fees; Proposition 98, passed in 1988, which mandated that a minimum amount of General Fund revenues be spent on local education; and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended. In addition, although Proposition 25, approved

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by the voters in 2010, replaced the requirement of a two-thirds supermajority in the State Legislature to enact the State’s budget with a majority vote requirement, it left intact the previous requirement of a two-thirds supermajority vote to raise taxes.

Other Constitutional amendments, legislature referred and voter-initiated statutes approved by the voters have also affected the budget process. These include: Proposition 1, the Water Quality, Supply, and Infrastructure Improvement Act of 2014, which was approved by the voters in November 2014, and provided for $7.5 billion in general obligation bonds for water storage, water quality, flood protection and watershed protection and restoration projects; Proposition 2, passed in 2014, which among other matters required that certain revenue be used to pay off General Fund debts and build up the State’s “Rainy Day Fund”; Proposition 30, passed in 2012, which temporarily increased personal income taxes and sales taxes and guaranteed that revenues from such temporary tax increases would be spent only on schools (voters approved Proposition 55 in November 2016, extending the three additional tax brackets created by Proposition 30 through tax year 2030); Proposition 25, passed in 2010, which, among other matters, required State legislators to forfeit their pay in years in which they fail to pass a budget in a timely fashion; Proposition 58, approved in 2004, which required the adoption of a balanced budget and restricted future borrowing to cover budget deficits; Proposition 49, approved in 2002, which required the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposed a surcharge on taxable income of more than $1 million and earmarked this funding for expanded mental health services (Proposition 2, approved in November 2018, allowed the revenue generated by Proposition 63 to be used for $2 billion in bonds for homelessness prevention housing); Proposition 1A, approved in 2004 (described in more detail under “Issues Affecting Local Governments and Special Districts” below), which limited the State Legislature’s power over local revenue sources, and Proposition 1A approved in 2006, which limited the State Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Certain of these approved constitutional amendments are described in more detail below.

Taxes on Tobacco Products—Cigarette and tobacco taxes primarily affect special funds, with $85 million going to the General Fund and $758 million to special funds in 2015-16. The California Healthcare, Research and Prevention Tobacco Tax Act of 2016 (Proposition 56), passed by the voters in November 2016, increased the excise tax rate on cigarettes, tobacco products, and electronic cigarettes, effective April 1, 2017. Lastly, Proposition 56 newly imposed the tobacco products tax on electronic cigarettes. All of the new money from Proposition 56 goes to special funds.

Taxes on Marijuana Products—Proposition 64, The California Legal Marijuana Initiative, passed by the voters in November 2016, legalizes the recreational use of marijuana within California for persons age 21 and over, effective November 9, 2016. The measure also levied new excise taxes on the cultivation and retail sale of both recreational and medical marijuana as of January 1, 2018. Recreational marijuana is also subject to State and local sales taxes. Medical marijuana, on the other hand, is exempted from existing State and local sales taxes. However, future taxes on both medical and recreational marijuana can be levied by local governments.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which as of January 2024 ranged in population from approximately 1,179 in Alpine County to approximately 9.824 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities and towns in California as of January 2024 and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments has been constrained since Proposition 13 was approved by California voters in 1978. Proposition 13 reduced property taxes, limited the future growth of property taxes, and transferred control of property taxes from local governments to the State government. The proposition also limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

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The effects of Proposition 13, however, were not felt immediately, as the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys. Local governments began to feel the repercussions in the early 1990s, when the State Legislature ordered county auditors to transfer 25% of property tax revenues to school districts, in an attempt to offset the State’s obligation, under Proposition 98, to provide a statutorily-specified minimum funding for education. This transfer stripped local governments of much-needed property tax revenues. The State Legislature attempted to mitigate this transfer by providing additional funding sources, including sales taxes, and reducing certain mandates for local services funded by cities and counties. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle in order to protect local governments, which had previously received all VLF revenues, the agreement required that the 1.35% reduction in VLF revenue be repaid to local governments in the form of an equivalent amount of property tax revenues.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% on May 19, 2009. Of this 0.50% increase, 0.35% flowed to the General Fund, and 0.15% supported various law enforcement programs previously funded by the State General Fund. This increased VLF rate was effective through the 2010-11 fiscal year. Effective July 1, 2011, the VLF rate for most vehicles decreased to 0.65%.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other matters, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the State Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that is mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State was required to repay the local government borrowing (which in turn would be used to repay the bonds of the JPA) no later than June 30, 2013. The State repaid the local government borrowing in 2012.

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General Obligation Bond Ratings

As of July 7, 2025, the following ratings for the State of California general obligation bonds have been received from Fitch, Moody’s and S&P:

Fitch	Moody’s	S&P
AA	Aa2	AA-

Although these ratings indicate low credit risk, they are among the bottom half assigned to state general obligation bonds in the country. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. It is not presently possible to determine whether, or the extent to which, Fitch, Moody’s or S&P will change such ratings in the future.

These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on State finances.

Major Seismic Activity

Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. The damage from the July 2019 Ridgecrest earthquakes was estimated in excess of $5.3 billion. Any obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California State government to appropriate sufficient funds within their respective budget limitations.

California and Climate Change

The 2020 California wildfire season was characterized by a record-setting year of wildfires that burned across the state of California as measured during the modern era of wildfire management and record keeping. As of the end of 2020, nearly 10,000 fires had burned over 4.2 million acres, more than 4% of the state’s roughly 100 million acres of land, making 2020 the largest wildfire season recorded in California’s modern history. California’s August Complex fire has been described as the first “gigafire” as the area burned exceeded 1 million acres. The fire crossed seven counties and has been described as being larger than the state of Rhode Island. On August 19, 2020, California Governor Gavin Newsom reported that the state was battling 367 known fires, many sparked by intense thunderstorms. In early September 2020, a combination of a record-breaking heat wave, and Diablo and Santa Ana winds sparked more fires and explosively grew active fires, with the August Complex more than doubling the Mendocino Complex’s size to become California’s largest recorded wildfire. While the

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2021 wildfire season was milder than the 2020 wildfire season, with under 2.6 million acres burned through December 2021, the State experienced 5 of the 20 largest wildfires in the State’s history. According to the California Department of Forestry and Fire Protection, the 2025 fire season outlook in California indicates that fire potential across California is expected to increase steadily through summer, with both North and South Operations forecasting above-normal large fire activity by July and August. In Southern California, the threat is driven by persistent drought, high grass loads, and weakening coastal moisture. In Northern California, a developing flash drought and early-season dryness are pushing conditions toward critical levels faster than usual. High-elevation forests and lowland grasslands in both regions are of particular concern. The 2024 fire season in California was marked by significant wildfire activity, exacerbated by a hotter-than-normal June and an abundance of fine fuels resulting from unusually wet winter and spring seasons. Among the thousands of incidents throughout the year, the Park Fire stood out as a particularly devastating event, which ultimately consumed 429,603 acres across Butte and Tehama counties. The 2024-25 Enacted Budget maintains $2.6 billion of investments over the next seven years to advance critical investments in restoring forest and wildland health to continue to reduce the risk of catastrophic wildfires in the face of extreme climate conditions. The 2024-25 Enacted Budget allocated approximately $44.6 billion over the next eight years to climate investments.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. In May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services.

Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Three California municipalities, San Bernardino, Stockton and Mammoth Lakes, filed for Chapter 9 bankruptcy in 2012, the first such filings in California since 2008. While the Mammoth Lakes bankruptcy was brought on by a $43 million development lawsuit, the San Bernardino and Stockton filings appear to have been the result of fiscal difficulties caused by the collapse of the housing market and the recession. The Mammoth Lakes bankruptcy proceeding was dismissed in 2012, Stockton emerged from bankruptcy in February 2015, and San Bernardino emerged from bankruptcy in June 2017. The fall-out from those bankruptcies is not known and difficult to predict. It is not known whether other California municipalities may also enter bankruptcy.

Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by accessing the State Treasurer’s website or by contacting the State Treasurer’s Investor Relations office at (800) 900-3873.

Publications from the LAO can be read in full by accessing the LAO’s website or by contacting the LAO at (916) 445-4656.

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A summary and the complete text of the 2025-26 Enacted Budget can be found at the California Budget website of the Department of Finance, under the heading “Enacted Budget.” The website also contains complete texts of the Governor’s initial proposed budget for fiscal year 2025-26 and the Governor’s revised budget for fiscal year 2026-26 under the respective headings “Governor’s Proposed Budget” and “May Revision.”

None of the information on the above websites is incorporated herein by reference.

ARIZONA MUNICIPAL INSTRUMENTS

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State’s full faith and credit in excess of $350,000. Accordingly, Arizona does not issue general obligation bonds. Agencies and instrumentalities of the State, however, are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through lease-purchase agreements that are subject to annual appropriation at the option of the local government. More recently, Arizona local governments have financed projects with tax credit bonds. It should be noted that under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. During the 2023 legislative session, the State enacted a 2.5% flat income tax rate, retroactive to taxable years beginning January 1, 2023. It is not possible to predict whether any similar proposals will be enacted in the future or what their possible impact would be on State or local government financing.

The 2025 budget was projected to have an ending cash balance of $273.01 million and an ending structural balance of $65.16 million. According to the Joint Legislative Budget Committee’s May 2025 monthly update, April 2025 General Fund revenues totaled $1.85 billion, a 16.8% increase from April 2024. Year-to-date through April, fiscal year 2025, excluding Urban Revenue Sharing and the one-time tax rebate, General Fund revenues are 5.9% below the prior year. A substantial portion of the April revenue gain may be one-time in nature due to individual Income Tax filing data being “backward looking.”

As of July 1, 2024, Arizona has an estimated population of 7.58 million people, making it the fourteenth largest state by population and the tenth fastest growing population in the nation. The State has a large number of retirees who contribute to a lower than average per capita personal income. The State’s economic base is not dependent on any single industry. Principal economic sectors in Arizona include: aerospace and defense, construction, trade, government, education, healthcare, manufacturing, mining, renewable energy and tourism. In 2023, the largest industries in Arizona were real estate, rental, and leasing; government and government enterprises, and healthcare and social services. Agriculture, at one time a major sector, plays a much smaller role in the economy today. High tech industries include electronics, instruments, solar technologies, biotechnology, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics, aerospace and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its cluster of strong entrepreneurial optics companies, also has a concentration in aerospace. Arizona followed a steady growth track from the end of the recession in 2010 until the onset of the COVID-19 pandemic in the U.S. in February 2020. The movement of high-paying tech companies to Arizona has also encouraged in-migration. The Arizona Office of Economic Opportunity projects that despite some signs of moderation in the labor market, Arizona’s economy will expand over the next two years, with ten of the twelve industries projected to add jobs. However, the overall

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pace of expansion is expected to be more measured than in previous years. In April 2025, the American Legislative Exchange Council ranked Arizona sixth in the U.S. for its economic outlook and second for economic performance.

Arizona’s civilian labor force consists of approximately 3.8 million individuals. As of April 2025, Arizona had an unemployment rate of approximately 4.1%, which is lower than the 4.4% unemployment in April 2024. Arizona’s unemployment rate was slightly below the national average of 4.2% during April 2025. From April 2024 to April 2025, Arizona’s total nonfarm employment increased by 65,600 jobs or 2.0%. The Arizona Office of Economic Opportunity reports that April 2025 unemployment rates for the Phoenix and Tucson metropolitan statistical areas were 3.1% and 3.5%, respectively.

Year-over-year gains were reported in April 2025 for seven of the twelve sectors. The industry sectors with the largest gains included health care and social assistance (23,000 jobs); government (2,400 jobs); financial activities (2,000 jobs); and other services (2,000 jobs). The industry sectors with the largest losses included: trade, transportation and utilities (-5,500 jobs); professional and business services (-3,900 jobs); and manufacturing (-3,700 jobs).Certain amendments to the Arizona Constitution, voter initiatives, legislation, regulations, and executive action impose spending limits and limit the ability of the State or local governments to impose taxes or raise revenues. For example, the Arizona Constitution requires a two thirds majority vote in both houses of the Arizona legislature to pass a tax or fee increase. This provision, combined with the State’s reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State created the rainy day fund in response to this constraint, which was completely depleted during the global financial crisis in the 2009 fiscal year. Arizona law also places limits on property taxes that may be levied by local governments, and since 2006, local property tax assessments have been frozen at 2005 levels, subject to annual increases limited to 2% plus the cost of any new construction. Proposition 117 (approved by voters in 2012) established limits on the annual increase of the limited property value of locally assessed real property. Provisions of the constitution and legislation also limit increases in annual expenditures by cities, towns and other governmental and municipal bodies to an amount determined by the Arizona Economic Estimates Commission. Other potential legislative enactments may impact Arizona’s economy. For example, in 2014 the Arizona legislature passed SB 1062, a bill that would have authorized Arizona businesses to discriminate against LGBT individuals. The national backlash was swift, with the National Football League threatening to relocate the Super Bowl. The governor vetoed SB 1062, but there is no guarantee the Arizona legislature will not enact similar bills in the future.

The risks to the Arizona economy remain considerable and may be exacerbated by ongoing challenges in financing public education, including the risks surrounding the 2025 expiration of Proposition 123, which was approved by voters in 2015 to increase K-12 school funding, primarily out of the State Land Trust and the State’s General Fund, over the next ten years. The economy is likely to be adversely affected if the U.S. economy exhibits slow growth or slips into another recession. Either has the capacity to significantly slow recovery in Arizona since slow or negative national growth will damage the State’s cyclically sensitive sectors while impeding the in-migration flow of new citizens that has consistently fueled economic growth. Another aspect of risk is the relatively significant exposure of Arizona’s financial institutions and investor community to a downturn in commercial real estate. Arizona has significant overcapacity in residential and commercial real estate properties. In 2022 and 2023, Arizona has experienced some of the highest inflation of all states due to persistently high real estate prices. If high mortgage rates produce a housing slump, the impact on Arizona’s real estate market could adversely affect other sectors of the state’s economy. A further round of significant foreclosures and defaults would likely have a significant negative impact on Arizona’s overall economy. Arizona is also vulnerable to reductions in federal spending because of the large proportion of military spending in the State’s economy. The Arizona economy continues to face challenges given continuing income challenges for households and a slower growth rate for public and private investment.

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OTHER INFORMATION ON CALIFORNIA AND ARIZONA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient California and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund. If the Board, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

OTHER RISKS

ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Funds. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Funds. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Funds’ service providers and issuers in which the Funds invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their NAVs, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory

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authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds, their Investment Adviser, and for the Active M/Multi-Manager Funds, the Sub-Adviser(s) have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other portfolios in the Trust and other affiliated funds of Northern Institutional Funds (each a “Portfolio” and together, the “Portfolios”) advised by NTI, and to lend money to other funds in the Trust, for temporary or emergency purposes. The interfund borrowing and lending program is currently not operational. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield rate, respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund ; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Investment Adviser or a Sub-Adviser may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits a Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process

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the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. A Fund may also suffer investment losses on those portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

OPERATIONAL RISK. The Investment Adviser, Sub-Advisers and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the Sub-Advisers and other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

DISCLAIMERS

THE EMERGING MARKETS EQUITY INDEX FUND, WORLD SELECTION INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, AND ACTIVE M INTERNATIONAL EQUITY FUND (IN THIS SECTION, COLLECTIVELY, THE “FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE

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OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller, or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” below.

All Funds (except for the U.S. Quality ESG Fund)

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate, or with the exception of Global Tactical Asset Allocation Fund, real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund, acquiring mortgage-related securities, or, in the case of the Multi-Manager Global Real Estate Fund, holding and selling real estate acquired by the Fund as a result of ownership of securities. The Global Real Estate Index Fund may not purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) acquiring securities of REITs or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; and each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

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(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except:

(a) the World Selection Index Fund may invest 25% or more of its total assets in issuers having their principal business activities in the same industry to the extent that the MSCI World ESG Leaders Index is concentrated in that industry;

(b) the Global Real Estate Index Fund and the Multi-Manager Global Real Estate Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities;

(c) the Multi-Manager Global Listed Infrastructure Fund will invest at least 25% or more of its total assets in issuers principally engaged in the infrastructure business; and

(d) the Ultra-Short Fixed Income Fund will invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry, provided further that the Ultra-Short Fixed Income Fund may, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry. For the purpose of this restriction with respect to the Ultra-Short Fixed Income Fund, the financial services industry is deemed to include the group of industries within the financial services sector. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) a Fund may purchase securities on margin, and (e) the Global Real Estate Index Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

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(10) The following apply:

(a) For each Tax-Exempt Income Fund, at least 80% of the net assets of the Fund plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will not be deemed by a Tax-Exempt Income Fund to be exempt from regular federal income tax for purposes of determining whether the Tax-Exempt Income Funds meet this fundamental policy.

(b) Each of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California State personal income tax.

(c) The Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona State personal income tax.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

For Investment Restriction No. 6(a), effective February 3, 2025, the MSCI World ESG Leaders Index was renamed the MSCI World Selection Index.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

In applying Investment Restriction No. 8 with respect to the Index Funds, it is anticipated that each of the Index Funds will be diversified in approximately the same proportions as the respective index that the Fund uses to measure its performance. Because each of the Index Funds seeks to track the performance of the securities included in its respective index, it is possible that an Index Fund may change from diversified to non-diversified as a result of a change in relative market capitalization or weighting of one or more constituents of the Fund’s index. In such an instance, shareholder approval will not be sought when an Index Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weightings of one or more constituents of the Index Fund’s index.

U.S. Quality ESG Fund:

The Fund may not:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

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(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification and industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

The following descriptions may assist shareholders in understanding the requirements of the 1940 Act and interpretations thereunder in connection with the above policies and restrictions for various Funds. Certain investment restrictions set forth above provide certain Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.

The following descriptions are limited by any non-fundamental investment restrictions described above and are subject to a Fund’s investment objective and general investment strategies as stated in the Fund’s Prospectus and this SAI.

Concentration and Industry Classification. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Except to the extent otherwise provided in each of the Investment Restrictions above, for the purpose of determining industry classification, a Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly-owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits Funds from issuing senior securities, except that the Funds may

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borrow money as described in the above policies and restrictions. Rule 18f-4 under the 1940 Act permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act so long as such transactions are entered into in compliance with Rule 18f-4 under the 1940 Act.

Lending. Under the 1940 Act, a Fund is required to have a fundamental investment policy governing making loans to other persons. Current SEC staff interpretations under the 1940 Act prohibit a Fund from lending more than 33-1/3% of its total assets, except through the lending of portfolio securities, the purchase of debt obligations or the use of repurchase agreements.

Diversification. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Underwriting. Under the 1940 Act, underwriting securities involves a Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every Fund have a fundamental investment policy governing such investments.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by (in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, encumbrance of securities or assets of) a Fund. The 1940 Act requires a Fund to continuously maintain an “asset coverage” of at least 300% of the amount of its borrowings. If the asset coverage for borrowings at any time falls below 300% of the amount borrowed a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser (or where applicable, Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio that contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly

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accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Sub-Advisers of the Active M/Multi-Manager Funds and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (Donnelley Financial Solutions), the Funds’ pricing vendors, and the Funds’ proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); financial data compiler to Nomura Corporate Research and Asset Management Inc. (Evare, LLC, a subsidiary of SS&C Technologies Holdings, Inc.); provider for corporate actions management applications to Nomura Corporate Research and Asset Management Inc. (FIS Capital Markets US LLC); provider of regulatory monitoring and reporting services to Massachusetts Financial Services Company (Confluence Technologies, Inc.); consulting service provider to Wellington Management Company, LLP (Accenture LLP); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s website, northerntrust.com/funds, complete portfolio holdings for each Equity Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund and Active M/Multi-Manager Fund as of the end of each calendar quarter. Complete portfolio holdings for the Equity Index Funds, Global Tactical Asset Allocation Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Bond Index Fund are provided as of month-end, subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed.

In addition, the Equity Funds and Equity Index Funds intend to publish on the Trust’s website month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed. A Fund may publish on the Trust’s website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Funds. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 53 portfolios in the Northern Funds Complex—Northern Funds offers 48 portfolios and Northern Institutional Funds consists of 5 portfolios.

INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•   Chief Schooling Officer & Provost since 2020 and Head of School Management and Technology from 2016 to 2020, Success Academy Charter Schools;

•   Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since 2020

•   Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•   Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) from 2019 to 2023;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William Martin Year of Birth: 1970 Trustee since 2024

•   Investment Committee Chair, Foundation for the Carolinas (a community foundation) since 2022;

•   Board Member, Social Venture Partners, Charlotte (a venture philanthropy partnership) since 2012;

•   Senior Managing Director, Chief Investment Officer of Global Fixed Income, Nuveen/TIAA (an investment manager) from 2004 to 2020;

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•   Assessor, Moraine Township, Illinois from 2014 to 2018;

•   Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group (a manager of fixed income portfolios for institutional clients) from 1991 to 2003.

• MassMutual complex (110 portfolios in five investment companies)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 1998

•   Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•   Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow—2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since September 2024

•   Global Head of Product at Northern Trust Asset Management from 2023 to present;

•   Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023;

•   Head of Product Management at ProShare Advisors LLC from 2014 to 2018.

• FlexShares Trust (registered investment company—28 portfolios) • Alpha Core Strategies Fund

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Ms. Kar is deemed to be an “interested” Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	President of Northern Funds, Northern Institutional Funds, and FlexShares Trust since August 2024; Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Funds and Northern Institutional Funds from 2015 to 2024.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2023	Senior Vice President of Northern Trust Investments, Inc. since 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to 2023.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, and FlexShares Trust since 2011; Anti-Money Laundering Compliance Officer for Belvedere Advisors LLC from 2019 to 2023.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

Michael L. Brainerd Year of Birth: 1979 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2024	Senior Vice President and Division Manager of Fund Accounting of The Northern Trust Company since 2022; Vice President and Fund Accounting Department Head at Brown Brothers Harriman from 2020 to 2022.

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019

Senior Trust Officer since 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since 2000; Chief Legal Officer since 2022 and Secretary of Northern Trust Securities, Inc. since 2020; Deputy General Counsel of Northern Trust Corporation since 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since 2020 and 2015, respectively (previously, Associate General Counsel from 2015-2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004 and Chief Legal Officer since 2019; Chief Legal Officer of FlexShares Trust and Northern Funds since 2019; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to 2022.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since 2020; Secretary of FlexShares Trust since 2018; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to 2020.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of The Northern Trust Company since September 2021; Secretary, Boston Trust Walden Funds from 2023 to May 2025; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services Inc. from 2007 to 2021.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds the same office with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE

The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having

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Ms. Kar serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT

Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Adviser’s or Sub-Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.

The Board also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Board has approved a derivatives risk manager, which is responsible for administering the Derivatives Risk Management (DRM) Program for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including

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compliance risks, affecting the Funds during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. The CCO’s quarterly and annual reports include reports on the Sub-Advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE

Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

Independent Trustees

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past eleven years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2015.

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Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively, “Nasdaq”). The total of these payments were $1,991,068 and $6,509,143 in each of 2023 and 2024, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2017.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since July 2024.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from 2014 to 2018. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with

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legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

Interested Trustee

Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds and Northern Funds since September 2024.

STANDING BOARD COMMITTEES

The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of three members: Ms. Bobek (Chairperson), and Messrs. David Martin (ex-officio) and Kloet (ex-officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2025, the Audit Committee convened four times.

The Governance Committee consists of three members: Mses. Skinner (Chairperson), Plouché and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2025, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex officio), and William Martin, and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2025, the Valuation Committee convened four times.

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The Executive Committee consists of three members: Messrs. Kloet (Chairperson) and David Martin, and Ms. Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2025, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2024
Name of Independent Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek

Stock Index Fund: Over $100,000

Mid Cap Index Fund: $50,001 – $100,000

Small Cap Index Fund: $50,001 – $100,000

International Equity Index Fund: $10,001 – $50,000

Global Real Estate Index Fund: $10,001 – $50,000

Over $100,000
Ingrid LaMae A. de Jongh

Stock Index Fund: Over $100,000

Mid Cap Index Fund: $1 – $10,000

Small Cap Index Fund: $1 – $10,000

Emerging Markets Equity Index Fund: $1 – $10,000

International Equity Index Fund: $10,001 – $50,000

Global Real Estate Index Fund: $1 – $10,000

High Yield Fixed Income Fund: $10,001 – $50,000

Bond Index Fund: $50,001 – $100,000

Over $100,000
Thomas A. Kloet

Large Cap Core Fund: Over $100,000 Income Equity Fund: $50,001 – $100,000

Small Cap Core Fund: Over $100,000 Limited Term Tax-Exempt Fund: Over $100,000

Tax-Exempt Fund: Over $100,000 Active M Emerging Markets Equity Fund: Over $100,000

Over $100,000
David R. Martin	Fixed Income Fund: Over $100,000 Global Tactical Asset Allocation Fund: Over $100,000	Over $100,000

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Information as of December 31, 2024
Name of Independent Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William Martin(2)	None	None
Cynthia R. Plouché

Large Cap Core Fund: Over $100,000

Stock Index Fund: Over $100,000

Emerging Markets Equity Index Fund: $10,001 – $50,000

International Equity Index Fund: $10,001 – $50,000

Global Real Estate Index Fund: $10,001 – $50,000

Limited Term U.S. Government Fund: $10,001 – $50,000

High Yield Fixed Income Fund: $50,001 – $100,000

Bond Index Fund: $1 – $10,000

World Selection Index Fund: Over $100,000

Short Bond Fund: $10,001 – $50,000

Over $100,000
Mary Jacobs Skinner	Large Cap Core Fund: Over $100,000 Small Cap Core Fund: $50,001 – $100,000	Over $100,000(3)

Information as of December 31, 2024
Name of Interested Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Paula Kar(2)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2024, Northern Funds offered 39 portfolios and Northern Institutional Funds offered 5 portfolios.

(2)	Mr. William Martin became an Independent Trustee effective July 1, 2024 and Ms. Paula Kar became an Interested Trustee effective September 24, 2024.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION

The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

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The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the fiscal year ended March 31, 2025.

Independent Trustees

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Therese M. Bobek	$89,988	$268,750
Ingrid LaMae A. de Jongh	87,100	260,000
Mark G. Doll(2)	74,488	221,250
Thomas A. Kloet	110,550	330,000
David R. Martin	98,825	295,000
William Martin(3)	65,000	195,000
Cynthia R. Plouché	87,100	260,000
Mary Jacobs Skinner(4)	98,825	295,000

Interested Trustee

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Paula Kar(3)(5)	None	None
Darek Wojnar(2)(5)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2025, Northern Funds offered 37 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Effective September 23, 2024, Mr. Wojnar retired as Trustee. Also, effective December 31, 2024, Mr. Doll retired as Trustee.
(3)	Mr. William Martin became an Independent Trustee of the Trust effective July 1, 2024 and Ms. Kar became an Interested Trustee effective September 24, 2024.
(4)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2025. During this time, Ms. Skinner earned $25,895 in accrued interest from previous years’ deferred compensation.
(5)

As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar and Ms. Kar did not receive any compensation from the Trust for their services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U. S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Craig, Nickels and Ulrich and Messrs. Brainerd, Carberry, Del Real, Meehan, O’Rourke, Rein and Sivillo are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

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CODE OF ETHICS

The Trust and its Investment Adviser and each Sub-Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Northern Funds Distributors, LLC (“NFD” or the “Distributor”), an unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. NTI is referred to as the “Investment Adviser.”

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds, and also serves as securities lending agent for Funds that participate in the Trust’s securities lending program. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of approximately $14.24 trillion and assets under custody of approximately $1.69 trillion.

Investment Sub-Advisers

The Trust and the Investment Adviser have received an exemptive order from the SEC that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Funds. The Investment Adviser will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Investment Adviser does not determine what investments will be purchased or sold for the Funds, with the exception of the cash portion of each Fund. Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of a Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

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The current Sub-Advisers to the Funds are set forth below.

Sub-Advisers
Active M Emerging Markets Equity Fund	Axiom Investors, LLC (“Axiom”) FIAM LLC (“FIAM”) Westwood Global Investments, LLC (“Westwood”)

Active M International Equity Fund

AllianceBernstein L.P. (“AB”)

Causeway Capital Management LLC (“Causeway”)

Victory Capital Management Inc. (“Victory Capital”)

WCM Investment Management, LLC (“WCM”)

Wellington Management Company LLP (“Wellington”)

Multi-Manager Global Listed Infrastructure Fund

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”)

Eagle Global Advisors, LLC (“Eagle”)

First Sentier Investors (Australia) IM Ltd (“First Sentier”)

KBI Global Investors (North America) Ltd. (“KBIGINA”)

Lazard Asset Management LLC (“Lazard”)

Multi-Manager Global Real Estate Fund	Janus Henderson Investors US LLC (“JHIUS”) Massachusetts Financial Services Company (“MFS”)

Multi-Manager High Yield Opportunity Fund	BlackRock Investment Management, LLC (“BIM”) Nomura Corporate Research and Asset Management Inc. (“Nomura”) Polen Capital Credit, LLC (“Polen Credit”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

AB

AB is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. As of March 31, 2025, AllianceBernstein Holding L.P. owned approximately 37.5% of the issued and outstanding AB Units and Equitable Holdings, Inc. and its subsidiaries had an approximate 61.9% economic interest in AB (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB), and unaffiliated holders held approximately 0.6%.

Axiom

Axiom is a 100% employee-owned company. Andrew H. Jacobson, chief executive officer and managing member, owns a controlling interest in Axiom.

BIM

BIM is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly traded investment management Firm, with common stock listed on the New York Stock Exchange.

Causeway

Causeway is a Delaware limited liability company and wholly owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway,

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respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Cohen & Steers

Cohen & Steers is 100% owned by its parent company, Cohen & Steers, Inc. (NYSE ticker: CNS), a Delaware corporation. Cohen & Steers, Inc. is a publicly traded company on the New York Stock Exchange, and is broadly held.

Eagle

Eagle is a registered investment advisor located in Houston, Texas. The firm is 100% owned by its employees.

FIAM

FIAM was created in 2005 as a wholly owned, indirect subsidiary of FMR LLC.

First Sentier

First Sentier is a global investment management firm and registered investment adviser headquartered in Sydney, Australia. First Sentier is wholly owned by Mitsubishi UFJ Trust and Banking Corporation.

JHIUS

JHIUS is a Delaware limited liability company and a wholly owned subsidiary of Janus Henderson Group. Janus Henderson Group is a publicly-traded independent asset management firm incorporated in Jersey, Channel Islands, which does business as Janus Henderson Investors and is listed on the New York Stock Exchange. No individual or person owns/controls more than 25% of Janus Henderson Group.

KBIGINA

KBIGINA, an Irish corporation, is a wholly owned subsidiary of KBI Global Investors Ltd. (“KBIGI”). KBIGI is wholly-owned by Amundi Asset Management. Amundi Asset Management is, in turn, 100% owned by Amundi SA, which is a publicly traded company listed on the French Stock Exchange and which is majority owned by Crédit Agricole S.A. The remaining shares of Amundi SA are held by institutional and retail investors.

Lazard

Lazard is a Delaware limited liability company. It is an indirect, wholly owned subsidiary of Lazard Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.”

MFS

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified, publicly traded financial services company).

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Nomura

Nomura is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%.

Polen Credit

Polen Credit is a Massachusetts-based limited liability company. On January 31, 2022, Polen Capital acquired 100% of the outstanding equity units of Polen Credit (at the time, known as DDJ Capital Management). By virtue of owning 100% of the outstanding equity units of Polen Credit, Polen Capital controls Polen Credit. Polen Capital itself is an independently controlled, employee-managed firm, structured as a limited liability company. Stan Moss, CEO of Polen Capital; Dan Davidowitz, Portfolio Manager; and Damon Ficklin, Head of Team and Portfolio Manager, each may be deemed controlling persons of Polen Capital and, accordingly, of Polen Credit as well.

Victory Capital

Victory Capital is a New York corporation registered as an investment adviser with the SEC. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a publicly traded Delaware corporation.

WCM

WCM is 95% controlled by its employees. Its CEO and Chairman, Paul R. Black and Kurt R. Winrich, CFA, respectively, each own more than 25% of WCM’s voting securities.

Wellington

Wellington is a Delaware limited liability partnership and is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Westwood

Westwood is owned by its founders, Meg Reynolds, CFA, and Bryan L. Ward, CFA, each of whom own a controlling interest in Westwood.

Management Agreement and Sub-Advisory Agreements

NTI provides the Funds with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Funds, subject to the general supervision of the Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain administration services for the Funds. However, the Management Agreement permits NTI, subject to approval by the Board, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. The Active M/Multi-Manager Funds are managed by NTI and one or more of the Sub-Advisers set forth above. NTI has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. NTI is responsible for managing the Active M/Multi-Manager Funds during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired or where assets are reallocated among existing Sub-Advisers. During these transition periods, NTI may use the services of a transition manager to facilitate the purchase or sale of an Active M/Multi-Manager Fund’s portfolio holdings.

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NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement and each Sub-Advisory Agreement has been approved by the Board, including the Independent Trustees.

The Management Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser and Sub-Advisers, shall attempt to obtain the best net price and execution or, use its best judgment to obtain the best overall terms available. Purchases by the Funds from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers, is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers, may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser and Sub-Advisers uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser and Sub-Advisers, may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser or Sub-Advisers.

The Investment Adviser has created a global trading desk that is designed to seek best execution for trading of certain securities outside of the U.S. The global trading desk has been assigned local traders who place trades on behalf of certain Funds pursuant to instructions given by the Investment Adviser. When utilizing the global trading desk, the Investment Adviser will instruct and delegate trading discretion to the local traders at the global

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trading desk to execute securities transactions on behalf of a Fund. Notwithstanding this delegation, the Investment Adviser retains responsibility for oversight of any trading activity conducted by the local traders at the global trading desk on behalf of a Fund.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations and costs, including with respect to the processes and conditions under which global asset managers may acquire investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). The Investment Adviser and Sub-Advisers may be affected by MiFID II to the extent they participate in certain trade aggregation practices or make use of brokers or other personnel that are subject to European Union regulation.

The Investment Adviser and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser, or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and Sub-Advisers, and does not reduce the advisory fees payable to the Investment Adviser by the Funds or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers of the Active M/Multi-Manager Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

Transactions between the Active M/Multi-Manager Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio. The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.

On occasions when the Investment Adviser or Sub-Advisers, deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the

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Investment Adviser or Sub-Advisers, the Management Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be the most equitable and consistent with their obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement, and each Sub-Advisory Agreement permit the Investment Adviser and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Board, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the NAV of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

Unless sooner terminated, the Trust’s Management Agreement and Sub-Advisory Agreements with respect to the Funds is in effect with respect to the particular Fund for an initial two-year period. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of each Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

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The Management Agreement and each Sub-Advisory Agreement provides that the Investment Adviser and Sub-Advisers, respectively, may render similar services to others so long as their services under the Management Agreement or Sub-Advisory Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The Management and Sub-Advisory Agreements provide that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Northern Trust Corporation, the Sub-Advisers and their affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation, the Sub-Advisers, or their affiliates are serving as principal underwriter. In the opinion of Northern Trust Corporation and the Sub-Advisers, this limitation will not significantly affect the ability of the Funds to pursue their investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Funds’ respective average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Core Bond Fund	0.38%	0.369%	0.358%
Fixed Income Fund	0.43%	0.417%	0.404%
Short Bond Fund	0.38%	0.369%	0.358%
Limited Term U.S. Government Fund	0.38%	0.369%	0.358%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
U.S. Government Fund	0.38%	0.369%	0.358%
Arizona Tax-Exempt Fund	0.43%	0.417%	0.404%
California Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
California Tax-Exempt Fund	0.43%	0.417%	0.404%
Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Tax-Exempt Fund	0.43%	0.417%	0.404%
Limited Term Tax-Exempt Fund	0.43%	0.417%	0.404%

CONTRACTUAL MANAGEMENT FEE RATE
Income Equity Fund(1)	0.46%
Global Tactical Asset Allocation Fund	0.23%
Large Cap Core Fund	0.44%
Small Cap Value Fund(8)	0.45%
Small Cap Core Fund(9)	0.38%
Emerging Markets Equity Index Fund(2)	0.14%
Global Real Estate Index Fund	0.40%

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CONTRACTUAL MANAGEMENT FEE RATE
World Selection Index Fund	0.18%
International Equity Index Fund(3)	0.09%
Mid Cap Index Fund(4)	0.09%
Small Cap Index Fund(4)	0.09%
Stock Index Fund(5)	0.04%
High Yield Fixed Income Fund(6)	0.58%
Bond Index Fund(4)	0.06%
International Equity Fund(7)	0.47%
U.S. Quality ESG Fund	0.37%
Large Cap Value Fund	0.53%

(1)

Prior to July 29, 2022, NTI was entitled to a management fee at the annual rate of 0.95% of the first $1 billion, 0.922% of the next $1 billion, and 0.894% of the amount over $2 billion of the Fund’s average daily net assets.

(2)	Prior to September 1, 2022, NTI was entitled to an annual contractual management fee rate of 0.21% of the Fund’s average daily net assets.
(3)	Prior to September 1, 2022, NTI was entitled to an annual contractual management fee rate of 0.18% of the Fund’s average daily assets.
(4)	Prior to September 1, 2022, NTI was entitled to an annual contractual management fee rate of 0.13% of the Fund’s average daily assets.
(5)	Prior to September 1, 2022, NTI was entitled to an annual contractual management fee rate of 0.08% of the Fund’s average daily assets.
(6)

Prior to September 1, 2022, NTI was entitled to an annual contractual management fee at the annual rate of 0.79% of the first $1.5 billion, 0.766% of the next $1 billion and 0.743% of the amount over $2.5 billion of the Fund’s average daily net assets.

(7)	Prior to July 29, 2022, NTI was entitled to an annual contractual management fee rate of 0.48% of the Fund’s average daily assets.
(8)	Prior to January 1, 2025, NTI was entitled to an annual contractual management fee rate of 0.95% of the Fund’s average daily assets.
(9)	Prior to January 1, 2025, NTI was entitled to an annual contractual management fee rate of 0.47% of the Fund’s average daily assets.

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
Active M Emerging Markets Equity Fund	1.08%	1.048%	1.017%
Active M International Equity Fund	0.82%	0.795%	0.771%
Multi-Manager Global Listed Infrastructure Fund	0.90%	0.873%	0.847%
Multi-Manager Global Real Estate Fund	0.89%	0.863%	0.837%

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager High Yield Opportunity Fund(1)	0.65%	0.631%	0.612%

(1)

Prior to July 31, 2023, NTI was entitled to a management fee at the annual rate of 0.83% of the first $1.5 billion, 0.805% of the next $1 billion, and 0.781% of the amount over $2.5 billion of the Fund’s average daily net assets.

Securities Lending Agent

In reliance on an exemptive order issued by the SEC, the Board has approved TNTC (the “Securities Lending Agent”) to serve as Securities Lending Agent for the Funds (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds). As Securities Lending Agent, TNTC provides securities lending services to the Funds under a Securities Lending Agreement with the Trust and in accordance with policies and procedures approved by the Board. For such services, TNTC receives a percentage of securities lending revenue generated for the Funds. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) invests and reinvests cash collateral; (iv) monitors the value of securities on loan and the value of the corresponding collateral, (v) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (vi) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vii) performs other

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necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party upon written notice to the other.

During the fiscal year ended March 31, 2025, the Funds did not lend any securities as the securities lending program was not yet operational.

EXPENSES

Except as set forth in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its Independent Trustees; payments to service organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund other than Emerging Markets Equity Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and Bond Index Fund (excluding, as applicable: (i) acquired fund fees and expenses, except as discussed below with respect to Fund investments in mutual funds or exchange-traded funds managed by NTI, as applicable; (ii) service fees (for Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund); (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third-party consultants engaged by the Board; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary during the current fiscal year.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Emerging Markets Equity Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and Bond Index Fund (including acquired fund fees and expenses, but excluding extraordinary expenses) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed 0.1549%, 0.1049%, 0.1049%, 0.1049%, 0.0549% and 0.0749%, respectively, during the current fiscal year.

NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in a money market mutual fund managed by NTI. With respect to Limited Term U.S. Government Fund, U.S. Government Fund, Short Bond Fund and Fixed Income Fund, NTI also has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class in an amount equal to the acquired fund fees and expenses arising from the Fund’s investment in other non-money market mutual funds or exchange-traded funds managed by NTI. These reimbursements will not apply to those Funds that do not charge an advisory fee as a result of contractual or voluntary fee waivers.

The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Funds may be higher than the contractual limitation for the Funds as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement with respect to each Fund will continue until at least July 31,

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2026. The expense reimbursement arrangement with respect to each Fund will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.

NTI may voluntarily reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

For the fiscal years indicated below ended March 31, the management fees payable by each Fund, the amounts waived/reimbursed by NTI, and the net fees paid by each Fund were as follows:

	2025			2024			2023
	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid
Global Tactical Asset Allocation Fund	$189,871	$136,797	$53,074	$230,754	$134,003	$96,751	$250,158	$139,618	$110,539
Income Equity Fund	920,733	314,013	606,720	680,319	209,799	470,520	900,615	195,073	705,542
International Equity Fund	655,688	199,483	456,205	610,656	188,497	422,159	539,428	164,081	375,347
Large Cap Core Fund	1,292,870	291,543	1,001,327	1,116,682	250,675	866,007	1,097,742	256,620	841,122
Large Cap Value Fund	339,016	129,740	209,276	315,593	112,046	203,547	326,129	113,446	212,683
Small Cap Value Fund(1)	8,379,555	1,452,644	6,926,911	14,245,006	2,237,910	12,007,097	17,551,989	2,372,617	15,179,372
Small Cap Core Fund(2)	1,853,107	233,474	1,619,633	2,065,017	209,124	1,855,893	2,104,945	200,869	1,904,076
U.S. Quality ESG Fund	1,833,847	235,667	1,598,180	1,470,385	191,019	1,279,366	1,435,160	192,735	1,242,425
Emerging Markets Equity Index Fund	2,505,020	2,192,797	312,223	1,982,209	2,121,817	0	2,664,746	1,736,881	927,865
Global Real Estate Index Fund	4,221,226	121,965	4,099,261	3,848,719	128,750	3,719,969	4,698,694	149,911	4,548,783
International Equity Index Fund	4,496,535	2,778,461	1,718,074	3,957,064	2,363,495	1,593,569	5,434,808	1,392,033	4,042,775
Mid Cap Index Fund	1,884,069	1,208,846	675,223	1,707,708	1,109,523	598,185	2,252,855	1,167,852	1,085,003
Small Cap Index Fund	1,100,172	758,472	341,700	990,602	608,586	382,016	1,373,056	743,223	629,834
Stock Index Fund	5,798,193	6,490,696	0	4,608,413	4,957,566	0	6,132,022	4,241,194	1,890,828
World Selection Index Fund	3,668,466	45,604	3,622,862	3,246,979	61,500	3,185,479	2,423,274	24,338	2,398,936
Bond Index Fund	1,363,463	1,055,982	307,481	1,365,229	1,100,866	264,363	2,110,433	935,018	1,175,415
Core Bond Fund	357,771	110,745	247,026	378,801	101,969	276,832	543,708	117,357	426,351
Fixed Income Fund	1,457,889	210,136	1,247,753	1,736,103	222,803	1,513,300	2,395,276	262,075	2,133,202
High Yield Fixed Income Fund	15,887,152	1,184,979	14,702,173	15,372,950	1,060,123	14,312,827	22,765,897	1,397,279	21,368,618

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	2025			2024			2023
	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid
Short Bond Fund(3)	$1,072,085	$152,873	$919,212	$1,172,790	$148,735	$1,024,054	$1,465,594	$184,330	$1,281,264
Limited Term U.S. Government Fund(3)	92,458	69,847	22,611	160,488	88,863	71,625	197,868	88,288	109,580
Tax-Advantaged Ultra-Short Fixed Income Fund	5,733,534	729,644	5,003,890	5,346,995	683,195	4,663,801	6,942,027	824,868	6,117,159
Ultra-Short Fixed Income Fund	3,769,600	615,738	3,153,862	4,679,624	640,724	4,038,900	6,650,170	889,376	5,760,794
U.S. Government Fund(3)	88,502	79,734	8,768	140,484	73,330	67,154	172,124	80,893	91,231
Arizona Tax-Exempt Fund	249,032	131,661	117,371	298,030	134,626	163,404	413,118	157,687	255,430
California Intermediate Tax-Exempt Fund	1,033,499	166,686	866,813	1,103,879	168,588	935,291	1,523,400	219,863	1,303,537
California Tax-Exempt Fund	636,102	151,292	484,810	665,421	148,637	516,785	752,918	163,168	589,750
Intermediate Tax-Exempt Fund	4,985,727	520,703	4,465,024	5,950,137	598,897	5,351,240	8,636,774	755,200	7,881,574
Limited Term Tax-Exempt Fund	1,641,183	203,844	1,437,339	2,109,897	253,870	1,856,027	2,661,900	301,582	2,360,318
Tax-Exempt Fund	3,294,952	371,247	2,923,705	3,270,968	393,821	2,877,147	4,906,050	506,181	4,399,869
Active M Emerging Markets Equity Fund	1,738,946	353,162	1,385,784	1,600,558	451,036	1,149,522	2,315,748	411,603	1,904,144
Active M International Equity Fund	3,948,812	396,089	3,552,723	3,779,843	336,954	3,442,889	3,906,019	383,193	3,522,826
Multi-Manager Global Listed Infrastructure Fund	8,607,774	451,786	8,155,988	8,943,216	460,565	8,482,651	9,212,865	298,833	8,914,032
Multi-Manager Global Real Estate Fund	1,036,859	176,386	860,473	1,060,494	191,295	869,199	1,351,772	214,377	1,137,395
Multi-Manager High Yield Opportunity Fund(4)	1,183,755	175,742	1,008,013	1,461,840	180,316	1,281,523	1,615,561	175,691	1,439,871

(1)

Prior to January 1, 2025, NTI had contractually agreed to reimburse a portion of the operating expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” did not exceed 1.00%.

(2)

Prior to January 1, 2025, NTI had contractually agreed to reimburse a portion of the operating expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” did not exceed 0.49%.

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(3)	Amounts include reimbursement, if any, of all fees and expenses attributable to investments in affiliated non-money market investment companies.
(4)

Prior to July 31, 2023, NTI had contractually agreed to reimburse a portion of the operating expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” did not exceed 0.85%.

NTI did not voluntarily reimburse any fees for the Funds during the fiscal years ended March 31, 2023, March 31, 2024, and March 31, 2025.

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Adviser may from time to time allocate to such Sub-Adviser for management. The Investment Adviser pays the Sub-Advisers out of its management fees.

For the fiscal years indicated below, the aggregate amount of sub-advisory fees paid by the Investment Adviser for each Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Active M Emerging Markets Equity Fund	$788,232	$740,434	$1,063,212
Active M International Equity Fund	1,961,531	1,872,888	1,922,247
Multi-Manager Global Listed Infrastructure Fund	3,989,775	4,217,658	4,357,775
Multi-Manager Global Real Estate Fund	486,844	495,953	631,225
Multi-Manager High Yield Opportunity Fund	551,895	622,147	695,332

The Trust and the Investment Adviser have received an exemptive order from the SEC that permits the Investment Adviser to amend and terminate existing Sub-Advisory Agreements, approved by the Board, without shareholder approval. The exemption also permits the Investment Adviser to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Adviser without obtaining shareholder approval, if approved by the Board. In the event of a termination of a Sub-Adviser, the Investment Adviser, subject to the Board’s approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In accordance with a separate exemptive order that the Trust and the Investment Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.

Many of the Sub-Advisers have other business relationships with Northern and its other clients. The Sub-Advisory Agreements with all of the Sub-Advisers provide that the Sub-Advisers’ sub-advisory fees will be based on assets under management of the applicable sub-advised Fund and all other assets managed by the Sub-Adviser for Northern Trust’s clients that have a substantially similar investment strategy as such sub-advised Fund. Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice, or by the Investment Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Management Agreement.

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Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

The Trust pays TNTC a monthly fee based on an annual rate of 0.0385% of each Fund’s average daily net assets. In addition, TNTC may be reimbursed for certain expenses as provided in the Transfer Agency and Service Agreement. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months’ written notice.

For the fiscal years or periods indicated below, the amount of transfer agent fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Global Tactical Asset Allocation Fund	$31,761	$38,626	$41,874
Income Equity Fund	77,019	56,940	55,327
International Equity Fund	53,531	50,022	43,879
Large Cap Core Fund	113,085	97,710	96,053
Large Cap Value Fund	24,611	22,925	23,691
Small Cap Core Fund	158,899	169,156	172,427
U.S. Quality ESG Fund	190,806	152,999	149,335
Small Cap Value Fund	381,736	577,299	711,321
Emerging Markets Equity Index Fund	689,317	545,111	594,029
Global Real Estate Index Fund	406,190	370,439	452,252
International Equity Index Fund	1,923,477	1,692,725	1,621,899
Mid Cap Index Fund	805,654	730,511	807,287
Small Cap Index Fund	470,730	423,753	490,997
Stock Index Fund	5,578,703	4,435,568	4,111,102
World Selection Index Fund	784,351	694,495	518,315
Bond Index Fund	874,121	876,043	881,114
Core Bond Fund	36,272	38,378	55,086
Fixed Income Fund	130,304	155,442	214,462
High Yield Fixed Income Fund	1,053,477	1,020,447	1,320,276
Short Bond Fund	108,434	118,822	148,488
Limited Term U.S. Government Fund	9,331	16,260	20,047
Tax-Advantaged Ultra-Short Fixed Income Fund	972,479	904,970	1,187,562
Ultra-Short Fixed Income Fund	631,694	789,750	1,135,470
U.S. Government Fund	8,957	14,233	17,439
Arizona Tax-Exempt Fund	22,307	26,684	36,989
California Intermediate Tax-Exempt Fund	92,422	98,836	136,398

105

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
California Tax-Exempt Fund	$56,899	$59,579	$67,413
Intermediate Tax-Exempt Fund	446,019	532,785	779,512
Limited Term Tax-Exempt Fund	146,778	188,910	238,335
Tax-Exempt Fund	295,054	292,867	439,344
Active M Emerging Markets Equity Fund	61,943	57,057	82,553
Active M International Equity Fund	185,377	177,468	183,393
Multi-Manager Global Listed Infrastructure Fund	367,923	382,727	394,597
Multi-Manager Global Real Estate Fund	44,861	45,875	58,476
Multi-Manager High Yield Opportunity Fund	70,104	79,107	74,939

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of each Fund, (iii) makes receipts and disbursements of funds on behalf of each Fund, (iv) receives, delivers and releases securities on behalf of each Fund, (v) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian, (vi) to the extent applicable to the Funds, is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities held by certain Funds. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

The Custodian receives from the Trust, with respect to services rendered to each Fund: (i) an annual fixed fee; plus (ii) an annual percentage of the Fund’s average daily net assets; plus (iii) an annual fixed dollar fee for each portfolio holding; plus (iv) fixed dollar fees for each trade in portfolio securities; plus (v) reimbursements for other out-of-pocket fees incurred by the Custodian. For the fiscal years or periods indicated below, the amount of gross custodian fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Global Tactical Asset Allocation Fund	$1,850	$2,705	$2,194
Income Equity Fund	26,108	14,468	18,650
International Equity Fund	35,758	45,570	49,738
Large Cap Core Fund	30,649	28,549	28,819
Large Cap Value Fund	11,800	9,724	14,556
Small Cap Value Fund	97,936	123,460	143,826
Small Cap Core Fund	50,517	41,620	45,864
U.S. Quality ESG Fund	44,880	37,813	32,340
Emerging Markets Equity Index Fund	1,357,212	1,143,820	1,430,417
Global Real Estate Index Fund	210,537	175,100	244,427

106

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
International Equity Index Fund	$653,077	$551,463	$549,052
Mid Cap Index Fund	170,722	154,668	166,992
Small Cap Index Fund	137,323	92,766	187,514
Stock Index Fund	1,052,804	802,749	755,591
World Selection Index Fund	215,055	182,898	146,988
Bond Index Fund	225,582	221,930	213,375
Core Bond Fund	18,894	17,242	19,693
Fixed Income Fund	33,390	41,506	48,532
High Yield Fixed Income Fund	189,700	184,720	261,135
Short Bond Fund	23,898	26,149	31,481
Limited Term U.S. Government Fund	4,657	5,846	7,002
Tax-Advantaged Ultra-Short Fixed Income Fund	168,654	161,726	217,731
Ultra-Short Fixed Income Fund	108,225	138,807	214,461
U.S. Government Fund	5,581	5,487	6,664
Arizona Tax-Exempt Fund	6,424	7,259	8,776
California Intermediate Tax-Exempt Fund	19,411	19,867	26,878
California Tax-Exempt Fund	13,058	13,412	14,470
Intermediate Tax-Exempt Fund	80,009	95,105	144,024
Limited Term Tax-Exempt Fund	27,616	36,122	46,143
Tax-Exempt Fund	55,722	53,471	81,400
Active M Emerging Markets Equity Fund	216,574	185,022	270,461
Active M International Equity Fund	167,782	148,959	173,661
Multi-Manager Global Listed Infrastructure Fund	134,183	142,824	145,761
Multi-Manager Global Real Estate Fund	31,211	43,402	49,653
Multi-Manager High Yield Opportunity Fund	38,668	43,703	34,049

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years or periods indicated below, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Global Tactical Asset Allocation Fund	$25,897	$16,536	$23,472
Income Equity Fund	48,153	31,806	32,526
International Equity Fund	42,379	36,698	35,985
Large Cap Core Fund	35,790	41,940	35,017
Large Cap Value Fund	15,485	11,851	23,852
Small Cap Value Fund	303,057	628,351	417,708
Small Cap Core Fund	152,823	86,328	56,120
U.S. Quality ESG Fund	48,270	50,777	73,409
Emerging Markets Equity Index Fund	227,823	488,450	769,605
Global Real Estate Index Fund	84,368	36,950	69,256
International Equity Index Fund	558,978	355,968	367,159
Mid Cap Index Fund	48,812	97,524	75,044
Small Cap Index Fund	89,228	156,528	117,954
Stock Index Fund	76,497	94,300	89,056
World Selection Index Fund	131,039	52,209	57,870

107

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Core Bond Fund	$2,256	$2,314	$4,331
High Yield Fixed Income Fund	49,712	4,534	0
Fixed Income Fund	17,775	3,288	11,926
Short Bond Fund	7,241	12,032	12,635
Limited Term U.S. Government Fund	472	213	0
U.S. Government Fund	516	137	0
Active M Emerging Markets Equity Fund	363,145	219,436	348,156
Active M International Equity Fund	290,629	267,158	344,654
Multi-Manager Global Listed Infrastructure Fund	478,880	427,716	529,461
Multi-Manager Global Real Estate Fund	52,159	49,287	73,532
Multi-Manager High Yield Opportunity Fund	641	1,173	382

To the extent that a Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Investment Adviser or a Sub-Adviser may use an affiliated person of the Investment Adviser or Sub-Adviser as a broker for a Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

Brokerage commissions may be paid to Northern Trust Securities, Inc. and/or Northern Trust Securities LLP, each an affiliated person of the Investment Adviser, which generally charge lower commission rates. During the last three fiscal years ended March 31, the Funds did not pay commissions to Northern Trust Securities, Inc.

108

During the fiscal year ended March 31, 2025, the Trust, Investment Adviser and with respect to the Active M/Multi-Manager Funds, the Sub-Advisers, directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Global Tactical Asset Allocation Fund	$5,635,452	$1,428
Large Cap Core Fund	212,517,874	11,893
Large Cap Value Fund	79,374,486	5,884
Small Cap Core Fund	131,244,856	27,045
Small Cap Value Fund	688,302,563	111,795
US Quality ESG Fund	341,718,534	17,812
Income Equity Fund	116,300,090	10,317
Active M Emerging Markets Equity Fund	142,740,614	51,606
Active M International Equity Fund	219,407,985	89,569
Multi-Manager Global Listed Infrastructure Fund	144,015,419	84,163
Multi-Manager Global Real Estate Fund	35,114,103	9,280

The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Funds acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company. The regular brokers or dealers whose securities (or whose parent companies’ securities) the Funds acquired during the fiscal year ended March 31, 2025, and the amount of securities of such regular brokers or dealers held by the Funds at March 31, 2025, are as follows:

Income Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
J.P. Morgan Chase & Co.	$2,012
Virtu Americas LLC	743
Citigroup Global Markets Inc.	2,793
Morgan Stanley & Co. LLC	771
Bank of America Corporation	239

Large Cap Core Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
J.P. Morgan Chase & Co.	$5,196
Goldman Sachs & Co. LLC	2,749
Citigroup Global Markets Inc.	1,896
Morgan Stanley & Co. LLC	1,041

109

Large Cap Value Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
The Goldman Sachs Group, Inc.	$397
Bank of America Corporation	730
J.P. Morgan Chase Bank, NA	2,374
Citigroup, Inc.	955
Morgan Stanley & Co. LLC	869

Small Cap Core Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Piper Sandler Cos.	$731

U.S. Quality ESG Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
J.P. Morgan Securities LLC	$10,315
Citigroup Global Markets Inc.	4,479
Goldman Sachs & Co. LLC	733

International Equity Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
UBS Group A.G.	$28,898
Barclays PLC	15,503

Stock Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
The Goldman Sachs Group, Inc.	$51,554
J.P. Morgan Securities LLC	207,324
Morgan Stanley & Co. LLC	43,671
The Northern Trust Company	26,985

110

World Selection Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Morgan Stanley & Co. LLC	$7,456
The Northern Trust Company	1,318

Bond Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
J.P. Morgan Chase Bank, NA	$11,574
Wells Fargo Securities, LLC	8,443
Morgan Stanley	11,672
Bank of America	12,351
Goldman Sachs & Co. LLC	8,491
Bank of America	12,351
BMO Nesbitt Burns Inc.	205

Core Bond Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Citigroup, Inc.	$765
J.P. Morgan Chase & Co.	1,829
Barclays PLC	203
Morgan Stanley	920
Bank of America	738
Citadel Advisors LLC	400
HSBC Securities (USA) Inc.	329
Wells Fargo Bank, NA	1,919

Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Citigroup, Inc.	$2,945
J.P. Morgan Chase & Co.	5,506
Bank of America Corp.	4,780
Morgan Stanley	3,151
Barclays PLC	203
Citadel Advisors LLC	1,478
Goldman Sachs & Co. LLC	1,904
HSBC Securities (USA) Inc.	1,395

111

High Yield Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Jefferies Finance, LLC	$13,954
Barclays PLC	5,779
UBS Securities LLC	4,734

Short Bond Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Citigroup Global Markets, Inc.	$1,881
J.P. Morgan Chase Bank, NA	2,716
Bank of America, NA	3,619
Morgan Stanley & Co. LLC	3,021
Barclays Bank PLC	1,303
Wells Fargo Securities, LLC	1,365
Citadel Advisors LLC	1,779
Goldman Sachs & Co. LLC	848

Tax-Advantaged Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
J.P. Morgan Chase Bank, NA	$21,640
Bank of America Corporation	22,025
RBC Capital Markets, LLC	16,989
Goldman Sachs & Co. LLC	9,845

Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Bank of America, NA	$3,020
Barclays Bank PLC	10,134
Wells Fargo Securities, LLC	19,600
J.P. Morgan Chase Bank, NA	30,578
Mizuho Securities USA LLC	14,611
Goldman Sachs & Co. LLC	26,568
RBC Capital Markets, LLC	32,151
Morgan Stanley & Co. LLC	29,653
Citigroup Global Markets Inc.	29,025

112

Active M Emerging Markets Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
HSBC Securities (USA) Inc.	$312

Active M International Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
UBS Securities LLC	$3,798
Barclays Capital Inc.	3,220

Multi-Manager High Yield Opportunity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$290
Jane Street Execution Services, LLC	144
Barclays Capital Inc	400

PORTFOLIO MANAGERS

The portfolio managers for the Funds are listed in the chart below.

Fund	Portfolio Manager(s)
Global Tactical Asset Allocation Fund	Anwiti Bahuguna, Daniel Ballantine, Colin Cheesman(a) and Peter Wilke(a)
Income Equity Fund	Sridhar Kancharla, Reed A. LeMar and Jeffrey D. Sampson
International Equity Fund	Mark C. Sodergren, Sridhar Kancharla and Reed A. LeMar
Large Cap Core Fund	Mark C. Sodergren, Sridhar Kancharla and Reed A. LeMar
Large Cap Value Fund	Mark C. Sodergren, Sridhar Kancharla and Jiemin Xu
Small Cap Value Fund	Sridhar Kancharla, Reed A. LeMar and Jiemin Xu(e)
Small Cap Core Fund	Sridhar Kancharla Reed A. LeMar and Jiemin Xu(e)
World Selection Index Fund	Volter Bagriy(b), Steven J. Santiccioli, Brendan Sullivan(b) and Michael Gleeman(e)
Emerging Markets Equity Index Fund	Robert D. Anstine, Brendan Sullivan(b), Steven J. Santiccioli(b) and Yair Walny(e)
Global Real Estate Index Fund	Volter Bagriy, Steven J. Santiccioli(b) and Brendan Sullivan(b) and Alan Aung(e)
International Equity Index Fund	Volter Bagriy(b), Steven J. Santiccioli(b), Brendan Sullivan and Robert Anstine(e)
Mid Cap Index Fund	Chris J. Jaeger(b), Lucy A. Johnston, Shivani Shah(b) and Errol Mitchell(e)

113

Fund	Portfolio Manager(s)
Small Cap Index Fund	Chris J. Jaeger(b), Lucy A. Johnston(b), Shivani Shah and Aaron Wang(e)
Stock Index Fund	Chris J. Jaeger, Lucy A. Johnston(b), Shivani Shah(b), and Keith Carroll(e)
Arizona Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
Bond Index Fund	Kevin J. O’Shaughnessy, Mousumi Chinara, David Alongi and Michael Chico
California Intermediate Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
California Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
Core Bond Fund	Christian Roth, Bilal K. Memon, Chaitanya Mandavakuriti, Antulio Bomfim, and Dmitri Artemiev(e)
Fixed Income Fund	Christian Roth, Bilal K. Memon, Chaitanya Mandavakuriti, Antulio Bomfim, and Dmitri Artemiev(e)
High Yield Fixed Income Fund	Benjamin McCubbin and Sau Mui(d)
Intermediate Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
Short Bond Fund	Bilal K. Memon, Chaitanya Mandavakuriti, Antulio Bomfim, and Dmitri Artemiev(e)
Limited Term Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
Limited Term U.S. Government Fund	Michael R. Chico and David Alongi
Tax-Advantaged Ultra-Short Fixed Income Fund	Adam M. Shane, Timothy Blair, Bilal K. Memon and Morten Olsen
Tax-Exempt Fund	Adam M. Shane, Timothy Blair and Brian Sipich(c)
Ultra-Short Fixed Income Fund	Bilal K. Memon, Morten Olsen and Chaitanya Mandavakuriti
U.S. Government Fund	Michael R. Chico and David Alongi
U.S. Quality ESG Fund	Jeffrey D. Sampson, Peter M. Zymali and Jiemin Xu(e)
Active M Emerging Markets Equity Fund	Kelly Finegan and Kaz Sikora
Active M International Equity Fund	Kelly Finegan and Kaz Sikora
Multi-Manager Global Listed Infrastructure Fund	Kelly Finegan and Jim Hardman
Multi-Manager Global Real Estate Fund	Kelly Finegan and Jim Hardman
Multi-Manager High Yield Opportunity Fund	Luis Diez and Neal Barrett

(a)	Became a Portfolio Manager effective January 3, 2025.
(b)	Became a Portfolio Manager effective September 24, 2024.
(c)	Became a Portfolio Manager effective May 14, 2025.
(d)	Became a Portfolio Manager effective March 20, 2025.
(e)	Became a Portfolio Manager effective July 31, 2025.

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

114

The table below discloses the accounts within each type of category listed below for which David Alongi was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$2,180	0	$0
Other Registered Investment Companies:	5	4,288	0	0
Other Pooled Investment Vehicles:	15	51,305	0	0
Other Accounts:	7	5,299	0	0

The table below discloses the accounts within each type of category listed below for which Robert D. Anstine* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$1,797	0	$0
Other Registered Investment Companies:	19	13,632	0	0
Other Pooled Investment Vehicles:	2	217	0	0
Other Accounts:	3	47	0	0

*	Robert Anstine became a Portfolio Manager of the International Equity Index Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Dmitri Artemiev* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

*	Dmitri Artemiev became a Portfolio Manager of the Core Bond Fund, Fixed Income Fund and Short Bond Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Alan Aung* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	4	2,535	0	0
Other Pooled Investment Vehicles:	2	18,001	0	0
Other Accounts:	8	6,616	0	0

*	Alan Aung became a Portfolio Manager of the Global Real Estate Index Fund effective July 31, 2025.

115

The table below discloses the accounts within each type of category listed below for which Volter Bagriy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$925	0	$0
Other Registered Investment Companies:	4	857	0	0
Other Pooled Investment Vehicles:	14	68,029	0	0
Other Accounts:	9	6,923	0	0

The table below discloses the accounts within each type of category listed below for which Anwiti Bahuguna was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$77	0	0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Daniel Ballantine was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$77	0	0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Neal Barrett was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$156	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

116

The table below discloses the accounts within each type of category listed below for which Timothy Blair was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	7	$5,300	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	431	2,480	0	0

The table below discloses the accounts within each type of category listed below for which Antulio Bomfim was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$718	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Keith Carroll* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	3	2,481	0	0
Other Pooled Investment Vehicles:	6	34,717	0	0
Other Accounts:	19	20,163	0	0

*	Keith Carroll became a Portfolio Manager of the Stock Index Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Colin Cheesman was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$77	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

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The table below discloses the accounts within each type of category listed below for which Michael R. Chico was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$115	0	$0
Other Registered Investment Companies:	3	3,244	0	0
Other Pooled Investment Vehicles:	1	183	0	0
Other Accounts:	21	10,204	0	0

The table below discloses the accounts within each type of category listed below for which Mousumi Chinara was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,130	0	$0
Other Registered Investment Companies:	1	42	0	0
Other Pooled Investment Vehicles:	16	35,597	0	0
Other Accounts:	26	14,800	0	0

The table below discloses accounts within each type of category listed below for which Luis Diez was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$179	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Kelly Finegan was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	4	$1,573	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

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The table below discloses the accounts within each type of category listed below for which Jim Hardman was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$951	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Michael Gleeman* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	3	3,032	0	0
Other Pooled Investment Vehicles:	9	21,337	0	0
Other Accounts:	9	9,403	0	0

*	Michael Gleeman became a Portfolio Manager of the World Selection Index Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Chris J. Jaeger was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	3	$17,582	0	$0
Other Registered Investment Companies:	5	35,202	0	0
Other Pooled Investment Vehicles:	6	46,661	0	0
Other Accounts:	15	13,489	0	0

The table below discloses the accounts within each type of category listed below for which Lucy A. Johnston was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	3	$17,582	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	7	89,804	0	0
Other Accounts:	16	10,049	0	0

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The table below discloses the accounts within each type of category listed below for which Sridhar Kancharla was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	6	$1,866	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	17	5,084	0	0
Other Accounts:	28	17,268	0	0

The table below discloses the accounts within each type of category listed below for which Reed A. LeMar was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	5	$1,803	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	18	5,147	0	0
Other Accounts:	28	17,268	0	0

The table below discloses the accounts within each type of category listed below for which Chaitanya Mandavakuriti was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	4	$4,465	0	$0
Other Registered Investment Companies:	4	1,894	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	56	7,738	0	0

The table below discloses the accounts within each type of category listed below for which Benjamin McCubbin was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,380	0	$0
Other Registered Investment Companies:	1	1,238	0	0
Other Pooled Investment Vehicles:	2	529	0	0
Other Accounts:	3	1,044	0	0

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The table below discloses accounts within each type of category listed below for which Bilal K. Memon was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	5	$5,146	0	$0
Other Registered Investment Companies:	2	1,374	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	122	21,112	0	0

The table below discloses the accounts within each type of category listed below for which Errol Mitchell* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	448	0	0
Other Pooled Investment Vehicles:	7	20,100	0	0
Other Accounts:	13	15,600	0	0

*	Errol Mitchell became a Portfolio Manager of the Mid Cap Index Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Sau Mui was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,380	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	2	529	0	0
Other Accounts:	3	1,044	0	0

The table below discloses the accounts within each type of category listed below for which Kevin J. O’Shaughnessy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,130	0	$0
Other Registered Investment Companies:	1	88	0	0
Other Pooled Investment Vehicles:	23	76,060	0	0
Other Accounts:	32	20,701	0	0

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The table below discloses the accounts within each type of category listed below for which Morten Olsen was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$4,425	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	1,166	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Christian Roth was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	2	$425	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Jeffrey D. Sampson, CFA, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$718	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	20	3,229	0	0

The table below discloses the accounts within each type of category listed below for which Steven J. Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$1,900	0	$0
Other Registered Investment Companies:	3	366	0	0
Other Pooled Investment Vehicles:	3	14,270	0	0
Other Accounts:	3	189	0	0

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The table below discloses accounts within each type of category listed below for which Shivani Shah was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$17,582	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	9	24,021	0	0
Other Accounts:	10	5,374	0	0

The table below discloses accounts within each type of category listed below for which Adam M. Shane was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	8	$5,495	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	361	3,912	0	0

The table below discloses the accounts within each type of category listed below for which Kaz Sikora was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	2	$622	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Brian Sipich was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	6	$2,571	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	563	2,231	0	0

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The table below discloses the accounts within each type of category listed below for which Mark C. Sodergren was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$481	0	$0
Other Registered Investment Companies:	2	9,986	0	0
Other Pooled Investment Vehicles:	11	3,258	0	0
Other Accounts:	7	4,450	0	0

The table below discloses the accounts within each type of category listed below for which Brendan Sullivan was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	4	$9,819	0	$0
Other Registered Investment Companies:	19	13,862	0	0
Other Pooled Investment Vehicles:	2	20,824	0	0
Other Accounts:	4	2,242	0	0

The table below discloses the accounts within each type of category listed below for which Yair Walny* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	5	3,477	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

*	Yair Walny became a Portfolio Manager of the Emerging Markets Equity Index Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Aaron Wang* was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

*	Aaron Wang became a Portfolio Manager of the Small Cap Index Fund effective July 31, 2025.

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The table below discloses the accounts within each type of category listed below for which Peter Wilke was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$85	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Jiemin Xu* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$63	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	22	6,887	0	0
Other Accounts:	28	17,268	0	0

*	Jiemin Xu became a Portfolio Manager of the Small Cap Core Fund, Small Cap Value Fund and U.S. Quality ESG Fund effective July 31, 2025.

The table below discloses the accounts within each type of category listed below for which Peter M. Zymali, CFP®, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$460	0	0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	9	1,360	0	0

CONFLICTS OF INTEREST

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

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NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an NTI affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI’s and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit NTI or its affiliates or their other funds or accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may

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benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

TNTC, an affiliate of NTI, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds that participate in the securities lending program. NTI will also receive compensation for managing the reinvestment of the cash collateral from securities lending. Potential conflicts of interest may arise in managing a securities lending program, which may include, but are not

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limited to: (i) TNTC as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for NTI and its affiliates; and (ii) TNTC as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to NTI. NTI seeks to mitigate this conflict through an impartial loan allocation system implemented under the Securities Lending Agreement.

Conflicts Associated with Sub-Advisers

The Sub-Advisers to the Active M/Multi-Manager Funds have interests and relationships that may create conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers. Such conflicts of interest may be similar to or different from those conflicts described herein relating to NTI. Such conflicts may relate to the Sub-Advisers’ trading and investment practices, including their selection of broker-dealers, soft-dollar arrangements, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest.

A Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are similar to those of the Funds and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization securities, investments in MLPs in the oil and gas industry and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where a Sub-Adviser limits the number of clients whose assets it manages. The Sub-Advisers have established policies with respect to the Sub-Adviser’s Accounts to mitigate these conflicts.

The Sub-Advisers do not receive performance-based compensation for their investment management activities on behalf of the Funds. However, a Sub-Adviser may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives a higher rate of fees or other compensation (including performance-based fees or allocations) than it receives from a Fund. The simultaneous management of Sub-Adviser’s Accounts that pay higher fees or other compensation and the Funds creates a conflict of interest as a Sub-Adviser may have an incentive to favor Sub-Adviser’s Accounts with the potential to receive higher fees to the detriment of a Fund. For instance, a Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. Certain of the Sub-Advisers may engage in transactions with affiliated brokers as governed by Rule 17e-1 under the 1940 Act. Sub-Advisers may also utilize soft dollars as described under “Management Agreement and Sub-Advisory Agreements.” The Sub-Advisers have adopted policies and procedures that they believe will mitigate the conflicts that may arise from their respective brokerage practices.

To address these potential conflicts, each Sub-Adviser has developed policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts (including the Funds) consistent with the Sub-Adviser’s fiduciary obligations.

Certain Business Relationships. In certain instances, employees of Polen Credit, including portfolio managers of the Multi-Manager High Yield Opportunity Fund, may sit on the board of a portfolio company held by one or more Polen Credit clients, including the Multi-Manager High Yield Opportunity Fund. Such service may give rise to actual or potential conflicts of interest (or perceived conflicts of interest). For example, Polen Credit may receive material non-public information of a company because one of its employees sits on its board of directors. In such circumstances, the issuer of such security will be placed on Polen Credit’s “Restricted List,” and Polen Credit will not trade securities issued by such issuer in secondary transactions until the material, non-public information becomes public and/or no longer material, or trading is otherwise permitted in accordance with applicable law. The length of time that Polen Credit may be subject to such restrictions on

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trading with respect to its client portfolios may cause such investments to be classified as illiquid and may be significant. This may prevent the Fund from acquiring or disposing of securities at a favorable time and may cause the Fund to forego certain investment opportunities. Polen Credit has adopted written guidelines designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s service on the board of a portfolio company held by one or more Polen Credit clients. Specifically, these guidelines, among other items (i) establishes reporting guidelines for any actual or potential conflicts of interest; (ii) depending on the facts and circumstances, requires the employee to recuse themselves from also participating in any investment decision with respect to Polen Credit’s clients (with another Polen Credit investment professional, such as a co-portfolio manager, thereby assuming the responsibility to take any appropriate investment management activities on behalf of the Fund in accordance with Polen Credit’s fiduciary responsibilities); and (iii) where recusal does not mitigate the conflict or as otherwise required, provides for disclosure to affected Polen Credit clients of the material facts and circumstances of the conflict.

Additional information about potential conflicts of interest regarding the Sub-Advisers is set forth in each Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of each Sub-Adviser and NTI’s Forms ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Portfolio Manager Compensation Structure

As of the date of this registration statement, the compensation for the NTI portfolio managers of the Equity Funds, Equity Index Funds and Active M/Multi-Manager Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. Performance is measured against each Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The portfolio managers’ annual cash incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of the date of this registration statement, the compensation for the portfolio managers of the Fixed Income Funds (except the Tax-Advantaged Ultra-Short Fixed Income Fund, and Ultra-Short Fixed Income Fund) and Tax-Exempt Fixed Income Funds (except the Limited Term Tax-Exempt Fund) is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her fixed-income product strategy team. For the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Tax-Exempt Fund, Limited Term U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual cash incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of the date of this registration statement, the compensation for the portfolio managers of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund is based on the competitive

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marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Funds or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the end of the most recently completed fiscal year ended March 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
David Alongi	Bond Index Fund	None
David Alongi	Limited Term U.S. Government Fund	None
David Alongi	U.S. Government Fund	None
Robert D. Anstine	Emerging Markets Equity Index Fund	None
Robert D. Anstine[1]	International Equity Index Fund	None
Dmitri Artemiev[2]	Core Bond Fund	None
Dmitri Artemiev[2]	Fixed Income Fund	None
Dmitri Artemiev[2]	Short Bond Fund	None
Alan Aung[3]	Global Real Estate Index Fund	None
Volter Bagriy[4]	Global Real Estate Index Fund	None
Volter Bagriy[4]	International Equity Index Fund	None
Volter Bagriy[4]	World Selection Index Fund	None
Anwiti Bahuguna	Global Tactical Asset Allocation	None
Daniel Ballantine	Global Tactical Asset Allocation	None
Neal Barrett	Multi-Manager High Yield Opportunity Fund	$10,001-$50,000
Timothy Blair	Arizona Tax-Exempt Fund	None
Timothy Blair	California Intermediate Tax-Exempt Fund	None
Timothy Blair	California Tax-Exempt Fund	None
Timothy Blair	Intermediate Tax-Exempt Fund	None
Timothy Blair	Limited Term Tax-Exempt Fund	None
Timothy Blair	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Timothy Blair	Tax-Exempt Fund	None
Antulio Bomfim	Core Bond Fund	None
Antulio Bomfim	Fixed Income Fund	None
Antulio Bomfim	Short Bond Fund	None
Keith Carroll[5]	Stock Index Fund	None
Colin Cheesman[6]	Global Tactical Asset Allocation Fund	None
Michael R. Chico	Bond Index Fund	None
Michael R. Chico	Limited Term U.S. Government Fund	None
Michael R. Chico	U.S. Government Fund	None
Mousumi Chinara	Bond Index Fund	None

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Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Luis Diez	Multi-Manager High Yield Opportunity Fund	$1 – $10,000
Kelly Finegan	Active M Emerging Markets Equity Fund	None
Kelly Finegan	Active M International Equity Fund	None
Kelly Finegan	Multi-Manager Global Listed Infrastructure Fund	None
Kelly Finegan	Multi-Manager Global Real Estate Fund	None
Jim Hardman	Multi-Manager Global Listed Infrastructure Fund	None
Jim Hardman	Multi-Manager Global Real Estate Fund	None
Michael Gleeman[7]	World Selection Index Fund	None
Chris J. Jaeger[8]	Stock Index Fund	None
Chris J. Jaeger[8]	Mid Cap Index Fund	None
Chris J. Jaeger[8]	Small Cap Index Fund	None
Lucy A. Johnston[9]	Mid Cap Index Fund	None
Lucy A. Johnston[9]	Stock Index Fund	None
Lucy A. Johnston[9]	Small Cap Index Fund	None
Sridhar Kancharla	Income Equity Fund	None
Sridhar Kancharla	International Equity Fund	$10,001 – $50,000
Sridhar Kancharla	Large Cap Value Fund	None
Sridhar Kancharla	Large Cap Core Fund	$10,001 – $50,000
Sridhar Kancharla	Small Cap Core Fund	None
Sridhar Kancharla	Small Cap Value Fund	None
Reed A. LeMar	Income Equity Fund	$1 – $10,000
Reed A. LeMar	International Equity Fund	None
Reed A. LeMar	Large Cap Core Fund	None
Reed A. LeMar	Small Cap Core Fund	None
Reed A. LeMar	Small Cap Value Fund	None
Chaitanya Mandavakuriti	Core Bond Fund	None
Chaitanya Mandavakuriti	Fixed Income Fund	None
Chaitanya Mandavakuriti	Short Bond Fund	None
Chaitanya Mandavakuriti	Ultra-Short Fixed Income Fund	None
Benjamin McCubbin	High Yield Fixed Income Fund	$1-$10,000
Bilal K. Memon	Core Bond Fund	None
Bilal K. Memon	Fixed Income Fund	None
Bilal K. Memon	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Bilal K. Memon	Ultra-Short Fixed Income Fund	None
Bilal K. Memon	Short Bond Fund	None
Errol Mitchell[10]	Mid Cap Index	None
Sau Mui[11]	High Yield Fixed Income Fund	None
Kevin J. O’Shaughnessy	Bond Index Fund	None
Morten Olsen	Ultra-Short Fixed Income Fund	None
Morten Olsen	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Christian Roth	Core Bond Fund	None
Christian Roth	Fixed Income Fund	None
Jeffrey D. Sampson	Income Equity Fund	$10,001 – $50,000
Jeffrey D. Sampson	U.S. Quality ESG Fund	$10,001 – $50,000

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Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Steven J. Santiccioli[12]	World Selection Index Fund	None
Steven J. Santiccioli[12]	International Equity Index Fund	None
Steven J. Santiccioli[12]	Emerging Markets Equity Index Fund	None
Steven J. Santiccioli[12]	Global Real Estate Index Fund	None
Shivani Shah[13]	Small Cap Index Fund	None
Shivani Shah[13]	Mid Cap Index Fund	None
Shivani Shah[13]	Stock Index Fund	None
Adam M. Shane	Arizona Tax-Exempt Fund	None
Adam M. Shane	California Intermediate Tax-Exempt Fund	None
Adam M. Shane	California Tax-Exempt Fund	None
Adam M. Shane	Intermediate Tax-Exempt Fund	None
Adam M. Shane	Limited Term Tax-Exempt Fund	None
Adam M. Shane	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Adam M. Shane	Tax-Exempt Fund	None
Kaz Sikora	Active M Emerging Markets Equity Fund	None
Kaz Sikora	Active M International Equity Fund	None
Brian Sipich[14]	Arizona Tax-Exempt	None
Brian Sipich[14]	California Intermediate Tax-Exempt Fund	None
Brian Sipich[14]	California Tax-Exempt Fund	None
Brian Sipich[14]	Intermediate Tax-Exempt Fund	None
Brian Sipich[14]	Limited Term Tax-Exempt Fund	None
Brian Sipich[14]	Tax-Exempt Fund	None
Mark C. Sodergren	Large Cap Core Fund	$100,001 – $500,000
Mark C. Sodergren	Large Cap Value Fund	$100,001 – $500,000
Mark C. Sodergren	International Equity Fund	$50,001 – $100,000
Brendan Sullivan[15]	International Equity Index Fund	None
Brendan Sullivan[15]	Global Real Estate Index Fund	None
Brendan Sullivan[15]	Emerging Markets Equity Index Fund	None
Brendan Sullivan[15]	World Selection Index Fund	None
Yair Walny[16]	Emerging Markets Equity Index Fund	None
Aaron Wang[17]	Small Cap Index Fund	None
Peter Wilke[18]	Global Tactical Asset Allocation Fund	None
Jiemin Xu	Large Cap Value Fund	None
Jiemin Xu19	Small Cap Core Fund	None
Jiemin Xu19	Small Cap Value Fund	None
Jiemin Xu19	U.S. Quality ESG Fund	None
Peter M. Zymali	U.S. Quality ESG Fund	$50,001 – $100,000

1.	Robert Anstine became a Portfolio Manager of the International Equity Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
2.	Dmitri Artemiev became a Portfolio Manager of the Core Bond Fund, Fixed Income Fund and Short Bond Fund effective July 31, 2025. Information provided is as of May 31, 2025.
3.	Alan Aung became a Portfolio Manager of the Global Real Estate Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
[4].	Volter Bagriy became a Portfolio Manager of the World Selection Index Fund and International Equity Index Fund effective September 24, 2024.
5.	Keith Carroll became a Portfolio Manager of the Stock Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
[6].	Colin Cheesman and Peter Wilke became Portfolio Managers of the Global Tactical Asset Allocation Fund effective January 3, 2025.
[7].	Michael Gleeman became a Portfolio Manager of the World Selection Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.

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8.	Chris J. Jaeger became a Portfolio Manager of the Mid Cap Index Fund and Small Cap Index Fund effective September 24, 2024.
[9].	Lucy A. Johnston became a Portfolio Manager of the Small Cap Index Fund and Stock Index Fund effective September 24, 2024.
[10].	Errol Mitchell became a Portfolio Manager of the Mid Cap Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
[11].	Sau Mui became a Portfolio Manager of the High Yield Fixed Income Fund effective March 20, 2025.
12.	Steven J. Santiccioli became a Portfolio Manager of the Emerging Markets Equity Index Fund, International Equity Index Fund, and Global Real Estate Fund effective September 24, 2024.
13.	Shivani Shah became a Portfolio Manager of the Stock Index Fund and Mid Cap Index Fund effective September 24, 2024.
14.

Brian Sipich became a Portfolio Manager of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax- Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund, and Tax-Exempt Fund effective May 14, 2025.

15.	Brendan Sullivan became a Portfolio Manager of the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, and World Selection Index Fund effective September 24, 2024.
[16].	Yair Walny became a Portfolio Manager of the Emerging Markets Equity Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
[17].	Aaron Wang became a Portfolio Manager of the Small Cap Index Fund effective July 31, 2025. Information provided is as of May 31, 2025.
18.	Peter Wilke became a Portfolio Manager of the Global Tactical Asset Allocation Fund effective January 3, 2025.
[19].	Jiemin Xu became a Portfolio Manager of the Small Cap Core Fund, Small Cap Value Fund and U.S. Quality ESG Fund effective July 31, 2025. Information provided is as of May 31, 2025.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of all of the Funds, except for the World Selection Index Fund and the U.S. Quality ESG Fund.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix C for the Northern Proxy Voting Policy.

With regard to the World Selection Index Fund and the U.S. Quality ESG Fund, the Investment Adviser has adopted the Institutional Shareholder Services (“ISS”) United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies and the ISS International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for voting of international proxies.

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser, Distributor, or any affiliated person of the World Selection Index Fund or U.S. Quality ESG Fund, Investment Adviser or Distributor may have in the proposed proxy issue. See Appendix D for a complete list of the SRI Guidelines.

In order to generate additional income, a Fund (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds) may participate in a securities lending program. Although voting rights, or rights to consent, attached to securities on loan pass to the borrower, a Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities

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transactions. Consistent with policies and procedures approved by the Board and the Investment Adviser, if the Investment Adviser determines that it is in the best interest of the lending Fund, and the determination is made prior to the shareholder meeting record date, the Investment Adviser may use reasonable efforts to recall the loaned securities. The Investment Adviser or its service provider may be unable to vote a loaned security if the Investment Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Investment Adviser) prior to the record date and/or proxy-voting deadline.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust at 800-595-9111 or northern-funds@ntrs.com, or by visiting the Northern Funds’ website at northerntrust.com/funds or the SEC’s website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) under which NFD, a wholly-owned subsidiary of Foreside Financial Group (dba ACA Group), with principal offices at 190 Middle Street, Suite 301, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. NFD continually distributes shares of the Funds on an appropriate efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement (the “Distribution Services Agreement”) with NFD under which it makes payments to NFD in consideration for certain distribution related services. The payments made by the Investment Adviser to NFD under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and its subsidiary, NFD, in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Shares Class shares or as applicable, Class I shares of Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund. Under the agreements, the Funds may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the Shares Class and Class I shares beneficially owned by their customers. Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund are not subject to fees under agreements with Service Organizations. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder

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communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by an Amended and Restated Service Plan, which has been adopted by the Board. In accordance with the Amended and Restated Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements.

The Board believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements).

NTI has agreed to contractually limit the fees paid under the Amended and Restated Service Plan to the following amounts (expressed as a percentage, on an annualized basis, of the net assets attributable to Class I shares of each Fund):

Fund	Service Organization Payment Limit for Class I Shares
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
World Selection Index Fund	0.05%

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

For the fiscal years or periods indicated below, the following Funds paid fees under the Amended and Restated Service Plan:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Global Tactical Asset Allocation Fund	$45,352	$46,332	$48,299
Income Equity Fund	168,077	106,645	101,870
International Equity Fund	62,604	53,262	34,840
Large Cap Core Fund	96,998	81,968	93,611
Large Cap Value Fund	34,331	31,023	33,636
Small Cap Value Fund	1,325,317	2,123,103	2,309,828
Small Cap Core Fund	222,466	198,098	198,326
U.S. Quality ESG Fund	38,578	23,346	3,515
Emerging Markets Equity Index Fund	129,915	159,705	207,308

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	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Global Real Estate Index Fund	$ 113,305	$ 119,048	$ 161,879
International Equity Index Fund	473,336	399,882	357,561
Mid Cap Index Fund	293,440	275,045	337,152
Small Cap Index Fund	133,186	117,984	128,445
Stock Index Fund	822,771	506,683	475,814
World Selection Index Fund	542,001	492,596	329,289
Bond Index Fund	50,487	81,500	63,683
Core Bond Fund	3,303	3,117	5,781
Fixed Income Fund	38,161	36,558	36,889
High Yield Fixed Income Fund	322,479	238,239	227,441
Short Bond Fund	1,731	1,926	3,185
Limited Term U.S. Government Fund	0	14,997	3,773
Tax-Advantaged Ultra-Short Fixed Income Fund	25,248	25,488	45,593
Ultra-Short Fixed Income Fund*	63,559	0	114,220
U.S. Government Fund	971	689	779
Arizona Tax-Exempt Fund	46,940	57,448	67,019
California Intermediate Tax-Exempt Fund	36,188	45,503	66,097
California Tax-Exempt Fund	43,524	49,304	54,160
Intermediate Tax-Exempt Fund	125,464	138,564	160,193
Limited Term Tax-Exempt Fund	28,392	56,532	59,749
Tax-Exempt Fund	97,930	113,689	115,958
Active M Emerging Markets Equity Fund	30,969	62,342	56,411
Active M International Equity Fund	35,949	28,726	21,928
Multi-Manager Global Listed Infrastructure Fund	416,781	421,869	248,749
Multi-Manager Global Real Estate Fund	37,859	35,008	48,675
Multi-Manager High Yield Opportunity Fund	5,927	5,085	6,158

*	NTI reimbursed service fees for the Ultra-Short Fixed Income Fund in the amount of $62,542 for the fiscal year ended March 31, 2024.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its Independent Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would

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be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, World Selection Index Fund, International Equity Index Fund, High Yield Fixed Income Fund, International Equity Fund and each Active M/Multi-Manager Fund, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund redeemed 30 days or less after purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price that is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above. Shareholders who wish to exchange Class I shares or Class K shares of a Fund may do so for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund or for Shares Class shares of another Fund of the Trust. If a shareholder holds shares through certain financial intermediaries, exchangeability among Funds may be limited.

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The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

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NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System, including shares of ETFs, are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the- counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by the Investment Adviser. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Board oversees the Investment Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Investment Adviser, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used on behalf of a Fund but before the time as of which a class of shares of a Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign equity securities held by a Fund, in which case the Investment Adviser may use adjustment factors obtained from an independent fair value pricing service that are intended to reflect more accurately the fair value of those securities as of the time a class of shares of a Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Investment Adviser to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (the “Exchange”) is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than a Fund’s official closing NAV for a class of shares. For instance, if a pricing error is discovered that impacts a Fund’s NAV for a class of shares, the corrected NAV would be the official closing NAV for a class of shares and the erroneous NAV would

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be a NAV other than the Fund’s official closing NAV for a class of shares. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Funds may close on days when the Federal Reserve Bank of New York (“New York Fed”) is open but the Exchange is closed, such as Good Friday. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. On days when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Funds may cease or advance the deadline for accepting purchase and redemption orders for same business day credit up to one hour before the SIFMA recommended closing time (the “advanced closing time”). On days on which the Funds close early because of SIFMA’s recommendations, purchase and redemption orders received after the advanced closing time shall be effected on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

A “business day” is defined as each Monday through Friday that the New York Fed is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications

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and capital gain net income (excess of capital gains over capital losses) before taking into account any deduction for dividends paid, by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Multi-Manager High Yield Opportunity Fund may invest in municipal instruments, the income of which is exempt from federal income tax. However, unless at least 50% in value of the Fund’s assets consist of such municipal obligations, the Fund will not be able to declare exempt interest dividends. Under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017. The Fund does not expect to meet this 50% test.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL TAX ON FUND DISTRIBUTIONS

Except for the Tax-Exempt Fixed Income Funds, discussed below, a Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

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Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year.

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A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectuses, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund and Tax-Exempt Fund (collectively referred to in this section as the “Funds” or the “Tax-Exempt Fixed Income Funds”) are designed to provide investors with federally tax-exempt interest income. The Funds, however, may still make distributions that are taxable as ordinary income or capital gains. The Tax-Exempt Fixed Income Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Fixed Income Funds’ dividends being tax-exempt. In addition, the Tax-Exempt Fixed Income Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.

In order for the Tax-Exempt Fixed Income Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. It should be noted that under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice furnished to shareholders. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Fixed Income Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Fixed Income Funds will not

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undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

The Tax-Exempt Fixed Income Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax for noncorporate shareholders, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Fixed Income Funds. The Tax-Exempt Fixed Income Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

The Multi-Manager Global Real Estate Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Multi-Manager Global Real Estate Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Multi-Manager Global Real Estate Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Multi-Manager Global Real Estate Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Multi-Manager Global Real Estate Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

Assuming each of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund (the “California Funds”) qualifies as a regulated investment company, it will be relieved of liability for California

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State franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California State franchise or income tax at regular corporate rates.

A regulated investment company, or series thereof, will be qualified to pay dividends exempt from California State personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”) if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”). A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series with respect to that portfolio of assets. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California State personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that is exempt from California State personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California State personal income tax law. The percentage of total dividends paid by the Fund that qualifies as California exempt-interest dividends with respect to any taxable year, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California State personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California State tax purposes.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal—General Information.” Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California State personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

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California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California State personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California State personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, potential corporate investors in the California Funds should note that California exempt-interest dividends may be subject to California State franchise tax or California State corporate income tax notwithstanding that all or a portion of such dividends are exempt from California State personal income tax. Potential investors in the California Funds should consult their tax advisers with respect to the application of California State taxes to the receipt of Fund dividends and as to their own California State tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN TAXES

The Funds may be subject to foreign withholding or foreign taxes on income, including dividends and interest received from sources in foreign countries or gain from certain foreign securities. With respect to the Global Tactical Asset Allocation Fund, these foreign taxes will generally reduce the taxable income of the Fund, but will not be passed through to shareholders to be taken as potential foreign tax credits or as a deduction on their personal income tax return unless the Fund is a qualifying fund of funds and makes an election to pass through foreign taxes passed through to it. A qualified fund of funds is a regulated investment company if at the close of each quarter of the taxable year at least 50 percent of its assets are interests in other regulated investment companies. With respect to the other Funds, if more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Fund, International Equity Index Fund, World Selection Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund and Global Tactical Asset Allocation Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid or deemed paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax

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liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. If a Fund that is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. The Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) 30 days or less after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (i) provide your correct social security or taxpayer identification number, (ii) certify that this number is correct, (iii) certify that you are not subject to backup withholding, and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”),

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are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Funds (except the Bond Index Fund, Core Bond Fund, Short Bond Fund, Limited Term U.S. Government Fund and U.S. Government Fund) may invest in REITs. The Global Real Estate Index Fund and the Multi-Manager Global Real Estate Fund will invest its assets primarily in REITs. In general, REITs are taxed only on their income that is not distributed to their shareholders.

Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or income from equity interests in taxable mortgage pools (so-called “excess inclusions”) will be subject to federal income tax in all events. These tax laws may require the excess inclusion income of a regulated investment company, such as the Global Real Estate Index Fund and Multi-Manager Global Real Estate Fund (or, to the extent applicable, another Fund of the Trust that invests in REITs) to be allocated to the shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pools, directly.

In general, the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. It is not anticipated that a substantial portion of the Global Real Estate Index Fund’s and Multi-Manager Global Real Estate Fund’s assets will be invested in REITs that generate excess inclusion income.

The Funds (except the Tax-Exempt Fixed Income Funds, Bond Index Fund, Core Bond Fund, Short Bond Fund, Limited Term U.S. Government Fund and U.S. Government Fund) may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other

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conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

TAXATION OF NON-U.S. SHAREHOLDERS

Subject to the discussion of special tax consequences under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) below, dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest-related dividends and short-term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate (as discussed above).

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Global Real Index Estate Fund and Multi-Manager Global Real Estate Fund will invest in equity securities of corporations that invest in U.S. real property. The sale of a U.S. real property interest may trigger special tax consequences to non-U.S. shareholders under FIRPTA.

Non-U.S. persons are subject to U.S. tax on a disposition of a U.S. real property interest as if he or she were a U.S. person. If the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund invests more than 50% of its assets in REITs and other U.S. corporations more than 50% of the assets of which are interests in U.S. real estate (“U.S. real property holding corporations” or “USRPHCs”), it will be a U.S. real property holding corporation and “qualified investment entity” for certain purposes, and a look-through rule will apply to distributions that are attributable to gain from the sale or disposition of a U.S. real property interest.

For non-U.S. persons owning more than 5% of the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund at any time during the one-year period ending on the distribution date, if the Fund is classified as a U.S. real property holding corporation and qualified investment entity, distributions attributable to gain from REITs (so-called “FIRPTA gain”) in which the Fund or Multi-Manager Global Real Estate Fund invests will be subject to U.S. withholding tax at a rate of up to 21%. Non-U.S. persons owning 5% or less of the Global Real

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Estate Index Fund are subject to withholding at 30% or a lower treaty rate on distributions attributable to such gain. Certain anti-avoidance rules apply and subject all or a portion of any income or gain to tax under FIRPTA in the case of non-U.S. shareholders that dispose of their interest in the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund during the 30 day period preceding a distribution that would be treated as a distribution from the disposition of a U.S. real property interest and acquires an identical interest during the 60 day period beginning 30 days prior to the distribution and do not receive a distribution in a manner that subjects the non-U.S. shareholders to tax under FIRPTA. These anti-avoidance rules also apply to “substitute dividend payments” and other similar arrangements.

The sale or redemption of shares in the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund will result in FIRPTA gain subject to U.S. withholding and U.S. income tax for a non-U.S. shareholder owning more than 5% of the Fund at any time during the 5-year period ending on the date of sale only if more than 50% of the Fund’s assets are in U.S. real property interests at any time during the shorter of the period the shareholder holds its interest in the Fund or the 5-year period ending on the date of disposition.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s 48 existing series, which represent interests in the Trust’s 48 respective portfolios, 37 of which are described in this SAI. The Trust Agreement also permits the Board to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares in two separate classes of shares in each of the Small Cap Core Fund, U.S. Quality ESG Fund and World Selection Index Fund effective July 31, 2020: Class I shares and Class K shares. The Trustees have also authorized the issuance of the Siebert Williams Shank Shares class of the Ultra-Short Fixed Income Fund, effective December 5, 2021, which is described in a separate SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Funds who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds , P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

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Each Fund and other Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Funds is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be

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approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a

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fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provision of the Trust’s by-laws.

As of June 30, 2025, TNTC and its affiliates held of record outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. For certain Funds, the amount of shares held of record may be more than 25%. TNTC has advised the Trust that the following persons (whose mailing address, unless otherwise indicated, is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) owned of record or are known by the Funds to have beneficially owned 5% or more of the outstanding shares of any Fund as of June 30, 2025:

	Number of Shares	% of Class
Global Tactical Asset Allocation Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,000,375	34.64%

Empower Trust FBO Empower Benefit Plans* 8515 E. Orchard Road Greenwood Village, CO 80111	1,257,473	21.78%

UMB Bank NA FBO Fiduciary for Tax Deferred Accts* One Security Benefit Place Topeka, KS 66606	395,856	6.86%

Income Equity Fund—Shares Class
Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	4,281,198	31.87%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,748,437	27.91%

International Equity Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,240,460	24.91%

Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	2,376,145	18.27%

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	Number of Shares	% of Class

Large Cap Core Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,326,786	22.82%

Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	1,142,137	11.20%

Large Cap Value Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,147,573	39.06%

Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	234,966	8.00%

Small Cap Value Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	13,026,082	25.12%

Charles Schwab and Co. Inc. FBO 60302312* 211 Main Street San Francisco, CA 94105	8,860,962	17.09%

Empower Trust FBO Employee Benefit Clients 401k* 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	8,482,975	16.36%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07302	4,637,213	8.94%

Small Cap Core Fund—Class K
SEI Private Trust Company* One Freedom Valley Drive Oaks, PA 19426	713,880	11.08%

MITRA Co FBO 98 C O Reliance Trust Company WI* 4900 W. Brown Deer Road Milwaukee WI, 53223	416,914	6.47%

Small Cap Core Fund—Class I
Charles Schwab and Co. Inc. FBO 62802238* 211 Main Street San Francisco, CA 94105	3,922,548	50.76%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,705,687	35.01%

LPL Financial* 9785 Towne Centre Drive San Diego, CA 92121	414,072	5.36%

156

	Number of Shares	% of Class

U.S. Quality ESG Fund—Class K
Jessie Ball duPont Fund	3,599,782	19.98%

Seminole Tribe of Florida Program 1	945,242	5.25%

Seminole Tribe of Florida Program 2	1,337,004	7.42%

U.S. Quality ESG Fund—Class I
Charles Schwab and Co. Inc. FBO 66400001* 211 Main Street San Francisco, CA 94105	2,160,469	87.20%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	228,739	9.23%

International Equity Index Fund—Shares Class
Ubatco & Co. FBO College Savings Group* P.O. Box 82535 Lincoln, NE 68501	23,984,660	6.91%

Mid Cap Index Fund
Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 9410	6,433,780	6.83%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	5,145,693	5.46%

World Selection Index Fund—Class K
State Street Bank and Trust Company TTEE for the Savings Plan for Employee and Partners of PwC* 1776 Heritage Drive North Quincy, MA 021717	7,270,771	17.91%

Pension Boards—United Church of Christ, Inc.	2,644,309	6.51%

Seminole Minors Program 2	2,383,519	5.87%

State Street Bank and Trust Company TTEE for the Trust for Wealth Builder Plans of PwC* 1776 Heritage Drive North Quincy, MA 021717	2,327,852	5.73%

World Selection Index Fund—Class I
Bank of America NA* 800 Capitol Street, Suite 1700 Houston, TX 77002	24,072,432	61.59%

Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	4,199,545	10.74%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,675,808	9.40%

157

	Number of Shares	% of Class

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07302	2,153,620	5.51%

Core Bond Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,196,868	11.85%

Chicago Community Foundation DAF—Income	826,255	8.18%

Chicago Community Foundation DAF—Income Mod Growth	615,134	6.09%

LOCAL CO NMNEE TRUST CO OF TOL3 1630 Timberwolf Dr Holland, OH 43528	688,941	6.82%

Doris Duke TR MAIN	523,481	5.18%

Fixed Income Fund
Santana Investimentos Ltd	2,478,668	7.44%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,128,430	6.39%
Health Alliance Medical Plans, Inc.	2,066,441	6.21%

Short Bond Fund—Shares Class
Blueflame Insurance Services Ltd.	2,002,759	14.62%

R.R. Donnelly & Sons Co.	1,562,294	11.41%

Limited Term U.S. Government Fund—Shares Class
FNZ Trust Company* 1 Marina Park Drive, Suite 300 Boston, MA 02210	257,230	10.39%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	204,670	8.27%

Arizona Tax-Exempt Fund—Shares Class
Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	2,146,542	39.09%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	818,735	14.91%

Ultra-Short Fixed Income Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	15,601,687	9.18%

Health Care Service Corporation Retirement Pension Trust*	15,411,677	9.07%

Company Global Equities	9,783,211	5.76%

158

	Number of Shares	% of Class

Ultra-Short Fixed Income Fund—Siebert Williams Shank Shares
The Cummins Foundation, Inc.	3,735,048	100.00%

U.S. Government Fund—Shares Class
R. Reilly and J. Reilly Barrington, IL 60011	517,908	14.92%

JKV of Central Florida Capital Foundation	379,586	10.94%

Autoliv Restricted US Treasury	378,514	10.91%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07302	269,149	7.76%

W. F. Hopkins, Jr.	179,172	5.16%

California Tax-Exempt Fund—Shares Class
Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	1,549,085	12.99%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,110,490	9.31%

Tax-Exempt Fund—Shares Class
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	4,158,023	5.19%

Active M Emerging Markets Equity Fund—Shares Class
Merrill Lynch Pierce Fenner Smith Inc.* 4800 Deer Lake Drive East Jacksonville, FL 32246	840,795	8.54%

Multi-Manager Global Listed Infrastructure Fund—Shares Class
Charles Schwab & Co Inc. FBO 65501953* 211 Main Street San Francisco, CA 94105	15,922,983	23.73%

SEI Private Trust Company C O First Interstate Bank* 1 Freedom Valley Drive Oaks, PA 19456	4,318,900	6.44%

Multi-Manager Global Real Estate Fund—Shares Class
SEI Private Trust Company C O Principal Financial ID* 1 Freedom Valley Drive Oak, PA 19456	2,251,410	26.54%

South-East Alaska Regional Health Consortium	621,041	7.32%

Multi-Manager High Yield Opportunity Fund—Shares Class
ALPA FedEx Pilots Post-Medicare Retiree Health Plan Trust*	2,415,095	12.97%

Hubbell Incorporated Master Pension*	1,989,749	10.69%

*	Record owner with respect to multiple accounts.

159

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of June 30, 2025, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

160

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Funds’ Form N-CSR filing for the fiscal year ended March 31, 2025, are hereby incorporated by reference herein. No other parts of the Fund’s Form N-CSR filing are incorporated by reference herein. Copies of the Funds’ Annual and Semiannual Reports and the Funds’ financial statements may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

161

OTHER INFORMATION

More information regarding various contracts or other documents referenced in the Prospectus or SAI can be found in the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. The Registration Statement, including the exhibits filed therewith, is available on the SEC’s website at www.sec.gov.

NF SAI COMBO (7/25)

162

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

A-1

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

[1]	A long-term rating can also be used to rate an issue with short maturity.

A-2

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

An S&P Global Ratings’ long-term issue credit rating is generally assigned to those obligations considered long-term in the relevant market, typically with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-3

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-4

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

“NR”—Is assigned to unrated obligations.

Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S. public finance markets. The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-5

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or ratings below the “CCC” category.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

A-6

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

A-7

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

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APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading

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facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by certain Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

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Certain Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to

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possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel

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enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts.” In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

Each Fund intends to comply with the regulations of the CFTC exempting it from the definition of a “Commodity Pool,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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APPENDIX C

PROXY VOTING POLICIES & PROCEDURES

Effective Date March 3, 2025

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2. PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service

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does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5. PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client

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Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.

•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).

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Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

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•	Voting pursuant to client direction;

•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8. ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;

•	consider any costs involved;

•	not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective;

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•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and

•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent

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with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders — economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance prinicples, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate

The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.

US Securities Non-US Securities

[1]

This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

[2]	These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

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PROXY VOTING GUIDELINES

Effective Date 4/09/2024

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I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

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Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E.	Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition

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where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

•	Stock ownership positions; and

•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

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Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

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E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

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E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

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G. ESG Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new

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classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

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The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can

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avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;

•	The company has repriced underwater stock options during the past three years; or

•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

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F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

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F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

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Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of a diversity report, including summary description of policies and programs oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender. This could include publishing EEO-1 reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

12

G. Other Miscellaneous

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

13

ISS

# UNITED STATES

## SRI PROXY VOTING GUIDELINES

### 2025 Policy Recommendations

Effective for Meetings on or after February 1, 2025

Published January 9, 2025
Updated February 25, 2025

*Effective for Shareholder Meeting Reports Published on or after February 25, 2025, Consideration of Certain Diversity Factors in Making Vote Recommendations Is Suspended (for more information, see pp. 17-18)*

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

›	The board’s principal functions are widely agreed to consist of the following:
›	To select, evaluate, and if necessary, replace management, including the chief executive officer;
›	To review and approve major strategies and financial objectives;
›	To advise management on significant issues;
›	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
›	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

›	The company has a poison pill with a deadhand or slowhand feature[2];
›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
›	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill2 (with a term of one year or less) without shareholder approval, taking into consideration:

›	The trigger threshold and other terms of the pill;
›	The disclosed rationale for the adoption;
›

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

›	A commitment to put any renewal to a shareholder vote;
›	The company’s overall track record on corporate governance and responsiveness to shareholders; and
›	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

[2]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[3]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter;
›	Eliminated shareholders’ ability to amend bylaws;
›	Adopted a fee-shifting provision; or
›	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

›	Supermajority vote requirements to amend the bylaws or charter;
›	A classified board structure; or
›	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

›	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
›	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
›	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
›	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

[4]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
[5]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[6]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

›	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

›

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
›	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

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›	The board exhibits a significant level of poor communication and responsiveness to shareholders;
›	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
›	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
›	Failure to replace management as appropriate; or
›

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[7]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters8, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

›	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
›	Board governance measures;
›	Corporate strategy;
›	Risk management analyses; and
›	Metrics and targets.
›	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
›	The company has set a medium-term target for reducing its GHG emissions and the targets include scope 1, 2, and relevant scope 3 emissions.
›	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[8]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

[9]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].

Board Diversity

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the gender and racial and/or ethnic diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered by these guidelines under its proprietary ISS U.S. SRI Specialty policy.

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent nominating committee members if:

›	The board is not comprised of at least 40 percent underrepresented gender identities[11]; or
›	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

[10]

Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[11]	Underrepresented gender identities include directors who identify as women or as non-binary.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

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2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather

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than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board

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committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

›	Vote for proposals to repeal classified boards and to elect all directors annually.
›	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

›	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
›

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

[12]	A proxy access right that meets the recommended guidelines.

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Director and Officer Indemnification, Liability Protection, and Exculpation

Social Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

›	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
›	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
›	If only the individual’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Social Advisory Services Recommendation:

›	Vote against proposals that provide that directors may be removed only for cause.
›	Vote for proposals to restore shareholder ability to remove directors with or without cause.
›	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
›	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

›	Vote for proposals that seek to fix the size of the board.
›	Vote case-by-case on proposals that seek to change the size or range of the board.
›	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

›	The rationale provided for adoption of the term/tenure limit;
›	The robustness of the company’s board evaluation process;
›	Whether the limit is of sufficient length to allow for a broad range of director tenures;
›	Whether the limit would disadvantage independent directors compared to non-independent directors; and
›	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;
›	Management’s track record;
›	Background to the proxy contest;
›	Qualifications of director nominees (both slates);
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates);
›	Stock ownership positions; and
›	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

›	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and

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›	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

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›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

›	The scope of the shareholder proposal; and
›	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

2. Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor

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confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

›	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
›	Vote for proposals that ask a company to adopt a policy on auditor independence.
›	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3. Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20 percent trigger, flip-in or flip-over provision;
›	A term of no more than three years;
›	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

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›

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

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›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
›	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

›

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

›	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

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Social Advisory Services Recommendation:

›

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

›	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
›

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[14] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

›

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

›	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

›	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
›	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension

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plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

›	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
›	Vote against proposals to amend the charter to include control share acquisition provisions.
›	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair

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rice provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
›	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

›	The company’s stated rationale for adopting such a provision;
›	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
›	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
›

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights -Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved

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poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;

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›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors;
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

›	Scope and rationale of the proposal; and
›	Concerns identified with the company’s prior meeting practices.

4. Miscellaneous Governance Provisions

Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

›	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
›

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

›	The new quorum threshold requested;
›	The rationale presented for the reduction;
›	The market capitalization of the company (size, inclusion in indices);
›	The company’s ownership structure;
›	Previous voter turnout or attempts to achieve quorum;
›	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
›	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

5. Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new

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capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

›	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
›	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
›	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
›	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

›	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
›	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
›	The company has a non-shareholder approved poison pill (including an NOL pill); or
›

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

›	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
›	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
›	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

›	twice the amount needed to support the transactions on the ballot, and
›	the allowable increase as calculated for general issuances above.

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Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

›	The number of authorized shares will be proportionately reduced; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

›	Stock exchange notification to the company of a potential delisting;
›	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
›	The company’s rationale; or
›	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate services:

›	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

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›	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
›	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
›	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
›	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

›	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
›

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

›

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

›	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
›	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
›	The company has a non-shareholder approved poison pill (including an NOL pill); or
›

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

›	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
›	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
›	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s)

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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(such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

›	twice the amount needed to support the transactions on the ballot, and
›	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

›	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
›	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
›	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
›	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

›	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
›	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

›

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

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›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

›	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
›

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

›	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
›	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
›	Conflict of interest: arm’s length transactions and managerial incentives;
›	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

›	Review on a case-by-case basis proposals regarding debt restructurings.
›	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

›	Greenmail,

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›	The use of buybacks to inappropriately manipulate incentive compensation metrics,
›	Threats to the company’s long-term viability, or
›	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

›	Whether the capital structure is simplified;
›	Liquidity is enhanced;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest;
›	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans;
›	Alternatives such as spin-offs.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Social Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

6. Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

›

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals – including goals tied to social and environmental considerations.

›

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

›

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

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›

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

›

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

›

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

›

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

›

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

›

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

›	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
›

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

›

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

›

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs

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embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices,17 this analysis considers the following:

Pay-for-Performance Elements

›

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period

›

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

›	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements

›	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
›

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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›	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
›	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking or present a windfall risk; and
›	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups);
›	New or materially amended agreements that provide for:
›	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
›	CIC excise tax gross-up entitlements (including “modified” gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits, including but not limited to a significant lack of disclosure;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
›	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
›	E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria; and
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

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The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions;
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

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›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

›	Vote against management Say on Pay proposals if:
›	There is a misalignment between CEO pay and company performance (pay-for-performance);
›	The company maintains problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.
›	Vote against or withhold from the members of the compensation committee and potentially the full board if:
›

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.
›	Vote against an equity plan on the ballot if:
›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
›	Magnitude of pay misalignment;
›	Contribution of non-performance-based equity grants to overall pay; and

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›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

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›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis.

However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

[20]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.
›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.
›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
›	The plan contains an evergreen (automatic share replenishment) feature; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers

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in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
›	The cancellation of underwater options in exchange for stock awards; or
›	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

›	Severity of the pay-for-performance misalignment;
›	Whether problematic equity grant practices are driving the misalignment; and/or
›	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the

[21]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

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Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

›

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

›

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for

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the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing – was the stock price decline beyond management’s control?
›	Is this a value-for-value exchange?
›	Are surrendered stock options added back to the plan reserve?
›	Option vesting – does the new option vest immediately or is there a black-out period?

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›	Term of the option – the term should remain the same as that of the replaced option;
›	Exercise price – should be set at fair market or a premium to market;
›	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

›	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
›	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
›

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

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Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
›

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to

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limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries.

A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash

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retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

›	The company’s three year burn rate relative to its industry/market cap peers; and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirement;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites;
›	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

›	Vote against retirement plans for non-employee directors.
›	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always

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provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

›	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
›	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking to limit repricing.
›	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

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Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

›	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
›	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
›	Any recent severance-related controversies; and
›	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
›	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

›

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

›	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
›	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

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Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

›

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

›	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon

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which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

›	If the company has adopted a formal recoupment bonus policy;
›	If the company has chronic restatement history or material financial problems;
›	If the company’s policy substantially addresses the concerns raised by the proponent.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
›	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

7. Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

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Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

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›	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
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Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

›	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
›	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
›	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
›	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization;
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

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Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

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Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

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Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

›	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
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Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

›	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
›	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Social Advisory Services Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of

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diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

›	Dilution to existing shareholders’ position.

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›	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
›	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
›	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
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When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

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Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

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Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

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Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

›	Minority versus majority ownership and corresponding minority discount or majority control premium
›	Conflicts of interest
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
›	Market reaction
›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

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Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

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Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;

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›	Signs of entrenched board and management;
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution;
›	Whether company is actively exploring its strategic options, including retaining a financial advisor.

8. Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;
›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

›	Whether the proposal itself is well framed and reasonable;
›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
›	Whether the subject of the proposal is best left to the discretion of the board;
›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
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If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

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In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Diversity and Equality

Diversity and Equality

Significant progress has been made in recent years in the advancement of gender and racial diversity in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race religion, sex, gender identity, sexual orientation, and nationality. However, discrimination on the basis of federally protected characteristics continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy.

Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

›	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
›	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
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The presence of gender and ethnic diversity in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

›	Efforts to increase diversity on corporate boards can be made at reasonable costs;
›	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of gender, ethnic, and racial diversity as well as union members or other underrepresented minority groups on boards of directors.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to take steps to increase diversity to the board.
›	Vote for shareholder proposals asking for reports on board diversity.

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›	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Racial Equity and/or Civil Rights Audits

Social Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at a reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of underrepresented gender, ethnic, and racial identities in their workforce. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation and this information is difficult to obtain from other sources. Companies need to be sensitive to diverse workforce employment issues as new generations of workers become increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
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Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

›	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
›	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities

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from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
›	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law bans workplace discrimination against lesbian, gay, bisexual, transgender, and/or queer (LGBTQ) employees, and some states have additionally enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with LGBTQ rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their LGBTQ employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of LGBTQ employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of LGBTQ employees.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
›	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
›	Vote against shareholder proposals that seek to eliminate protection already afforded to LGBTQ employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap.

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Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or other forms of modern slavery. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors; often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Deadly accidents at factories, most notably in Bangladesh and Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy, based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child labor or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

Shareholders have submitted proposals that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. Companies have also turned to the United Nations “Guiding Principles on Business and Human Rights,” - a set of guidelines that create a framework for states to protect human rights, corporations to respect human rights, and rights-holders to access remediation.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
›	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or human rights due diligence practices.
›	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses.
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Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

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Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

›	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
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Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

A number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies

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review their obligations, actions and presence on these groups. Some companies have made progress in working with indigenous groups. However, shareholders who are concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Following the COVID-19 pandemic, among other historic pandemics, the distribution of treatments vastly differed in effectiveness between regions. With limited access to adequate treatments, the increasing death toll is expected to have profound social, political, and economic impact globally, including on the companies or industries with operations in affected areas. In the past, shareholder proposals asked companies to develop policies to provide affordable drugs in historically disadvantaged regions. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as COVID-19, HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

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Operations in High-Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against specific companies, or persons, including Russia, China, Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury, as well as U.S. Customs and Border Patrol for sanctioned goods. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws;
›	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

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›	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
›	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of forced and child labor in supply chains across industries such as apparel, solar energy, technology manufacturing, and more. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA). In addition, a number of Chinese companies have been connected to the use of state-sponsored labor of Uyghur and other Muslim minority groups. The Chinese government has explained these forced labor transfer programs as policies to combat terrorism, religious extremism, and poverty in the Xinjiang Uyghur Autonomous Region, China.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
›	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Social Advisory Services Recommendation:

›	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
›	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at various companies, advocated for companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased

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breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. According to the FBI’s 2023 Internet Crime Report, potential losses from cybercrimes hit $12.5 billion, up 21% from 2022.22,23

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

›	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
›	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
›	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
›	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
›	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Climate Change

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan24, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

[22]	2023 report: https://www.aha.org/system/files/media/file/2024/03/fbi-internet-crime-report-2023.pdf
[23]	2022 report: https://www.iafci.org/app_themes/docs/Federal%20Agency/2022_IC3Report.pdf
[24]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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›	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
›	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
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The completeness, feasibility, and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

›	Whether the company has sought and received third-party approval that its targets are science-based;
›	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
›	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
›	Whether the company’s climate data has received third-party assurance;
›	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
›	Whether there are specific industry decarbonization challenges; and
›	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Generally vote for shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

›	The completeness, feasibility, and rigor of the company’s climate-related disclosure;
›	The company’s actual GHG emissions performance;
›	The company’s alignment with relevant internationally recognized frameworks such as the Paris Agreement and IEA’s Net Zero Emissions by 2050 Scenario;
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

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Social Advisory Services Recommendation:

›

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

›	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
›

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

›	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.
›	Vote for shareholder proposals that request the company to disclose a report on reducing methane emissions and to assess the reliability of the company’s methane emission disclosures.

Environmental Justice

Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Financed Emissions

For financial institutions and companies that provide financial services, generally vote for shareholder proposals that request the company to disclose its financed emissions. Financed emissions (scope 3, category 15) are emissions associated with a company’s investments, not already covered under scopes 1 and 2 – including but not limited to equity investments, debt investments, and project finance. Information that will be considered where available includes the following:

›	The completeness, feasibility, and rigor of the company’s financed emissions disclosure;
›

Whether the company’s targets and climate transition plan are in alignment with the Paris Agreement, the International Energy Agency’s (IEA) Net Zero Emissions by 2050 Scenario, and other internationally recognized frameworks;

›

Whether the company’s methodology is in alignment with the Greenhouse Gas Protocol (GHG Protocol), the Partnership for Carbon Accounting Financials (PCAF), and other generally accepted calculation and reporting methodologies and entities; and

›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
›	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Just Transition

Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Natural Capital

Natural capital disclosure has moved into the mainstream of climate change reporting. The Taskforce on Nature-related Financial Disclosures (TNFD) and the Kunming-Montreal Global Biodiversity Framework have mobilized widespread recognition of the fact that Paris Agreement-aligned targets can only be achieved by integrating natural capital-related concerns. As such, there has been increased market uptake around natural capital disclosures and commitments, particularly around TNFD-aligned reporting, as well as alignment with other internationally accepted reporting frameworks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting disclosure of TNFD-aligned reporting, including but not limited to a biodiversity impact and dependency assessment. Information that will be considered where available includes the following:

›	The completeness, feasibility, and rigor of the company’s natural capital-related disclosure;
›	Whether the company’s natural capital disclosure adequately incorporate governance, strategy, risk and impact management, and metrics and targets;
›	Whether the company’s targets and climate transition plan are in alignment with TNFD, the Global Biodiversity Framework, the Paris Agreement, and other internationally recognized frameworks; and
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

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Natural capital-related shareholder proposals also encompass a broad range of industries. Various market-led initiatives have identified key sectors for investor-issuer engagement, including but not limited to: chemicals, consumer goods, food and agriculture, forestry, mining, oil and gas, packaging, and pharmaceuticals. Some proposals also address indigenous peoples’ rights, which is also a key consideration for natural capital frameworks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting companies to prepare reports or adopt sustainable sourcing policies with regards to natural capital-related risks, dependencies, and impacts.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap 2030, corporate signatories to the Ceres Roadmap 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June

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2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
›	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
›	Vote for shareholder proposals seeking the preparation of sustainability reports.
›	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.
›	Vote for shareholder proposals to study or implement the Equator Principles.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of

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ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

›	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
›	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
›	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
›	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

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Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
›	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
›	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

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›	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
›	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Compliance to relevant Climate Accords

With the Paris Agreement operational as of November 2016, ratifying countries have agreed to reduce their emissions of greenhouse gases and pursue efforts to limit global temperature increase to well below 2°C. The Agreement provides a framework for increasingly ambitious climate action to be carried out by all parties over time.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how they will meet GHG reduction targets of the countries in which they operate, or their compliance to relevant science-based climate accords, such as the Paris Agreement.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
›	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
›	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Social Advisory Services Recommendation:

›	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
›	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
›	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

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Report on Firearm Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting the company report on risks associated with firearms, firearm sales, marketing, and societal impacts.
›	Vote for shareholder proposals asking the company to report on its efforts to promote firearm safety.
›	Vote for shareholder proposals asking the company to stop the sale of firearms and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
›	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
›	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
›	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention due to higher youth smoking rates and e-cigarettes, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and firms affiliated with the tobacco industry.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation restricts tobacco marketing

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and sales to youth, requires warning labels, bans cigarettes and e-cigarettes with characterizing flavor, and generally implement standards for tobacco products to protect public health.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking a report on underage tobacco prevention policies and standards.
›	Vote for shareholder proposals requesting a report on the public health risk of tobacco sales.
›

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies or produce a report outlining the risks and potential liabilities of the production of these components.

›	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
›	Vote for shareholder proposals to cease investment in tobacco companies.
›	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout low- and middle-income countries (LMIC). When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on drug pricing.
›	Vote for shareholder proposals to adopt a formal policy on drug pricing.
›	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in low- and middle-income countries (LMIC).
›	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
›	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

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Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to report on foreign military sales or offset agreements.
›	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

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Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
›	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
›	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
›	Vote for shareholder proposals to eliminate cruel product testing methods.
›	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
›	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
›	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
›	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

›	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
›	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
›	Vote against proposals asking a company to refrain from making any political contributions.

Political Expenditures and Lobbying Congruency

Social Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Social Advisory Services will consider whether:

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The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

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The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

›	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
›	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

›	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
›	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
›	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Low- and Lower-middle-income countries (LMIC) or Forgive LMIC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for low-and lower-middle-income countries (LMIC). Proponents are concerned that, without such policies, lending to LMIC may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which

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increase the risk of loan loss. In the interest of promoting improved LMIC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing such policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking for disclosure on lending practices in low and lower-middle-income countries, unless the company has demonstrated a clear proactive record on the issue.
›	Vote against shareholder proposals asking banks to forgive loans outright.
›	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
›	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts.

Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues have appeared more frequently recently, especially in the aftermath of the U.S. Supreme Court decision overturning Roe v. Wade in 2022. Social Advisory Services considers each shareholder proposals on its individual merit, rather than relying on a wide-reaching policy application, and considers numerous contributing factors such as legislative updates, health privacy rights, and language of the proposal.

Social Advisory Services Recommendation: Decided on a case-by-case basis.

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Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Social Advisory Services Recommendation:

›	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
›	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Tax Transparency

Social Advisory Services Recommendation: Generally vote for shareholder proposals that request the company to disclose on tax transparency and country-by-country reporting (CbCR), in alignment with internationally-accepted frameworks, such as the Global Reporting Initiative Tax Standard (GRI 207: Tax 2019) and the Organisation for Economic Co-operation and Development’s (OECD) BEPS Action 13 (Base Erosion and Profit Shifting).

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed,

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and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

›	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

9. Mutual Fund Proxies

Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

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Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund’s target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry; and
›	The terms of the agreement.

Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

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Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;
›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel; and
›	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

›

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Social Advisory Services Recommendation:

›

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

›	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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# INTERNATIONAL

## SRI PROXY VOTING GUIDELINES

2025 Policy Recommendations

Effective for Meetings on or after February 1, 2025

Published January 9, 2025

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. Operational Items

Financial Results/Director and Auditor Reports

Social Advisory Services Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

◾	There are concerns about the accounts presented or audit procedures used; or
◾	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approval of Non-Financial Information Statement/Report

Social Advisory Services Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

Appointment of Auditors and Auditor Fees

Social Advisory Services Recommendation: Generally vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

◾	The name of the proposed auditors has not been published;
◾	There are serious concerns about the effectiveness of the auditors;
◾	The lead audit partner(s) has been linked with a significant auditing controversy;
◾	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
◾	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
◾	The auditors are being changed without explanation;
◾	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law;
◾	Audit fees are undisclosed; or
◾

For Continental Europe, if the auditor has been engaged for more than 10 years without a public tender, or for more than 20 years (24 years in case of a joint audit) following a public tender after 10 years, for companies listed on a regulated market*. A public commitment to conduct a tender process will be considered a mitigating factor.

*A one-year transitional period will apply in 2025 and the policy will be applicable from Feb.1, 2026.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events, such as initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

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For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Social Advisory Services will focus on the auditor election and/or the audit committee members. For concerns relating to fees paid to the auditors, Social Advisory Services will focus on remuneration of auditors if this is a separate voting item, otherwise Social Advisory Services would focus on the auditor election.

Appointment of Internal Statutory Auditors

Social Advisory Services Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

◾	There are serious concerns about the statutory reports presented or the audit procedures used;
◾	Questions exist concerning any of the statutory auditors being appointed; or
◾	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Frequency of Audit Committee Meetings (UK and Ireland)

For FTSE 350 companies, Social Advisory Services will note where four or fewer audit committee meetings have been held during the reporting period.

For FTSE All-Share companies, excluding investment companies, Social Advisory Services will draw attention to cases where three meetings, or fewer, of the Audit Committee have been held.

This recognizes the importance and complexity of the Committee’s role, and the likely increased focus on audit committee oversight of the external auditor.

Allocation of Income

Social Advisory Services Recommendation: Vote for approval of the allocation of income, unless:

◾	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
◾	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Social Advisory Services Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

◾	Whether the proposal allows for a cash option; and
◾	If the proposal is in line with market standards.

Amendments to Articles of Association (Bylaws)

Social Advisory Services Recommendation: Vote amendments to the articles of association on a case-by-case basis.

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Virtual Meetings (UK/Ireland and Continental Europe)

Social Advisory Services Recommendation: Generally vote for proposals allowing for the convening of hybrid1 shareholder meetings.

Vote case-by-case on proposals concerning virtual-only meetings2, considering:

◾	Whether the company has committed to ensuring shareholders will have the same rights participating electronically as they would have for an in-person meeting;
◾	Assurance that a virtual-only meeting will only be convened in the case of extraordinary circumstances that necessitate restrictions on physical attendance;
◾	The use of past authorizations to hold virtual-only meetings and the accompanying rationale for doing so;
◾	In-person or hybrid meetings are not precluded;
◾	Whether an authorization is restricted in time or allows for the possibility of virtual-only meetings indefinitely; and
◾	Local laws and regulations concerning the convening of virtual meetings

Amendments to Constitution Regarding Virtual-Only Meetings (Australia)

Social Advisory Services Recommendation: Generally, vote for proposals which allow the company to convene hybrid1 shareholder meetings.

Generally, vote against proposals that will permit the company to convene virtual-only2 shareholder meetings, except under exceptional circumstances.

Generally, vote against proposals where the proposed wording in a company’s amended constitution is ambiguous, and nevertheless creates an ability for the company to convene virtual-only meetings outside exceptional circumstances.

Allow Company to Conduct Virtual Only Shareholder Meetings (Japan)

Social Advisory Services Recommendation: Generally vote against proposals allowing companies to conduct virtual only shareholder meetings. However, if the company specifies in the articles that it intends to hold virtual only meetings only in unusual situations such as the spread of an infectious disease or the occurrence of a natural disaster, vote for the article amendments.

Change in Company Fiscal Term

Social Advisory Services Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

[1]	The phrase “hybrid shareholder meeting” refers to an in-person meeting in which shareholders are also permitted to participate online.

[2]	The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting.

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Lower Disclosure Threshold for Stock Ownership

Social Advisory Services Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Social Advisory Services Recommendation: Vote against other business when it appears as a voting item.

2. Board of Directors

Director Elections

Social Advisory Services Recommendation: Vote for management nominees in the election of directors, unless:

◾	Adequate disclosure has not been provided in a timely manner;
◾	There are clear concerns over questionable finances or restatements;
◾	There have been questionable transactions with conflicts of interest;
◾	There are any records of abuses against minority shareholder interests;
◾	The board fails to meet minimum corporate governance standards, including board independence standards;
◾	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
◾	Absences at board and key committee[3] meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Diversity

Social Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

[3]	Key committees are usually the ones performing the functions of audit, remuneration and nomination (plus risk for financial institutions).

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Social Advisory Services Recommendation: Generally vote against or withhold from incumbent members of the nominating committee if the board lacks at least one director of an underrepresented gender identity4.

◾

For Japan, if the company has an audit-committee-board structure or a traditional two-tier board structure as opposed to three committees, vote against incumbent representative directors if the board lacks at least one director of an underrepresented gender identity.

◾	For Malaysia, vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 30 percent underrepresented gender identities.
◾	For India, vote against or withhold from incumbent members of the nominating committee if the board lacks at least one independent director of an underrepresented gender identity.
◾	For the UK and Ireland, vote against or withhold from incumbent members of the nominating committee if:
◾	the board is not comprised of at least 40 percent underrepresented gender identities; or
◾	the board is not comprised of at least 20 percent racially or ethnically diverse directors; or
◾	the company does not have at least one gender-diverse director in a senior management position (CEO, CFO, Board Chair, or Senior Independent Director).
◾	For Canada and Australia, vote against or withhold from incumbent members of the nominating committee if:
◾	the board is not comprised of at least 40 percent underrepresented gender identities; or
◾	the board is not comprised of at least 20 percent racially or ethnically diverse directors.
◾

For Continental European markets and New Zealand, generally vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 40 percent underrepresented gender identities.

◾	Vote against or withhold from other directors on a case-by-case-basis.

Material ESG Failures

Social Advisory Services Recommendation: Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

◾

Material failures of governance, stewardship, risk oversight[5], including demonstrably poor risk oversight of environmental and social issues, including climate change, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;

◾	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[4]	Underrepresented gender identities include directors who identify as women or as non-binary.

[5]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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Climate Risk Mitigation and Net Zero

Social Advisory Services Recommendation: For companies that are significant (GHG) emitters6, through their operations or value chain, generally vote against or withhold from the incumbent board chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Minimum steps needed to be considered to be aligned with a net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

◾	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	The company has declared a target of Net Zero by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
◾	The company has set a medium-term target for reducing its GHG emissions and the target includes scope 1, 2, and relevant scope 3 emissions.
◾	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

For director elections, Social Advisory Services will also take into consideration market-specific provisions which are listed below:

Canadian Guidelines

Board Structure and Independence (TSX)

Social Advisory Services Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

◾	The board is less than majority independent; or
◾	The board lacks a separate compensation or nominating committee.

Non-Independent Directors on Key Committees (TSX)

Social Advisory Services Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

◾	Are Executive Directors;

[6]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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◾	Are Controlling Shareholders; or
◾	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Non-Independent Directors on Key Committees (TSX-V)

Social Advisory Services Recommendation: Vote withhold for Executive Directors, Controlling Shareholders or a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated who:

◾	Are members of the audit committee;
◾	Are members of the compensation committee or the nominating committee and the committee is not majority independent; or
◾	Are board members and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

Overboarded Directors (TSX)

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

◾	Are non-CEO directors and serve on more than five public company boards; or
◾	Are CEOs of public companies who serve on the boards of more than two public companies besides their own—withhold only at their outside boards[7].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Overboarded Directors (Venture)

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

◾	Are non-CEO directors and serve on more than five public company boards; or
◾	Are CEOs of public companies who serve on the boards of more than two public companies besides their own—withhold only at their outside boards[7].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for

[7]

Although a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Externally-Managed Issuers (EMIs)—TSX and TSXV

Social Advisory Services Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

◾	The size and scope of the management services agreement;
◾	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
◾	Overall performance;
◾	Related party transactions;
◾	Board and committee independence;
◾	Conflicts of interest and process for managing conflicts effectively;
◾	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
◾	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
◾	Historical compensation concerns;
◾	Executives’ responsibilities; and
◾	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Unilateral Adoption of an Advance Notice Provision

Social Advisory Services Recommendation: Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

European Guidelines

In European markets, Social Advisory Services looks at different factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

Social Advisory Services Recommendation: Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

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Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies, for bundled as well as unbundled items.

Beyond that, as directors should be accountable to shareholders on a more regular basis, Social Advisory Services may consider moving to maximum board terms of less than four years in the future.

Social Advisory Services Recommendation: Vote against article amendment proposals to extend board terms.

In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Social Advisory Services will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Social Advisory Services Recommendation: For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain vote against the election or reelection of any directors if the company proposes a single slate of directors.

Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Widely-held companies

A. Non-controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

◾	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or
◾	Fewer than one-third of all board members would be independent.

Portugal is excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

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Board Leadership

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Non-widely held companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of Social Advisory Services clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue-chip market index and/or either the Nasdaq Nordic Large Cap list or Oslo Børs Benchmark GI index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Nominee Names

Social Advisory Services Recommendation: Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written.

This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chair/CEO

Social Advisory Services Recommendation: Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, Social Advisory Services will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

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Election of Former CEO as Chair of the Board

Social Advisory Services Recommendation: Generally vote against the (re)election of a former CEO to the supervisory board or board of directors in Austria, Germany, and the Netherlands if the former CEO is to be chair of the relevant board. To this end, companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Overboarded Directors

Social Advisory Services Recommendation: In Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, and Switzerland, Social Advisory Services will generally recommend a vote against a candidate when they hold an excessive number of board appointments, as defined by the following guidelines:

◾

Any director or candidate who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

◾

Also, any director or candidate who holds the position of executive director (or a comparable role) at one company and serves as a non-executive chair at a different company will be classified as overboarded.

An adverse vote recommendation will not be applied to a director within a company where they serve as CEO; instead, any adverse vote recommendations will be applied to their additional seats on other company boards. For chairs, negative recommendations would first be applied towards non-executive, non-chair positions held, but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.

One Board Seat per Director

Social Advisory Services Recommendation: In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Social Advisory Services will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

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Composition of Committees

Social Advisory Services Recommendation:

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another—excluding, where relevant, employee shareholder representatives—would be independent.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chair of that committee.

For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if fewer than 50 percent of the remuneration committee members, who are elected by shareholders in such capacity or another—excluding, where relevant, employee shareholder representatives—would be independent.

For all companies:

Generally vote against the (re)election of executives who serve on the company’s audit or remuneration committee.

◾	Social Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.
◾

If a company does not have an audit or a remuneration committee, Social Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Social Advisory Services may recommend against the executives, including the CEO, up for election to the board.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), Italian issuers whose shares are listed on the Italian regulated market Euronext Milan must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Social Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive generally publish lists of nominees seven days before the meeting. In the case where nominees are not published in sufficient time, Social Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Social Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

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Composition of the Nominating Committee

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is considered widely-held and the following conditions exist:

◾	A member of the executive management would be a member of the committee;
◾	More than one board member who is dependent on a major shareholder would be on the committee; or
◾	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Social Advisory Services will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Social Advisory Services will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

International Guidelines

Overboarding—Brazil and Americas Regional

Social Advisory Services Recommendation: Generally, vote against management nominees who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—recommend against only at their outside boards[8].

[8]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, Social Advisory Services will not recommend an against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.

Overboarding—Israel

Social Advisory Services Recommendation: Generally, vote against management nominees who:

◾

Holds more than five mandates at listed companies. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

◾	Holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company.

Overboarding—Philippines, Malaysia, and Thailand

Social Advisory Services Recommendation: Vote against the election of a board-nominated candidate who sits on more than a total of five (5) publicly-listed boards.

Cumulative Voting—Middle East and Africa (MEA)

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates.

For MEA markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies, vote case-by-case on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Social Advisory Services Recommendation: Generally vote to abstain from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

◾	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates:
◾	Candidates whose professional background may have the following benefits:

◾

Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors.

◾	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
◾	Incumbent board members and candidates explicitly supported by the company’s management.

Please see the International Classification of Directors on the following page.

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Classification of Directors—International Policy

Executive Director

◾	Employee or executive of the company or a wholly-owned subsidiary of the company;
◾	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

◾	Any director who is attested by the board to be a non-independent NED;
◾	Any director specifically designated as a representative of a shareholder of the company;
◾	Any director who is also an employee or executive of a significant shareholder of the company;
◾	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
◾	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
◾

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

◾	Government representative;
◾

Currently provides or has provided (or a relative[3] provides) during the most recently concluded financial year under review professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the last fiscal year in excess of USD 10,000 per year;

◾

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[5]);

◾	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chair of the company;
◾	Relative [3] of a current or former executive of the company or its affiliates;
◾	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
◾	Founder/co-founder/SPAC sponsors[6]/member of founding family but not currently an employee or executive;
◾	Former executive or employee (five-year cooling off period)[7];
◾	Years of service[7] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
◾	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance[8].

Independent NED

◾	No material[2] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

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Employee Representative

◾	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, a business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[6] Depending how SPAC sponsors benefit from the transaction, a misalignment of sponsors and shareholders’ interests may be characterized. Potential conflicts of interest could arise if sponsors benefit from share classes with special rights attached.

[7] For example, in continental Europe and Latin America, directors with a tenure exceeding 12 years will be considered non-independent. In Hong Kong and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite their long tenure. For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[8] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

Social Advisory Services Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Social Advisory Services will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

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The analysis will generally be based on, but not limited to, the following major decision factors:

Company	performance relative to its peers;
Strategy	of the incumbents versus the dissidents;
Independence	of directors/nominees;
Experience	and skills of board candidates;
Governance	profile of the company;
Evidence	of management entrenchment;
Responsiveness	to shareholders;
Whether	a takeover offer has been rebuffed; and
Whether	minority or majority representation is being sought.

When analyzing a contested election of directors, Social Advisory Services will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Board and Management

Social Advisory Services Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

◾

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

◾

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions;

◾	Other material failures of governance, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks; or
◾	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Social Advisory Services Recommendation: Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Social Advisory Services Recommendation:

◾	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.
◾	Vote against proposals to indemnify auditors.

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Board Structure

Social Advisory Services Recommendation:

◾	Vote for proposals to fix board size.
◾	Vote against the introduction of classified boards and mandatory retirement ages for directors.
◾	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances

Social Advisory Services Recommendation: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

For European markets, vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

These thresholds are mutually exclusive.

When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders’ meeting.

For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:

◾

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent);

◾

The routine authority to disapply pre-emption rights exceeds 20 percent of the issued share capital, provided that any amount above 10 percent is to be used for the purposes of an acquisition or a specified capital investment. For the general disapplication authority and specific disapplication authority, a further disapplication of up to 2 percent may be used for each authority for the purposes of a follow-on offer.

Social Advisory Services will generally support resolutions seeking authorities in line with the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles9. Social

[9]	https://www.frc.org.uk/getattachment/cd763f78-d306-43bf-99f7-7fb282200c4d/PEG_Statement-of-Principles.pdf

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Advisory Services will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, companies can seek shareholder approval for a general authority of up to 10 percent, of issued ordinary share capital (with a further authority of no more than 2 percent to be used only for the purposes of making a follow-on offer); and a further 10 percent authority to be used only for purposes of an acquisition or a specified capital investment (with a further authority for no more than 2 percent to be used only for the purposes of making a follow-on offer).

A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a manner not in line with Pre-emption Group Principles—for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure10 to issue more than the authority approved at the previous AGM—is likely to receive a negative recommendation on the share issuance authorities at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to last no more than 15 months or until the next AGM, whichever is the shorter period.

For French companies:

◾	Vote for general issuance requests with preemptive rights, including with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
◾

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the discount on share issuance price proposed in the resolution must comply with a maximum of 10 percent for a vote for to be warranted.

For Hong Kong companies, generally vote for the general issuance mandate, being the issuance of additional shares and/or the resale or transfer of treasury shares (if permitted), for companies that:

◾	Limit the request to 10 percent or less of the relevant class of issued share capital for issuance for cash and non-cash consideration;
◾	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules) for issuance for cash and non-cash consideration; and
◾

Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital for issuance for cash and non-cash consideration within the 12-month period.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

[10]

A “cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

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For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

◾

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

For Latin American companies, generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances requested will be evaluated on a case-by-case basis.

For shelf registration programs at Latin American companies (Argentina, Colombia, Chile, Mexico and Peru), vote on a case-by-case basis on all requests, with or without preemptive rights. Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

◾	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
◾

Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

◾	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Increases in Authorized Capital

Social Advisory Services Recommendation: Vote for proposals to increase authorized capital on a case-by-case basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.

In case the proposals to increase authorized capital include the authorization to issue shares according to the (pre-)approved limit without obtaining separate shareholder approval, the general issuance policy applies.

Reduction of Capital

Social Advisory Services Recommendation:

◾	Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
◾	Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Social Advisory Services Recommendation:

◾	Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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◾	Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Social Advisory Services Recommendation:

◾

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

◾

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

◾	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
◾	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
◾	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Social Advisory Services Recommendation:

◾	Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
◾

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

◾	Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Social Advisory Services Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Social Advisory Services Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

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Unequal Voting Rights

Accountability for Capital Structure with Unequal Voting Rights:

For meetings held on or after Feb. 1, 2024, at widely-held companies, generally vote against directors or against the discharge of (non-executive) directors, if the company employs a stock structure with unequal voting rights11.

Vote recommendations will generally be directed against the nominees primarily responsible for, or benefiting from, the unequal vote structure.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[12] with a sunset provision of no more than seven years from the date of going public;
◾	Situations where the unequal voting rights are considered de minimis[13] or
◾

The company provides sufficient protections for minority shareholders, for example such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained or a commitment to abolish the structure by the next AGM.

Share Repurchase Plans

Social Advisory Services Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

◾	A repurchase limit of up to 10 percent of issued share capital;
◾	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
◾	Duration of no more than 18 months.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, may be supported provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

◾	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
◾	Duration of no more than 18 months.

In addition, Social Advisory Services will recommend against any proposal where:

◾	The repurchase can be used for takeover defenses;
◾	There is clear evidence of abuse of similar authorities;
◾	There is no safeguard against selective buybacks; and/or
◾	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

[11]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares” or “double-voting” shares).

[12]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
[13]

Distortion between voting and economic power does not exceed 10 percent, where this is calculated relative to the entire share capital for multiple share classes and on individual shareholder or concert level in case of loyalty share structures.

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Market-Specific Exceptions

For Singapore, generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market repurchases and 20 percent for off-market repurchases.

Reissuance of Shares Repurchased

Social Advisory Services Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Social Advisory Services Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Social Advisory Services Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:

◾	Whether other resolutions are bundled with the issuance;
◾	Whether the rationale for the private placement issuance is disclosed;
◾	Dilution to existing shareholders’ position:
◾	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
◾	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
◾	Market reaction: The market’s response to the proposed private placement since announcement; and
◾	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

4. Compensation

Preamble

The assessment of compensation follows the Social Advisory Services Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

◾	Provide shareholders with clear, comprehensive compensation disclosures;
◾	Maintain appropriate pay structure with emphasis on long-term shareholder value;

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◾	Avoid arrangements that risk “pay for failure;”
◾	Maintain an independent and effective compensation committee;
◾	Avoid inappropriate pay to non-executive directors.

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Social Advisory Services believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Social Advisory Services has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Social Advisory Services analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

◾	Executive compensation-related proposals; and
◾	Non-executive director compensation-related proposals.

Executive Compensation-Related Proposals

Social Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model14 outcomes within a qualitative review of a company’s remuneration practices.

Social Advisory Services Recommendation: Social Advisory Services will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

◾	Provide shareholders with clear and comprehensive compensation disclosures:
◾	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
◾

The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

[14]	Definition of Pay-for-Performance Evaluation:

Social Advisory Services annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

◾	Peer Group Alignment:
◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median.
◾

Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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◾

Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

◾	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.
◾	Companies shall adequately disclose all elements of the compensation, including:
◾	Any short- or long-term compensation component must include a maximum award limit.
◾

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

◾	Discretionary payments, if applicable.
◾	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.
◾	Maintain appropriate pay structure with emphasis on long-term shareholder value:
◾	The structure of the company’s short-term incentive plan shall be appropriate.
◾	The compensation policy must notably avoid guaranteed or discretionary compensation.
◾	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
◾	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Social Advisory Services’ general policy for equity-based plans; and
◾	For awards granted to executives, Social Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
◾	The balance between short- and long-term variable compensation shall be appropriate
◾	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
◾	Avoid arrangements that risk “pay for failure”:
◾	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
◾

There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.

◾	There shall not be significant discrepancies between the company’s performance, financial and non-financial, and real executive payouts.
◾	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
◾	Significant pay increases shall be explained by a detailed and compelling disclosure.
◾	Termination payments[15] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

[15]

Termination payments’ means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.

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◾

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

◾	Maintain an independent and effective compensation committee:
◾	No executives may serve on the compensation committee.
◾	In certain markets the compensation committee shall be composed of a majority of independent members, as per Social Advisory Services policies on director election and board or committee composition.
◾	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance[16].

In addition to the above, Social Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

◾	Avoid inappropriate pay to non-executive directors.

Social Advisory Services Recommendation: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

◾	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
◾	Proposed amounts are excessive relative to other companies in the country or industry.
◾	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
◾

Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

◾	Proposals introduce retirement benefits for non-executive directors.

[16]

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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Vote on a case-by-case basis where:

◾	Proposals include both cash and share-based components to non-executive directors.
◾	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Social Advisory Services Recommendation: Generally vote for equity based compensation proposals or the like if the plan(s) is(are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

◾

The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive: awards must not exceed 5 percent of a company’s issued share capital. This number may be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.);

◾

The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a period of at least three consecutive years;

◾	If applicable, performance conditions must be fully disclosed, measurable, quantifiable, and long-term oriented;
◾	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

Employee Share Purchase Plans

Social Advisory Services Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.

Compensation-Related Voting Sanctions

Should a company be deemed:

◾	To have egregious remuneration practices;
◾	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
◾	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

◾	The reelection of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
◾	The reelection of the board chair;
◾	The discharge of directors; or
◾	The annual report and accounts.

This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).

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Stock Option Plans—Adjustment for Dividend (Nordic Region)

Social Advisory Services Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

◾	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
◾	Having significantly higher expected dividends than actual historical dividends;
◾	Favorably adjusting the terms of existing options plans without valid reason; and/or
◾	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Social Advisory Services will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Social Advisory Services Recommendation:

Social Advisory Services considers the following factors when evaluating share matching plans:

◾	For every share matching plan, Social Advisory Services requires a holding period.
◾	For plans without performance criteria, the shares must be purchased at market price.
◾

“For broad-based share matching plans directed at all employees, Social Advisory Services accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Social Advisory Services’ guidelines.

Canadian Guidelines

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

◾	There is a misalignment between CEO pay and company performance (pay for performance)
◾	The company maintains problematic pay practices; or
◾	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance

◾

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

◾	Evaluation of peer group benchmarking used to set target pay or award opportunities;
◾	Analysis of company performance and executive pay trends over time, taking into account our Pay-for-Performance policy;
◾	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices

◾

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

◾	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness

◾	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
◾

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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Equity Compensation Plans

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan17 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:

◾	Absence of problematic change-in-control (CIC) provisions, including:
◾	Single-trigger acceleration of award vesting in connection with a CIC; and
◾	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
◾	No financial assistance to plan participants for the exercise or settlement of awards;
◾	Public disclosure of the full text of the plan document; and
◾	Reasonable share dilution from equity plans relative to market best practices.

◾	Grant Practices:

◾	Reasonable three-year average burn rate relative to market best practices;
◾	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
◾	The issuance of performance-based equity to the CEO;
◾	A clawback provision applicable to equity awards; and
◾	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

◾	Discretionary or insufficiently limited non-employee director participation;
◾	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
◾	A history of repricing stock options without shareholder approval (three-year look-back);
◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
◾	Any other plan features that are determined to have a significant negative impact on shareholder interests.

[17]	In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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Director Compensation—TSX

Social Advisory Services Recommendation: On a case-by-case basis, generally withhold from members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

◾

Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

◾	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
◾	Other significant problematic practices relating to director compensation.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Social Advisory Services Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

◾	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
◾

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

◾	Purchase price is at least 80 percent of fair market value with no employer contribution;
◾	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
◾	The Plan Amendment Provision requires shareholder approval for amendments to:
◾	The number of shares reserved for the plan;
◾	The allowable purchase price discount;
◾	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Social Advisory Services compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Social Advisory Services will also take into account other compensation and benefit programs, in particular pensions.

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Deferred Share Unit Plans

Social Advisory Services Recommendation: Generally vote for Deferred Compensation Plans if:

◾	Potential dilution, together with all other equity-based compensation, is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

◾	Director stock ownership guidelines of a minimum of three times annual cash retainer;
◾	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
◾	The mix of remuneration between cash and equity; and
◾	Other forms of equity-based compensation, i.e. stock options, restricted stock.

International Guidelines

Social Advisory Services Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

5. Environmental and Social Issues

Social and Environmental Proposals

Social Advisory Services Recommendation: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining votes on shareholder social and environmental proposals, the following factors are considered:

◾	Whether the proposal itself is well framed and reasonable;
◾	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
◾	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
◾	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
◾	Whether the subject of the proposal is best left to the discretion of the board;
◾	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
◾	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
◾

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

◾	Whether implementation of the proposal would achieve the objectives sought in the proposal.

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In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾

The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;
◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;

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◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

6. Other Items

Reorganizations/Restructurings

Social Advisory Services Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Social Advisory Services Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Social Advisory Services reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Social Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

◾	Market reaction: How has the market responded to the proposed deal? A negative market reaction will cause Social Advisory Services to scrutinize a deal more closely;
◾

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

◾

Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Social Advisory Services will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

◾

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

◾	Stakeholder impact: Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Social Advisory Services Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Expansion of Business Activities

Social Advisory Services Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Exclusive Forum Proposals (TSX-Listed Companies and Venture Companies)

Social Advisory Services Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

◾	Jurisdiction of incorporation;
◾	Board rationale for adopting exclusive forum;
◾	Legal actions subject to the exclusive forum provision;
◾	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
◾	Company corporate governance provisions and shareholder rights;
◾	Any other problematic provisions that raise concerns regarding shareholder rights.

Related-Party Transactions

Social Advisory Services Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

◾	The parties on either side of the transaction;
◾	The nature of the asset to be transferred/service to be provided;
◾	The pricing of the transaction (and any associated professional valuation);
◾	The views of independent directors (where provided);
◾	The views of an independent financial adviser (where appointed);
◾	Whether any entities party to the transaction (including advisers) is conflicted; and
◾	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Social Advisory Services may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

In the case of Nigerian companies, vote for proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to this general mandate.

Antitakeover Mechanisms

Social Advisory Services Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

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7. Foreign Private Issuers

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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NORTHERN FUNDS

(THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2025

U.S. GOVERNMENT MONEY MARKET FUND

Shares Class (NOGXX)

U.S. GOVERNMENT SELECT MONEY MARKET FUND

Shares Class (NOSXX)

This Statement of Additional Information dated July 31, 2025 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2025, as amended or supplemented from time to time, for the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund (each a “Fund” and collectively, the “Funds”) of Northern Funds (the “Prospectus”). A copy of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Funds and related reports of Deloitte & Touche, LLP, an independent registered public accounting firm, contained in the Funds’ Form N-CSR for the fiscal year ended March 31, 2025, are incorporated herein by reference. No other parts of the Form N-CSR are incorporated by reference herein. Copies of the annual and semi-annual reports and the Funds’ financial statements may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

You could lose money by investing in the Funds. Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in a Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. The Funds’ sponsor is not required to reimburse the Funds for losses, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.

1

2

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust as amended from time to time (the “Trust Agreement”). The Trust also offers other funds, including equity, equity index, fixed income, multi-manager and asset allocation funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objectives of the Funds may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

U.S. Government Money Market Fund seeks to achieve its investment objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, or sponsored enterprises, and repurchase agreements that are fully collateralized by cash or such securities.

U.S. Government Select Money Market Fund seeks to achieve its investment objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, or sponsored enterprises, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Fund will seek to invest at least 50% of its net assets in the following securities that pay interest that generally is exempt from state income taxation:

•	U.S. Treasury bills;
•	U.S. Treasury notes;
•	U.S. Treasury STRIPS;
•	securities issued by the Federal Home Loan Bank (FHLB);
•	securities issued by the Federal Farm Credit Bank (FFCB); and
•	securities issued by the Tennessee Valley Authority.

Each Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. government securities and repurchase agreements collateralized solely by U.S. government securities. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the respective Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

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RULE 2A-7 REQUIREMENTS. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund each operate as a “government money market fund” under Rule 2a-7 of the 1940 Act. As a “government money market fund” under Rule 2a-7, the Funds (1) use the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00 share price, (2) are not required to impose a liquidity fee on fund redemptions that might apply to other types of money market funds, and (3) invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). Investments in other government money market funds are included within each Fund’s 99.5% policy.

The securities purchased by the Funds are subject to the maturity, quality, liquidity, diversification, and other requirements of Rule 2a-7. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations.

Rule 2a-7 requires that each Fund limit its investments to U.S. dollar-denominated instruments that at the time of acquisition (i) present minimal credit risks, as determined by the Investment Adviser, pursuant to guidelines approved by the Fund’s Board; (ii) are issued by other investment companies that are money market funds; or (iii) are U.S. government securities. Securities in which the Funds may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value. The Rule also requires that each Fund maintain a dollar weighted portfolio maturity appropriate to its investment objective, provided, however, that the Fund (i) maintain a dollar-weighted average portfolio maturity of not more than 60 days (as calculated pursuant to Rule 2a-7); (ii) maintain a dollar-weighted average portfolio maturity without regard to maturity shortening provisions regarding interest rate readjustments applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) of 120 days or less and (iii) may not purchase any instrument with remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7).

Each Fund is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Each Fund may not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets. Each Fund may not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. For these purposes, daily and weekly liquid assets are calculated as of the end of each business day. Daily liquid assets include: cash; direct obligations of the U.S. government; securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; and amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. Weekly liquid assets include: cash; direct obligations of the U.S. government; certain U.S. government agency discount notes without provision for the payment of interest with remaining maturities of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is

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the case with traditional fixed-income securities. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.

Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States (“U.S.”), which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department (the “U.S. Treasury”) to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S., except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

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There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the U.S., such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The long term effects of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the

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seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the U.S. may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

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BORROWINGS. The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases a Fund’s overall investment exposure. In addition, if a Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Funds’ shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Funds will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Funds may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Funds would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Funds. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

CHANGING INTEREST RATES. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero and a Fund may be unable to pay dividends to shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Maintaining cash positions may also subject a Fund to increased credit risk exposure to the Fund’s custodian bank. In a low or negative interest rate environment, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

A low or negative interest rate environment could impact a Fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment which causes a Fund to have a negative gross yield, a Fund may reduce the number of shares outstanding on a pro rata basis through share cancellation, such as reverse distribution mechanisms or other mechanisms to seek to maintain a stable $1.00 price per share, subject to Board approval and to the extent permissible by applicable law and the Fund’s organizational documents. A Fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the Fund reduced the number of shares held by the investor. After a cancellation of shares, the basis of cancelled shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of

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shares in shareholders’ accounts has been reduced through share cancellation. Due to a lack of guidance regarding share cancellation, however, the tax consequences of such cancellation of shares to a Fund and its shareholders is unclear and may differ from that just described.

Alternatively, a Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. If a Fund were to float its NAV, it would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a Fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Since certain Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Funds, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Funds. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See also “Foreign Investments—General.”

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CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for purposes of the securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;
•	enhance the security’s credit quality; and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

FOREIGN INVESTMENTS. To the extent consistent with its investment objective and strategies, each Fund may invest in U.S. dollar-denominated foreign securities, including bonds and other fixed income securities of foreign issuers, and may also agree to enter into repurchase agreement transactions with foreign financial institutions. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for equity securities of the same or a different issuer These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

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Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the U.S. on foreign exchanges or foreign over-the-counter markets. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, trade restrictions (including tariffs), or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with their investment objectives and strategies, certain Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

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Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes.”

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign securities are generally held outside the U.S. in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the U.S. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy.

Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets.

If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently implemented rule amendments of the Financial Industry Regulatory Authority included mandatory margin requirements that require a Fund to post collateral in

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connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

ILLIQUID OR RESTRICTED INVESTMENTS. Each Fund may invest up to 5% of its total assets in illiquid securities, as such term is defined in Rule 2a-7 under the 1940 Act. An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in the ordinary course of business within 7 calendar days at approximately the value ascribed to it by the Fund. Each Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act and commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. To the extent an investment held by a Fund is deemed to be an illiquid security, the Fund will be exposed to greater liquidity risk.

INFLATION-INDEXED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases inflation-indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example,

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due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

The taxation of inflation-indexed U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. This means that it may be difficult to sell an IFA at an appropriate price or that these investments may be considered illiquid.

INVESTMENT COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in the securities of other affiliated and unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions.

Pursuant to an exemptive order, those limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, those limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market portfolios whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market portfolio that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the

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SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

If required by the 1940 Act, or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust. As noted in the Prospectus, a Fund may invest in securities of other investment companies subject to the restrictions set forth above.

LIQUIDITY RISK. Liquidity risk is the risk that the Funds will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Funds’ ability to sell particular securities at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For the same reason, less liquid securities that the Funds may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Funds’ ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include

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private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be subject to annual budget appropriations. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Funds’ ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with their investment objectives and strategies, the Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. This demand feature enhances a security’s liquidity by shortening its maturity. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience

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substantially more volatility. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their respective investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their investment objectives and strategies, the Funds may invest in “tax credit bonds.” A tax credit bond is defined in the Internal Revenue Code of 1986, as amended (the “Code”) as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified school construction bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

The Tax Cuts and Jobs Act (“TCJA”) repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds.

The municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund’s dividends which may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

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In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

REPURCHASE AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Funds may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement among the Fund, FICC and the seller as a sponsoring member of FICC. In such case, FICC would become the Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. The Fund would become subject to FICC’s rules, which may limit the Fund’s rights

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and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities as collateral that the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, a Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the U.S. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions.

Pursuant to exemptive relief granted by the SEC, and to the extent consistent with their respective investment objectives and strategies, certain Funds, and certain other money market portfolios advised by NTI and TNTC, may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Funds and does not collect any additional fees from the Funds for such services.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

The Treasury repo transactions of a Fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. A Fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

STRIPPED SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase U.S. Treasury stripped securities. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular

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interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the U.S. Government Money Market Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

STRUCTURED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

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U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Funds also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal or interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, Moody’s downgraded the U.S.’s credit rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

The Funds will purchase variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk or such investment is a government security. The Fund’s Investment Adviser may determine that a variable or floating rate obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. In determining weighted

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average life under Rule 2a-7(d)(1)(iii) (“WAL”), a floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P Global Ratings (“S&P”), DBRS Morningstar® Ratings Limited (“DBRS”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted and the security continues to present minimal credit risks or is a government security. Pursuant to the requirements of Rule 2a-7, upon the default of a portfolio security (other than an immaterial default unrelated to the financial condition of the issuer), a portfolio security ceasing to be an “eligible security” (as defined in Rule 2a-7), or an event of insolvency with respect to the issuer of a portfolio security or the provider of any demand feature or guarantee, the Fund will dispose of the security as soon as is practicable consistent with achieving an orderly disposition of the security, absent a finding by the board of trustees that disposal of such security would not be in the best interests of the Fund.

OTHER RISKS

ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Funds. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Funds. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Funds’ service providers and issuers in which the Funds invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can

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result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds and their investment adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds do not directly control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

The rapid development and increasingly widespread use of AI (as discussed under “Artificial Intelligence”) could increase the cybersecurity incidents and attacks and exacerbate the risks.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other portfolios in the Trust and other affiliated portfolios of Northern Funds (each a “Portfolio” and together the “Portfolios”) advised by NTI, and to lend money to other portfolios in the Trust, for temporary or emergency purposes. The interfund borrowing and lending program is currently not operational. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield rate, respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will

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automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Investment Adviser may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits a Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order.

In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. A Fund may also suffer investment losses on those portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” below.

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No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; and each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control or management.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation, and each Fund reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; for all Funds, personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

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For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

The freedom of action reserved in Investment Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of U.S. banks is subject to the requirement that the U.S. parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as defined by the SEC under Rule 2a-7 of the 1940 Act.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices as described in this SAI and the applicable Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Each Fund may follow additional policies that are more restrictive than its fundamental investment limitations in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Funds are subject to the requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds, including the diversification requirements of Rule 2a-7 described below.

Investments in securities (excluding cash, cash items, repurchase agreements that are collateralized fully, U.S. government securities and securities of other investment companies that are money market funds) will be limited to: (1) not more than 5% of the value of a Fund’s total assets at the time of purchase of any single issuer (and certain affiliates of that issuer), except that 25% of the value of the total assets of the Funds may be invested in the securities of any one issuer for a period of up to three business days; and (2) not more than 10% of the value of a Fund’s total assets at the time of purchase in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee. Certain affiliated issuers will be treated as a single issuer for purposes of these requirements.

The following descriptions may assist shareholders in understanding the requirements of the 1940 Act and interpretations thereunder in connection with the above policies and restrictions. Certain investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.

The following descriptions are limited by any non-fundamental investment restrictions described above and are subject to a Fund’s investment objective and general investment strategies as stated in the Fund’s Prospectus and this SAI.

Concentration and Industry Classification. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of determining industry classification, a Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of the Funds’ total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and

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authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly-owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits Funds from issuing senior securities, except that the Funds may borrow money as described in the above policies and restrictions.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. The 1940 Act requires a Fund to maintain continuous asset coverage of at least 300% with respect to borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that a Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint. As of the date of this SAI, the Funds do not engage in securities lending.

Although the foregoing Investment Restrictions would permit the Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio that contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal

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counsel, the Funds’ financial printer (Donnelley Financial Solutions), the Funds’ pricing vendors, and the Funds’ proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); certain industry reporting providers (iMoneyNet); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s website, northerntrust.com/funds, no later than the fifth business day of each month and for a period of not less than six months, a complete schedule of portfolio holdings for each Fund and certain other information required by Rule 2a-7 regarding each Fund’s portfolio holdings as of the last business day or subsequent calendar day of the prior month. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period). Certain information with respect to the Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public on the SEC’s EDGAR database immediately upon filing after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s website. In addition, in the event that the Funds file information regarding certain material events with the SEC on Form N-CR, the Funds will disclose on their website certain information that the Funds are required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of a Fund. This information will appear on a Fund’s website no later than the same business day on which a Fund files Form N-CR with the SEC and will be available on a Fund’s website for at least one year. Shareholders may obtain a Fund’s Forms N-CSR, N-MFP and N-CR filings on the SEC’s website at sec.gov.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Funds. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 53 portfolios in the Northern Funds Complex—Northern Funds offers 48 portfolios and Northern Institutional Funds consists of 5 portfolios.

INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•   Chief Schooling Officer & Provost since 2020 and Head of School Management and Technology from 2016 to 2020, Success Academy Charter Schools;

•   Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since 2020

•   Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC, and Nasdaq BX, Inc. since 2015;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
David R. Martin Year of Birth: 1956 Trustee since 2017

•   Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) from 2019 to 2023;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

William Martin Year of Birth: 1970 Trustee since 2024

•   Investment Committee Chair, Foundation for the Carolinas (a community foundation) since 2022;

•   Board Member, Social Venture Partners, Charlotte (a venture philanthropy partnership) since 2012;

•   Senior Managing Director, Chief Investment Officer of Global Fixed Income, Nuveen/TIAA (an investment manager) from 2004 to 2020;

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•   Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•   Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group (a manager of fixed income portfolios for institutional clients) from 1991 to 2003.

• MassMutual complex (110 portfolios in five investment companies)

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 1998

•   Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•   Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow—2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since September 2024

•   Global Head of Product at Northern Trust Asset Management from 2023 to present;

•   Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023;

•   Head of Product Management at ProShare Advisors LLC from 2014 to 2018.

• FlexShares Trust (registered investment company—28 portfolios) • Alpha Core Strategies Fund

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

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INTERESTED TRUSTEE (CONTINUED)

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	President of Northern Funds, Northern Institutional Funds, and FlexShares Trust since August 2024; Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Funds and Northern Institutional Funds from 2015 to 2024.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2023	Senior Vice President of Northern Trust Investments, Inc. since 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to 2023.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Vice President and Compliance Consultant for The Northern Trust Company since 2006, Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, and FlexShares Trust since 2011; Anti-Money Laundering Compliance Officer for Belvedere Advisors LLC from 2019 to 2023.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael L. Brainerd Year of Birth: 1979 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2024	Senior Vice President and Division Manager of Fund Accounting of The Northern Trust Company since 2022. Vice President and Fund Accounting Department Head at Brown Brothers Harriman from 2020 to 2022.

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019	Senior Trust Officer since 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since 2000; Chief Legal Officer since 2022 and Secretary of Northern Trust Securities, Inc. since 2020; Deputy General Counsel of Northern Trust Corporation since 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since 2020 and 2015, respectively (previously, Associate General Counsel from 2015-2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004 and Chief Legal Officer since 2019; Chief Legal Officer of FlexShares Trust and Northern Funds since 2019; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to 2022.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Secretary of FlexShares Trust since 2018; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of The Northern Trust Company since September 2021; Secretary, Boston Trust Walden Funds from 2023 to May 2025; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services Inc. from 2007 to 2021.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds the same office with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Ms. Kar serve as an interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment

34

Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations. The Committee also reviews reports on money market fund shadow pricing, stress testing results, and shareholder ownership characteristics and trends.

The Board also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks, affecting the Funds during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

INDEPENDENT TRUSTEES

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019.

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Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology, at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past eleven years on the Board of Nasdaq Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd. Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively, “Nasdaq”). The total of these payments were $1,991,068 and $6,509,143 in each of 2023 and 2024, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35 year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2017.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most

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recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2024.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois from 2014 to 2018. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

INTERESTED TRUSTEE

Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds and Northern Funds since September 2024.

STANDING BOARD COMMITTEES. The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of three members: Ms. Bobek (Chairperson), and Messrs. David Martin (ex-officio) and Kloet (ex-officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews

37

with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2025, the Audit Committee convened four times.

The Governance Committee consists of three members: Mses. Skinner (Chairperson), Plouché, and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2025, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex-officio), and William Martin and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2025, the Valuation Committee convened four times.

The Executive Committee consists of three members: Messrs. Kloet (Chairperson) and David Martin, and Ms. Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2025, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2024
Name of Independent Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	U.S. Government Money Market Fund: $10,001 – $50,000	Over $100,000
Thomas A. Kloet	None	Over $100,000
David R. Martin	None	Over $100,000
William Martin(2)	None	None
Cynthia R. Plouché	None	Over $100,000
Mary Jacobs Skinner	U.S. Government Money Market Fund: $10,0001 – $50,000	Over $100,000(3)

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(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2024, Northern Funds offered 39 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Mr. William Martin became an Independent Trustee effective July 1, 2024.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

Information as of December 31, 2024
Name of Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Paula Kar(2)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2024, Northern Funds offered 39 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Paula Kar became an Interested Trustee effective September 24, 2024.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the fiscal year ended March 31, 2025.

Independent Trustees

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Therese M. Bobek	$89,988	$268,750
Ingrid LaMae A. de Jongh	87,100	260,000
Mark G. Doll(2)	74,488	221,250
Thomas A. Kloet	110,550	330,000
David R. Martin	98,825	295,000
William Martin(3)	65,000	195,000
Cynthia R. Plouché	87,100	260,000
Mary Jacobs Skinner(4)	98,825	295,000

Interested Trustee

	Aggregate Compensation From Trust	Total Compensation from Fund Complex(1)
Paula Kar(3)(5)	None	None
Darek Wojnar(2)(5)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2025, Northern Funds offered 37 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Effective September 24, 2024, Mr. Wojnar retired as Trustee. Also, effective December 31, 2024, Mr. Doll retired as Trustee.
(3)	Mr. Martin became an Independent Trustee of the Trust effective July 1, 2024 and Ms. Kar became an Interested Trustee effective September 24, 2024.

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(4)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2024. During this time, Ms. Skinner earned $25,895 in accrued interest from previous years’ deferred compensation.
(5)

As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar and Ms. Kar did not receive any compensation from the Trust for their services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U.S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed- income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Craig, Nickels and Ulrich and Messrs. Brainerd, Carberry, Del Real, Meehan, O’Rourke, Rein and Sivillo are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust and its Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Northern Funds Distributors, LLC (“NFD” or the “Distributor”), an unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of approximately $14.24 trillion, and assets under custody of approximately $1.69 trillion.

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Management Agreement

NTI provides the Funds with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Funds, subject to the general supervision of the Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain administration services to the Funds.

NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board, including the Independent Trustees.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain the best net price and execution. Purchases by the Funds from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations and costs, including with respect to the processes and conditions under which global asset managers may acquire

41

investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). The Investment Adviser may be affected by MiFID II to the extent it participates in certain trade aggregation practices or makes use of brokers or other personnel that are subject to European Union regulation.

The Investment Adviser and its affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Board, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’

42

transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the NAV of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

Unless sooner terminated, the Trust’s Management Agreement is in effect with respect to a particular Fund for an initial two-year period. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”).

The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, on 60 days’ written notice.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust Corporation or an affiliate, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets):

CONTRACTUAL MANAGEMENT FEE RATE
U.S. Government Money Market Fund	0.33%
U.S. Government Select Money Market Fund	0.33%

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EXPENSES

Except as set forth in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its Independent Trustees; payments to service organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Funds’ operating expenses (excluding: (i) acquired fund fees and expenses, except as discussed below with respect to Fund investments in a money market mutual fund managed by NTI; (ii) the compensation paid to each Independent Trustee; (iii) expenses of third-party consultants engaged by the Board; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary during the current fiscal year.

NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in a money market mutual fund managed by NTI.

The “Total Annual Fund Operating Expenses After Expense Reimbursement” for a Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangements are expected to continue until at least July 31, 2026. The expense reimbursement arrangements with respect to each Fund will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangements with respect to each Fund may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.

Service providers to a Fund, including the Fund’s adviser and/or its affiliates may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses, including to avoid a negative yield. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time without notice. There is no guarantee that a Fund will be able to avoid a negative yield or maintain a specified minimum yield.

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For the fiscal years indicated below ended March 31, the management fees payable by each Fund, the amounts waived/reimbursed by NTI, and the net fees paid by each Fund were as follows:

	2025			2024			2023
	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid(1)	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid(2)
U.S. Government Money Market Fund	$68,124,839	$1,844,363	$66,280,476	$66,204,555	$1,778,931	$64,425,625	$60,307,127	$1,414,685	$57,059,435
U.S. Government Select Money Market Fund	14,780,434	480,923	$14,299,511	13,093,045	410,062	12,682,983	11,442,485	351,574	10,753,056

(1)

Amounts for the fiscal year ended March 31, 2023 reflect voluntary reimbursements of management fees by Northern Trust Investments, Inc. for the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund in the amounts of $1,833,007 and $337,854, respectively.

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds described in this SAI, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees, if applicable, on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

The Trust pays TNTC a monthly fee based on an annual rate of 0.0190% of each Fund’s average daily net assets. In addition, TNTC may be reimbursed for certain expenses as provided in the Transfer Agency and Service Agreement. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months’ written notice.

For the fiscal years indicated below, the amount of transfer agent fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
U.S. Government Money Market Fund	$3,921,060	$3,811,466	$3,471,907
U.S. Government Select Money Market Fund	850,701	753,781	658,749

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”), on behalf of each Fund (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of each

45

Fund, (iii) makes receipts and disbursements of funds on behalf of each Fund, (iv) receives, delivers and releases securities on behalf of each Fund, (v) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian, (vi) to the extent applicable to the Funds, is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent that it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

The Custodian receives from the Trust, with respect to services rendered to each Fund: (i) an annual fixed fee; plus (ii) an annual percentage of the Fund’s average daily net assets; plus (iii) an annual fixed dollar fee for each portfolio holding; plus (iv) fixed dollar fees for each trade in portfolio securities; plus (v) reimbursement for other out-of-pocket fees incurred by the Custodian.

The Custodian’s fees under the Custody Agreement are subject to reduction based on each Fund’s daily-uninvested U.S. cash balances (if any). The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

For the fiscal years indicated below, the amount of gross custodian fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
U.S. Government Money Market Fund	$1,462,356	$1,442,416	$1,223,890
U.S. Government Select Money Market Fund	339,446	297,207	234,488

BROKERAGE TRANSACTIONS

For the fiscal years ended March 31, 2025, 2024, and 2023, all Fund transactions for the Funds were executed on a principal basis and, therefore, no brokerage commissions were paid by the Funds. Purchases by the Funds from underwriters of Fund securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security. The Funds did not pay concessions or commissions during the fiscal years ended March 31, 2025, 2024 and 2023.

To the extent that a Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. No commissions were paid by the Funds described in this SAI to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

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The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Funds acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company.

During the fiscal year ended March 31 2025, neither Fund acquired, sold or owned any securities of their regular broker/dealers or their parent companies.

CONFLICTS OF INTEREST

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an NTI affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI’s and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may

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benefit NTI or its affiliates or their other funds or accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or act as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

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Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix B for the Northern Proxy Voting Policy.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust at 800-595-9111 or northern-funds@ntrs.com, or by visiting the Northern Funds’ website at northerntrust.com/funds or the SEC’s website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) under which NFD, a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), with principal offices at 190 Middle Street, Suite 301, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. NFD continually distributes shares of the Funds on an appropriate efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment

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Adviser has entered into an agreement (the “Distribution Services Agreement”) with NFD under which it makes payments to NFD in consideration for certain distribution-related services. The payments made by the Investment Adviser to NFD under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and its subsidiary, NFD, in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board. In accordance with the Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements.

The Board believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements). No fees were paid to Service Organizations during the Funds’ three most recent fiscal years.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

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COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its Independent Trustees. Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price that is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences, including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in a Fund from

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which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

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NET ASSET VALUE

As stated in the Prospectus, the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund each operate as a “government money market fund” under Rule 2a-7 of the 1940 Act. Each of the Funds is permitted to and seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity, which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Board, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds’ investment objectives, to stabilize the NAV of each Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes, which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Fund exceeds certain limits or the Board believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. These actions may include selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value, which under such circumstances would vary from $1.00). In order to stabilize the NAV of a Fund, the Trustees may consider enacting certain measures such as reducing the number of outstanding shares. Such reduction may be effected by having each shareholder proportionately contribute to the Fund’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund. Actions taken to maintain a stable $1.00 per share could result in shareholders holding fewer shares of the Fund and/or experiencing a loss in the aggregate value of their investment in the Fund. There is no assurance such measures will result in a stable NAV per share of $1.00.

The Funds may also hold cash for the purpose of stabilizing its NAV per share. Holdings of cash may lower (or, in a negative interest rate environment, increase) the yield of such Fund’s shares. Each Fund may continue to use the amortized cost method of valuation so long as the Board believes that the method fairly reflects the market-based NAV per share and the Funds comply with the other requirements of Rule 2a-7. See “Rule 2a-7 Requirements.”

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (the “Exchange”) is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than a Fund’s official closing NAV.

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For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

On days when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Funds may cease or advance the deadline for accepting purchase and redemption orders for same business day credit up to one hour before the SIFMA recommended closing time (the “advanced closing time”). On days on which the Funds close early because of SIFMA’s recommendations, purchase and redemption orders received after the advanced closing time shall be effected on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

A “business day” is each day that the Exchange is open for business, except when the following federal holidays are observed: Columbus Day, and Veterans Day. Fund shares will generally not be priced on days that the Exchange is closed, although Fund shares may be priced on such days if SIFMA recommends that the bond markets remain open for all or part of the day.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

In the event that (i) a Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Board or (ii) the Board, including a majority of Independent Trustees, determines that such a deviation is likely to occur, and the Board, including a majority of Independent Trustees, irrevocably has approved the liquidation of the Fund, the Fund’s Board has the authority to suspend redemptions of Fund shares.

The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund currently do not intend to avail themselves of the ability to impose liquidity fees. However, the Board reserves the right, with notice to shareholders, to change this policy with respect to a Fund, thereby permitting the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund to impose discretionary liquidity fees in the future, if determined to be in the best interests of the Fund.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications

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and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL TAX ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES

A Fund receives ordinary income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds do not anticipate realizing any long-term capital gains.

Because shares of the Funds are offered and redeemed at a constant net asset value of $1.00 per share, a shareholder generally will not recognize either gain or loss on a redemption of shares.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which

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its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest-related dividends and short-term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s 48 existing series, which represent interests in the Trust’s 48 respective portfolios, two of which are described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Funds who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an

58

investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Funds is vested exclusively with the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a

59

majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

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The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or by-law; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provisions of the Trust’s by-laws.

As of June 30, 2025, TNTC and its affiliates held of record outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. For certain funds, the amount of shares held of record may be more than 25%. TNTC has advised the Trust that the following persons (whose mailing address, unless otherwise noted, is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) owned of record, or are known by the Funds to have beneficially owned, 5% or more of the outstanding shares of any Fund as of June 30, 2025:

	Number of Shares	% of Fund
U.S. Government Money Market Fund
The Northern Trust Company FBO U.S. Government Money Market Fund Sweep Account*	18,126,971,364	83.48%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,266,559,363	15.04%

U.S. Government Select Money Market Fund
The Northern Trust Company FBO U.S. Government Select Money Market Fund Sweep Account*	617,724,369	14.46%

National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,574,690,678	83.66%

*	Record owner with respect to multiple accounts.

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of June 30, 2025, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

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FINANCIAL STATEMENTS

The audited financial statements of the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Funds’ Form N-CSR filing for the fiscal year ended March 31, 2025, are hereby incorporated by reference herein. No other parts of the Funds’ Form N-CSR filing are incorporated by reference herein. Copies of the Funds’ Annual and Semiannual Reports and the Funds’ financial statements may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

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OTHER INFORMATION

More information regarding various contracts or other documents referenced in the Prospectus or SAI can be found in the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. The Registration Statement, including the exhibits filed therewith, is available on the SEC’s website at www.sec.gov.

NF SAI MMF (7/25)

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

A-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.

“NR”—Is assigned to an unrated issue of a rated issuer.

[1]	A long-term rating can also be used to rate an issue with short maturity.

A-2

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-3

Long-Term Credit Ratings

An S&P Global Ratings’ long-term issue credit rating is generally assigned to those obligations considered long-term in the relevant market, typically with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

A-4

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

“NR”—Is assigned to unrated obligations.

A-5

Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S. public finance markets. The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or to ratings below the “CCC” category.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

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“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

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Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

“NR”—Is assigned to an unrated obligation.

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About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

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APPENDIX B

PROXY VOTING POLICIES & PROCEDURES

Effective Date March 3, 2025

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2. PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy

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Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5. PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

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Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.

•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).

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Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

•	Voting pursuant to client direction;

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•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8. ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;

•	consider any costs involved;

•	not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective;

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•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and

•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent

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with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders — economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance principles, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate

The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.

US Securities Non-US Securities

[1]

This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

[2]	These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

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PROXY VOTING GUIDELINES

Effective Date 4/09/2024

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I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

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Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E.	Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director

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remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

•	Stock ownership positions; and

•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

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Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the

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board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

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F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. ESG Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

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E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant

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material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

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The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;

•	The company has repriced underwater stock options during the past three years; or

•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

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E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally

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encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of a diversity report, including summary description of policies and programs oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender. This could include publishing EEO-1 reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

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E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

G. Other Miscellaneous

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

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NORTHERN FUNDS

(THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2025

ULTRA-SHORT FIXED INCOME FUND

Siebert Williams Shank Shares (SWSFX)

This Statement of Additional Information dated July 31, 2025 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2025, as amended or supplemented from time to time (the “Prospectus”), for the Siebert Williams Shank shares of the Ultra-Short Fixed Income Fund (the “Fund”). Copies of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Fund’s Form N-CSR for the fiscal year ended March 31, 2025 are incorporated herein by reference. No other parts of the Fund’s Form N-CSR are incorporated by reference herein. Copies of the annual and semi-annual reports and the Fund’s financial statements may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, Siebert Williams Shank & Co., LLC or its affiliates, or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

The Trust is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust, as amended from time to time (the “Trust Agreement”). The Trust also offers other funds, which are not described in this SAI.

The Fund offers two classes of shares: Shares and Siebert Williams Shank shares. Only Siebert Williams Shank shares are described in this SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

NAMES RULE POLICY. The Fund has adopted a policy as stated in its prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in such policy. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and

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decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States (“U.S.”), which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department (the “U.S. Treasury”) to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S., except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the U.S., such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit

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losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The long term effects of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these

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obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the U.S. may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BANK LOANS. To the extent consistent with its investment objective and strategies, the Fund may invest in loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Fund invests may be made to finance highly leveraged borrowers, which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or

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subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Fund may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations (see “Asset-Backed (including Mortgage-Backed) Securities”). The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations. The Fund may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933 as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the 1933 Act or the Exchange Act.

Over time, the customary terms of loans have evolved such that they are no longer accompanied by the various restrictive covenants that historically accompanied most loans and that were in favor of the investor. Newly originated loans (including reissuances and restructured loans) in which the Fund may invest have varied terms and conditions, but generally contain few or no financial maintenance covenants. Financial maintenance covenants are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing the borrowing costs to the borrower, or to take other actions which would improve the position of the lender. Accordingly, the Fund may experience difficulty or delays in enforcing its rights on its holdings of loans, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although loans may contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Investment Adviser will seek to take appropriate action without the help of covenants in the loans.

BORROWINGS. The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect the Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any

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securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BRADY BONDS. To the extent consistent with its investment objectives and strategies, the Fund may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, the Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

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These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

To the extent consistent with its investment objective and strategies, the Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country weightings, cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights table in the Fund’s Prospectus for the Fund’s portfolio turnover rate for the fiscal year ended March 31, 2025.

CHANGING INTEREST RATES. An increase in prevailing interest rates typically cause the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero and a Fund may be unable to pay dividends to shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In a low or negative interest rate environment, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

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COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the U.S.; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the U.S.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Because the Fund may hold investments in non-U.S. bank obligations, an investment in the Fund involves certain additional risks associated with foreign investments, as further described under “Foreign Investments—General.”

COMMODITY-LINKED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked

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derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements, commodity index volatility, and other economic and non-economic factors affecting the value of particular industries or commodities, such as droughts, floods, weather, disease (including pandemics and epidemics), livestock disease, tariffs, embargoes, acts of war or terrorism, or international economic, political and regulatory developments.

Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in commodity-related securities. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of the Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.

CONVERTIBLE SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or

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accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

Corporate debt securities are taxable debt obligations issued by corporations and may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as the price of some commodity.

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Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purposes of the securities laws. If for tax purposes the Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, the Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;
•	enhance the security’s credit quality; and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

DEPOSITARY RECEIPTS. Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). To the extent consistent with its investment objectives and strategies, the Fund may invest in ADRs, EDRs, GDRs and/or NVDRs.

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ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. To the extent consistent with its investment objective and strategies, the Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in equity securities. “Equity securities” include common stocks, preferred stocks, investment companies including ETFs, interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted.

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Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in its prospectus and this SAI will likely increase.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These events and the possible resulting market volatility from the residual effects of the COVID-19 pandemic may have an adverse effect on the Fund.

EQUITY SWAPS. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund to the extent consistent with its investment objective and strategies for hedging purposes, to seek to increase total return, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

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The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

EXCHANGE-TRADED NOTES. To the extent consistent with its investment objectives and strategies, the Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike index-based exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including default risk, credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Fund must be U.S. dollar-denominated. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for equity securities of the same or a different issuer.

To the extent consistent with its investment objective and strategies, the Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, and market trading risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in

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U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. On May 1, 2021 the UK and EU entered into the EU-UK Trade and Cooperation Agreement, which governs certain aspects of their relationship.

The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from the Fund if it holds impacted securities or cause the value of the Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to

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withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the Fund’s investments.

Ukraine has experienced an ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur throughout Europe. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments, in both developed and emerging markets. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes.”

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Investors should understand to the extent the Fund invests in foreign securities, the expense ratio of the Fund can be expected to be higher than those funds investing exclusively in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign securities are generally held outside the U.S. in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by the Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the U.S. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories,

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registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. To the extent consistent with its investment objective and strategies, the Fund may invest in issuers based in or economically tied to emerging and frontier markets countries. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the U.S. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.

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Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

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The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates, which can have negative effects on a country’s economy and securities markets. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the U.S., Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy.

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In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund. The Public Company Accounting Oversight Board (“PCAOB”) also has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.

Political tension between the U.S. and China has escalated due to a series of trade, international treaty, tax, and sanctions actions between the two countries, including the imposition of tariffs and sanctions, detention of certain products, enhancement of extensive export controls on the semiconductor industry, and countersanctions or countermeasures from the Chinese government that have been triggered or are expected to be triggered. The current political climate and recent worsening trade relations between the U.S. and China have intensified concerns about a potential trade war between the two countries, as each country has recently imposed heavy tariffs on the other country’s products. These actions, an even further increase in tariffs and other potential restrictions on trade between the two countries, and further worsening trade relations more generally, may trigger market volatility, a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

As of the date of this SAI, China, including Hong Kong, is designated as a “foreign adversary” of the United States under U.S. regulations, a designation that subjects certain transactions involving information and communications technology to heightened scrutiny and the potential that such transactions may be prohibited. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the United States, may negatively impact the value and liquidity of such securities held by the Fund. Further, from time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Stock Connect Program) are securities trading and clearing programs through which the Fund can trade eligible listed China A-shares. The Stock Connect Program is subject to quota limitations, which may restrict or preclude the Fund’s ability to invest in Stock Connect securities. Foreign investors, individually and in the aggregate, are subject to ownership limitations from Shanghai- or Shenzhen-listed companies, including those purchased through the Stock Connect Program. Once the daily quota is reached orders to purchase additional China A-shares through the Stock Connect Program will be rejected. Only certain China A-shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Program. The Stock Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, and the Shenzhen

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Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Stock Connect Program in the future and no assurance that further regulations will not adversely affect the availability of securities under the Stock Connect Program or other operational arrangements. Beginning December 31, 2024 through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future. In addition, the Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Stock Connect Program in respect of eligible China A-shares must be settled in Renminbi (“RMB”), the Chinese currency, the Fund must have timely access to a reliable supply of offshore RMB to invest through the Stock Connect Program, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-shares markets may also result in significant fluctuations in the prices of the securities traded on such markets.

China A-shares purchased through the Stock Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that the Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate incorporate actions affecting China A-shares held through the Stock Connect Program due to time constraints or for other operational reasons. Trades on the Stock Connect Program are subject to certain requirements prior to trading. Additionally, there are foreign ownership limitations that may result in limitation on investment or the return of profits if the Fund purchases and sells shares of an issuer in which it owns above a certain threshold determined by China’s securities rules. As a result, the Fund may not be able to execute trading freely in accordance with its investment strategy and the profits that the Fund derives from such investments may be limited.

A Fund’s investments in China may also include investments in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of or investment in companies operating in certain sectors in China. Investments in VIEs may pose additional risks because the investment is made through an intermediary listed shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company without formal legal ownership. However, the contractual arrangements between the listed company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid or violate Chinese law.

Even though the listed company does not own any equity in the Chinese operating company, the listed company expects to exercise power over and obtain economic rights from the Chinese operating company based

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on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the Chinese operating company. Other risks associated with such investments include the risk that the contractual agreements between the listed company and the Chinese operating company (or its officers, directors, or Chinese equity owners), and any breach thereof, will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights, and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the Chinese operating company and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

The contractual arrangements permit the listed company to include the financial results of the Chinese operating company as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the U.S. or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the U.S. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Funds to transact in such securities and may increase the cost of the Funds if required to seek other markets in which to transact in such securities.

Although VIEs are a longstanding industry practice and are well known to Chinese officials and regulatory, historically, they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely case impacted VIE-structured holding(s) to suffer significant, detrimental and possibly permanent losses, and in turn, adversely affect a Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. To the extent the Fund invests a significant percentage of its assets in foreign securities, the Fund may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-capitalization securities, generally, and foreign small- and mid-capitalization securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to the Fund. This is particularly so to the extent the Fund invests in small- and mid-capitalization companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

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FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with its investment objective and strategies, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently implemented rule amendments of the Financial Industry Regulatory Authority included mandatory margin requirements that require the Fund to post collateral in connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with its investment objective and strategies, the Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs; or to gain exposure to certain countries.

The Investment Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualifications as regulated investment companies for federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge

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the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions). Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these

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commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and investments that are not registered under the 1933 Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because Rule 22e-4 places a limit of 15% of net assets that can be invested in illiquid investments, the Fund may be forced to forego investments in securities that are deemed illiquid.

INFLATION-INDEXED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases inflation indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to

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an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

The taxation of inflation-indexed U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fund, however, distributes income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. This means that it may be difficult to sell an IFA at an appropriate price or that these investments may be considered illiquid.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with its investment objective and strategies, the Fund may enter into swap transactions, including interest rate, total rate of return, credit swap transactions, and transactions involving interest rate floors, caps and collars for hedging purposes and/or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of

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fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of a referenced debt obligation or underlying securities comprising a referenced index. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index in the event of a default by the issuer of the debt obligation or the underlying security comprising the referenced index. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on a debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation or an underlying security comprising a referenced index. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation or an underlying security comprising a referenced index (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will not enter into a total rate of return, credit, or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

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The use of interest rate, total rate of return, and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

INVESTMENT COMPANIES. To the extent consistent with its investment objective and strategies, the Fund may invest in the securities of other affiliated and unaffiliated investment companies. Investments by the Fund or in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule that permits it to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Pursuant to an exemptive order, those limits will not apply to the investment of securities lending collateral by the Fund in certain investment portfolios advised by NTI. In addition, those limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

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Certain investment companies in which the Fund may invest may be new funds. There can be no assurance that a new investment company will grow to an economically viable size, in which case the investment company may cease operations. In such an event, the Fund may be required to liquidate or transfer its investment at an inopportune time.

The Fund may invest uninvested cash in the U.S. Government Portfolio (the “Sweep Portfolio”) of Northern Institutional Funds (“NIF”), an investment company that is advised by NTI.

The Sweep Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Sweep Portfolio and the Fund treat investments in the Sweep Portfolio as the purchase and redemption of the Sweep Portfolio’s Shares. The Fund invests in the Sweep Portfolio pursuant to an exemptive order and participates equally on a pro rata basis in all income, capital gains and net assets of the Sweep Portfolio, and will have all rights and obligations of a shareholder, as provided in the NIF Trust Agreement, including voting rights. In addition to the management, transfer agency and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, when investing its uninvested cash in the Sweep Portfolio pursuant to the terms of the exemptive order, the Fund will bear indirectly a proportionate share of the Sweep Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Sweep Portfolio is 0.25%. As further discussed herein and consistent with the exemptive order, the Investment Adviser is currently reimbursing the Fund for the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Sweep Portfolio. The exemptive order requires the Fund’s Board to determine before a vote on the Management Agreement (as defined herein) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

If required by the 1940 Act or the rules thereunder, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any investment company in which it invests, including affiliated funds. By investing in another investment company, the Fund will be exposed to the investment risks of the investment company in direct proportion to such investment. The investment company may not achieve its investment objective.

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LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. This collateral is marked-to-market on a daily basis. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding the Fund’s investments in particular types of securities.

When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of borrowed collateral. Securities lending also subjects the Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater if the Fund loans non-U.S. securities. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund in accordance with policies and procedures approved by the Board and NTI. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Securities lending agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” for additional information).

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, renders securities lending services to the Fund. For such services, TNTC receives a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

LIQUIDITY RISK. Liquidity risk is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to

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make a market for certain securities. For the same reason, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

LOAN PARTICIPATIONS. To the extent consistent with its investment objectives and strategies, the Fund may invest in loan participations. Such loans must be to issuers in whose obligations the Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower, which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the financial intermediary issuing the participation interest. Loans may not be considered securities and the Fund may therefore not have the protections afforded by U.S. federal securities laws with respect to such investments.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, the Fund may have difficulty disposing of its investments in loans. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Fund normally will be regarded as illiquid. The lack of a liquid secondary market could have an adverse impact on the value of such

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securities and on the Fund’s ability to dispose of particular participations or assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its NAV.

For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

MASTER LIMITED PARTNERSHIPS. The Fund may invest in master limited partnerships (“MLPs”) to the extent consistent with its investment objective and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs, taxed as partnerships, typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the

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subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Fund may invest calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. These money market funds may impose a “liquidity fee” upon the redemption of their shares or and generally must impose a fee when net sales of the Fund’s shares exceed certain levels.

These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed, the Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes.

The Fund may also invest in money market funds that operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not subject to requirements related to liquidity fees. However, government money market funds typically offer lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

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Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, the Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions: one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue

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obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be subject to annual budget appropriations. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with its investment objective and strategies, the Fund also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with its investment objective and strategies, the Fund may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. This demand feature enhances a security’s liquidity by shortening its maturity. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with its investment objective and strategies, the Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

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To the extent consistent with its investment objective and strategies, the Fund also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified school construction bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. The Tax Cuts and Jobs Act (“TCJA”) repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds.

The municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund’s dividends which may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted.

Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

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Municipal instruments purchased by the Fund may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with its investment objectives and strategies, the Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase obligations of supranational entities and invest in obligations of supranational banks. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Many supranational entities are supranational banks, or international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations. The governmental members, or “stockholders,” of supranational entities usually make initial capital contributions to the entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that member countries will continue to make necessary capital contributions to support the supranational entities. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. See also “Foreign Investments—General.”

OPTIONS. To the extent consistent with its investment objective and strategies, the Fund may buy and write put and call options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries \ also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and

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securities markets. If the Investment Adviser is incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The Fund’s obligation to sell or purchase a security underlying an option contract written by it may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus the associated transaction costs may be greater than the premium received from writing the original option, in which event the Fund will have incurred a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a call option) or liquidate the segregated assets (in the case of a put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of

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options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with its investment objective and strategies, the Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

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In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. The Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

REAL ESTATE SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in real estate securities. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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REPURCHASE AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement among the Fund, FICC and the seller as a sponsoring member of FICC. In such case, FICC would become the Fund’s counterparty. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. The Fund would become subject to FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement involving securities as collateral that the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, the Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the U.S. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” for additional discussion of the risks of investments with foreign institutions).

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

The Treasury repo transactions of the Fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be

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required by June 30, 2027. The Fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

RISKS RELATED TO SMALL AND MID-CAPITALIZATION COMPANY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in small and mid-capitalization company securities. While the Investment Adviser may believe that smaller and mid-capitalization companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-capitalization companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

The values of small and mid-capitalization company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-capitalization company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Fund that invests in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small and mid-capitalization company stocks include brokerage costs, market impact costs (that is, the increase in market prices which that may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-capitalization company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with its investment objective and policies, the Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security

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and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. To the extent consistent with its investment objective and strategies, the Fund may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment and are primarily used to invest in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase stripped securities. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

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Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase structured securities, including for hedging purposes and to gain exposure to certain countries. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Fund temporarily may hold cash or invest all or any portion of their assets in short-term obligations pending investment or to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when the Fund holds cash or invest their assets in short-term obligations or otherwise make temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods. Maintaining cash positions may also subject the Fund to increased credit risk exposure to the Fund’s custodian bank.

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U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Fund also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal or interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objectives and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, Moody’s downgraded the U.S.’s credit issuer rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

All variable or floating rate instruments will meet the applicable rating standards of the Fund. The Fund’s Investment Adviser, may determine that a variable or floating rate obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards. Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is

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indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. To the extent consistent with its investment objective and strategies, the Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to

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zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

OTHER RISKS

ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Fund. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Fund. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Fund’s shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable

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privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund and its Investment Adviser, have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or its Investment Adviser, and the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Fund to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Fund to borrow money from other portfolios in the Trust and other affiliated funds of Northern Institutional Funds (each a “Portfolio” and together, the “Portfolios”) advised by NTI, and to lend money to other funds in the Trust, for temporary or emergency purposes. The interfund borrowing and lending program is currently not operational. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) the Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield rate, respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with the Fund; (5) the Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that the Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) the Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) the Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets; and (8) the Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, the Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in the Fund’s shares. The Investment Adviser may determine to enter into portfolio transactions in anticipation of that order, even

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though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect the Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” in this SAI.

The Fund may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or acquiring mortgage-related securities.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; and the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase

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would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except the Fund will invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry, provided further that the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry. For the purpose of this restriction with respect to the Fund, the financial services industry is deemed to include the group of industries within the financial services sector. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(9) Notwithstanding the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Fund has received an exemptive order from the SEC permitting it to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

The following descriptions may assist shareholders in understanding the requirements of the 1940 Act and interpretations thereunder in connection with the above policies and restrictions. Certain investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.

The following descriptions are limited by any non-fundamental investment restrictions described above and are subject to the Fund’s investment objective and general investment strategies as stated in the Fund’s Prospectus and this SAI.

Concentration and Industry Classification. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

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Except to the extent otherwise provided in each of the Investment Restrictions above, for the purpose of determining industry classification, the Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly-owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits the Fund from issuing senior securities, except that the Fund may borrow money as described in the above policies and restrictions. Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act so long as such transactions are entered into in compliance with Rule 18f-4 under the 1940 Act.

Diversification. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or encumbrance of securities or assets of the Fund. The 1940 Act requires the Fund to continuously maintain an “asset coverage” of at least 300% of the amount of its borrowings. If the asset coverage for borrowings at any time falls below 300% of the amount borrowed the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio that contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings

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information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (Donnelley Financial Solutions), the Fund’s pricing vendors, and the Fund’s proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Fund currently publishes on the Trust’s website, northerntrust.com/funds, complete portfolio holdings for the Fund as of the end of each calendar quarter. Complete portfolio holdings for the Fund are provided as of month-end, subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed. The Fund may publish on the Trust’s website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Fund also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Fund. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 53 portfolios in the Northern Funds Complex—Northern Funds offers 48 portfolios and Northern Institutional Funds consists of 5 portfolios.

INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•   Chief Schooling Officer & Provost since 2020 and Head of School Management and Technology from 2016 to 2020, Success Academy Charter Schools;

•   Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since 2020

•   Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
David R. Martin Year of Birth: 1956 Trustee since 2017

•   Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) from 2019 to 2023;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

William Martin Year of Birth: 1970 Trustee since 2024

•   Investment Committee Chair, Foundation for the Carolinas (a community foundation) since 2022;

•   Board Member, Social Venture Partners, Charlotte (a venture philanthropy partnership) since 2012;

•   Senior Managing Director, Chief Investment Officer of Global Fixed Income, Nuveen/TIAA (an investment manager) from 2004 to 2020.

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•   Assessor, Moraine Township, Illinois from 2014 to 2018;

•   Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group (a manager of fixed income portfolios for institutional clients) from 1991 to 2003.

• MassMutual complex (110 portfolios in five investment companies)

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INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 1998

•   Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•   Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow—2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since September 2024

•   Global Head of Product at Northern Trust Asset Management from 2023 to present;

•   Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023;

•   Head of Product Management at ProShare Advisors LLC from 2014 to 2018.

• FlexShares Trust (registered investment company—28 portfolios) • Alpha Core Strategies Fund

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

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(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Ms. Kar is deemed to be an “interested” Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	President of Northern Funds, Northern Institutional Funds, and FlexShares Trust since August 2024; Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Funds and Northern Institutional Funds from 2015 to 2024.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2023	Senior Vice President of Northern Trust Investments, Inc. since 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to 2023.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, and FlexShares Trust since 2011; Anti-Money Laundering Compliance Officer for Belvedere Advisors LLC from 2019 to 2023.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael L. Brainerd Year of Birth: 1979 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2024	Senior Vice President and Division Manager of Fund Accounting of The Northern Trust Company since 2022. Vice President and Fund Accounting Department Head at Brown Brothers Harriman from 2020 to 2022.

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019	Senior Trust Officer since 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since 2000; Chief Legal Officer since 2022 and Secretary of Northern Trust Securities, Inc. since 2020; Deputy General Counsel of Northern Trust Corporation since 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since 2020 and 2015, respectively (previously, Associate General Counsel from 2015-2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004 and Chief Legal Officer since 2019; Chief Legal Officer of FlexShares Trust and Northern Funds since 2019; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to 2022.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since 2020; Secretary of FlexShares Trust since 2018; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to 2020.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of The Northern Trust Company since September 2021; Secretary, Boston Trust Walden Funds from 2023 to May 2025; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services Inc. from 2007 to 2021.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds the same office with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

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LEADERSHIP STRUCTURE. The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Ms. Kar serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee reviews the Fund’s annual audit scope and the results of the audit of the Fund’s year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.

The Board also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program administrator that addresses, among

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other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Board has approved a derivatives risk manager, which is responsible for administering the Derivatives Risk Management (DRM) Program for series of the Trust that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks, affecting the Fund during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

INDEPENDENT TRUSTEES

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit committee of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment

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and business matters. He also understands the functions of a board through his service during the past eleven years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively, “Nasdaq”). The total of these payments were $1,991,068 and $6,509,143 in each of 2023 and 2024, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2017.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since July 2024.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield

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Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from 2014 to 2018. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

INTERESTED TRUSTEE

Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds and Northern Funds since September 2024.

STANDING BOARD COMMITTEES. The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of three members: Ms. Bobek (Chairperson), Messrs. David Martin (ex-officio) and Kloet (ex-officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2025, the Audit Committee convened four times.

The Governance Committee consists of three members: Mses. Skinner (Chairperson), Plouché and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2025, the Governance Committee convened four times.

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As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex-officio) and William Martin and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Fund in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2025, the Valuation Committee convened four times.

The Executive Committee consists of three members: Messrs. Kloet (Chairperson) and David Martin, and Ms. Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2025, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares owned by each Trustee in the Fund and in other investment portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2024
Name of Independent Trustee	Dollar Range of Equity Securities in the Fund SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	None	Over $100,000
Thomas A. Kloet	None	Over $100,000
David R. Martin	None	Over $100,000
William Martin(2)	None	None
Cynthia R. Plouché	None	Over $100,000
Mary Jacobs Skinner	None	Over $100,000(3)

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2024, Northern Funds offered 39 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Mr. William Martin became an Independent Trustee effective July 1, 2024.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

Information as of December 31, 2024
Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Paula Kar(2)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2024, Northern Funds offered 39 portfolios and Northern Institutional Funds offered 5 portfolios.

(2)	Ms. Paula Kar became an Interested Trustee effective September 24, 2024.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a

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Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the fiscal year ended March 31, 2025.

Independent Trustees

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Therese M. Bobek	$89,988	$268,750
Ingrid LaMae A. de Jongh	87,100	260,000
Mark G. Doll(2)	74,488	221,250
Thomas A. Kloet	110,550	330,000
David R. Martin	98,825	295,000
William Martin(3)	65,000	195,000
Cynthia R. Plouché	87,100	260,000
Mary Jacobs Skinner(4)	98,825	295,000

Interested Trustee

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Paula Kar(3)(5)	None	None
Darek Wojnar(2)(5)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2025, Northern Funds offered 37 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Effective September 24, 2024, Mr. Wojnar retired as Trustee. Also, effective December 31, 2024, Mr. Doll retired as Trustee.
(3)	Mr. Martin became an Independent Trustee of the Trust effective July 1, 2024 and Ms. Kar became an Interested Trustee effective September 24, 2024.
(4)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2025. During this time, Ms. Skinner earned $25,895 in accrued interest from previous years’ deferred compensation.
(5)

As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar and Ms. Kar did not receive any compensation from the Trust for their services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U. S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

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The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Craig, Nickels and Ulrich and Messrs. Brainerd, Carberry, Del Real, Meehan, O’Rourke, Rein and Sivillo are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust and its Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Northern Funds Distributors, LLC (“NFD” or the “Distributor”), an unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Fund. NTI is referred to as the “Investment Adviser.”

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Fund, and also serves as securities lending agent for series of the Trust that participate in the Trust’s securities lending program. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of approximately $14.24 trillion and assets under custody of approximately $1.69 trillion.

Management Agreement

NTI provides the Fund with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Fund, subject to the general supervision of the Trust’s Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides certain administration services for the Fund. However, the Management Agreement permits NTI, subject to approval by the Board, to delegate to a sub-adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. NTI has the ultimate responsibility to oversee any sub-adviser, and to recommend their hiring, termination, and replacement, subject to approval by the Board.

NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment

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recommendations for the Fund, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board, including the Independent Trustees.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain the best net price and execution or, use its best judgment to obtain the best overall terms available. Purchases by the Fund from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser has created a global trading desk that is designed to seek best execution for trading of certain securities outside of the U.S. The global trading desk has been assigned local traders who place trades on behalf of certain Funds pursuant to instructions given by the Investment Adviser. When utilizing the global trading desk, the Investment Adviser will instruct and delegate trading discretion to the local traders at the global trading desk to execute securities transactions on behalf of a Fund. Notwithstanding this delegation, the Investment Adviser retains responsibility for oversight of any trading activity conducted by the local traders at the global trading desk on behalf of a Fund.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations

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and costs, including with respect to the processes and conditions under which global asset managers may acquire investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). The Investment Adviser may be affected by MiFID II to the extent it participates in certain trade aggregation practices or makes use of brokers or other personnel that are subject to European Union regulation.

The Investment Adviser and its affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund’s interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner they consider to be the most equitable and consistent with their obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Fund pursuant to the Management Agreement. Subject to the general supervision of the Board, the Investment Adviser provides supervision of all aspects of the Fund’s operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Fund; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Fund’s bills, preparing monthly reconciliation of the Fund’s expense records, updating projections of annual expenses, preparing materials for review by the Board, and compliance testing; (d) preparing and arranging for printing of

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financial statements; (e) preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent; (f) assisting the Fund’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Fund which includes, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Fund’s service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Fund’s arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Fund and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Fund’s registration statement and other SEC filings for the Fund; and (m) computing and determining on the days and at the times specified in the Fund’s then-current Prospectuses, the NAV of each share of the Fund and the net income of the Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

Unless sooner terminated, the Trust’s Management Agreement with respect to the Fund is in effect with respect to the Fund for an initial two-year period. Thereafter, each of the foregoing Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The Management Agreement provides that a sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or its affiliates are serving as principal underwriter. In the opinion of Northern Trust Corporation, this limitation will not significantly affect the ability of the Fund to pursue its investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

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	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%

Securities Lending Agent

In reliance on an exemptive order issued by the SEC, the Board has approved TNTC (the “Securities Lending Agent”) to serve as Securities Lending Agent for the Fund. As Securities Lending Agent, TNTC provides securities lending services to the Fund under a Securities Lending Agreement with the Trust and in accordance with policies and procedures approved by the Board. For such services, TNTC receives a percentage of securities lending revenue generated for the Fund. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) invests and reinvests cash collateral; (iv) monitors the value of securities on loan and the value of the corresponding collateral, (v) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (vi) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vii) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party upon written notice to the other.

During the fiscal year ended March 31, 2025, the Fund did not lend any securities as the securities lending program was not yet operational.

EXPENSES

Except as set forth in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its Independent Trustees; payments to service organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (excluding: (i) acquired fund fees and expenses, except as discussed below with respect to Fund investments in a money market mutual fund managed by NTI; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third-party consultants engaged by the Board; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary during the current fiscal year.

NTI has contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in a money market mutual fund managed by NTI. This reimbursement will not apply if the Fund does not charge an advisory fee as a result of contractual or voluntary fee waivers.

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The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement with respect to the Fund will continue until at least July 31, 2026. The expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interests of the Fund and its shareholders.

NTI may voluntarily reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Fund during the fiscal years ended March 31, 2023, March 31, 2024 and March 31, 2025.

For the fiscal years indicated below ended March 31, the management fees payable by the Fund, the amounts waived/reimbursed by NTI, and the net fees paid by the Fund were as follows:

	2025			2024			2023
	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers/ Expense Reimbursements	Net Management Fee Paid
Ultra-Short Fixed Income Fund	$3,769,600	615,738	3,153,862	$4,679,624	$640,724	$4,038,900	$6,650,170	$889,376	$5,760,794

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Fund, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

The Trust pays TNTC a monthly fee based on an annual rate of 0.0385% of the Fund’s average daily net assets. In addition, TNTC may be reimbursed for certain expenses as provided in the Transfer Agency and Service Agreement. Northern Trust may enter into agreements with financial intermediaries through which customers own shares of the Siebert Williams Shank shares class of the Fund, pursuant to which Northern Trust pays these financial intermediaries for providing certain shareholder services described in the preceding paragraph. These additional payments made by Northern Trust to financial intermediaries will be paid by Northern Trust and will not represent an additional expense to the Fund or its shareholders. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 (“ERISA”)) may apply to the receipt by such financial intermediaries of such compensation in connection with the investment of fiduciary funds in Siebert Williams Shank shares of the Fund. The Transfer Agency and

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Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months’ written notice.

For the fiscal years or periods indicated below, the amount of transfer agent fees paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Ultra-Short Fixed Income Fund	$631,694	$789,750	$1,135,470

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) to the extent applicable to the Fund, is responsible for the Fund’s foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities held by the Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Fund’s property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

The Custodian receives from the Trust, with respect to services rendered to the Fund: (i) an annual fixed fee; plus (ii) an annual percentage of the Fund’s average daily net assets; plus (iii) an annual fixed dollar fee for each portfolio holding; plus (iv) fixed dollar fees for each trade in portfolio securities; plus (v) reimbursements for other out-of-pocket fees incurred by the Custodian.

For the fiscal years or periods indicated below, the amount of gross custodian fees paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023
Ultra-Short Fixed Income Fund	$108,225	$138,807	$214,461

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years or periods ended March 31, 2025, 2024, and 2023, the Fund did not pay commissions.

To the extent that the Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any

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commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Investment Adviser may use an affiliated person of the Investment Adviser as a broker for the Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

Brokerage commissions may be paid to Northern Trust Securities, Inc. and/or Northern Trust Securities LLP, each an affiliated person of the Investment Adviser, which generally charge lower commission rates. During the last three fiscal years ended March 31, the Fund did not pay commissions to Northern Trust Securities, Inc.

During the fiscal year ended March 31, 2025, the Trust and the Investment Adviser did not direct brokerage transactions to brokers because of research services provided.

The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Fund acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company. The regular brokers or dealers whose securities (or whose parent companies’ securities) the Fund acquired during the fiscal year ended March 31, 2025 and the amount of securities of such regular brokers or dealers held by the Fund at March 31, 2025 are as follows:

Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Bank of America, NA	$14,611
Barclays Bank, PLC	10,134
Wells Fargo Securities, LLC	19,600
J.P. Morgan Chase Bank, NA	30,578
Mizuho Securities USA LLC	14,611
Goldman Sachs & Co. LLC	26,568
RBC Capital Markets, LLC	32,151
Morgan Stanley & Co. LLC	29,653
Citigroup Global Markets Inc.	29,025

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PORTFOLIO MANAGERS

The portfolio managers for the Fund are Bilal K. Memon, Morten Olsen and Chaitanya Mandavakuriti.

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Bilal K. Memon was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	5	$5,146	0	$0
Other Registered Investment Companies:	2	1,374	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	122	21,112	0	0

The table below discloses the accounts within each type of category listed below for which Morten Olsen was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$4,425	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	1,166	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Chaitanya Mandavakuriti was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	4	$4,465	0	$0
Other Registered Investment Companies:	4	1,894	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	56	7,738	0	0

CONFLICTS OF INTEREST

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. The Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to

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varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Fund.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an NTI affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI’s and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit NTI or its affiliates or their other funds or accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. NTI and the Trust have adopted policies on cross-trades that may be effected between the Fund and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

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Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

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TNTC, an affiliate of NTI, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the series of the Trust that participate in the securities lending program. NTI will also receive compensation for managing the reinvestment of the cash collateral from securities lending. Potential conflicts of interest may arise in managing a securities lending program, which may include, but are not limited to: (i) TNTC as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for NTI and its affiliates; and (ii) TNTC as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to NTI. NTI seeks to mitigate this conflict through an impartial loan allocation system implemented under the Securities Lending Agreement.

Portfolio Manager Compensation Structure

As of the date of this registration statement, the compensation for the portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the end of the most recently completed fiscal year ended March 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of the Fund. Please note that the table provides a dollar range of each portfolio manager’s holdings in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Chaitanya Mandavakuriti	Ultra-Short Fixed Income Fund	None
Bilal K. Memon	Ultra-Short Fixed Income Fund	None
Morten Olsen	Ultra-Short Fixed Income Fund	None

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix C for the Northern Proxy Voting Policy.

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In order to generate additional income, the Fund may participate in a securities lending program. Although voting rights, or rights to consent, attached to securities on loan pass to the borrower, a Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Consistent with policies and procedures approved by the Board and the Investment Adviser, if the Investment Adviser determines that it is in the best interest of the Fund, and the determination is made prior to the shareholder meeting record date, the Investment Adviser may use reasonable efforts to recall the loaned securities. The Investment Adviser or its service provider may be unable to vote a loaned security if the Investment Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Investment Adviser) prior to the record date and/or proxy-voting deadline.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust at 800-595-9111 or northern-funds@ntrs.com, or by visiting the Northern Funds’ website at northerntrust.com/funds or the SEC’s website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) under which NFD, a wholly-owned subsidiary of Foreside Financial Group (dba ACA Group), with principal offices at 190 Middle Street, Suite 301, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. NFD continually distributes shares of the Fund on an appropriate efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement (the “Distribution Services Agreement”) with NFD under which it makes payments to NFD in consideration for certain distribution related services. The payments made by the Investment Adviser to NFD under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and its subsidiary, NFD, in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Siebert Williams Shank class shares. Under the agreements, the Fund may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the Siebert Williams Shank shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries;

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(v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by an Amended and Restated Service Plan, which has been adopted by the Board. In accordance with the Amended and Restated Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements.

The Board believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Trustees who are Independent Trustees and have no direct or indirect financial interest in such arrangements).

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

The Siebert Williams Shanks shares class of the Fund did not pay fees under the Amended and Restated Service Plan for the period September 13, 2022 (commencement of operations) through March 31, 2025.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its Independent Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be

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readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price that is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Fund involved in the request are priced and will be processed on the next business day in the manner described above. Shareholders who wish to exchange Siebert Williams Shank shares of the Fund may do so for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. If a shareholder holds shares through certain financial intermediaries, exchangeability among funds may be limited.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge

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relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

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NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System, including shares of ETFs, are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. If the Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by the Investment Adviser. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Board oversees the Investment Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Investment Adviser, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used on behalf of the Fund but before the time as of which a class of shares of the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign equity securities held by the Fund, in which case the Investment Adviser may use adjustment factors obtained from an independent fair value pricing service that are intended to reflect more accurately the fair value of those securities as of the time a class of shares of the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Investment Adviser to price the Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (the “Exchange”) is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV for a class of shares. For instance, if a pricing error is discovered that impacts the Fund’s NAV for a class of shares, the corrected NAV would be the official closing NAV for a class of shares and the erroneous NAV would

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be a NAV other than the Fund’s official closing NAV for a class of shares. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund may close on days when the Federal Reserve Bank of New York is open (“New York Fed”) but the Exchange is closed, such as Good Friday. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. On days when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Fund may cease or advance the deadline for accepting purchase and redemption orders for same business day credit up to one hour before the SIFMA recommended closing time (the “advanced closing time”). On days on which the Fund closes early because of SIFMA’s recommendations, purchase and redemption orders received after the advanced closing time shall be effected on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

A “business day” is defined as each Monday through Friday that the New York Fed is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Investment Adviser is not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications

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and capital gain net income (excess of capital gains over capital losses) before taking into account any deduction for dividends paid, by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL TAX ON FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities

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market in the U.S.). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.

The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year.

A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly

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or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

FOREIGN TAXES

The Fund may be subject to foreign withholding or foreign taxes on income, including dividends and interest received from sources in foreign countries or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is not anticipated that the Fund will generally be eligible to make this election.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. The Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) 30 days or less after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

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Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (i) provide your correct social security or taxpayer identification number, (ii) certify that this number is correct, (iii) certify that you are not subject to backup withholding, and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs.

In general, qualified REITs are taxed only on their income that is not distributed to their shareholders

Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in real estate mortgage investment conduits (“REMIC”) or income from equity interests in taxable mortgage pools (so-called “excess inclusions”) will be subject to federal income tax in all events. These tax laws may require the excess inclusion income of a regulated investment company be allocated to the shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pools, directly.

In general, the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is

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allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

TAXATION OF NON-U.S. SHAREHOLDERS

Subject to the discussion of special tax consequences under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) below, dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest-related dividends and short-term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate (as discussed above).

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s 48 existing series, which represent interests in the Trust’s 48 respective portfolios, one of which is described in this SAI. The Trust Agreement also permits the Board to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares in two separate classes of shares in the Fund: Shares class shares and Siebert Williams Shank class shares.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

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Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Fund is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

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The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such

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Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or by-laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provision of the Trust’s by-laws.

As of June 30, 2025, TNTC and its affiliates held of record outstanding shares of the Fund as agent, custodian, trustee or investment adviser on behalf of their customers. The amount of shares held of record may be more than 25%. TNTC has advised the Trust that the following persons (whose mailing address, unless otherwise indicated, is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) owned of record or are known by the Fund to have beneficially owned 5% or more of the outstanding shares of the Fund as of June 30, 2025:

	Number of Shares	% of Class
Ultra-Short Fixed Income Fund—Shares Class
Health Care Service Corporation Retirement Pension Trust*	15,411,677	9.07%
Company Global Equities	9,783,211	5.76%
National Financial Services LLC* 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	15,601,687	9.18%

Ultra-Short Fixed Income Fund—Siebert Williams Shank Shares
The Cummins Foundation, Inc.	3,735,048	100.00%

*	Record owner with respect to multiple accounts.

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of the Fund, such shareholder may be deemed a “control person” of the Fund for purposes of the 1940 Act.

As of June 30, 2025, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

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FINANCIAL STATEMENTS

The audited financial statements of the Fund and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Fund’s Form N-CSR filing for the fiscal year ended March 31, 2025, are hereby incorporated by reference herein. No other parts of the Fund’s Form N-CSR filing are incorporated by reference herein. Copies of the Fund’s Annual and Semiannual Reports and the Fund’s financial statements may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

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OTHER INFORMATION

More information regarding various contracts or other documents referenced in the Prospectus or SAI can be found in the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. The Registration Statement, including the exhibits filed therewith, is available on the SEC’s website at www.sec.gov.

NF SAI SWS (7/25)

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically, with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

[1]	A long-term rating can also be used to rate an issue with short maturity.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

An S&P Global Ratings’ long-term issue credit rating is generally assigned to those obligations considered long-term in the relevant market, typically with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

“NR”—Is assigned to unrated obligations.

Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over to 36 months for obligations in U.S. public finance markets. The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes, which typically mature in three years or less.

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

APPENDIX B

To the extent consistent with its investment objective and strategies, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Interest rate future contracts can also be used by the Fund for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Fund for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Fund is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Fund intends to comply with the regulations of the CFTC exempting it from the definition of a “Commodity Pool,” including the annual affirmation requirement that went into effect in 2013. The Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

PROXY VOTING POLICIES & PROCEDURES

Effective Date March 3, 2025

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2. PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service

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does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5. PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

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Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.

•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).

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Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

•	Voting pursuant to client direction;

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•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8. ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;

•	consider any costs involved;

•	not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective;

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•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and

•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent

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with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders - economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance prinicples, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate	The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.	US Securities Non-US Securities

[1]

This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

[2]	These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

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PROXY VOTING GUIDELINES

Effective Date 4/09/2024

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I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

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Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E.	Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director

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remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

•	Stock ownership positions; and

•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

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Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the

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board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

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F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. ESG Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

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D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

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The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;

•	The company has repriced underwater stock options during the past three years; or

•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

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Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

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C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to

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business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of a diversity report, including summary description of policies and programs oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender. This could include publishing EEO-1 reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

12

E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

G. Other Miscellaneous

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

13

PART C: OTHER INFORMATION

ITEM 28.  EXHIBITS

The following exhibits are incorporated herein by reference to:

a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment Nos. 30 and 31 filed on May 15, 2000.

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 34 filed on August 1, 2000.

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 34 filed on August 1, 2000.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 35 filed on March 9, 2001.

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 35 filed on March 9, 2001.

	(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 is incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 39 filed on July 29, 2003.

	(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 is incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 41 filed on December 1, 2004.

	(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 is incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 42 filed on May 25, 2005.

	(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 6, 2005 is incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 42 filed on May 25, 2005.

	(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 is incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 45 filed on December 16, 2005.

	(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 is incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 46 filed on March 27, 2006.

	(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 is incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 49 filed on June 22, 2006.

	(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 is incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 49 filed on June 22, 2006.

	(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 is incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 49 filed on June 22, 2006.

	(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 is incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 50 filed on July 28, 2006.

	(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 is incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 filed on May 30, 2007.

(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 53 filed on May 30, 2007.

(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 is incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 57 filed on August 13, 2007.

(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 57 filed on August 13, 2007.

(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 is incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 60 filed on July 29, 2008.

(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 is incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 63 filed on November 17, 2008.

(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 is incorporated by reference to Exhibit (a)(22) to Post-Effective Amendment No. 63 filed on November 17, 2008.

(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 is incorporated by reference to Exhibit (a)(23) to Post-Effective Amendment No. 65 filed on June 22, 2009.

(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 is incorporated by reference to Exhibit (a)(24) to Post-Effective Amendment No. 68 filed on September 8, 2009.

(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 is incorporated by reference to Exhibit (a)(25) to Post-Effective Amendment No. 71 filed on May 28, 2010.

(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 is incorporated by reference to Exhibit (a)(26) to Post-Effective Amendment No. 74 filed on July 29, 2010.

(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 is incorporated by reference to Exhibit (a)(27) to Post-Effective Amendment No. 74 filed on July 29, 2010.

(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 is incorporated by reference to Exhibit (a)(28) to Post-Effective Amendment No. 76 filed on May 16, 2011.

(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 is incorporated by reference to Exhibit (a)(29) to Post-Effective Amendment No. 76 filed on May 16, 2011.

(30)	Amendment No. 29 to the Agreement and Declaration of Trust effective May 18, 2012 is incorporated by reference to Exhibit (a)(30) to Post-Effective Amendment No. 86 filed on July 23, 2012.

(31)	Amendment No. 30 to the Agreement and Declaration of Trust effective August 9, 2012 is incorporated by reference to Exhibit (a)(31) to Post-Effective Amendment No. 91 filed on August 17, 2012.

(32)	Amendment No. 31 to the Agreement and Declaration of Trust effective November 9, 2012 is incorporated by reference to Exhibit (a)(32) to Post-Effective Amendment No. 93 filed on December 7, 2012.

(33)	Amendment No. 32 to the Agreement and Declaration of Trust effective February 15, 2013 is incorporated by reference to Exhibit (a)(33) to Post-Effective Amendment No. 95 filed on March 22, 2013.

(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013 is incorporated by reference to Exhibit (a)(34) to Post-Effective Amendment No. 102 filed on October 15, 2013.

(35)	Amendment No. 34 to the Agreement and Declaration of Trust effective August 22, 2013 is incorporated by reference to Exhibit (a)(35) to Post-Effective Amendment No. 104 filed on July 24, 2014.

(36)	Amendment No. 35 to the Agreement and Declaration of Trust effective February 14, 2014 is incorporated by reference to Exhibit (a)(36) to Post-Effective Amendment No. 104 filed on July 24, 2014.

(37)	Amendment No. 36 to the Agreement and Declaration of Trust effective December 5, 2014 is incorporated by reference to Exhibit (a)(37) to Post-Effective Amendment No. 108 filed on July 24, 2015.

(38)	Amendment No. 37 to the Agreement and Declaration of Trust effective August 21, 2015 is incorporated by reference to Exhibit (a)(38) to Post-Effective Amendment No. 112 filed on March 10, 2016.

(39)	Amendment No. 38 to the Agreement and Declaration of Trust effective March 9, 2016 is incorporated by reference to Exhibit (a)(39) to Post-Effective Amendment No. 112 filed on March 10, 2016.

(40)	Amendment No. 39 to the Agreement and Declaration of Trust effective May 19, 2016 is incorporated by reference to Exhibit (a)(40) to Post-Effective Amendment No. 114 filed on July 28, 2016.

(41)	Amendment No. 40 to the Agreement and Declaration of Trust effective June 17, 2016 is incorporated by reference to Exhibit (a)(41) to Post-Effective Amendment No. 114 filed on July 28, 2016.

(42)	Amendment No. 41 to the Agreement and Declaration of Trust effective July 22, 2016 is incorporated by reference to Exhibit (a)(42) to Post-Effective Amendment No. 114 filed on July 28, 2016.

(43)	Amendment No. 42 to the Agreement and Declaration of Trust dated August 25, 2016 is incorporated by reference to Exhibit (a)(43) to Post-Effective Amendment No. 117 filed on September 28, 2016.

(44)	Amendment No. 43 to the Agreement and Declaration of Trust dated October 7, 2016 is incorporated by reference to Exhibit (a)(44) to Post-Effective Amendment No. 119 filed on October 13, 2016.

(45)	Amendment No. 44 to the Agreement and Declaration of Trust dated May 18, 2017 is incorporated by reference to Exhibit (a)(45) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(46)	Amendment No. 45 to the Agreement and Declaration of Trust dated July 28, 2017 is incorporated by reference to Exhibit (a)(46) to Post-Effective Amendment No. 136 filed on November 17, 2017.

(47)	Amendment No. 46 to the Agreement and Declaration of Trust dated August 24, 2017 is incorporated by reference to Exhibit (a)(47) to Post-Effective Amendment No. 136 filed on November 17, 2017.

(48)	Amendment No. 47 to the Agreement and Declaration of Trust dated August 24, 2017 is incorporated by reference to Exhibit (a)(48) to Post-Effective Amendment No. 136 filed on November 17, 2017.

(49)	Amendment No. 48 to the Agreement and Declaration of Trust dated October 19, 2018 is incorporated by reference to Exhibit (a)(49) to Post-Effective Amendment No. 148 filed on November 9, 2018.

(50)	Amendment No. 49 to the Agreement and Declaration of Trust dated February 13, 2020 is incorporated by reference to Exhibit (a)(50) to Post-Effective Amendment No. 159 filed on May 29, 2020.

(51)	Amendment No. 50 to the Agreement and Declaration of Trust dated February 12, 2021, is incorporated by reference to Exhibit (a)(51) to Post-Effective Amendment No. 163 filed on July 28, 2021.

(52)	Amendment No. 51 to the Agreement and Declaration of Trust dated April 12, 2021, is incorporated by reference to Exhibit (a)(52) to Post-Effective Amendment No. 163 filed on July 28, 2021.

	(53)	Amendment No. 52 to the Agreement and Declaration of Trust dated August 19, 2021, is incorporated by reference to Exhibit (a)(53) to Post-Effective Amendment No. 164 filed on October 6, 2021.

	(54)	Amendment No. 53 to the Agreement and Declaration of Trust dated November 18, 2021, is incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 166 filed on April 8, 2022.

	(55)	Amendment No. 54 to the Agreement and Declaration of Trust dated April 7, 2022, is incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 166 filed on April 8, 2022.

	(56)	Amendment No. 55 to the Agreement and Declaration of Trust dated May 18, 2023, is incorporated by reference to Exhibit (a)(56) to Post-Effective Amendment No. 182 filed on July 27, 2023.

	(57)	Amendment to the Agreement and Declaration of Trust dated February 13, 2025, is incorporated by reference to Exhibit (a)(57) to Post-Effective Amendment No. 190 filed on April 16, 2025.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 is incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 38 filed on May 30, 2002.

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 39 filed on July 29, 2003.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 is incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 39 filed on July 29, 2003.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 is incorporated by reference to Exhibit (b)(4) to Post-Effective Amendment No. 40 filed on July 26, 2004.

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 is incorporated by reference to Exhibit (b)(5) to Post-Effective Amendment No. 41 filed on December 1, 2004.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 is incorporated by reference to Exhibit (b)(6) to Post-Effective Amendment No. 50 filed on July 28, 2006.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 is incorporated by reference to Exhibit (b)(7) to Post-Effective Amendment No. 60 filed on July 29, 2008.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 is incorporated by reference to Exhibit (b)(8) to Post-Effective Amendment No. 76 filed on May 16, 2011.

	(9)	Amended and Restated Amendment No. 8 to the Amended and Restated By-Laws adopted August 19, 2015 as Amended and Restated on August 24, 2017 is incorporated by reference to Exhibit (b)(9) to Post-Effective Amendment No. 136 filed on November 17, 2017.

	(10)	Amendment No. 9 to the Amended and Restated By-Laws adopted August 20, 2015 is incorporated by reference to Exhibit (b)(10) to Post-Effective Amendment No. 112 filed on March 10, 2016.

c)		Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 30 filed on May 15, 2000.

d)	(1)	Management Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 104 filed on July 24, 2014.

(i) Amended and Restated Exhibit A dated October 17, 2024 to the Management Agreement between Northern Funds and Northern Trust Investments, Inc. is filed herewith.

	(2)	Management Agreement between Northern Funds (on behalf of the Northern Funds ETFs) and Northern Trust Investments, Inc. dated June 30, 2025 to be filed by subsequent amendment.

	(3)	Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 104 filed on July 24, 2014.

(i) Amended and Restated Exhibit A dated May 18, 2023 to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. is incorporated by reference to Exhibit (d)(2)(i) to Post-Effective Amendment No. 182 filed on July 27, 2023.

(4)	Amended and Restated Expense Reimbursement between Northern Funds and Northern Trust Investments, Inc. dated October 17, 2024 is filed herewith.

(5)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 is incorporated by reference to Exhibit (d)(58) to Post-Effective Amendment No. 64 filed on March 31, 2009.*

(i) Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC is incorporated by reference to Exhibit (d)(35) to Post-Effective Amendment No. 69 filed on January 24, 2010.

(ii) Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC is incorporated by reference to Exhibit (d)(101) to Post-Effective Amendment No. 78 filed on July 27, 2011.

(iii) Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors LLC dated October 1, 2012 is incorporated by reference to Exhibit (d)(98) to Post-Effective Amendment No. 98 filed on July 22, 2013.*

(iv) Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors, LLC dated June 30, 2014 is incorporated by reference to Exhibit (d)(136) to Post-Effective Amendment No. 105 filed on July 24, 2014.

(v) Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated June 17, 2016 is incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(vi) Amendment No. 4 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated February 23, 2018 is incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 139 filed on July 26, 2018.*

(vi) Amendment No. 5 dated March 1, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC is incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(6)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 10, 2016 is incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 114 filed on July 28, 2016.*

(i) Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 17, 2016 is incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(ii) Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated March 1, 2017 is incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 130 filed on July 28, 2017.*

(iii) Amendment No. 3 dated March 14, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC is incorporated by reference to Exhibit (d)(41) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(iv) Amendment No. 4 dated November 14, 2024 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC is filed herewith.*

(7)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Polen Capital Credit, LLC (f/k/a DDJ Capital Management, LLC), dated January 31, 2022 is incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 152 filed on July 27, 2022.*

(i) Amendment No. 1 dated August 18, 2022 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Polen Capital Credit, LLC (f/k/a DDJ Capital Management, LLC) is incorporated by reference to Exhibit (d)(11)(i) to Post-Effective Amendment No. 182 filed on July 27, 2023.

(ii) Amendment No. 2 dated November 22, 2022 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Polen Capital Credit, LLC (f/k/a DDJ Capital Management, LLC) is incorporated by reference to Exhibit (d)(11)(ii) to Post-Effective Amendment No. 182 filed on July 27, 2023.*

(8)	Investment Sub-Advisory Agreement dated November 14, 2019 between Northern Trust Investments, Inc. and First Sentier Investors (Australia) IM LTD is incorporated by reference to Exhibit (d)(50) to Post-Effective Amendment No. 161 filed on July 27, 2020.*

(9)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated March 7, 2013 is incorporated by reference to Exhibit (d)(125) to Post-Effective Amendment No. 98 filed on July 22, 2013.*

(i) Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated June 30, 2014 is incorporated by reference to Exhibit (d)(142) to Post-Effective Amendment No. 105 filed on July 24, 2014.*

(ii) Amendment No.2 dated March 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC is incorporated by reference to Exhibit (d)(53) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(10)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Massachusetts Financial Services Company dated November 20, 2017 is incorporated by reference to Exhibit (d)(45) to Post-Effective Amendment No. 139 filed on July 26, 2018.*

(i) Amendment No. 1 dated April 15, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Massachusetts Financial Services Company is incorporated by reference to Exhibit (d)(57) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(11)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. dated June 10, 2016 is incorporated by reference to Exhibit (d)(36) to Post-Effective Amendment No. 114 filed on July 28, 2016.*

(i) Amendment No. 1 dated November 15, 2018 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. is incorporated by reference to Exhibit (d)(64) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(ii) Amendment No. 2 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. is incorporated by reference to Exhibit (d)(65) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(iii) Amendment No. 3 dated February 20, 2020 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. is incorporated by reference to Exhibit (d)(69) to Post-Effective Amendment No. 161 filed on July 27, 2020.*

(12)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. dated November 19, 2015 is incorporated by reference to Exhibit (d)(43) to Post-Effective Amendment No. 114 filed on July 28, 2016.*

(i) Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management, Inc. dated June 17, 2016 is incorporated by reference to Exhibit (d)(52) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(ii) Amendment No. 2 dated March 20, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. is incorporated by reference to Exhibit (d)(74) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(13)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated August 21, 2015 is incorporated by reference to Exhibit (d)(108) to Post-Effective Amendment No. 112 filed on March 10, 2016.*

(i) Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated June 17, 2016 is incorporated by reference to Exhibit (d)(54) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(ii) Amendment No. 2 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management is incorporated by reference to Exhibit (d)(77) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(14)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP dated August 25, 2017 is incorporated by reference to Exhibit (d)(67) to Post-Effective Amendment No. 136 filed on November 17, 2017.*

(i) Amendment No. 1 dated April 8, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP is incorporated by reference to Exhibit (d)(79) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(15)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 is incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 64 filed on March 31, 2009.*

(i) Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC is incorporated by reference to Exhibit (d)(54) to Post-Effective Amendment No. 69 filed on January 4, 2010.

(ii) Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC is incorporated by reference to Exhibit (d)(122) to Post-Effective Amendment No. 78 filed on July 27, 2011.

(iii) Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC dated January 1, 2013 is incorporated by reference to Exhibit (d)(123) to Post-Effective Amendment No. 98 filed on July 22, 2013.*

(iv) Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 30, 2014 is incorporated by reference to Exhibit (d)(140) to Post-Effective Amendment No. 105 filed on July 24, 2014.

(v) Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 17, 2016 is incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 130 filed on July 28, 2017.

(vi) Amendment No. 4 dated April 8, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC is incorporated by reference to Exhibit (d)(86) to Post-Effective Amendment No. 152 filed on July 26, 2019.*

(16)	Investment Sub-Advisory Agreement dated August 21, 2020 between Northern Trust Investments, Inc. and Janus Capital Management, LLC, is incorporated by reference to Exhibit (d)(89) to Post-Effective Amendment No. 163 filed on July 28, 2021.*

(17)	Investment Sub-Advisory Agreement dated December 10, 2021 between Northern Trust Investments, Inc. and KBI Global Investors (North America), Ltd., is incorporated by reference to Exhibit (d)(79) to Post-Effective Amendment No. 165 filed on December 3, 2021.*

(i) Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc., and KBI Global Investors (North America) Ltd. dated June 6, 2024 is incorporated by reference to Exhibit (d)(19)(i) to Post-Effective Amendment No. 189 filed on July 26, 2024.*

(18)	Investment Sub-Advisory Agreement dated January 23, 2023 between Northern Trust Investments, Inc. and BlackRock Investment Management, LLC, is incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No, 182 filed on July 27, 2023.*

(19)	Investment Sub-Advisory Agreement dated August 16, 2024 between Northern Trust Investments, Inc. and FIAM LLC is filed herewith.*

(20)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and AllianceBernstein L.P. is filed herewith.*

(21)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and Cohen & Steers Capital Management, Inc. is filed herewith.*

(22)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and Eagle Global Advisors, LLC is filed herewith.*

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 31, 2017 is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 130 filed on July 28, 2017.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC filed as Exhibit (e)(2) to Post-Effective Amendment No. 136 filed on November 17, 2017.

	(3)	Novation Agreement effective September 30, 2021 between the Registrant and Northern Funds Distributors, LLC is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 169 filed on July 27, 2022.

	(3)	ETF Distribution Agreement dated June 30, 2025 between the Registrant and Northern Funds Distributors, LLC to be filed by subsequent amendment.

f)		None.

g)	(1)	Custody Agreement between Northern Funds and The Northern Trust Company dated June 30, 2014 is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 104 filed on July 24, 2014.

	(2)	Amended and Restated Schedule A to the Custody Agreement between Northern Funds and The Northern Trust Company dated August 22, 2019 is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 154 filed on November 27, 2019.

	(3)	Amended and Restated Schedule B dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 136 filed on November 17, 2017.

	(4)	Amendment dated August 1, 2019 to the Custody Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 154 filed on November 27, 2019.

	(5)	Amendment dated March 2, 2023 to Schedule I of the Custody Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 182 filed on July 27, 2023.

	(6)	Custody Agreement between Northern Funds, The Northern Trust Company and The Northern Trust Company of Saudi Arabia dated March 2, 2023 is incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 182 filed on July 27, 2023.

	(7)	Amended and Restated Custody Agreement between Northern Funds and The Northern Trust Company dated June 2, 2025, is filed herewith.

h)	(1)	Transfer Agency and Service Agreement between Northern Funds and The Northern Trust Company dated June 30, 2014 is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 104 filed on July 24, 2014.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Transfer Agency and Service Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 136 filed on November 17, 2017.

	(3)	Amendment dated November 15, 2018 to the Transfer Agency and Service Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 150 filed on January 7, 2019.

	(4)	Amendment dated August 1, 2019 to the Transfer Agency and Service Agreement between Northern Funds and The Northern Trust Company is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 154 filed on November 27, 2019.

	(5)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is filed herewith.

i)		None.

j)		Consent of Deloitte & Touche LLP dated July [ ], 2025 is filed herewith.

k)		None.

l)	(1)	Purchase Agreement dated March 31, 1994 is incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 11 filed on July 29, 1996.

	(2)	Purchase Agreement dated March 14, 1994 is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 11 filed on July 29, 1996.

	(3)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Fixed Income Fund is incorporated by reference to Exhibit (l)(4) to Post-Effective Amendment No. 22 filed on May 28, 1999.

	(4)	Purchase Agreement dated September 3, 1999 for shares of the Small Cap Index Fund is incorporated by reference to Exhibit (l)(6) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(5)	Purchase Agreement dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund is incorporated by reference to Exhibit (l)(7) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(6)	Purchase Agreement dated September 30, 1999 for shares of the Small Cap Growth Fund is incorporated by reference to Exhibit (l)(8) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(7)	Purchase Agreement dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund is incorporated by reference to Exhibit (l)(9) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(8)	Purchase Agreement dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund is incorporated by reference to Exhibit (l)(10) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(9)	Purchase Agreement dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund is incorporated by reference to Exhibit (l)(11) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(10)	Purchase Agreement dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund is incorporated by reference to Exhibit (l)(12) to Post-Effective Amendment No. 27 filed on October 15, 1999.

	(11)	Purchase Agreement dated August 2, 2000 for shares of the Large Cap Value Fund is incorporated by reference to Exhibit (l)(1) to Post-Effective Amendment No. 35 filed on March 9, 2001.

	(12)	Purchase Agreement dated February 14, 2005 for shares of the Mid Cap Index Fund is incorporated by reference to Exhibit (l)(19) to Post-Effective Amendment No. 42 filed on May 25, 2005.

	(13)	Purchase Agreement dated February 14, 2005 for shares of the International Equity Index Fund is incorporated by reference to Exhibit (l)(20) to Post-Effective Amendment No. 42 filed on May 25, 2005.

	(14)	Purchase Agreement dated December 5, 2005 for shares of the Enhanced Large Cap Fund is incorporated by reference to Exhibit (l)(21) to Post-Effective Amendment No. 45 filed on December 16, 2005.

	(15)	Purchase Agreement dated February 17, 2006 for shares of the Emerging Markets Equity Fund is incorporated by reference to Exhibit (l)(22) to Post-Effective Amendment No. 46 filed on March 27, 2006.

	(16)	Purchase Agreement dated May 5, 2006 for shares of the Active M International Equity Fund is incorporated by reference to Exhibit (l)(23) to Post-Effective Amendment No. 50 filed on July 28, 2006.

(17)	Purchase Agreement dated May 5, 2006 for shares of the Global Real Estate Index Fund is incorporated by reference to Exhibit (l)(24) to Post-Effective Amendment No. 50 filed on July 28, 2006.

(18)	Purchase Agreement dated February 16, 2007 for shares of the Bond Index Fund is incorporated by reference to Exhibit (l)(25) to Post-Effective Amendment No. 53 filed on May 30, 2007.

(19)	Purchase Agreement dated August 3, 2007 for shares of the Short-Intermediate Tax-Exempt Fund is incorporated by reference to Exhibit (l)(27) to Post-Effective Amendment No. 58 filed on September 7, 2007.

(20)	Purchase Agreement dated November 2, 2007 for shares of the Global Sustainability Index Fund is incorporated by reference to Exhibit (l)(28) to Post-Effective Amendment No. 59 filed on July 1, 2008.

(21)	Purchase Agreement dated November 17, 2008 for shares of the Active M Emerging Markets Equity Fund is incorporated by reference to Exhibit (l)(30) to Post-Effective Amendment No. 63 filed on November 17, 2008.

(22)	Purchase Agreement dated November 17, 2008 for shares of the Multi-Manager Global Real Estate Fund is incorporated by reference to Exhibit (l)(31) to Post-Effective Amendment No. 63 filed on November 17, 2008.

(23)	Purchase Agreement dated May 8, 2009 for shares of the Ultra-Short Fixed Income Fund is incorporated by reference to Exhibit (l)(32) to Post-Effective Amendment No. 65 filed on June 22, 2009.

(24)	Purchase Agreement dated May 8, 2009 for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund is incorporated by reference to Exhibit (l)(33) to Post-Effective Amendment No. 65 filed on June 22, 2009.

(25)	Purchase Agreement dated August 29, 2009 for shares of the Multi-Manager High Yield Opportunity Fund is incorporated by reference to Exhibit (l)(34) to Post-Effective Amendment No. 68 filed on September 8, 2009.

(26)	Purchase Agreement dated May 20, 2011 for shares of the Global Tactical Asset Allocation Fund is incorporated by reference to Exhibit (l)(38) to Post-Effective Amendment No. 77 filed on July 27, 2011.

(27)	Purchase Agreement dated May 18, 2012 for shares of the Multi-Manager Global Listed Infrastructure Fund is incorporated by reference to Exhibit (l)(39) to Post-Effective Amendment No. 86 filed on July 23, 2012.

(28)	Purchase Agreement dated August 9, 2012 for shares of the Core Bond Fund is incorporated by reference to Exhibit (l)(32) to Post-Effective Amendment No. 95 filed on March 22, 2013.

(29)	Purchase Agreement dated August 9, 2012 for shares of the Short Bond Fund is incorporated by reference to Exhibit (l)(33) to Post-Effective Amendment No. 95 filed on March 22, 2013.

(30)	Purchase Agreement dated August 18, 2017 for shares of the U.S. Quality ESG Fund is incorporated by reference to Exhibit (l)(39) to Post-Effective Amendment No. 132 filed on August 18, 2017.

m)		Distribution and Services Plan adopted June 30, 2025 to be filed by subsequent amendment.

n)		Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System, adopted on August 19, 2021 is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 164 filed on October 6, 2021.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust adopted August 2, 2000, as revised on February 13, 2025 is filed herewith.

	(2)	Amended Code of Ethics of Northern Trust Investments, Inc. adopted February 1, 2005, as amended June 25, 2025, is filed herewith.

	(3)	Code of Ethics of Axiom International Investors LLC as updated September 2023 is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(4)	Code of Ethics of Westwood Global Investments, LLC dated March 31, 2024 is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(5)	Code of Ethics of Massachusetts Financial Services Company dated April 2, 2025 is filed herewith.

	(6)	Code of Ethics of Polen Capital Credit, LLC as updated December 2023 is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(7)	Code of Ethics of WCM Investment Management dated June 30, 2024 is filed herewith.

	(8)	Code of Ethics of Causeway Capital Management LLC revised April 25, 2025 is filed herewith.

	(9)	Code of Ethics of Victory Capital Management Inc. effective April 1, 2025 is filed herewith.

	(10)	Code of Ethics of Nomura Corporate Research and Asset Management Inc. dated October 1, 2022, is incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 182 filed on July 27, 2023.

	(11)	Code of Ethics of Wellington Management Company LLP dated December 1, 2023 is incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(12)	Code of Ethics of Lazard Asset Management LLC dated April 2022 is incorporated by reference to Exhibit (p)(17) to Post-Effective Amendment No. 182 filed on July 27, 2023.

	(13)	Code of Ethics of First Sentier Investors (Australia) IM LTD dated January 2024 is incorporated by reference to Exhibit (p)(14) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(14)	Code of Ethics of Janus Capital Management LLC revised November 13, 2023 is incorporated by reference to Exhibit (p)(15) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(15)	Code of Ethics of KBI Global Investors (North America), Ltd., dated December 19, 2023 is incorporated by reference to Exhibit (p)(17) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(16)	Code of Ethics of BlackRock Investment Management, LLC dated April 1, 2021 is incorporated by reference to Exhibit (p)(18) to Post-Effective Amendment No. 189 filed on July 26, 2024.

	(17)	Code of Ethics of FIAM LLC dated February 18, 2025 is filed herewith.

	(18)	Code of Ethics of Eagle Global Advisors, LLC dated November 12, 2024 is filed herewith.

	(19)	Code of Ethics of AllianceBernstein L.P. dated January 2024 is filed herewith.

	(20)	Code of Ethics of Cohen & Steers Capital Management, Inc. dated May 22, 2025 is filed herewith.

(q)	(1)	Powers of Attorney for Northern Funds dated February 12, 2025 is incorporated by reference to Exhibit (q)(1) to Post-Effective Amendment No. 190 filed on April 16, 2025.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds (the “Registrant”) is controlled by its Board of Trustees. As of the date of this Registration Statement, Northern Institutional Funds, a Delaware statutory trust, is under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.

Section 11 of the Registrant’s Management Agreement between the Registrant and Northern Trust Investments, Inc., the investment adviser for each series of the Registrant (the “Investment Adviser” or “NTI”), dated June 30, 2014, and Section 10 of the Registrant’s Management Agreement between Registrant and NTI (on behalf of the Multi-Manager Funds), dated June 30, 2014, provide for indemnification of the Investment Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities relating to advisory and administration services to which the Investment Adviser may be subject.

Section 3 of the Distribution Agreement dated May 31, 2017 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements, or alleged untrue statements, or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Section 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and each entity noted below is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The tables below were provided to the Registrant by the Investment Adviser and Sub-Advisers for inclusion in the Trust’s Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Carberry, Craig R. Chief Legal Officer, Senior Trust Officer and Secretary	The Northern Trust Company Northern Trust Securities, Inc. Northern Trust Corporation	Deputy General Counsel and Senior Vice President Chief Legal Officer and Secretary Deputy General Counsel

Caron, Judy A. Assistant Trust Officer, and Assistant Secretary	None	None

Carroll, Stephen E. Chief Financial Officer, Senior Vice President, Treasurer and Cashier	NT Global Advisors, Inc.	Chief Financial Officer and Senior Vice President

Chappell, Darlene Anti-Money Laundering Compliance Officer and Vice President	50 South Capital Advisors, LLC Northern Trust Securities, Inc.	AML Compliance Officer AML Compliance Officer

Crowley, Shannon Head of Marketing and Senior Vice President	None	None

Del Real, Jose J. Assistant Secretary	The Northern Trust Company	Assistant General Counsel and Senior Vice President

Delp, Lyenda Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Diwan, Kapinder Business Unit Chief Information Security Officer and Senior Vice President	None	None

Feeney, Angelica C. Assistant Secretary	None	None

Gamba, Daniel E. Director, Chairman, President, and Chief Executive Officer	The Northern Trust Company Northern Trust Corporation	Executive Vice President and President – Asset Management Executive Vice President and President – Asset Management

Hawkins, Sheri B. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Hunstad, Michael Ryan Director and Co-Chief Investment Officer	None	None

Joshi, Kaushal Chief Information Officer and Senior Vice President	None	None

Kar, Paula Director, Global Head of Product and Executive Vice President	None	None

Kumar, Archana Director, Chief Operating Officer and Executive Vice President	50 South Capital Advisors, LLC NT Global Advisors, Inc. The Northern Trust Company	Manager Director Executive Vice President

McInerney, Joseph W. Chief Risk Officer and Senior Vice President	50 South Capital Advisors, LLC	Manager

Roth, Christian Co-Chief Investment Officer and Executive Vice President	None	None

Teufel, Maya G. Chief Compliance Officer and Senior Vice President	None	None

Thomas, Sunitha Cherian Director and Senior Vice President	The Northern Trust Company	Head of Wealth & Intermediary Client Group

Zielinski, Kimberly Assistant Secretary	None	None

AllianceBernstein L.P. (“AB”) is a sub-adviser for the Registrant’s Active M International Equity Fund. AB is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
AB	801-56720

Axiom Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. Axiom is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Axiom	801-56651

BlackRock Investment Management, LLC (“BlackRock”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. BlackRock is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
BlackRock	801-56972

Causeway Capital Management LLC (“Causeway”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Causeway is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Causeway	801-60343

Cohen & Steers Capital Management Inc. (“Cohen & Steers”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. Cohen & Steers is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Cohen & Steers	801-27721

Eagle Global Advisors LLC (“Eagle”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. Cohen & Steers is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Eagle	801-53294

FIAM LLC (“FIAM”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. FIAM is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
FIAM	801-63658

First Sentier Investors (Australia) IM LTD (“First Sentier”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. First Sentier is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
First Sentier	801-73006

Janus Henderson Investors US LLC (formerly Janus Capital Management, LLC) (“Janus”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. Janus is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Janus	801-13991

KBI Global Investors (North America), Ltd. (“KBI”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. KBI is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
KBI	801-60358

Lazard Asset Management LLC (“Lazard”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. Lazard is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Lazard	801-61701

Massachusetts Financial Services Company (“MFS”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. MFS is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
MFS	801-17352

Nomura Corporate Research and Asset Management Inc. (“Nomura”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. Nomura is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Nomura	801-38965

Polen Capital Credit, LLC (“Polen Credit”) (f/k/a DDJ Capital Management, LLC) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. Polen Credit is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the

Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Polen Credit	801-55001

Victory Capital Management Inc. (“Victory Capital”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Victory Capital is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Victory Capital	801-46878

WCM Investment Management (“WCM”) is a sub-adviser for the Registrant’s Active M International Equity Fund. WCM is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
WCM	801-11916

Wellington Management Company LLP (“Wellington”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Wellington is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Wellington	801-15908

Westwood Global Investments LLC (“Westwood”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. Westwood is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Westwood	801-61776

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Northern Institutional Funds

(b)

The following are the Officers and Managers of the Distributor, the Registrant’s underwriter, none of whom serves as an officer of the Registrant. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position(s) with Distributor	Position(s) with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Nanette K. Chern	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Name	Address	Position(s) with Distributor	Position(s) with Registrant
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The location of accounts and records was provided in the most recent report on Form N-CEN filed by the Registrant.

ITEM	34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 194 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 190 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 29th day of July, 2025.

NORTHERN FUNDS

By:	/s/ Kevin P. O’Rourke
Kevin P. O’Rourke
President

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 189 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Kevin P. O’Rourke	President (Principal Executive Officer)	July 29, 2025
Kevin P. O’Rourke

/s/ Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 29, 2025
Randal E. Rein

* Therese M. Bobek Therese M. Bobek	Trustee	July 29, 2025

* Thomas A. Kloet Thomas A. Kloet	Trustee	July 29, 2025

*William Martin William Martin	Trustee	July 29, 2025

* David R. Martin David R. Martin	Trustee	July 29, 2025

* Cynthia R. Plouché Cynthia R. Plouché	Trustee	July 29, 2025

* Mary Jacobs Skinner Mary Jacobs Skinner	Trustee	July 29, 2025

* Ingrid LaMae A. de Jongh Ingrid LaMae A. de Jongh	Trustee	July 29, 2025

* Paula Kar Paula Kar	Trustee	July 29, 2025

/s/ Kevin P. O’Rourke
* By Kevin P. O’Rourke Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Description

(d)(1)(i)	Amended and Restated Exhibit A dated October 17, 2024 to the Management Agreement between Northern Funds and Northern Trust Investments, Inc.

(d)(4)	Amended and Restated Expense Reimbursement between Northern Funds and Northern Trust Investments, Inc. dated October 17, 2024

(d)(6)(iv)	Amendment No. 4 dated November 14, 2024 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC

(d)(19)	Investment Sub-Advisory Agreement dated August 16, 2024 between Northern Trust Investments, Inc. and FIAM LLC

(d)(20)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and AllianceBernstein L.P.

(d)(21)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and Cohen & Steers Capital Management, Inc.

(d)(22)	Investment Sub-Advisory Agreement dated February 13, 2025 between Northern Trust Investments, Inc. and Eagle Global Advisors, LLC

(g)(7)	Amended and Restated Custody Agreement between Northern Funds and The Northern Trust Company dated June 2, 2025

(h)(5)	Form of Rule 12d1-4 Fund of Funds Investment Agreement

(j)	Consent of Deloitte & Touche LLP dated July 25, 2025

(p)(1)	Amended Code of Ethics of the Trust adopted August 2, 2000, as revised on February 13, 2025

(p)(2)	Amended Code of Ethics of Northern Trust Investments, Inc. adopted February 1, 2005, as amended June 25, 2025

(p)(5)	Code of Ethics of Massachusetts Financial Services Company dated April 2, 2025

(p)(7)	Code of Ethics of WCM Investment Management dated June 30, 2024

(p)(8)	Code of Ethics of Causeway Capital Management LLC revised April 25, 2025

(p)(9)	Code of Ethics of Victory Capital Management Inc. effective April 1, 2025

(p)(17)	Code of Ethics of FIAM LLC dated February 18, 2025

(p)(18)	Code of Ethics of Eagle Global Advisors, LLC dated November 12, 2024

(p)(19)	Code of Ethics of AllianceBernstein L.P. dated January 2024

(p)(20)	Code of Ethics of Cohen & Steers Capital Management, Inc. dated May 22, 2025